UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03459

Penn Series Funds, Inc.

(Exact name of registrant as specified in charter)

600 Dresher Road

Horsham, PA 19044

(Address of principal executive offices) (Zip code)

Robert J. DellaCroce

Penn Series Funds, Inc.

600 Dresher Road

Horsham, PA 19044

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 956-8256

Date of fiscal year end: December 31

Date of reporting period: June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Shareholders

PennMutual

Semi-Annual Reports
June 30, 2013

Penn Mutual Variable Products

Dear Investor:

Thank you for your continued affiliation with The Penn Mutual Life Insurance Company. The confidence and trust you place in us reaffirms our commitment to helping policyholders take advantage of all life’s possibilities. We also take pride in being a financially strong mutual insurance company that delivers on our promises, and I’m very pleased to bring you the following capital markets summary. Please remember that regardless of what the markets may bring, short-term performance changes should not distract you from your long-term financial plan, and it’s a good idea to meet with your investment professional regularly to make sure that your asset allocation remains on target.

Stocks moved higher in the first half of 2013 despite the uncertainty surrounding higher taxes, fiscal reductions known as the “sequester” and continued sluggish economic growth. Volatility returned in the second quarter and remained elevated as evidenced by the late-May through June sell-off. In addition, first-quarter U.S. economic growth was revised downward from earlier estimates, which also offered resistance to advancing share prices late in the second quarter. Once again, the aggressively easy monetary policy of the Federal Reserve proved to be a powerful tailwind for equities during the period. From a sector perspective, defensive sectors such as Utilities and Consumer Staples experienced relatively weaker returns during the second quarter in comparison to the Financial and Consumer Discretionary sectors, which both rose due to consumer optimism. In this environment, the U.S. stock market, as measured by the Wilshire 5000 Equity Index, returned a strong 13.97 percent during the six month period ending June 30.

On a relative basis, small capitalization stocks provided slightly higher returns than did mid and large capitalization stocks during the six month period. Small capitalization stocks, as measured by the Russell 2000 Index, returned 15.86 percent, while mid capitalization stocks, as measured by the Russell Midcap Index returned 15.45 percent and large capitalization stocks, as measured by the Russell 1000 Index, returned 13.91 percent during the six-month period. From a style perspective, value stocks outperformed growth stocks in the mid and large market capitalizations, while the opposite was true in the smaller capitalization ranges.

International markets, both developed and emerging, ended the six month period significantly behind U.S. equities. Developed international stocks, as measured by the MSCI EAFE Index, returned a modest 4.47 percent while emerging market stocks, as measured by the MSCI Emerging Markets Index, suffered a loss of 9.40 percent. Emerging markets steep losses can be attributable to concerns about slowing growth, rising interest rates, political unrest, and currency weakness. For instance, most Latin American markets posted double-digit losses in the second quarter, as weaker commodity prices arising from China’s slowdown and Europe’s recession dampened the outlook for the region’s resource-dependent markets. Political turmoil in Brazil, Turkey and more recently Egypt have all taken a toll and weighted down the returns of emerging markets.

Investment-grade fixed-income securities, coming under significant pressure during May and June, underperformed high yield bonds during the first six months of the year. Investment-grade bonds, as measured by the Barclays Capital U.S. Aggregate Index, returned -2.44 percent for the six month period. The Credit Suisse High Yield Bond Index, which began the year with a solid advance, also came under pressure during the last two months of the six-month period and has returned 1.52 percent so far in 2013. Much of the pressure stemmed from the uncertainty surrounding the U.S. monetary stimulus policy that took center stage late in the second quarter following the Federal Open Market Committee (FOMC) meeting. While the Fed’s monetary stance currently remains unchanged, Chairman Ben Bernanke noted that the committee would look to begin pulling back on the bond-buying program later this year and into 2014 if the economy continues to evolve in line with the Fed’s projections. The Fed’s more optimistic outlook for the U.S. economy has caused investors to sell Treasury bonds in anticipation of higher interest rates once the economy improves and the Fed begins to taper its purchases of bonds. Most surprising to investors was the speed and severity of the move in Treasury markets, where yields on the 10-year note went from 1.6% in the beginning of May to more than 2.5% at the end of June. That translated into unexpected losses across the fixed income spectrum.

Once again, we thank you for the privilege of serving your financial needs and encourage you to work closely with your financial professional to continue to explore your options throughout all life’s stages.

Sincerely,

Peter M. Sherman

Executive Vice President and Chief Investment Officer

The Penn Mutual Life Insurance Company

President

Penn Series Funds, Inc.

Table of Contents

Penn Series Funds, Inc. Semi-Annual Report

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Limited Maturity Bond Fund

The Penn Series Limited Maturity Bond Fund returned –0.35% for the six-month period ending June 30, 2013. The Fund’s benchmark, the Barclays U.S. Government/Credit 1-3 year Bond Index, returned 0.07% during the same period.

Uncertainty surrounding the U.S. monetary stimulus policy took center stage late in the second quarter following the Federal Open Market Committee (FOMC) meeting. While the Fed’s monetary stance currently remains unchanged, Chairman Ben Bernanke noted that the committee would look to begin pulling back on the bond-buying program later this year and into 2014 if the economy continues to evolve in line with the Fed’s projections. As a result, markets reacted unfavorably with the Barclays Aggregate Bond Index dropping 1.8% for the week. As a reminder, the Fed has been carrying out its existing policy of purchasing $45 billion in Treasury bonds and $40 billion in mortgage-backed securities each month as part of its quantitative easing (QE). The Fed maybe is questioning the effectiveness of its purchase program. The Fed’s more optimistic outlook for the U.S. economy has caused investors to sell Treasury bonds in anticipation of higher interest rates once the economy improves and the Fed begins to taper its purchases of bonds. Most surprising to investors was the speed and severity of the move in Treasury markets, where yields on the 10-year note went from 1.6% in the beginning of May to more than 2.5% at the end of June. That translated into unexpected losses across the fixed income spectrum, including corporate bonds, mortgage-backed securities, municipal bonds, and emerging market debt. Nonetheless, the Fed’s “exit” plan will likely dominate market sentiment in the weeks and months ahead as the beginning of the end of the Fed’s QE program plays out.

In the second quarter of 2013, the broad fixed-income market as measured by the Barclays Capital U.S. Aggregate Index generated an overall return of –2.32%. This was the worst quarterly return since the second quarter of 2004, and just the third loss of more than 2% in the past 20 years. Major fixed income spread sectors performance was negative with investment grade corporate bonds (–3.31%), mortgage-backed securities (–1.96%), asset-backed securities (–0.80%), and commercial mortgage-backed securities (–1.44%). Asset-backed securities, the best performing sector during the quarter, benefited from lower duration, higher quality, and perceived relative safe-haven. With most low-risk assets continuing to offer negligible current income, investors continue to seek higher-risk, higher-yielding issues. While high yield bonds dipped, returning –1.44% during the second quarter, they maintained their lead as the top performing fixed-income sector for the year (+1.42%).

As anticipated, the Fund’s more conservative, lower credit risk approach, that has historically met total return performance goals without exposing the investor to undue default risk, was a headwind during the first quarter of the year against peers assuming greater risk. However, with volatility increasing late in the second quarter, the Fund’s conservative posture proved to be beneficial as it ranked near the top decile against peers during the second quarter. In this current deleveraging economic environment, we expect credit and default risk will be greater than most of our peers think. Consequently, we will continue to pursue what we consider a prudent profile towards credit risk and our relative ranking will fluctuate heavily toward whether default premiums rise or fall. Although we do not view being systematically overweight risk as prudent at this point, we have capacity. During bouts of volatility, we are willing to buy higher risk bonds if and when markets provide us sufficient risk premium to do so. During the second quarter, we sought to add exposure to the short end of the yield curve by purchasing a higher yielding asset-backed security backed by personal loans as well as an agency multi-family secured mortgage bond. For now the Limited Bond Fund remains high quality and defensively positioned with duration approximately even with the index.

Independence Capital Management, Inc.

Investment Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
U.S. Treasury Obligations	52.5%
Corporate bonds	23.0%
Agency Obligations	11.0%
Asset backed	6.8%
Commercial Mortgage Backed	3.7%
Residential Mortgage Backed	2.4%
Municipal Notes	0.6%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Quality Bond Fund

The Quality Bond Fund returned –3.04% for the six-month period ending June 30, 2013. The Fund’s index, the Barclays Capital U.S. Aggregate Bond Index, returned –2.44% over the same period.

Uncertainty surrounding the U.S. monetary stimulus policy took center stage late in the second quarter following the Federal Open Market Committee (FOMC) meeting. While the Fed’s monetary stance currently remains unchanged, Chairman Ben Bernanke noted that the committee would look to begin pulling back on the bond-buying program later this year and into 2014 if the economy continues to evolve in line with the Fed’s projections. As a result, markets reacted unfavorably with the Barclays Aggregate Bond Index dropping 1.8% for the week. As a reminder, the Fed has been carrying out its existing policy of purchasing $45 billion in Treasury bonds and $40 billion in mortgage-backed securities each month as part of its quantitative easing (QE). The Fed maybe is questioning the effectiveness of its purchase program. The Fed’s more optimistic outlook for the U.S. economy has caused investors to sell Treasury bonds in anticipation of higher interest rates once the economy improves and the Fed begins to taper its purchases of bonds. Most surprising to investors was the speed and severity of the move in Treasury markets, where yields on the 10-year note went from 1.6% in the beginning of May to more than 2.5% at the end of June. That translated into unexpected losses across the fixed income spectrum, including corporate bonds, mortgage-backed securities, municipal bonds, and emerging market debt. Nonetheless, the Fed’s “exit” plan will likely dominate market sentiment in the weeks and months ahead as the beginning of the end of the Fed’s QE program plays out.

In the second quarter of 2013, the broad fixed-income market as measured by the Barclays Capital U.S. Aggregate Index generated an overall return of –2.32%. This was the worst quarterly return since the second quarter of 2004, and just the third loss of more than 2% in the past 20 years. Major fixed income spread sectors performance was negative with investment grade corporate bonds (–3.31%), mortgage-backed securities (–1.96%), asset-backed securities (–0.80%), and commercial mortgage-backed securities (–1.44%). Asset-backed securities, the best performing sector during the quarter, benefited from lower duration, higher quality, and perceived relative safe-haven. With most low-risk assets continuing to offer negligible current income, investors continue to seek higher-risk, higher-yielding issues. While high yield bonds dipped, returning –1.44% during the second quarter, they maintained their lead as the top performing fixed-income sector for the year (+1.42%).

As anticipated, the Fund’s more conservative, lower credit risk approach, that has historically met total return performance goals without exposing the investor to undue default risk, was a headwind during the first quarter of the year against peers assuming greater risk. In this current deleveraging economic environment, we expect credit and default risk will be greater than most of our peers think. Consequently, we will continue to pursue what we consider a prudent profile towards credit risk and our relative ranking will fluctuate heavily toward whether default premiums rise or fall. Although we do not view being systematically overweight risk as prudent at this point, we have capacity. During bouts of volatility, we are willing to buy higher risk bonds if and when markets provide us sufficient risk premium to do so. During the quarter, agency mortgages underperformed Treasuries and as a result, we scaled back some of the Fund’s underweight positioning in this sector to take advantage of the mortgage widening. We also added exposure to corporate bonds for most of April and May in higher quality exposure names such as Walmart and Northrop Grumman, a leading global security company. When the volatility increased in June following the FOMC meeting, we took this opportunity to increase the size of the Fund’s corporate bond allocation, including emerging market names. As we witnessed outflows in emerging market bond funds, we took advantage of this opportunity to buy high quality, large cap entities that operate as multinationals. During the quarter, we also purchased high quality credit assets in sectors such as Healthcare, Energy and Telecommunications. For now the Quality Bond Fund remains high quality and positioned with duration approximately even with the index.

Independence Capital Management, Inc.

Investment Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
U.S. Treasury Obligations	44.0%
Residential Mortgage Backed	24.6%
Corporate Bonds	23.5%
Asset Backed Securities	3.3%
Municipal Bonds	1.6%
Agency Obligations	1.5%
Commercial Mortgage Backed	1.0%
Municipal Notes	0.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

High Yield Bond Fund

The Penn Series High Yield Bond Fund returned 1.70% in the first half of 2013 while its benchmark, the Credit Suisse High Yield Bond Index, returned 1.52%.

Credit selection in aerospace and financials contributed to results, and a small but necessary reserves allocation detracted.

The high yield market began the second quarter on a high note, carrying over the positive momentum from the first three months. Investor sentiment shifted in the latter part of the six-month period. The change in sentiment was partly driven by misinterpretation of Federal Reserve (Fed) Chairman Ben Bernanke’s comments in May, which caused market participants to quickly adjust expectations regarding future Fed asset purchases. U.S. Treasury yields soared — pressuring the entire fixed income market — as the Fed more clearly defined the framework for normalizing monetary policy.

In May, the market was saturated with new deals that mostly favored bond issuers — including historically low coupons — and likely contributed to the pullback. Heavy supply may have drained portfolio managers’ cash positions, leading to selling pressure as high yield funds experienced redemptions. Industry outflows were modest in May but hit an all-time high in June.

Gains in the special situations portion of the Fund were substantial enough leading into the third week of May to counteract the impact of the sell-off later in the period. For example, we purchased AMR Corp. (American Airlines) stock over the first quarter. The stock subsequently traded up following the announcement that American Airlines would merge with U.S. Airways. We also took profits within our modest equity allocation at market highs in many cases.

Our allocation to bank debt provided ballast to the Fund. Investor demand for floating rate instruments — such as bank loans — was strong, seemingly in response to increased interest rate volatility. Similarly, relative returns were helped by our targeted underweight to higher-quality bonds, which are more susceptible to interest rate risk.

On a positive note, the sell-off in the secondary market provided us with opportunities to invest in fundamentally sound names at a discount or to purchase recently issued bonds that were difficult to source due to overwhelming demand. Our recent credit meeting discussions centered on secondary market opportunities, with a focus on higher-quality securities that have experienced outsized underperformance. We also initiated positions in select emerging markets companies — such as Marfrig and Israel Electric — that became oversold as many investors focused on risk reduction.

With below investment-grade yields and credit spreads moving higher, we believe the market will eventually stabilize as value-conscious investors reallocate and buy on weakness. High yield issuers appear fundamentally sound, and we expect defaults to remain low over the next two years.

We expect the U.S. economy to continue its modest growth, creating a favorable operating environment for high yield companies. We also think uncertainty around the timing of the Fed’s tapering of asset purchases could cause additional volatility in the Treasury market.

We continue to broaden our scope outside of traditional U.S. high yield bonds by leveraging insights from the firm’s global research platform as we evaluate high yield bonds in emerging markets and Europe.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Bonds
BBB/BB Rated & Above	2.9%
BB Rated	22.0%
BB/B Rated	10.9%
B Rated	36.9%
B/CCC Rated	8.1%
CCC and Below	15.9%
Not rated	1.2%
Equity securities	2.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Flexibly Managed Fund

The Penn Series Flexibly Managed Fund returned 10.13% for the six-month period ending June 30, 2013, compared to its benchmarks the S&P 500 Index’s return of 13.82% and the Merrill Lynch Corporate/Government Index’s return of –2.85%.

Stocks were the strongest-performing asset class in the Fund, outperforming the S&P 500 Index. Our bond holdings also posted a positive return and outpaced. On an absolute basis, the financials and consumer discretionary sectors were sizable contributors to performance. No sectors detracted on an absolute basis.

The U.S. equity market continued its recent strength in the first half of the year, despite a June sell-off due to hints by the Federal Reserve that the tapering of its asset purchase program could begin later this year and even end by next year, barring continued economic improvement. Investors also reacted to further evidence of the ongoing recovery in the housing and labor markets, as well as supportive corporate earnings growth and diminished concerns about U.S. fiscal policy. The U.S. equity market continued to appear attractive relative to other asset classes, although that attractiveness diminished somewhat over the past few months due to the sell-off in fixed income assets and the continued strength in the equity market.

Our equity weight was flat quarter-over-quarter. We continued to focus the Fund on high-quality names with defensive characteristics, such as names with low earnings volatility. Over the past three months, we found opportunities in the consumer staples, health care, and industrials and business services sectors. Our fixed income weight increased as we added to our holdings in high-quality corporate issues with low duration. The Fund’s cash position fell during the quarter and is significantly down year-over-year.

The financials sector was a leading contributor to performance, driven by capital market companies. Rising interest rates and two consecutive strong quarterly results boosted global trust and custody bank State Street. Online broker TD Ameritrade also benefited from rising interest rates as well as increased investor trading activity in May and June, spurred on by increased equity and fixed income volatility.

On an absolute basis, no sectors detracted from performance. However, both Apple and Nestlé were notable detractors on the security level.

Looking across the asset class spectrum, we continue to believe the equity market looks attractive relative to other asset classes. We are finding opportunities in select consumer staples, health care, and industrials and business services names. Within the fixed income space, we continue to look to lower the duration of the Fund in light of rising interest rates. While the overall fixed income market still appears somewhat overvalued, negative investor flows in the asset class have created opportunities at the margins. As always, we remain focused on achieving our investment objective by finding the best risk-adjusted opportunities across the various asset classes.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Corporate bonds	17.8%
Financials	13.0%
Technology	11.5%
Consumer Discretionary	11.0%
Industrials	10.1%
Health Care	9.8%
Consumer Staples	8.2%
Loan Agreements	7.5%
Agency Obligations	4.1%
Energy	3.2%
Utilities	2.6%
Preferred Stocks	0.8%
Asset Backed Securities	0.5%
Commercial Mortgage Backed	0.5%
Options	–0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Balanced Fund

The Penn Series Balanced Fund returned 6.67% for the six-month period ending June 30, 2013, compared to its benchmarks, the S&P 500 Index’s return of 13.82% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.44% for the same time period.

The Balanced Fund is comprised of a target allocation of 60% to an equity fund and 40% to a fixed income fund. The equity allocation of the Fund is comprised of the Penn Series Index 500 Fund which seeks a total return that corresponds to that of the S&P 500 Index. The fixed income allocation of the Fund consists of an allocation to the Penn Series Quality Bond Fund.

At the broad asset class level, the Balanced Fund’s equity allocation performed in line with its broad equity benchmark the S&P 500 Index for the one-year period. The Fund’s fixed income allocation slightly underperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Weighing on the fixed income allocation of the Fund was the more conservative composition of the underlying individual fixed income fund versus the broad market Index.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/13

Index 500	60.0%
Intermediate Bonds	40.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Growth Stock Fund

The Penn Series Large Growth Stock Fund returned 11.02% for the six-month period ending June 30, 2013, compared to the 11.80% return for its benchmark, the Russell 1000 Growth Index.

Stock selection was the main reason for relative underperformance. The telecommunication services and health care sectors were the largest relative detractors. Energy, industrials and business services, and consumer discretionary were the leading outperformers.

U.S. equities soared in the first half of 2013, lifting several major indexes to multiyear or all-time highs by the end of May. The rally was supported by an improving economic and employment outlook despite federal tax increases and automatic spending cuts that went into effect during the first quarter. Investor sentiment was also lifted by good corporate earnings reports and accommodative monetary policies from major central banks. However, late in the period, stocks retreated from their best levels and long-term rates rose sharply, as the Federal Reserve signaled that it would begin tapering its asset purchases in the second half. Small-cap stocks outperformed large-caps. As measured by Russell indexes, value stocks outperformed growth among mid- and large-caps, while the opposite was true for small-caps.

Telecommunication services was the leading detractor on stock selection. A rise in the 10-year Treasuries rate negatively impacted tower companies, including Crown Castle International. Tower companies typically have longer-term contracts and cannot adjust quickly to a change in interest rates.

Health care underperformed due to stock selection and detrimental underweighting of the top-performing sector in the benchmark. In February, the U.S. Food and Drug Administration rejected an application from Novo Nordisk to sell its long-lasting insulin, Tresiba, saying the agency needed more information on the cardiovascular effects. Edwards Lifesciences, which designs and manufactures products to treat late-stage cardiovascular disease, reported earnings that missed expectations for the third consecutive quarter. The company attributed the setback to a lack of reimbursement for certain cardiovascular treatment procedures.

Energy was the leading outperformer due to stock selection. Early in the year, oil and gas producer EQT reported that production had grown 30% in 2012 and increased its estimated recovery rates for 2013. The company benefited from higher gas and oil prices. Share prices of Range Resources rose with increased production and higher natural gas prices, combined with an improvement in company cost controls.

Industrials and business services outperformed on stock selection. Rail transport company Kansas City Southern Industries has benefitted from an increase in crude oil shipments to the Gulf of Mexico, as well as increased demand for intermodal transportation.

The U.S. economy continues to expand at a stronger pace than most of the developed world, while emerging markets are grappling with lower growth and renewed political turbulence in some countries. We believe the United States is transitioning from a stimulus-driven to a market-driven economic environment as the Fed begins to ratchet down its asset purchase program and eventually starts to raise interest rates. This change in dynamic should prove healthy over the long run, but we don’t expect the second half of the year to be as robust as the first half.

Independence Capital Management, Inc.

Investment Adviser

T. Rowe Price Associates, Inc.

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Consumer Discretionary	27.2%
Technology	24.4%
Industrials	11.9%
Health Care	11.5%
Consumer Staples	7.1%
Financials	5.9%
Energy	5.0%
Materials & Processing	3.8%
Telecommunications	3.2%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Growth Fund

The Penn Series Large Cap Growth Fund returned 5.33% for the six-month period ending June 30, 2013, compared to the 11.80% return for its benchmark, the Russell 1000 Growth Index.

Investors have been moving back into stocks as their confidence in the current bull market increases, however they’ve especially rewarded slow-growth stocks. Investors generally avoided stocks with high valuations, preferring the relative safety of lower-priced, lower-growth stocks. Given this unfavorable environment, the Fund trailed the Index. Underperformance versus the benchmark was rooted in relative weakness in the technology and consumer-discretionary sectors. On the other hand, the health care and financial-services sectors added the most value versus the benchmark on a relative basis for the period.

In the technology sector, our holdings in Apple and Juniper Networks were among the largest detractors to performance. Apple is a core holding for the Fund, which we have owned for a number of years. We believe the recent decline has been driven by increased competition from Samsung in the smartphone market, a maturing high-end smartphone market, and concerns of margin erosion from offering lower priced products.

Underperformance in the consumer-discretionary sector was due largely to the poor results posted by both Facebook and lululemon athletica. Shares in Facebook, a social-networking service and website continued to underperform. Investors were alarmed by Mark Zuckerberg’s announcement of 2013 being an investment year, which could depress profit margins in the short term. Lululemon athletica, a long-term holding, designs and sells athletic apparel. Shares took hit on a March announcement that revealed design flaws in the company’s popular yoga wear.

On the positive side of things, in the health care sector outperformance versus the benchmark was largely due to the strong results provided by Biogen Idec and GNC Holdings.

Excess return in the financial-services sector was largely driven by the strong results in shares of CBRE Group, a global provider of commercial real-estate services to the office, retail, industrial, and multi-family industries.

The commentary provided above was from the former sub-adviser of the Fund, Turner Investments who was the manager of the Fund until May 1, 2013.

Contributing to performance during May and June was stock selection in the financial services sector and an overweight position and stock selection in industrial goods and services. Also contributing to performance during this period was an underweight position in Apple and avoiding Philip Morris International.

Detracting from performance during the last two months of the second quarter was stock selection in retailing and special products and services sectors as well as positions in Franklin Resources, Autodesk, Pernod Ricard and not owning Microsoft and Boeing.

The Fund aims to be a broadly diversified collection of large cap, high-quality companies with durable franchises, sustainable earnings and/or free cash flow growth, strong balance sheets, and strong management teams that is constructed based on a disciplined bottom-up stock selection process. We employ a long-term time horizon in seeking high quality, durable franchises that we believe will be able to generate above average growth sustainably for several years into the future. We look for near-term opportunities to acquire these companies at inexpensive valuations relative to the broad market.

Our conservative, valuation-focused growth approach led us to maintain an overweight in the consumer staples sector, as we have long favored stocks in this sector given the visibility and reliability of earnings growth. Within staples, we were overweight consumer products with a focus on companies with strong brands and diverse geographical footprints that we feel could enable them to grow at above-average rates, as well as strong balance sheets, good cash flow generation and reasonable valuations.

The commentary provided above was from the current sub-adviser of the Fund, MFS Investments who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

MFS Investments

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Technology	27.1%
Consumer Discretionary	14.7%
Healthcare	14.9%
Industrials	17.6%
Consumer Staples	15.6%
Energy	4.2%
Financials	3.5%
Materials & Processing	2.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Growth Fund

The Penn Series Large Core Growth Fund returned 10.94% for the six-month period ending June 30, 2013, compared to the 11.80% return for its benchmark, the Russell 1000 Growth Index.

For most of 2013, there have been both negative and positive macro events impacting the industrial sector. For example, improvements in housing and manufacturing have been offset by weak demand in Europe and sequestration worries. In this type of environment, the ability to select stocks with the strongest secular growth opportunities can add meaningful contribution to the Fund. While railroads have historically not been front of mind when discussing secular growth opportunities, select railroads definitely fit that description in our opinion. Kansas City Southern gained over 27% during the period as the company continues to benefit from increased North American manufacturing activity, specifically via its rail lines in and out of Mexico. Union Pacific Corp. added over 23% as it has seen ancillary benefits of the real estate recovery though increased shipments of building supplies.

Despite a small overall weight in the Fund, the financial sector was an area of healthy stock selection during the period. IntercontinentalExchange continued to validate our thesis around increasingly diversified revenue streams and cost synergies resulting from the acquisition of NYSE Euronext. Additionally, Affiliated Managers Group was a contributor to the Fund. As a leading asset manager with a collection of boutique offerings, AMG is benefitting from strong underlying product performance and inflows into asset classes en vogue with global investors.

The main detractors for the Fund were from stock specific issues in the health care sector as security selection has been a frustrating proposition thus far in 2013. We have been caught in the middle of two trading patterns in the sector: 1) investor hype around biopharmaceutical companies with binary pipeline outcomes and 2) investors, in the midst of shifting assets out of fixed income, attracted to the dividend yields offered in the sector as a “bond proxy”. While the former group, biotechnology companies, offer strong potential earnings growth and exciting products, we have been careful to allocate to stocks whose upside depend solely on clinical test results and the timing of possible FDA approvals. The latter trade, high dividend payers, lacks relevance as most of the companies don’t have the earnings growth we require for our investment process.

Positioning in the consumer staples sector also negatively impacted performance. As we have stated previously, identifying candidates that meet our investment criteria in the sector is continually challenging given the general lack of true growth companies and the rich valuation levels. Therefore, we remain meaningfully underweight; a decision that hurt performance given the strong relative returns of the sector. Furthermore, weakness in one of the few staples names we own did not help matters. Whole Foods Markets declined over 2.6% as the company reported weaker than expected same store sales and provided conservative guidance on future sales and margin levels.

While rate sensitive and yield oriented strategies were called into question late in the quarter with talk of Quantitative Easing “tapering”, we have taken a different route. Our path is not predicated on accommodative monetary policy or high dividend “bond proxies”, but rather on the type of strong secular growth that will allow for a more complete and sustainable economic recovery. As performance in the quarter reflected, there are few better places to find this type of growth and innovation than among domestically oriented companies. To that point, we remain bullish on the U.S. economy and in particular, on the U.S. consumer who is benefiting from a robust housing recovery, a strengthening U.S. dollar and improving employment data. This powerful combination bodes well for consumer confidence and domestic consumption.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Consumer Discretionary	29.4%
Technology	28.4%
Industrials	13.6%
Healthcare	11.1%
Financials	5.5%
Consumer Staples	5.2%
Materials	4.0%
Energy	1.4%
Telecommunications	1.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Cap Value Fund

The Penn Series Large Cap Value Fund returned 13.98% for the six-month period ending June 30, 2013, compared to the 15.90% return for its benchmark, the Russell 1000 Value Index.

During the first quarter, among the top contributors to Fund performance were Walgreen, Honeywell International, and Verizon Communications. Shares of Walgreen, an operator of drug stores, performed particularly well in March after announcing a long-term deal with AmerisourceBergen, the third largest drug distributor in the United States. Honeywell is a diversified technology and manufacturing company that released positive 2012 results during the quarter. Verizon Communications’ stock benefited from increases in revenue and customer growth.

The most significant detractors from performance in the first quarter was Apple. Having realized strong investment returns earlier in 2012, Apple gave back some of its relative outperformance during the period as investors sought to lock in gains. Production Also detracting from performance was Celanese, which manufactures chemical products, traded lower after it announced it expected challenging economic conditions to persist in 2013.

During the month of April, the top contributors were managed health care company Humana, Citigroup, American International Group, Verizon Communications and The Walt Disney Co.

The most significant detractors from Fund performance included Industrials stocks General Electric, Honeywell International, Quanta Services and Navistar International. Outside of Industrials, MGM Resorts International detracted from performance.

The commentary provided above was from the former sub-adviser of the Fund, OppenheimerFunds who was the manager of the Fund until May 1, 2013.

Strong stock selection in the financials, industrials and materials sectors, combined with an overweight in the consumer discretionary space were the main contributors to outperformance. The strong performance of the financial services sector has been the real story in the overall markets as well as within the strategy over the past few months. Within the Fund, this sector was the largest outperformer on an absolute basis due to strong individual performance from Metlife, JP Morgan Chase and Wells Fargo, as many positive data points have boosted financial stocks across the board. Within the industrials and materials sectors, Northrop Grumman and DuPont were strong contributors. Northrop, an Aerospace and Defense electronics company, reported strong earnings based on better operational performance. DuPont, a global chemical and life sciences company, reported better than first quarter consensus on higher revenues from both their Agricultural and Pigments businesses.

Detractors from overall performance included a technology holding, Motorola Solutions, as well as two names in the energy space, Hess Corp and Consol Energy. Lower enterprise volume production drove down shares of Motorola Solutions, a telecommunications equipment provider, however the long term story is still intact. In May, Hess’ five month proxy battle with Elliott Management came to a quiet resolution just ahead of the shareholder vote.

During the quarter, we made a few changes to the positioning of the Fund. In April, we took advantage of the recent pullback to add to a few names (i.e. Family Dollar, Sealed Air, Apple, Phillip Morris and EOG Resources) on weakness. We exited completely out of EBAY, as the stock has done more than we envisioned. We have also sold AT&T and started a new position in Verizon. AT&T had hit our base case target and we believe that Verizon is in a better fundamental situation. We also added Illinois Tool Workers as the new CEO is shifting ITW’s focus to divesting low-return businesses, dramatically consolidating the remaining portfolio, and managing certain aspects of that consolidated enterprise more tightly.

The commentary provided above was from the current sub-adviser of the Fund, Loomis, Sayles & Co,.who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

Loomis, Sayles & Co.

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Financials	25.3%
Healthcare	13.8%
Consumer Discretionary	13.0%
Energy	12.3%
Industrials	9.9%
Technology	8.8%
Consumer Staples	6.7%
Utilities	4.2%
Materials	3.5%
Telecommunications	2.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Large Core Value Fund

The Penn Series Large Core Value Fund returned 13.77% for the six-month period ending June 30, 2013, compared to the 15.90% return for its benchmark, the Russell 1000 Value Index.

The U.S. equity market posted robust gains during the first six months of 2013, with several major stock indexes setting or nearing record highs during the period. During the first quarter 2013, positive economic trends overcame headwinds ranging from recent tax hikes to renewed turmoil in Europe. In the U.S., encouraging news on the jobs front and surprisingly strong U.S. retail sales helped ease concerns that consumers might spend less amid higher taxes and still high energy prices. In the housing market, rising demand and more limited supply lifted home values, helping to boost consumer confidence and spending.

Equity market strength continued for much of the second quarter, before markets experienced increased volatility toward the end of the period as investors sold stocks after the Federal Reserve (the Fed) announced that a key component of its economic stimulus effort might be scaled back in the coming months. Also weighing on stocks were rising interest rates and an unsettled outlook for China’s massive economy. Equities bounced back near quarter end, recovering some of the ground they had lost. Despite the late period volatility, major U.S. stock indexes finished the period with strong gains.

The Fund’s underperformance versus the Index was primarily due to unfavorable stock selection results. Sector allocation overall had a modest positive impact on the Fund’s relative performance. Smaller-cap stocks generally outperformed the largest-cap stocks and lower quality stocks generally outpaced higher quality stocks during the period, creating a headwind to the Fund’s relative performance.

Nine of the ten Index sectors posted gains for the period, while all 10 of the sectors for the Fund were positive. Information technology and health care delivered the strongest performance results, while materials was the lone sector that generated a negative return over the period.

Unfavorable stock selection in the information technology sector was the main detractor from the Fund’s performance versus the Index during the period. Exposure to Apple, Oracle, and IBM weighed on relative performance results.

In telecommunication services, an overweight position in National Grid detracted. Other notable individual detractors over the period included the Fund’s holdings in Caterpillar, EMC, and Capital One Financial.

An underweight exposure to materials, coupled with avoiding some of the biggest laggards in the sector, aided relative performance. Industrials positions Boeing and Union Pacific contributed to results. Elsewhere, the Fund also benefited from overweight positions in Gilead Sciences, Microsoft, and Regions Financial.

The stock market’s recovery in the final days of the second quarter likely reflected diminished concerns about the prospect of scaled back government economic stimulus. A key test of market resilience may come later in 2013 if the Fed begins to put its plan into action. Equity investors will also be paying close attention to trends in interest rates, both short- and long-term. At the same time that it announced the possibility of reduced bond buying, the central bank reaffirmed its commitment to another key stimulus component: keeping short-term interest rates near zero until the unemployment rate falls significantly. Any sign of a change in this policy going forward could spark volatility in equity markets. Globally, a resolution of China’s credit crisis and stabilization of the country’s economic growth might be welcomed by investors.

Independence Capital Management, Inc.

Investment Adviser

Eaton Vance Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Financials	30.2%
Energy	15.8%
Healthcare	13.7%
Industrials	11.1%
Technology	8.6%
Consumer Discretionary	6.5%
Utilities	5.1%
Consumer Staples	3.9%
Telecommunications	2.7%
Materials	2.4%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Index 500 Fund

The Penn Series Index 500 Fund returned 13.55% for the six-month period ending June 30, 2013, compared to the 13.82% return for its benchmark, the S&P 500 Index.

After lagging the vast majority of global stock markets amid the fiscal worries that preoccupied the final quarter of 2012, U.S. equity averages recovered strongly during the opening months of 2013. All ten sectors in the S&P 500 Index posted solid gains during the first quarter of 2013. Topping the charts was the health care sector, which added 6.4% for March and 15.8% for the first quarter. Shares in several biotechnology firms enjoyed gains more than twice that large. The utilities sector was also a big winner, adding 5.4% in March and 13.0% for the quarter. Ample dividend yields continued to attract money to the group, which paid little heed to jumpy bond yields as it bounced back from a choppy 2012.

Indeed, the weakest U.S. sectors in the first quarter were information technology and materials, each of which returned less than half as much as the S&P 500 Index during the period. Continued declines in device maker Apple weighed on the technology sector, but several networking names also lost value in the first quarter. Meanwhile, poor performance among metals names was a major drag on the materials sector. The weakest S&P 500 Index groups in March alone were the energy and industrials sectors, with respective monthly returns of 1.9% and 2.2%.

The adjustments to monetary policy rhetoric during the second quarter caused considerable volatility across the major sectors in the S&P 500 Index, and even though all ten sectors still show ample gains since the start of 2013, the leadership seems to be narrowing. Amid the broader fray, the industrial sector has served as a compelling fulcrum, returning within 10 basis points of the S&P for June, for the second quarter, and also for the full first half. The balanced results of the industrials seem to reflect quite appropriately the tension between building economic recovery and the policy pullback that better growth may foster. For dividend-oriented groups, like telecommunication services and utilities, the consequences of potentially tapered accommodation have been less ambiguous. After faring quite well in the first quarter, the utilities lost 2.7% during the second, even after a mild rebound in June. Telecommunications services also bounced in the latest month, recovering to post a 1.0% return for the second quarter, but now both telecommunications and utilities lie well behind the S&P 500 on a year-to-date basis. The energy and materials sectors have been underperformers throughout 2013, suffering from sluggish global growth indicators and attendant declines in commodity prices. For June alone, the materials were the worst sector performer, losing 4.3%, but information technology was not far behind with a 3.6% decline.

On the sunnier side, health care and consumer discretionary stocks have been the most consistent S&P performers thus far in 2013. Led by big gains in several biotechnology names, the health care group tacked on 3.8% in the latest three months and its 20.3% advance in the first half was tops among all ten S&P sectors. Consumer discretionary did even better in the second quarter, climbing 6.8%, but its 19.8% year-to-date result leaves it just a touch behind healthcare for the full first half. Spearheading the discretionary advance thus far in 2013 have been a number of media and leisure-related names. The financials are not far behind, with a 19.5% gain since the start of the year. Despite a 1.7% loss in June when rising bond yields reawakened concerns about the health of European banks whose shareholders may have to bear greater burdens in future restructurings, the financial sector was the top quarterly performer in the S&P, posting a 7.3% three-month return.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Technology	17.8%
Financials	16.7%
Healthcare	12.7%
Consumer Discretionary	12.2%
Energy	10.5%
Consumer Staples	10.5%
Industrials	10.2%
Materials & Processing	3.3%
Utilities	3.3%
Telecommunications	2.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Growth Fund

The Penn Series Mid Cap Growth Fund returned 12.58% for the six-month period ending June 30, 2013, compared to the 14.70% return for its benchmark, the Russell Midcap Growth Index.

During the first half of 2013 investors have been moving back into stocks as their confidence in the current bull market increases; however, they’ve especially rewarded slow-growth stocks. Investors generally avoided stocks with high valuations, preferring the relative safety of lower-priced, lower-growth stocks. We prefer stocks that display the highest rate of earnings growth. Given this unfavorable environment, the Fund trailed its Index. Underperformance versus the benchmark was rooted in relative weakness in the consumer staples and producer durables sectors. On the other hand, the financial-services and consumer discretionary sectors added the most value versus the benchmark on a relative basis for the year-to-date period.

The consumer staples sector was the largest detractor to performance as specialty and retail food companies underperformed. Top detractors for the past six months were positions in Whole Foods, Beam Inc. and Hain Celestial Group as a result we sold out of Whole Foods and Hain Celestial Group and continue to own Beam Inc. Within the producer durables sector, our positions in Joy Global, Toll Brothers and Ultratech Inc. were among the largest detractors from relative results. We sold out of Joy Global and continue to hold Toll Brothers and Ultratech.

On the positive side, the Fund’s holdings in the financial sector outperformed those in the benchmark as overweight positions in IntercontinentalExchange, Brown & Brown and Affiliated Managers provided solid outperformance on an absolute and relative basis, as a result we continue to own all three companies. Along with financials, the consumer discretionary sector contributed to overall performance due to overweight positions in LinkedIn, HomeAway and Delta Air Lines. As a result we continue to hold all three positions as well.

Short-term volatility could continue as the Federal Reserve moves closer to the end of quantitative easing. But a portentous fact seems to be getting drowned out amongst the wailing and gnashing of teeth surrounding the end of quantitative easing — without significant economic progress, there’d be no reason to consider removing the Fed’s support system. Instead of worrying about the short-term, we think investors will soon see the bigger picture and the improving conditions for economic growth. For example, the U.S. Congressional Budget Office expects the economy to grow 3.4% next year and 3.6% between 2015 and 2018. And as the Fed slowly winds down its bond-buying program, we believe it should encourage investors to focus on stocks with higher earnings prospects and those that reinvest more in their own businesses in order to maximize returns over time.

We continue to believe that stocks have more upward potential behind them. In the near term, we expect to see an increase in volatility as investors digest the implications of scaled back fiscal-stimulus policies. And, even if the Fed does begin phasing out the current $85-billion a month bond-purchasing program, we expect interest rates to remain low until unemployment reaches their 6.5% target. So as the caution and concern surrounding the loss of that quantitative crutch dissolves, we think investors may return their focus to the bright spots in the macroeconomic landscape that helped boost stock returns so far in 2013. These include the U.S. housing market, an improving jobs market, and the overall slow yet steady growth of the U.S. economy.

Independence Capital Management, Inc.

Investment Adviser

Turner Investments

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Consumer Discretionary	29.7%
Technology	14.6%
Healthcare	14.0%
Financials	14.0%
Industrials	9.3%
Materials & Processing	6.6%
Energy	5.7%
Consumer Staples	4.5%
Utilities	1.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Cap Value Fund

The Penn Series Mid Cap Value Fund returned 17.66% for the six-month period ending June 30, 2013, compared to the 16.10% return for its benchmark, the Russell Micap Value Index.

During the period, the Fund benefitted from several of our contrarian positions that underperformed in 2012, including three retail positions (Best Buy, Safeway and Staples). Our underweight in the financial services sector (especially REIT’s), together with strong stock picking (State Street, Fidelity National) also contributed to performance during the period. Merger and acquisition activity and corporate restructurings helped as well. Virgin Media agreed to be acquired by Liberty Global at a substantial premium, CenterPoint Energy announced the formation of an MLP, BMC Software agreed to be acquired by a private investor group led by two private equity firms, NV Energy agreed to be acquired by MidAmerican Energy Holdings, a subsidiary of Berkshire Hathaway, and Devon Energy announced plans to form a publicly traded midstream MLP, which we believe can create value when it trades in the public markets. Lastly, Safeway, our largest position, entered into a definitive agreement to sell its Canadian operations to Sobeys for C$5.8 billion.

Our overweight and stock selection in technology and producer durables detracted from performance. In technology, Verifone and Nuance both missed earnings estimates and we used the weakness in Nuance, a franchise company in voice recognition technology, to increase our position size. Activist investor, Carl Icahn, also announced that he has accumulated around 15% of the shares. Brinks’ (Producer Durables) shares also declined as earnings came in below expectations.

Volatility returned to the markets, especially toward the end of the period. Substantial price changes resulted in increased portfolio activity both on the buy and sell side in order to improve the Fund’s discount to our estimate of intrinsic value. We eliminated seven positions; ADT, Virgin Media, Humana, Sempra and Hospira, which achieved our price objectives, while Navistar and Constellation Brands were eliminated due to changes in the investment thesis. On the buy side, we initiated eight new positions; AES, Devon Energy, Ashland, Agrium, Checkpoint Systems, ADT, and Edison International.

Given the economic backdrop of slow growth and rising interest rates, we believe that future market gains will be dependent on earnings growth and that the meaningful market multiple expansions prevalent through most of 2013 is over. We continue to position the Fund in cash generating, franchise companies selling at material discounts to our estimates of intrinsic value where management is returning cash to shareholders. We believe that these underappreciated franchises could become attractive takeover candidates given that the sluggish economic environment has hampered corporations’ ability to meaningfully grow their revenue base. Being flush with cash and with financing costs still attractive, these corporations may use acquisitions as an avenue to grow.

It appears that we are entering a new phase in the current economic recovery characterized, at some point, by less simulative monetary policy. As such, market interest rates will most likely trade towards a new, higher range. With higher interest rates, it is unlikely, in our opinion, to expect further multiple expansions, so increases in stock prices should be dependent on growth in earnings and cash flow. We continue to believe that our cash generating franchises represent excellent value and, given value creating catalysts, have the potential to achieve good returns moving forward.

Independence Capital Management, Inc.

Investment Adviser

Neuberger Berman Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Industrials	19.8%
Technology	19.4%
Financials	15.3%
Consumer Discretionary	13.0%
Utilities	9.2%
Health Care	8.5%
Consumer Staples	6.7%
Energy	5.0%
Materials	3.1%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Mid Core Value Fund

The Penn Series Mid Core Value Fund returned 14.41% for the six-month period ending June 30, 2013, compared to the 16.10% return for its benchmark, the Russell Midcap Value Index.

Stock selection within the information technology and consumer staples sectors detracted from relative performance during the first quarter. Within information technology, shares of Broadcom Corporation, a global semiconductor company, fell in January following management’s announcement of disappointing guidance for the first quarter of 2013. Within consumer staples, shares of Bunge, a global agribusiness and food company, underperformed after the company reported fourth quarter results below consensus expectations.

Contributing to the Fund’s relative performance in the first quarter was strong stock selection within the materials and consumer discretionary sectors. Within materials, shares of Axiall, a global manufacturer of chemicals and building products, rose following the merger transaction and on the anticipation of a continued recovery in the U.S. housing market. Within consumer staples, shares of Tupperware Brands, a direct seller of products of multiple brands through an independent sales force worldwide, rose as strong organic sales growth resulted in better than expected fourth quarter results.

In April, defensive sectors of the market outperformed cyclical sectors due to global macroeconomic concerns. The Fund’s overweight in the materials and industrials sectors coupled with underweight allocations in the telecommunication services and utilities sectors detracted from relative performance. Stock selection within the financials sector also hurt the Fund’s relative performance. Shares of Raymond James Financial, a diversified financial services holding company engaged in investment and financial planning, investment banking, and asset management, fell after the company reported disappointing fiscal second quarter 2013 results that were below consensus expectations.

Contributing to relative performance in April was positive stock selection within the health care sector. Within health care, shares of Actavis, a generic and specialty pharmaceutical company, rose following the announcement of several positive generic opportunities in April.

The commentary provided above was from the former sub-adviser of the Fund, Lord, Abbett & Co. who was the manager of the Fund until May 1, 2013.

In the energy sector, the weakest sector in the benchmark, the Fund benefited from an underweight position. Security selection also enhanced results. The Fund had limited exposure to refining stocks, which underperformed as the spread (difference in price) between Brent crude and West Texas Intermediate crude collapsed.

Security selection and an underweight in financials contributed positively to relative performance. The Fund benefited from its underweight in real estate investment trusts (REITs). For some time, the team has believed that many REITs are overvalued. REITs, which have benefited from low interest rates, underperformed as rates began to rise.

The Fund’s stance in the health care sector boosted results. The Fund was overweight health care equipment companies, largely because the team expects utilization rates to increase as the U.S. economy improves and the Affordable Care Act is fully implemented. Many of these names performed well on improved earnings and utilization rates.

In materials, security selection in metals and mining hampered results. Though the team favors low-cost producers, even these names retreated as the global economy slowed and metals and commodities prices declined. A top detractor was gold miner Newmont Mining. The sharp drop in gold prices is likely to negatively impact Newmont Mining’s profitability and free cash flow.

The industrials sector was the source of a key detractor. ADT, the provider of home security systems, reported a drop in its core earnings, though second-quarter profits edged up and revenues increased slightly.

As of June 30, 2013, the team saw attractive opportunities in health care and industrials, reflected by overweight positions in these sectors relative to the benchmark. Fundamental analysis and valuation work have led to smaller relative weightings in financials, information technology, consumer discretionary, and materials stocks.

The commentary provided above was from the current sub-adviser of the Fund, American Century Investment Management who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

American Century Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Financials	24.5%
Industrials	16.1%
Health Care	13.6%
Utilities	10.9%
Energy	8.3%
Technology	6.8%
Consumer Discretionary	6.6%
Consumer Staples	4.7%
Materials & Processing	3.2%
Miscellaneous	3.0%
Telecommunications	2.3%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Growth Fund

The Penn Series SMID Cap Growth Fund returned 18.04% for the six-month period ending June 30, 2013, compared to the 15.82% return for its benchmark, the Russell 2500 Growth Index.

In the technology sector, shares of ExactTarget, a company with a leading cloud marketing platform, soared over 68% after it was announced that the company had entered a definitive agreement to be acquired by salesforce.com. As is typical of our process, we sold the position when the price reached levels very near our valuation target and the offer price. Another stellar performer was Angie’s List which increased over 121% after the company reported better than expected sales and earnings. Strong subscriber growth drove these results and is expected to continue as penetration in many existing markets remains very low. Increased membership levels are also a key to driving service provider growth. IT service provider Vantiv also contributed to strong performance. Vantiv, the largest single platform electronic payment processor, was formerly a part of Fifth Third Bancorp. The company is well positioned to grow as the usage of electronic payments accelerates and as they expand their service territory beyond the footprint of Fifth Third’s franchise. Since going public a year ago, Vantiv has expanded to the West Coast and has increased its market share with small and mid-sized merchants.

For most of 2013, there have been both negative and positive macro events impacting the industrial sector. For example, improvements in housing and manufacturing have been offset by weak demand in Europe and sequestration worries. Chart Industries posted a return in excess of 41% during the period. Chart is a manufacturer of highly engineered equipment used throughout the liquid gas supply chain for purification, liquefaction, distribution, and other energy-related applications. The industrialization of the emerging markets is causing increased global energy demand, with natural gas gaining share from other types of hydrocarbons. The safe and inexpensive transport of natural gas requires liquefaction infrastructure where Chart has the leading market share. Another strong performer for the period was Hertz Global Holdings. As rental car volumes in the U.S. continued to be strong, the recent acquisition of Dollar Thrifty Automotive has presented opportunities to increase pricing in the airport rental market and improve margins.

The main detractors for the portfolio were from stock specific issues in the health care sector as security selection has been a frustrating proposition thus far in 2013. In the most recent period, Auxillium Pharmaceuticals posted a weak quarter driven by enhanced competition for one of its therapies, while a weaker than expected market for testosterone replacement therapies, impacted sales of its other major drug, Testim.

During the quarter, we increased our allocation to various consumer related themes by initiating positions in select retailers, business services, and media holdings. Media in particular is an area we feel is poised for strong growth. New distribution platforms, reasonable content costs, industry consolidation and geographic expansion have, in our opinion, created a multitude of growth opportunities that are not fully reflected in current valuation levels.

We remain confident in our current positioning as it appears a number of market factors are changing in our favor. General investor demand for U.S. equities is on the rise as funds flow out of bonds and into stocks. While the initial demand appeared skewed towards passive strategies and bond proxies, it is our belief that the benefits of active equity management will become too powerful to ignore. Correlations have declined and as monetary stimulus is gradually removed, increasing attention will be paid to company specific fundamentals.

Independence Capital Management, Inc.

Investment Adviser

Wells Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Industrials	27.8%
Technology	23.1%
Consumer Discretionary	17.8%
Healthcare	14.2%
Financials	5.5%
Consumer Staples	4.4%
Energy	2.9%
Materials	2.8%
Telecommunications	1.5%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

SMID Cap Value Fund

The Penn Series SMID Cap Value Fund returned 17.30% for the six-month period ending June 30, 2013, compared to the 15.10% return for its benchmark, the Russell 2500 Value Index.

During the first six months of 2013, the Fund rose in absolute terms and outperformed its benchmark. Strong stock selection was a key driver of the gains and was spread broadly across sectors.

Financials were a key contributor in the period, helped by the Fund’s regional bank holdings, which should benefit from higher interest rates, and our underweight in Real Estate Investment Trusts (REITs). The Fund also benefitted from merger and acquisition activity as financial buyers and strategic investors began to focus on the strong cash returns generated by a number of our holdings.

Technology stocks were standouts in the period as improving industry conditions helped holdings such as Micron and SunEdison. Other top individual contributors were: Thor Industries, Popular and Unum Group.

The Fund was negatively affected by stock selection in the industrial resources and capital equipment sectors. Underperformance generally came from holdings with greater global economic exposure as well as from those vulnerable to higher interest rates. Construction equipment supplier Terex experienced a stock price decline over concerns about weakness in Europe and emerging markets. Cliffs Natural Resources, a producer of iron ore, declined due to falling commodity prices and the announcement of a new capital spending plan that required a dividend cut and equity issuance. We have exited our position in Cliffs. Other detractors were AU Optronics, Royal Caribbean and ANN.

Our proprietary research has uncovered holdings where company level catalysts are driving improvements. The quality of these companies is evident in stronger balance sheets and robust cash flows. We have also added an array of undervalued companies that are industry leaders though relatively unknown in the marketplace. With these additions, we believe the Fund has an attractive mix of compelling valuation and strong quality.

Independence Capital Management, Inc.

Investment Adviser

AllianceBernstein

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Financials	25.8%
Consumer Discretionary	19.1%
Technology	18.9%
Industrials	10.9%
Energy	7.6%
Materials	7.4%
Utilities	5.0%
Healthcare	4.3%
Consumer Staples	1.0%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Growth Fund

The Penn Series Small Cap Growth Fund returned 8.91% for the six-month period ending June 30, 2013, compared to the 17.44% return for its benchmark, the Russell 2000 Growth Index.

Stock selection in the health care, materials and information technology sectors were the primary detractors from relative performance during the first quarter. The Fund benefited from stock selection in the energy and financials sectors.

Goodrich Petroleum posted strong performance during the quarter. It advanced on news of its favorable Tuscaloosa Marine Shale well results, which reignited interest in the company. WisdomTree Investments performed well as its net asset flows accelerated.

Software company BroadSoft underperformed as it delivered disappointing first quarter earnings estimates that raised questions about the sustainability of its historic growth rates. Oil and gas company Quicksilver Resources underperformed during the first quarter as the market was disappointed that the company did not monetize certain assets and partnerships that could have provided liquidity to exploit higher-margin emerging oil projects that the company has targeted.

Shares of Polypore International underperformed during the quarter following a tepid near-term outlook for the company’s lithium-ion business. Walter Energy, provider of low cost metallurgical coal lagged during the quarter. Despite the underlying strength in metallurgical coal pricing, sentiment on the name deteriorated towards the end of the quarter.

The commentary provided above was from the former sub-adviser of the Fund, Allianz Global Investors who was the manager of the Fund until May 1, 2013.

Our stock selection in the health care sector detracted from relative performance during the May and June. Two of our top detractors were Ironwood Pharmaceutical and athenahealth. Ironwood’s main product, Linzess, treats pain and symptoms of chronic constipation and we believe it could be a multibillion dollar drug over time. However, the drug is targeted toward the primary care physician market. To reach this broad, fragmented market, the company has had to increase spending to increase awareness of the product. The increased spending raised concerns the company would have to raise more capital, and this negatively impacted the stock during the period. We still like the long-term potential of the drug, however.

While athenahealth fell during the period we continue to like the long-term outlook for the company. Athenahealth provides cloud-based business services for physician practices. We think its products have the potential to remove significant inefficiency from the health care system. Additionally, we believe the company’s best-in-class ability to exchange information and help physicians navigate complex changes to the regulatory landscape will add meaningfully to its sales.

Two consumer discretionary companies were among our top contributors to performance during the two-month period. Our top contributor was Carter Holdings. The company has a dominant market share in baby clothing, and is a trusted brand for new parents. We believe there is great growth potential as Carter further monetizes its brand by opening its own stores. We also think there is more stability to Carter’s business than most clothing companies because there is less fashion risk in infant clothing. Wolverine Worldwide was also a top contributor. We like the company for its ability to acquire and improve the management of brands, and then increase the sales of those brands through Wolverine’s strong global distribution network. The stock’s performance has been driven in recent months by the company’s acquisition of several new brands including Sperry. Sperry went through a period of disinvestment, and after the acquisition, Wolverine is reviving the brand and opening proprietary Sperry stores.

The commentary provided above was from the current sub-adviser of the Fund, Janus Capital who became the manager of the Fund on May 1, 2013.

Independence Capital Management, Inc.

Investment Adviser

Janus Capital

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Technology	32.1%
Industrials	23.0%
Consumer Discretionary	18.3%
Healthcare	11.4%
Financials	7.7%
Energy	6.6%
Consumer Staples	0.9%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Value Fund

The Penn Series Small Cap Value Fund returned 15.88% for the six-month period ending June 30, 2013, compared to the 14.39% return for its benchmark, the Russell 2000 Value Index.

During the first quarter of 2013, our investments in the information technology sector contributed to returns and, specifically, Monotype Imaging Holdings was a top performer. Shares of Monotype Imaging, a provider of text imaging solutions worldwide, were boosted during the quarter as the company announced stronger-than-expected fourth quarter 2012 earnings, driven by accretion from the recent acquisition of Bitstream’s font business. Within the materials sector, PolyOne was a top overall contributor to performance. Strong year-over-year revenue growth driven by contribution from acquired company ColorMatrix, a leader in liquid colorants, fueled a beat of consensus estimates for fourth quarter 2012, driving its shares higher.

On the negative side, our investments in the consumer discretionary sector detracted from relative returns during the first quarter, and specifically, Chico’s, was a large detractor. Its shares sold off along with the broader sector, driven by investor concerns surrounding the payroll tax cuts and further by seasonally weak spring sales. Within the financials sector as well as at the portfolio level, Texas Capital Bancshares was a top detracting stock. After a strong run, the stock sold off in late January 2013 as investors became concerned about the sustainability of growth in its mortgage warehouse lending business. Later in the quarter, the company indicated that the Office of the Comptroller of the Currency was reconsidering the capital treatment of its mortgage warehouse business. We continue to like Texas Capital’s evolving market share position in the faster-growing Texas economy.

During the second quarter of 2013, MarketAxess Holdings, one of the leading providers of electronic trading for the corporate bond market, was a top contributor to returns. During the quarter, investors reacted positively as the company gained market share and new business, as many large cap brokers reduced their fixed income inventory due to regulatory reasons. Within the energy sector, Lufkin Industries was a top contributor to returns. Shares of this global supplier of artificial lift technology to the oil and gas industry spiked after General Electric Co. announced it would acquire the company for $3.3 billion.

For the second quarter, Newport was a top detractor from returns. Shares of Newport, a supplier of advanced technology products used in a variety of industries, underperformed following the company’s first quarter earnings that showed lower than expected sales in its life sciences and defense segments. Within the consumer discretionary sector, Meritage Homes, a designer and builder of single-family homes, was a top detractor from returns during the second quarter. Shares of Meritage Homes fell following the Federal Reserve Board’s announcement of the potential “tapering” which drove interest rates higher and hurt housing related stocks.

As we enter the third quarter, we continue to be positive on the U.S. equity market. Despite a strong first half of 2013, we believe the case for investing in U.S. equities remains compelling. Signs of improving U.S. economic growth remain intact, supported by a continued recovery in the housing market and consumer confidence. However, some headwinds remain given market concerns about the Fed tapering asset purchases and rising rates, fiscal policy’s drag on growth and global weakness. We believe it is important to recognize that rising rates and advancing equity markets are not mutually exclusive. Equities have the potential to continue to rise in an increasing rate environment, driven by improving U.S. economic growth and given the absolute level of rates remains low by historical standards.

Independence Capital Management, Inc.

Investment Adviser

Goldman Sachs Asset Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Financials	37.5%
Industrials	14.0%
Technology	11.2%
Consumer Discretionary	10.6%
Energy	6.8%
Materials	6.4%
Utilities	6.0%
Healthcare	4.2%
Consumer Staples	2.7%
Telecommunications	0.6%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Small Cap Index Fund

The Penn Series Small Cap Index Fund returned 15.63% for the six-month period ending June 30, 2013, compared to the 15.86% return for its benchmark, the Russell 2000 Index.

U.S. equity returns were as broad as they were strong in the first quarter, with more than 85% of the names in the S&P 500 generating positive returns. Fully one third of the S&P membership enjoyed three-month gains of at least 15%. Similar prosperity extended across lower capitalization tiers. The S&P Midcap 400 IndexTM climbed 4.8% in March and 13.5% for the full first quarter, lifting medium-capitalization issues well into record territory. Smaller stocks were on a similar wavelength, as the Russell 2000® Index ramped 5.1% in March and 13.2% for the quarter as a whole. One mild cautionary note: while the Russell 2000 did trade in record territory during March and closed close to those all-time highs, its actual peak during the first quarter occurred on March 15, just prior to the announcement of plans to tax depositors in Cyprus.

Although value-oriented portfolios continued to outpace growth-focused holdings during the first quarter, the outperformance was far from dramatic. Healthy returns for financials certainly helped the value cause, while consumer names provided plenty of lift on the growth side. But continued declines in the shares of heavily weighted Apple limited upside in growth portfolios and tipped the scales in favor of value for large-cap indexes. But without the large influence of Apple, roles were reversed in the small cap arena. Strong returns for health care issues boosted the Russell 2000® Growth Index to a 5.1% March gain and a 13.2% advance for the first quarter as a whole. The Russell 2000® Value Index could not quite keep up, adding 4.2% for March and finishing the first quarter with an 11.6% return.

Although the second quarter of 2013 confronted investors with numerous new sources of volatility, most notably a less straightforward monetary mantra that seemed unexpectedly hawkish relative to limited inflation and restrained global growth, the U.S. equity markets demonstrated an impressive resilience throughout the period.

Away from the largest equity issuers, share performance turned choppier in April when modest doubts arose as to the resilience of U.S. economic prospects. But second-tier stocks sought to rebuild their relative performance during May and June, and smaller names even managed to recoup in full the relative ground that they had lost earlier in the second quarter. The Russell 2000® Index only lost 0.5% in June, leaving it with a solid 3.1% return over the latest three months. Bolstered by strong appreciation across consumer-related issues, its year-to-date return of 15.86% represents its best first-half result since 2003.

Growth-oriented styles have found outperformance difficult in 2013, as financial stocks have traded higher in anticipation of more normal interest rates and technology investors have been served well by a value bias. Smaller financial names have underperformed their larger peers, and a value advantage for technology was not evident in second-tier stocks. While the 0.6% June decline in the Russell 2000 Growth Index was slightly greater than the 0.4% loss for the Russell 2000 Value Index, the former still achieved a 3.7% return for the second quarter as a whole, while the latter only added 2.5%. Thus far in 2013, Russell 2000 Growth has climbed 17.4%, while Russell 2000 Value is 300 basis points behind with a 14.4% year-to-date return.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Financials	23.1%
Technology	17.4%
Consumer Discretionary	14.4%
Industrials	14.3%
Healthcare	12.2%
Energy	5.6%
Materials	5.0%
Consumer Staples	3.9%
Utilities	3.3%
Telecommunications	0.8%

100.0%

[1]

Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Developed International Index Fund

The Penn Series Developed International Index Fund returned 3.15% for the six-month period ending June 30, 2013, compared to the 4.47% return for its benchmark, the MSCI EAFE Index.

Equity markets outside the U.S. zoomed out of the gate in early 2013, benefiting on the one hand from relief that fiscal constraints in the U.S. would not overwhelm consumer demand, and on the other from mounting confidence that the European Central Bank had more than enough ammunition to keep regional financial conditions stable. Only at the end of January, after the euro had enjoyed six solid months of steady appreciation, did investors begin to question whether the buoyant currency might act as an unwelcome headwind to already muted economic activity. The MSCI EAFE® Index of developed market equities overcame the European dislocations associated with bank closures in Cyprus to achieve a 0.8% return during March on an unhedged basis, and for the first quarter as a whole, EAFE notched a solid 5.1% advance.

Prominent among the winners was MSCI Japan, which jumped 4.9% in March and finished the first quarter with an 11.6% gain on an unhedged basis. The monthly figure was tops among all EAFE constituents, and the quarterly result was all the more remarkable given a roughly 9% decline in the Japanese yen, but the promise of aggressive action to reverse deflation unleashed a powerful and consistent rally in equities.

Also demonstrating March resilience were MSCI Belgium, which added 2.4% for the month, and MSCI Switzerland, which gained 1.6%. Shares of brewer Anheuser-Busch InBev continued to flatter Belgian averages, while stock in Swiss food and drug makers benefited similarly from the appeal of recession-resistant growth.

While weak banking shares in Europe made the financial sector one of only three in EAFE to lose ground during March, the energy and materials sectors were the more conspicuous decliners for both March and the first quarter as a whole. Concern about Asian demand growth and ample inventories of raw materials kept resource-related names on the defensive through the winter, even though they participated nicely during the initial equity rally in January.

The clear sector winners for the first quarter were health care and consumer staples, which investors viewed as twin havens from uncertain prospects for corporate profitability and economic growth. Steady demand for food, household products, and pharmaceuticals carried considerable appeal in a world where abnormally low interest rates and uncertain economic prospects obscured the outlook for more cyclical businesses.

The unrelenting combination of currency struggles and a foggy growth outlook ultimately took a grim toll on equity investments outside the U.S. during the second quarter. Only in Japan, where upcoming elections in July may provide fresh impetus to the economic initiatives of Prime Minister Shinzo Abe, did investors manage to find modest shelter from the international storms that squalled through equity markets towards the end of the first half. The only market that joined MSCI Japan in achievement of a positive June return in local currency terms was the often defensive MSCI Malaysia.

Stress in the European financial sector has contributed a key difference between EAFE and U.S. performance in the current year. In spite of solid gains for Japanese banking shares, EAFE financials slipped 4.5% during June and 1.2% for the second quarter, the latter result representing a substantial shortfall relative to their counterparts in the U.S., where policy prospects and less encumbered balance sheets seem to be boosting sentiment towards banks. The more conspicuous EAFE laggards in 2013 have been the energy and materials sectors, which have suffered amid prospects for moderation in Chinese expansion. Amid slumping copper and gold prices, metals names have stayed under heavy pressure.

Independence Capital Management, Inc.

Investment Adviser

State Street Global Advisors

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Japan	22.4%
United Kingdom	19.1%
Switzerland	9.8%
France	9.0%
Germany	8.6%
Australia	7.9%
Netherlands	4.8%
Sweden	3.2%
Hong Kong	2.9%
Spain	2.9%
Italy	1.8%
Singapore	1.6%
Denmark	1.1%
Belgium	1.1%
Finland	0.8%
Norway	0.7%
Ireland	0.6%
Israel	0.5%
Luxembourg	0.3%
Austria	0.3%
Portugal	0.2%
Bermuda	0.1%
China	0.1%
Guernsey	0.1%
New Zealand	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

International Equity Fund

The Penn Series International Equity Fund returned –0.33% for the six-month period ending June 30, 2013, compared to the 4.47% return for its benchmark, the MSCI EAFE Index.

The first half of 2013 has seen turbulence in the markets. We think this turbulence has been driven by changes in outlook for the world’s largest economies, and where they stand in the economic cycle. This fluctuating outlook combined with the specter of higher developed market interest rates has led to volatility across the fixed income and equity markets, as well as sharp falls in a number of emerging market currencies

Despite market turbulence, we do not believe there have been any significant changes that would negatively affect the quality growth companies we hold at the operating level. In the near term, valuations of companies with substantial exposure to weakening emerging market currencies should see income translation diluting reported earnings that will likely result in lower share prices. However, when the opportunities are viewed in a five-to-ten-year context, the near term sell-off has produced a number of investment opportunities, in our view. As the markets sell off, we sense more high quality investment opportunities are being created rather than destroyed.

We think the powerful long term secular drivers from growing consumption from the emerging markets will continue to support a number of growth opportunities across the globe, in particular within consumer staples and retail banking.

The Energy sector was a leading contributor to relative performance. Our energy holdings, as well as our underweight to the sector, contributed to performance during the first six months of the year. The Fund’s underweight exposure to utilities helped performance during the period, as the sector underperformed the benchmark as a whole.

The highly cyclical materials sector detracted from performance for the period. While the Fund’s underweight was positive, it was not enough to offset the negative impact from our selection of stocks within the space.

The Fund’s selection of financials names, as well as its underweight to the sector, hurt performance during the six-month period.

Valeant Pharmaceuticals, Core Laboratories, Persimmon, Domino’s Pizza Group and Rolls Royce Holdings helped performance during the period on an absolute basis. And on a relative basis, Core Laboratories, Valeant Pharmaceuticals, Persimmon, BHP Billiton and Domino’s Pizza Group contributed to performance during the period.

During the period, Newcrest Mining, Fresnillo, Goldcorp, Standard Chartered and HDFC Bank detracted from absolute performance during the period, while on a relative basis, Newcrest Mining, Fresnillo, Goldcorp, HDFC Bank and Standard Chartered hurt performance during the period.

Independence Capital Management, Inc.

Investment Adviser

Vontobel Asset Management

Investment Sub-Adviser

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
United Kingdom	23.9%
Switzerland	16.5%
India	12.7%
France	8.9%
Netherlands	8.2%
Canada	6.0%
United States	5.3%
Hong Kong	3.4%
Denmark	3.1%
Ireland	3.0%
Australia	2.6%
Germany	2.4%
Japan	1.3%
Mexico	1.0%
Belgium	1.0%
Italy	0.7%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Emerging Markets Equity Fund

The Penn Series Emerging Markets Equity Fund returned –6.07% for the six-month period ending June 30, 2013, compared to its benchmarks the MSCI Emerging Markets Index’s return of –9.40%.

During the period in review, emerging market (EM) equities continued to face challenges as the largest economies are slowing and investors are adjusting their expectations to a leadership churn. Downward earnings revisions for many EM companies — particularly in the energy and materials sectors — have also contributed to negative investor sentiment, as have signals from the Federal Reserve that quantitative easing may be tapered in the future. With overall EM growth likely to moderate to 4.5%, we have positioned the Fund with overweight allocations to countries with higher-than-average projected growth as well as positive catalysts supporting equity returns. Such catalysts include constructive political regimes supporting reform agendas, manageable debt levels and the capacity for healthy future credit expansion coming from a low base, competitive currencies, and resilient domestic demand.

For the reporting period, emerging markets heavily underperformed both the developed markets and the frontier markets (as measured by the MSCI Emerging Markets Index, MSCI World Index and MSCI Frontier Markets Index, respectively), which have outperformed, showing their diversifying nature. In emerging Asia, the Philippines and Indonesia were the best-performing markets, demonstrating the leadership churn in emerging markets, whereby the mid-tier markets are leading performance while the largest economies are slowing down, creating pressure on the Index overall. China and Korea were the largest underperforming Asian markets. In emerging Europe, Middle East and Africa (EMEA), which declined during the period, Hungary was the outlier with positive performance. The Czech Republic, Egypt and South Africa were the biggest laggards within EMEA. In Latin America, Mexico performed relatively better than its neighbors. Peru continued to be the worst-performing market both in the region and in all of the emerging markets. Colombia and Brazil, where growth recovery has been disappointing, also underperformed the Latin America region.

Both the Fund’s country allocation and stock selection processes equally contributed to the preservation of capital during the period.

Within country allocation, the Fund’s Brazil underweight along with the Philippines overweight were the top contributors. Other top contributors were stock selection in China, Brazil, South Africa and India. Within Brazil, top contributors were an underweight (now zero weight) to a mining company and a long-held overweight to a food company. The portfolio’s overweight to Thailand along with stock selection in Korea also contributed. Slightly detracting from returns was the underweight to Taiwan and stock selection in Indonesia, which was partially offset by an overweight allocation to the country.

From a sector perspective, our stock selection of companies within financials, materials, industrials and consumer discretionary contributed most positively to absolute returns. Also contributing was the portfolio’s underweight allocation to companies in the materials sector as well as an overweight to and stock selection in the consumer staples and health care sectors. There were no meaningful sector-level detractors.

We remain overweight the Philippines, Indonesia, Thailand, Poland and India in the portfolio. The portfolio is weighted just slightly below the benchmark weight in South Korea, which continues to be the largest absolute weight in the portfolio. An important consideration affecting our country weights is the rate of credit expansion over the past three years. We generally favor countries where credit expansion has not kept pace with gross domestic product (GDP) growth, and conversely, have concerns (and stay underweight) countries where credit growth has exceeded GDP growth by 5% a year for three years.

Independence Capital Management, Inc.

Investment Adviser

Morgan Stanley Investment Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
South Korea	13.1%
India	9.1%
China	7.9%
Brazil	7.3%
Thailand	7.2%
Taiwan	7.1%
Mexico	5.7%
Indonesia	5.2%
Phillippines	5.0%
Malaysia	3.5%
Turkey	3.3%
Hong Kong	3.2%
Russia	2.8%
Poland	2.8%
South Africa	2.6%
United States	2.0%
Chile	1.8%
Switzerland	1.6%
United Kingdom	1.5%
Portugal	1.2%
Peru	1.1%
Hungary	0.8%
Japan	0.8%
Panama	0.7%
Netherlands	0.7%
Columbia	0.6%
Autria	0.6%
Cyprus	0.4%
Spain	0.3%
Qatar	0.1%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments. The categories shown represent the countries in which the securities are denominated.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Real Estate Securities Fund

The Penn Series Real Estate Securities Fund returned 6.11% for the six-month period ending June 30, 2013, compared to the 6.49% return for its benchmark, the FTSE NAREIT Equity REIT Index.

U.S. real estate securities had solid gains in the first half of 2013, helped by improving demand and very little new supply in most property sectors. However, late in the period REITs declined sharply along with other income-oriented assets, as Treasury yields rose in response to news that the Federal Reserve might taper its bond purchasing program relatively soon. Despite the rise in yields, REITs maintained generally strong balance sheets, with low-rate debt typically structured at fixed, multi-year terms.

Commercial real estate benefited broadly from signs of a housing-led economic recovery. Property sectors with short lease terms and cyclically sensitive businesses generally fared well in this environment, including hotels and self storage. The residential market also provided a boost to shopping center and industrial REITs given their ties to local economic growth and housing-related businesses. By contrast, the apartment sector was hindered by concerns that rising home purchases, along with accelerating multifamily supply, would have a negative impact on cash flow growth.

Health care REITs continued to actively acquire properties, although the premium valuations placed on these properties limited their potential earnings benefit. Markets priced in a particularly favorable outlook for senior living centers, which historically have a strong correlation to housing and employment.

The office sector saw some aggressive bidding on New York properties. An investor took a 40% stake in the GM building, making it the most valuable office building in the U.S., with an estimated worth of $3.4 billion. Late in the quarter, an unidentified bidder offered to buy the Empire State Building for $2.1 billion, the second takeover proposal reported before a planned initial public offering that would include the building. These deals reflected a broader trend of rising real estate investment demand from sources eager for yield and inflation protection.

The Fund had a positive total return in the period, although it modestly underperformed its benchmark. Relative returns were hindered by stock selection in the regional mall, office and diversified sectors. Within the diversified sector, our position in Digital Realty Trust detracted, as it struggled amid concerns regarding high capital expenditures and the lease-negotiating power of its large tenants. Our underweights in health care REITs and the free-standing retail sector also hampered relative performance.

Favorable stock selection in the apartment sector aided performance. In the hotel sector, returns were helped by our overweight in Strategic Hotels & Resorts, which rallied on speculation that the company might be acquired. Our overweight in shopping center owners was also beneficial.

We expect the Federal Reserve to moderate quantitative easing once stronger and more sustained economic growth is observed, which we expect in late 2013. In this scenario, we believe Treasury yields are likely to be higher in 2014, although we would emphasize that the path to higher interest rates runs through an improving economy. In our view, better growth could have a greater impact on investor sentiment than a move away from historically low rates.

Our focus is on REITs that we believe have the potential to outperform in an environment of greater economic growth. From a sector standpoint, we like the shopping center, industrial, self-storage and hotel sectors. We have sold some suburban office owners, as, in our view, the group’s valuation advantage has narrowed relative to central business district office companies. We believe that West Coast offices still offer strong fundamentals, although we are monitoring these companies for signs of slowing growth in rents and absorption.

Independence Capital Management, Inc.

Investment Adviser

Cohen & Steers Capital Management

Investment Sub-Adviser

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Portfolio Composition as of 6/30/13

Percent of Total Investments[1]
Regional Malls	17.1%
Apartments	14.7%
Healthcare	11.6%
Diversified	10.4%
Office Property	9.6%
Strip Centers	9.6%
Storage & Warehousing	7.0%
Hotels and Resorts	6.4%
Industrial	5.7%
Building & Real Estate	4.6%
Manufactured Homes	1.8%
Lodging	1.5%

100.0%

[1]	Portfolio holdings are presented as a percentage of total investments before short-term investments.

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Aggressive Allocation Fund

The Penn Series Aggressive Allocation Fund returned 8.13% for the six-month period ending June 30, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 14.06% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.44% for the same time period.

The Aggressive Allocation Fund is comprised of a target allocation of 95% equity funds and 5% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term bond funds.

At the broad asset class level, the Aggressive Allocation Fund’s equity allocation outperformed its broad equity benchmark, the Russell 3000 Index for the one-year period. Weighing on the Fund’s performance versus its benchmark was the Fund’s underlying fund allocation within the non-U.S. equities as non-U.S. equities significantly underperformed domestic equities.

The Fund’s fixed income allocation performed in line with the Barclays Capital U.S. Aggregate Bond Index for the one-year time period.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/13

International Stocks	21.0%
Large Cap Value Stocks	19.0%
Large Growth Stocks	16.0%
Mid Cap Value Stocks	8.0%
Emerging Markets	8.0%
Mid Cap Growth Stocks	7.0%
Small Cap Value Stocks	6.0%
Small Cap Growth Stocks	5.0%
REITs	5.0%
Intermediate Bonds	5.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Aggressive Allocation Fund

The Penn Series Moderately Aggressive Allocation Fund returned 6.92% for the six-month period ending June 30, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 14.06% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.44% for the same time period.

The Moderately Aggressive Allocation Fund is comprised of a target allocation of 80% equity funds and 20% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Aggressive Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the six-month period. Weighing on the Fund’s performance versus its benchmark was the Fund’s underlying fund allocation within the non-U.S. equities as non-U.S. equities significantly underperformed domestic equities.

The Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the six-month time period. Contributing to the fixed income allocation’s performance was its underlying exposure to high yield fixed income.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/13

Large Cap Value Stocks	17.0%
International Stocks	17.0%
Large Growth Stocks	13.0%
Intermediate Bonds	13.0%
Mid Cap Value Stocks	7.0%
Emerging Markets	7.0%
Mid Cap Growth Stocks	6.0%
Short Term Bonds	5.0%
Small Cap Value Stocks	5.0%
Small Cap Growth Stocks	4.0%
REITs	4.0%
High Yield Bonds	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderate Allocation Fund

The Penn Series Moderate Allocation Fund returned 4.92% for the six-month period ending June 30, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 14.06% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.44% for the same time period.

The Moderate Allocation Fund is comprised of a target allocation of 60% equity funds and 40% fixed income funds. The equity allocation of the Fund is comprised of domestic equity funds ranging from large capitalization funds to small capitalization funds as well as developed international and emerging markets equity funds and the fixed income portion is primarily allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderate Allocation Fund’s equity allocation underperformed its broad equity benchmark, the Russell 3000 Index for the six-month period. Weighing on the Fund’s performance versus its benchmark was the Fund’s underlying fund allocation within the non-U.S. equities as non-U.S. equities significantly underperformed domestic equities.

At the broad asset class level, the Conservative Allocation Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Aiding the Fund’s fixed income allocation performance was its cash, short-term bond and high yield bond allocations of the underlying individual fixed income funds versus the broad market Index.

The Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Aiding the Fund’s fixed income allocation performance was its cash, short-term bond and high yield bond allocations of the underlying individual fixed income funds versus the broad market Index.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/13

Intermediate Bonds	21.0%
Large Cap Value Stocks	13.0%
International Stocks	13.0%
Short Term Bonds	12.0%
Large Growth Stocks	10.0%
Mid Cap Value Stocks	5.0%
Emerging Markets	5.0%
Small Cap Value Stocks	4.0%
High Yield Bonds	4.0%
Mid Cap Growth Stocks	4.0%
Cash Equivalents	3.0%
Small Cap Growth Stocks	3.0%
REITs	3.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Moderately Conservative Allocation Fund

The Penn Series Moderately Conservative Allocation Fund returned 3.20% for the six-month period ending June 30, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 14.06% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.44% for the same time period.

The Moderately Conservative Allocation Fund is comprised of a target allocation of 40% equity funds and 60% fixed income funds. The equity allocation of the Fund is consists of domestic equity funds comprised of large capitalization and mid capitalization funds as well as developed international equity funds and the fixed income portion is mostly allocated to intermediate-term and short-term bond funds.

At the broad asset class level, the Moderately Conservative Allocation Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Aiding the Fund’s fixed income allocation performance was its cash, short-term bond and high yield bond allocations of the underlying individual fixed income funds versus the broad market Index.

The Fund’s equity allocation performed in line with its broad equity benchmark, the Russell 3000 Index. The Fund’s underlying fund allocations within the large cap value space aided in its equity performance. Detracting from the Fund’s equity performance was the allocation to non-U.S. equity as this asset class underperformed U.S. equities.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/13

Intermediate Bonds	29.0%
Short Term Bonds	20.0%
Large Cap Value Stocks	10.0%
International Stocks	9.0%
Large Growth Stocks	7.0%
High Yield Bonds	6.0%
Cash Equivalents	5.0%
Mid Cap Value Stocks	4.0%
Emerging Markets	2.0%
Mid Cap Growth Stocks	2.0%
REITs	2.0%
Small Cap Growth Stocks	2.0%
Small Cap Value Stocks	2.0%

100.0%

Penn Series Funds, Inc.

Management’s Discussion of Fund Performance

Conservative Allocation Fund

The Penn Series Conservative Allocation Fund returned 1.02% for the six-month period ending June 30, 2013, compared to its benchmarks, the Russell 3000 Index’s return of 14.06% and the Barclays Capital U.S. Aggregate Bond Index’s return of –2.44% for the same time period.

The Conservative Allocation Fund is comprised of a target allocation of 80% fixed income funds and a target allocation of 20% in domestic and international equity funds. The fixed income funds predominately consist of short-term and intermediate-term bonds and the equity fund allocations consist of mostly large capitalization funds with a small exposure to developed international equity funds.

At the broad asset class level, the Conservative Allocation Fund’s fixed income allocation slightly outperformed the Barclays Capital U.S. Aggregate Bond Index for the year-to-date time period. Aiding the Fund’s fixed income allocation performance was its cash, short-term bond and high yield bond allocations of the underlying individual fixed income funds versus the broad market Index.

The Fund’s equity allocation performed in line with its broad equity benchmark, the Russell 3000 Index. The Fund’s underlying fund allocations within the large cap value space aided in its equity performance. Detracting from the Fund’s equity performance was the allocation to non-U.S. equity as this asset class underperformed U.S. equities.

The Fund is continually reviewed to help ensure that it remains consistent with its investment objective by making adjustments, when necessary, of specific sub-accounts within an asset class as well as automatic rebalancing of the Fund on a quarterly basis.

Independence Capital Management, Inc.

Investment Adviser

Asset Allocation Target as of 6/30/13

Intermediate Bonds	37.0%
Short Term Bonds	25.0%
Cash Equivalents	10.0%
High Yield Bonds	8.0%
Large Cap Value Stocks	7.0%
Large Growth Stocks	5.0%
International Stocks	5.0%
Mid Cap Value Stocks	2.0%
Mid Cap Growth Stocks	1.0%

100.0%

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

We believe that it is important for you to understand the effect of fees on your investment. All mutual funds have operating expenses. As a participant in any of the Penn Series Funds, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund. A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The Penn Series Funds are the underlying investment vehicles for the variable life and variable annuity contracts issued by The Penn Mutual Life Insurance Company and its subsidiary, The Penn Insurance and Annuity Company. These contracts have transaction costs, additional administrative expense fees and mortality and expense risk charges. Because of these additional expenses, the costs to investors will be higher than the figures shown in the following expense examples. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in each fund and to compare these costs with the ongoing costs of investing in other funds.

These examples are based on an investment of $1,000 invested for six months beginning January 1, 2013 and held through June 30, 2013. The examples illustrate your fund’s costs in two ways:

•

Actual Fund Performance in the table below provides information about actual account values and actual expenses. The “Ending Value” shown is derived from the fund’s actual return, and “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

•

Hypothetical 5% Annual Return is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case — because the return used is not the fund’s actual return — the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s cost by comparing this hypothetical example with the hypothetical examples that appear in shareholders reports of other funds. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

Please note that the expenses shown in the table are only meant to highlight and help you compare your ongoing costs of investing in the funds and do not reflect any fees and charges deducted under your insurance contract. The “Annualized Expense Ratio” represents the actual expenses for the six-month period indicated.

Disclosure of Fund Expenses

For the Period January 1, 2013 to June 30, 2013

Expense Table

	Beginning Value January 1, 2013	Ending Value June 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Money Market Fund
Actual	$1,000.00	$1,000.10	0.19%	$0.94
Hypothetical	$1,000.00	$1,023.84	0.19%	$0.95
Limited Maturity Bond Fund
Actual	$1,000.00	$996.50	0.57%	$2.82
Hypothetical	$1,000.00	$1,021.93	0.57%	$2.86

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2013	Ending Value June 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
Quality Bond Fund
Actual	$1,000.00	$969.60	0.56%	$2.73
Hypothetical	$1,000.00	$1,021.98	0.56%	$2.81
High Yield Bond Fund
Actual	$1,000.00	$1,017.00	0.81%	$4.05
Hypothetical	$1,000.00	$1,020.73	0.81%	$4.07
Flexibly Managed Fund
Actual	$1,000.00	$1,101.00	0.83%	$4.32
Hypothetical	$1,000.00	$1,020.63	0.83%	$4.17
Balanced Fund
Actual	$1,000.00	$1,066.70	0.20%	$1.02
Hypothetical	$1,000.00	$1,023.79	0.20%	$1.00
Large Growth Stock Fund
Actual	$1,000.00	$1,110.30	0.90%	$4.71
Hypothetical	$1,000.00	$1,020.28	0.90%	$4.52
Large Cap Growth Fund
Actual	$1,000.00	$1,053.30	0.90%	$4.58
Hypothetical	$1,000.00	$1,020.28	0.90%	$4.52
Large Core Growth Fund
Actual	$1,000.00	$1,109.40	0.88%	$4.60
Hypothetical	$1,000.00	$1,020.38	0.88%	$4.42
Large Cap Value Fund
Actual	$1,000.00	$1,139.90	0.87%	$4.62
Hypothetical	$1,000.00	$1,020.43	0.87%	$4.37
Large Core Value Fund
Actual	$1,000.00	$1,137.70	0.87%	$4.61
Hypothetical	$1,000.00	$1,020.43	0.87%	$4.37
Index 500 Fund
Actual	$1,000.00	$1,135.50	0.33%	$1.75
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Mid Cap Growth Fund
Actual	$1,000.00	$1,125.80	1.00%	$5.27
Hypothetical	$1,000.00	$1,019.77	1.00%	$5.02
Mid Cap Value Fund
Actual	$1,000.00	$1,176.60	0.82%	$4.43
Hypothetical	$1,000.00	$1,020.68	0.82%	$4.12
Mid Core Value Fund
Actual	$1,000.00	$1,144.10	1.07%	$5.69
Hypothetical	$1,000.00	$1,019.42	1.07%	$5.37
SMID Cap Growth Fund
Actual	$1,000.00	$1,180.40	1.05%	$5.68
Hypothetical	$1,000.00	$1,019.52	1.05%	$5.27

Important Information about Fund Expenses

Hypothetical Examples of a $1,000 Investment (Unaudited)

	Beginning Value January 1, 2013	Ending Value June 30, 2013	Annualized Expense Ratio	Expenses Paid During Period*
SMID Cap Value Fund
Actual	$1,000.00	$1,173.00	1.14%	$6.14
Hypothetical	$1,000.00	$1,019.07	1.14%	$5.72
Small Cap Growth Fund
Actual	$1,000.00	$1,089.10	1.09%	$5.65
Hypothetical	$1,000.00	$1,019.32	1.09%	$5.47
Small Cap Value Fund
Actual	$1,000.00	$1,158.80	1.14%	$6.10
Hypothetical	$1,000.00	$1,019.07	1.14%	$5.72
Small Cap Index Fund
Actual	$1,000.00	$1,156.30	0.55%	$2.94
Hypothetical	$1,000.00	$1,022.03	0.55%	$2.76
Developed International Index Fund
Actual	$1,000.00	$1,031.50	0.59%	$2.97
Hypothetical	$1,000.00	$1,021.83	0.59%	$2.96
International Equity Fund
Actual	$1,000.00	$996.70	1.17%	$5.79
Hypothetical	$1,000.00	$1,018.92	1.17%	$5.87
Emerging Markets Equity Fund
Actual	$1,000.00	$939.30	1.68%	$8.08
Hypothetical	$1,000.00	$1,016.36	1.68%	$8.43
Real Estate Securities Fund
Actual	$1,000.00	$1,061.20	0.99%	$5.06
Hypothetical	$1,000.00	$1,019.82	0.99%	$4.97
Aggressive Allocation Fund
Actual	$1,000.00	$1,081.30	0.33%	$1.70
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66
Moderately Aggressive Allocation Fund
Actual	$1,000.00	$1,069.20	0.31%	$1.59
Hypothetical	$1,000.00	$1,023.24	0.31%	$1.56
Moderate Allocation Fund
Actual	$1,000.00	$1,049.20	0.31%	$1.58
Hypothetical	$1,000.00	$1,023.24	0.31%	$1.56
Moderately Conservative Allocation Fund
Actual	$1,000.00	$1,032.00	0.32%	$1.61
Hypothetical	$1,000.00	$1,023.19	0.32%	$1.61
Conservative Allocation Fund
Actual	$1,000.00	$1,010.20	0.33%	$1.64
Hypothetical	$1,000.00	$1,023.14	0.33%	$1.66

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Money Market Fund

	Par (000)	Value†
CERTIFICATES OF DEPOSIT — 1.5%
Banks — 1.5%
JP Morgan Chase 0.200%, 07/29/13 (Cost $2,000,075)	$2,000	$2,000,075

COMMERCIAL PAPER — 54.8%
Beverages — 2.6%
Brown Forman Corp.
0.170%, 07/09/13	500	499,981
0.150%, 07/11/13	350	349,985
0.170%, 07/18/13	2,000	1,999,840
0.200%, 07/26/13	600	599,917

		3,449,723

Chemicals — 3.4%
Syngenta AG
0.180%, 07/16/13	4,000	3,999,720
0.150%, 08/05/13	500	499,927

		4,499,647

Computers — 0.4%
Hewlett-Packard Co. 0.300%, 07/01/13	530	530,000

Diversified Financial Services — 13.2%
ABB Treasury 0.140%, 08/02/13	6,400	6,399,228
AGL Capital 0.280%, 07/08/13	640	639,970
BP Capital Markets
0.230%, 08/06/13	1,500	1,499,665
0.350%, 08/06/13	1,700	1,699,422
Reckitt & Benckiser Treasury Services PLC
0.500%, 07/02/13	2,000	1,999,971
0.400%, 01/06/14	1,300	1,297,284
Toyota Motor Credit 0.240%, 08/14/13	2,000	1,999,427
WGL Holdings, Inc. 0.180%, 07/15/13	2,000	1,999,870

		17,534,837

Electric — 18.0%
GDF Suez S.A.
0.200%, 07/15/13	2,050	2,049,852
0.190%, 07/22/13	2,650	2,649,720
IDACORP, Inc. 0.280%, 07/11/13	500	499,965
NSTAR Electrical Co. 0.100%, 07/01/13	5,900	5,900,000
Oglethorpe Power Corp.
0.170%, 07/08/13	900	899,970
0.180%, 07/08/13	550	549,984
0.200%, 08/20/13	4,950	4,948,652
Southern Co.
0.150%, 07/10/13	500	499,983
0.200%, 07/10/13	1,400	1,399,938

	Par (000)	Value†

Electric — (continued)
0.180%, 07/15/13	$4,000	$3,999,740
0.200%, 07/15/13	500	499,964

		23,897,768

Food — 4.5%
Wisconsin EL 0.120%, 07/01/13	6,000	6,000,000

Gas — 2.0%
Air Liquide USA LLC 0.150%, 07/26/13	2,200	2,199,780
Spectra Energy Corp. 0.320%, 07/11/13	410	409,967

		2,609,747

Healthcare Services — 1.7%
United Healthcare Corp.
0.220%, 07/01/13	1,200	1,200,000
0.240%, 07/01/13	1,000	1,000,000

		2,200,000

Oil & Gas — 8.5%
Baker Hughes, Inc. 0.160%, 08/29/13	6,000	5,998,454
Conocophillips 0.140%, 09/05/13	4,000	3,998,989
Enbridge Energy Co., Inc. 0.300%, 07/11/13	640	639,952
Kinder Morgan Energy Partners LP 0.280%, 07/12/13	640	639,950

		11,277,345

Retail — 0.5%
Kroger Co. 0.300%, 07/08/13	600	599,970

TOTAL COMMERCIAL PAPER (Cost $72,599,037)		72,599,037

CORPORATE BONDS — 3.4%
Aerospace & Defense — 0.5%
United Technologies Corp. 0.545%, 12/02/13•	660	660,876

Beverages — 0.3%
Pepsico, Inc. 0.875%, 10/25/13	400	400,721

Diversified Financial Services — 1.1%
Caterpillar Financial Services Corp 1.550%, 12/20/13	1,387	1,395,365

Electric — 1.5%
ITCTransmission 4.450%, 07/15/13 @	2,000	2,002,850

TOTAL CORPORATE BONDS (Cost $4,459,812)		4,459,812

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Money Market Fund

	Par (000)	Value†
MUNICIPAL NOTES — 38.7%
California Housing Finance Agency 0.060%, 08/01/36•	$1,900	$1,900,000
City of Minneapolis 0.060%, 12/01/27•	2,290	2,290,000
Colorado Housing & Finance Authority
0.070%, 10/01/30•	2,800	2,800,000
0.080%, 04/01/43•	1,145	1,145,000
Idaho Housing & Finance Association
0.070%, 01/01/38•	3,900	3,900,000
0.080%, 01/01/40•	4,020	4,020,000
Iowa Finance Authority
0.070%, 07/01/34•	1,320	1,320,000
0.070%, 01/01/39•	1,100	1,100,000
Kansas State Department of Transportation 0.060%, 09/01/22•	3,100	3,100,000
Michigan State Housing Development Authority 0.170%, 06/01/39•	4,700	4,700,000
Minnesota Housing Finance Agency 0.070%, 07/01/36•	4,000	4,000,000
Pennsylvania Turnpike Commission 0.160%, 07/15/41•	5,000	5,000,000
South Dakota Housing Development Authority 0.070%, 05/01/39•	5,000	5,000,000
State of Texas 0.080%, 12/01/29•	4,000	4,000,000
Triborough Bridge & Tunnel Authority 0.350%, 01/01/19•	2,900	2,900,000
Wisconsin Housing & Economic Development Authority 0.070%, 09/01/22•	4,000	4,000,000

TOTAL MUNICIPAL NOTES (Cost $51,175,000)		51,175,000

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.6%
BlackRock Liquidity Funds MuniFund Portfolio - Institutional Shares	1	1
BlackRock Liquidity Funds TempFund - Institutional Shares	1	1
Federated Prime Obligations Fund - Class I	1	1
Fidelity Institutional Prime Money Market Portfolio	2,155,629	2,155,629
Fidelity Institutional Prime Money Market Portfolio - Class I	1	1
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $2,155,635)		2,155,635

TOTAL INVESTMENTS — 100.0% (Cost $132,389,559)		$132,389,559

†	See Security Valuation Note.
•	Variable Rate Security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Maturity Schedule	Market Value	% of Portfolio	(Cumulative)
1 — 7 days	$69,960,606	52.8%	52.8%
8 — 14 days	7,629,615	5.8%	58.6%
15 — 30 days	22,001,253	16.6%	75.2%
31 — 60 days	19,046,396	14.4%	89.6%
61 — 90 days	9,997,443	7.6%	97.2%
91 — 120 days	400,721	0.3%	97.5%
121 — 150 days	—	0.0%	97.5%
over 150 days	3,353,525	2.5%	100%

	$132,389,559	100.0%

Average Weighted Maturity — 23 days

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
CERTIFICATES OF DEPOSIT	$2,000,075	$—	$2,000,075	$—
CORPORATE BONDS	4,459,812	—	4,459,812	—
MUNICIPAL NOTES	51,175,000	—	51,175,000	—
COMMERCIAL PAPER	72,599,037	—	72,599,037	—
SHORT-TERM INVESTMENTS	2,155,635	2,155,635	—	—

TOTAL INVESTMENTS	$132,389,559	$2,155,635	$130,233,924	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 10.6%
Federal Home Loan Mortgage Corporation — 1.0%
1.375%, 02/25/14	$2,000	$2,015,132

Federal National Mortgage Association — 9.6%
0.500%, 08/09/13	2,000	2,000,760
1.000%, 09/23/13	2,000	2,003,824
0.750%, 12/18/13	7,000	7,020,545
1.625%, 10/26/15	7,000	7,173,537

		18,198,666

TOTAL AGENCY OBLIGATIONS (Cost $20,186,446)		20,213,798

ASSET BACKED SECURITIES — 6.6%
Cabela’s Master Credit Card Trust 0.723%, 02/18/20 144A @,•	3,000	2,998,416
Chase Issuance Trust 07-B1, B1 0.443%, 04/15/19•	2,398	2,343,728
Conseco Financial Corp. 7.650%, 04/15/19	33	34,149
Equity One Mortgage Pass-Through Trust 2004-1 4.145%, 04/25/34•	13	12,768
Ford Credit Floorplan Master Owner Trust A 1.140%, 06/15/17	1,000	1,000,729
GE Capital Credit Card Master Note Trust
1.043%, 09/15/16•	1,400	1,400,622
0.950%, 06/15/18	2,000	2,005,624
Hyundai Auto Lease Securitization Trust 2012-A 0.920%, 08/17/15 144A @	1,500	1,502,756
Popular ABS Mortgage Pass-Through Trust 2004-4 4.628%, 09/25/34•	12	12,588
SACO I, Inc. 1.093%, 06/25/35 144A @,•	378	319,619
Springleaf Funding Trust 2013-A~ 2.580%, 09/15/21 144A @	1,000	996,641

TOTAL ASSET BACKED SECURITIES (Cost $12,676,379)		12,627,640

COMMERCIAL MORTGAGE BACKED SECURITIES — 3.6%
Bear Stearns Commercial Mortgage Securities 2006-PWR11 5.563%, 03/11/39•	265	266,927
EMAC Owner Trust 2000-1 8.210%, 01/15/27 144A @,•	382	278,320
FDIC Commercial Mortgage Trust 2012-C1 A~ 0.841%, 05/25/35 144A @,•	4,342	4,342,270
FHLMC Multifamily Structured Pass Through K501-A1 1.337%, 06/25/16	1,870	1,881,658

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $6,882,100)		6,769,175

	Par (000)	Value†
CORPORATE BONDS — 22.3%
Auto Manufacturers — 0.5%
Daimler Finance North America LLC 1.250%, 01/11/16 144A @	$1,000	$993,483

Banks — 3.2%
Bank of Montreal 2.850%, 06/09/15 144A @	1,000	1,041,300
Bank of Nova Scotia 1.050%, 03/20/15 144A @	1,000	1,007,400
Commonwealth Bank of Australia 3.492%, 08/13/14 144A @	1,000	1,034,109
The Toronto-Dominion Bank 1.625%, 09/14/16 144A @	2,000	2,031,400
Westpac Banking Corp. 3.585%, 08/14/14 144A @	1,000	1,034,880

		6,149,089

Beverages — 1.2%
Anheuser-Busch InBev Worldwide, Inc. 0.800%, 07/15/15	1,000	999,755
SABMiller Holdings Inc. 1.850%, 01/15/15 144A @	1,000	1,014,554
The Coca-Cola Co. 1.800%, 09/01/16	240	244,871

		2,259,180

Biotechnology — 0.5%
Celgene Corp. 2.450%, 10/15/15	1,000	1,029,843

Diversified Financial Services — 3.8%
Caisse Centrale Desjardins du Quebec 2.550%, 03/24/16 144A @	3,000	3,123,600
General Electric Capital Corp.
1.000%, 12/11/15	1,000	998,506
2.300%, 04/27/17	1,000	1,013,810
Toyota Motor Credit Corp. 1.000%, 02/17/15	1,000	1,006,574
USAA Capital Corp. 2.250%, 12/13/16 144A @	1,000	1,030,385

		7,172,875

Energy-Alternate Sources — 1.6%
Appalachian Power Co. 0.649%, 08/16/13•	1,000	1,000,329
BG Energy Capital PLC 2.500%, 12/09/15 144A @	1,000	1,032,983
BP Capital Markets PLC 1.700%, 12/05/14	1,000	1,013,524

		3,046,836

Food — 1.0%
ConAgra Foods, Inc. 1.300%, 01/25/16	1,000	1,001,649
Unilever Capital Corp. 0.450%, 07/30/15	1,000	993,585

		1,995,234

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Limited Maturity Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Gas — 0.6%
Florida Gas Transmission Co., LLC 4.000%, 07/15/15 144A @	$1,000	$1,054,373

Healthcare Products — 1.1%
Baxter International Inc. 0.950%, 06/01/16	1,000	995,306
Zimmer Holdings, Inc. 1.400%, 11/30/14	1,000	1,006,669

		2,001,975

Insurance — 1.1%
Metropolitan Life Global Funding I 2.000%, 01/09/15 144A @	1,000	1,015,588
Principal Life Global Funding II 1.000%, 12/11/15 144A @	1,000	1,000,187

		2,015,775

Internet — 0.5%
Google, Inc. 2.125%, 05/19/16	1,000	1,033,438

Media — 0.5%
NBCUniversal Media LLC 3.650%, 04/30/15	1,000	1,050,737

Mining — 1.1%
BHP Billiton Finance USA Ltd. 1.125%, 11/21/14	1,000	1,007,052
Rio Tinto Finance USA PLC 0.823%, 06/19/15•	1,000	999,991

		2,007,043

Pharmaceuticals — 3.4%
AbbVie, Inc. 1.200%, 11/06/15 144A @	2,000	2,002,198
Express Scripts Holding Co. 3.125%, 05/15/16	1,000	1,039,856
Mckesson Corp. 0.950%, 12/04/15	500	498,663
Merck & Co., Inc. 0.700%, 05/18/16	1,000	993,086
Takeda Pharmaceutical Co. Ltd. 1.031%, 03/17/15 144A @	2,000	2,010,788

		6,544,591

Pipelines — 0.5%
TransCanada PipeLines Ltd. 0.750%, 01/15/16	1,000	988,698

Telecommunications — 1.1%
America Movil S.A.B. de C.V. 2.375%, 09/08/16	1,000	1,013,209
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,004,386

		2,017,595

	Par (000)	Value†

Trucking and Leasing — 0.6%
TTX Co. 5.400%, 02/15/16 144A @	$1,000	$1,081,062

TOTAL CORPORATE BONDS (Cost $42,153,804)		42,441,827

COMMERCIAL PAPER — 1.1%
Diversified Financial Services — 1.1%
ENI Finance USA 0.610%, 10/31/13	1,000	997,551
Ford Motor Credit 0.700%, 08/07/13	1,000	998,986

TOTAL COMMERCIAL PAPER (Cost $1,997,141)		1,996,537

MUNICIPAL NOTE — 0.6%
Regional — 0.6%
Province of British Columbia 2.850%, 06/15/15 (Cost $999,788)	1,000	1,045,300

RESIDENTIAL MORTGAGE BACKED SECURITIES — 2.3%
Collateralized Mortgage Obligations — 1.6%
Fannie Mae REMICS• 0.593%, 11/25/39	3,004	3,011,561

Fannie Mae Pool — 0.7%
4.000%, 06/01/20	348	367,257
2.996%, 12/01/33•	586	625,586
2.522%, 04/01/34•	187	198,504
2.815%, 07/01/36•	195	206,896

		1,398,243

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $4,342,219)		4,409,804

U.S. TREASURY OBLIGATIONS — 50.8%
U.S. Treasury Note
0.500%, 10/15/13	2,250	2,252,549
4.250%, 11/15/13	3,100	3,147,591
0.250%, 11/30/13	5,000	5,002,930
0.125%, 12/31/13	5,000	5,000,000
1.750%, 01/31/14	2,000	2,018,906
1.750%, 03/31/14	5,000	5,059,180
1.875%, 04/30/14	5,650	5,729,451
2.375%, 09/30/14	3,000	3,080,391
4.250%, 11/15/14	12,100	12,765,500
2.250%, 01/31/15	730	752,727
4.000%, 02/15/15	7,850	8,320,388
0.375%, 04/15/15	870	870,781
0.250%, 12/15/15	5,000	4,969,920
2.000%, 04/30/16	19,000	19,730,322
United States Treasury Note Bond 0.500%, 06/15/16	18,000	17,924,058

TOTAL U.S. TREASURY OBLIGATIONS (Cost $95,912,768)		96,624,694

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Limited Maturity Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	4,018,997	$4,018,997
BlackRock Liquidity Funds TempFund - Institutional Shares	218	218
Federated Prime Obligations Fund - Class I	407	407
Fidelity Institutional Prime Money Market Portfolio	1,019	1,019
Fidelity Institutional Prime Money Market Portfolio - Class I	197	197
Wells Fargo Advantage Government Money Market Fund - Institutional Class	77	77
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	5	5
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $4,020,921)		4,020,921

TOTAL INVESTMENTS — 100.0% (Cost $189,171,566)		$190,149,696

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $5,338,911.

LLC — Limited Liability Company.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Country Weightings as of 06/30/2013††
United States	90%
Canada	5
United Kingdom	2
Australia	1
Japan	1
Mexico	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AGENCY OBLIGATIONS	$20,213,798	$—	$20,213,798	$—
ASSET BACKED SECURITIES	12,627,640	—	12,627,640	—
COMMERCIAL MORTGAGE BACKED SECURITIES	6,769,175	—	6,769,175	—
CORPORATE BONDS	42,441,827	—	42,441,827	—
COMMERICAL PAPER	1,996,537	—	1,996,537
MUNICIPAL NOTE	1,045,300	—	1,045,300
RESIDENTIAL MORTGAGE BACKED SECURITIES	4,409,804	—	4,409,804	—
U.S. TREASURY OBLIGATIONS	96,624,694	—	96,624,694	—
SHORT-TERM INVESTMENTS	4,020,921	4,020,921	—	—

TOTAL INVESTMENTS	$190,149,696	$4,020,921	$186,128,775	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
AGENCY OBLIGATION — 1.3%
Federal National Mortgage Association — 1.3%
Federal National Mortgage Association 5.000%, 04/15/15 (Cost $6,847,615)	$6,750	$7,303,723

ASSET BACKED SECURITIES — 2.9%
Conseco Financial Corp. 7.240%, 11/15/28•	473	240,082
GE Capital Credit Card Master Note Trust
1.043%, 09/15/16•	4,000	4,001,776
0.950%, 06/15/18	5,000	5,014,060
Hyundai Auto Lease Securitization Trust 2012-A 0.920%, 08/17/15 144A @	4,000	4,007,348
SACO I, Inc. 1.093%, 06/25/35 144A @,•	1,135	958,857
Springleaf Funding Trust 2013-A~ 2.580%, 09/15/21 144A @	2,000	1,993,281

TOTAL ASSET BACKED SECURITIES (Cost $16,549,891)		16,215,404

COMMERCIAL MORTGAGE BACKED SECURITIES — 0.9%
Bear Stearns Commercial Mortgage Securities 4.830%, 08/15/38	39	39,152
CFCRE Commercial Mortgage Trust 144A 4.961%, 04/15/44 144A @,•	1,000	1,094,446
Citigroup Deutsche Bank Commercial Mortgage Trust 5.322%, 12/11/49	1,500	1,651,254
EMAC Owner Trust 2000-1 8.210%, 01/15/27 144A @,•	765	556,641
JPMorgan Chase Commercial Mortgage Securities Corp. 5.420%, 01/15/49	1,500	1,660,761

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (Cost $4,775,290)		5,002,254

CORPORATE BONDS — 20.7%
Aerospace & Defense — 0.7%
Lockheed Martin Corp. 3.350%, 09/15/21	1,000	995,123
Northrop Grumman Corp. 3.250%, 08/01/23	1,000	946,309
United Technologies Corp. 4.500%, 06/01/42	2,000	1,972,206

		3,913,638

Agriculture — 0.4%
Altria Group, Inc. 4.750%, 05/05/21	1,000	1,070,960
Cargill, Inc. 6.125%, 09/15/36 144A @	1,000	1,150,795

		2,221,755

	Par (000)	Value†

Banks — 1.1%
Bank of America Corp. 5.650%, 05/01/18	$1,000	$1,110,982
Bank of Montreal 2.850%, 06/09/15 144A @	1,000	1,041,300
JPMorgan Chase & Co. 6.000%, 01/15/18	1,700	1,939,975
The Goldman Sachs Group, Inc.
5.250%, 07/27/21	1,000	1,069,899
5.750%, 01/24/22	1,000	1,103,013

		6,265,169

Beverages — 0.7%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,000	1,264,833
Fomento Economico Mexicano SAB de CV 4.375%, 05/10/43	1,000	870,511
Pepsico, Inc. 4.000%, 03/05/42	1,000	902,410
The Coca-Cola Co. 3.300%, 09/01/21	1,000	1,022,405

		4,060,159

Biotechnology — 0.8%
Amgen, Inc. 4.950%, 10/01/41	1,000	969,306
Biogen Idec, Inc. 6.875%, 03/01/18	1,000	1,189,250
Genentech, Inc. 5.250%, 07/15/35	1,000	1,098,647
Gilead Sciences, Inc. 4.400%, 12/01/21	1,000	1,073,835

		4,331,038

Chemicals — 0.3%
EI du Pont de Nemours & Co. 4.150%, 02/15/43	1,000	960,874
Praxair, Inc. 3.000%, 09/01/21	1,000	985,834

		1,946,708

Commercial Services — 0.8%
Safina Ltd. 2.000%, 12/30/23	4,708	4,633,205

Computers — 0.4%
Hewlett-Packard Co. 2.600%, 09/15/17	1,000	998,689
International Business Machines Corp. 6.500%, 01/15/28	1,000	1,258,514

		2,257,203

Diversified Financial Services — 2.2%
American Honda Finance Corp. 144A 3.800%, 09/20/21 144A @	1,000	1,046,077
Caisse Centrale Desjardins du Quebec 2.550%, 03/24/16 144A @	2,000	2,082,400
Carobao Leasing LLC 1.829%, 09/07/24	4,687	4,555,683

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
General Electric Capital Corp.
6.150%, 08/07/37	$1,000	$1,131,534
5.875%, 01/14/38	1,000	1,100,755
Northern Trust Corp. 3.375%, 08/23/21	500	506,993
Toyota Motor Credit Corp. 3.400%, 09/15/21	1,000	990,903
USAA Capital Corp. 2.250%, 12/13/16 144A @	1,000	1,030,385

		12,444,730

Electric — 1.2%
Commonwealth Edison Co. 6.150%, 09/15/17	500	582,896
DTE Electric Co. 4.000%, 04/01/43	1,000	920,397
Duke Energy Carolinas LLC 4.250%, 12/15/41	1,000	931,692
Duke Energy Progress, Inc. 2.800%, 05/15/22	1,000	959,707
Enel Finance International SA 6.250%, 09/15/17 144A @	1,000	1,097,080
Georgia Power Co. 4.300%, 03/15/42	1,000	917,078
PacifiCorp 6.250%, 10/15/37	1,000	1,216,837

		6,625,687

Electronics — 0.2%
Thermo Fisher Scientific, Inc. 3.600%, 08/15/21	1,000	980,753

Engineering & Construction — 0.2%
ABB Finance USA, Inc. 4.375%, 05/08/42	1,000	961,575

Food — 1.1%
ConAgra Foods, Inc. 1.900%, 01/25/18	1,000	983,081
Grupo Bimbo SAB de CV 4.500%, 01/25/22 144A @	1,000	1,000,098
Hillshire Brands Co. 2.750%, 09/15/15	1,000	1,027,551
Kraft Foods Group, Inc. 5.000%, 06/04/42	1,000	1,012,692
Mondelez Internatonal, Inc. 6.750%, 02/19/14	500	517,771
Unilever Capital Corp. 0.850%, 08/02/17	2,000	1,938,446

		6,479,639

Gas — 0.5%
Boston Gas Co. 4.487%, 02/15/42 144A @	1,000	960,995
Pacific Gas & Electric Co. 3.250%, 09/15/21	1,000	1,000,095

	Par (000)	Value†

Gas — (continued)
SEMCO Energy, Inc. 5.150%, 04/21/20 144A @	$1,000	$1,066,086

		3,027,176

Healthcare Products — 1.6%
Baxter International, Inc. 3.200%, 06/15/23	1,000	980,878
Becton Dickinson and Co. 3.125%, 11/08/21	1,000	985,267
CareFusion Corp. 3.300%, 03/01/23 144A @	1,103	1,047,705
Covidien International Finance SA
6.000%, 10/15/17	1,000	1,158,805
3.200%, 06/15/22	1,000	986,321
Medtronic, Inc. 4.000%, 04/01/43	1,000	903,669
St Jude Medical, Inc. 4.750%, 04/15/43	1,000	926,845
Stryker Corp. 2.000%, 09/30/16	1,000	1,026,503
Zimmer Holdings, Inc. 4.625%, 11/30/19	1,000	1,092,692

		9,108,685

Healthcare Services — 0.4%
Cigna Corp. 4.375%, 12/15/20	1,000	1,063,797
UnitedHealth Group, Inc. 4.625%, 11/15/41	1,000	959,958

		2,023,755

Insurance — 0.5%
American International Group, Inc. 4.875%, 06/01/22	1,000	1,065,924
Berkshire Hathaway, Inc. 4.500%, 02/11/43	1,000	950,222
The Travelers Cos., Inc. 5.350%, 11/01/40	1,000	1,093,331

		3,109,477

Media — 0.4%
Comcast Cable Holdings LLC 9.875%, 06/15/22	1,000	1,347,552
The Walt Disney Co. 3.700%, 12/01/42	1,000	879,554

		2,227,106

Mining — 0.2%
Corp Nacional del Cobre de Chile 3.000%, 07/17/22 144A @	1,000	904,998

Miscellaneous Manufacturing — 0.4%
Illinois Tool Works, Inc. 4.875%, 09/15/41	1,000	1,044,838

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Miscellaneous Manufacturing — (continued)
Siemens Financieringsmaatschappij NV 6.125%, 08/17/26 144A @	$1,000	$1,187,260

		2,232,098

Oil & Gas — 2.4%
Apache Corp. 3.250%, 04/15/22	1,000	985,054
BG Energy Capital PLC 4.000%, 10/15/21 144A @	1,000	1,039,422
BP Capital Markets PLC 4.500%, 10/01/20	1,000	1,084,888
Chevron Corp. 3.191%, 06/24/23	1,000	995,151
Devon Energy Corp. 4.750%, 05/15/42	1,000	933,484
Occidental Petroleum Corp. 3.125%, 02/15/22	1,000	968,791
Pemex Project Funding Master Trust 6.625%, 06/15/35	1,000	1,050,000
Petrobras International Finance Co. - Pifco 6.750%, 01/27/41	1,000	999,061
Petroleos Mexicanos
1.950%, 12/20/22 W.I.	1,890	1,874,440
2.000%, 12/20/22	2,868	2,851,107
Statoil, ASA 3.150%, 01/23/22	1,000	989,016

		13,770,414

Oil & Gas Services — 0.5%
Halliburton Co. 4.500%, 11/15/41	1,000	987,783
National Oilwell Varco, Inc. 3.950%, 12/01/42	1,000	897,679
Schlumberger Oilfield PLC 4.200%, 01/15/21 144A @	1,000	1,067,965

		2,953,427

Pharmaceuticals — 1.7%
AbbVie, Inc. 1.200%, 11/06/15 144A @	1,000	1,001,099
Express Scripts Holding Co. 3.900%, 02/15/22	1,000	1,012,528
GlaxoSmithKline Capital, Inc. 5.375%, 04/15/34	1,000	1,093,468
Merck Sharp & Dohme Corp. 6.400%, 03/01/28	1,000	1,237,925
Novartis Capital Corp. 2.900%, 04/24/15	1,000	1,042,368
Sanofi 4.000%, 03/29/21	1,000	1,066,558
Takeda Pharmaceutical Co., Ltd. 1.625%, 03/17/17 144A @	2,000	1,990,862
Teva Pharmaceutical Finance Co. BV 3.650%, 11/10/21	1,000	1,000,092

		9,444,900

	Par (000)	Value†

Pipelines — 0.4%
DCP Midstream LLC 6.750%, 09/15/37 144A @	$1,000	$1,083,273
Sunoco Logistics Partners Operations LP 4.950%, 01/15/43	1,000	895,116

		1,978,389

Retail — 0.5%
CVS Caremark Corp. 5.750%, 05/15/41	1,000	1,127,227
Wal-Mart Stores, Inc.
3.250%, 10/25/20	1,000	1,033,675
4.000%, 04/11/43	1,000	911,185

		3,072,087

Semiconductors — 0.2%
Intel Corp. 4.000%, 12/15/32	1,000	928,629

Telecommunications — 0.7%
America Movil SAB de CV 3.125%, 07/16/22	1,000	921,395
AT&T, Inc. 3.875%, 08/15/21	1,000	1,031,392
British Telecommunications PLC 1.625%, 06/28/16	1,000	1,004,386
Verizon Communications, Inc. 4.600%, 04/01/21	1,000	1,084,016

		4,041,189

Trucking and Leasing — 0.2%
TTX Co. 5.400%, 02/15/16 144A @	1,000	1,081,062

TOTAL CORPORATE BONDS (Cost $114,151,463)		117,024,651

MUNICIPAL NOTE — 0.4%
Province of British Columbia 2.850%, 06/15/15 (Cost $1,999,576)	2,000	2,090,600

MUNICIPAL BONDS — 1.4%
City of New York 6.271%, 12/01/37	1,750	2,059,452
Corpus Christi Independent School District 6.124%, 08/15/32	1,000	1,188,650
Metropolitan Water District of Southern California 6.947%, 07/01/40	1,000	1,170,610
Orange County Sanitation District 6.400%, 02/01/44	1,000	1,239,340
San Francisco City & County Public Utilities Commission 6.950%, 11/01/50	2,000	2,561,120

Total MUNICIPAL BONDS (Cost $6,752,193)		8,219,172

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Quality Bond Fund

	Par (000)	Value†
RESIDENTIAL MORTGAGE BACKED SECURITIES — 21.6%
Collateralized Mortgage Obligations — 1.2%
Fannie Mae REMICS 0.593%, 11/25/39•	$3,004	$3,011,560
Freddie Mac REMICs 0.533%, 05/15/37•	3,856	3,875,710

		6,887,270

Fannie Mae Pool — 13.1%
5.000%, 07/01/23	1,135	1,211,420
2.522%, 04/01/34•	560	595,512
2.815%, 07/01/36•	649	689,654
2.431%, 08/01/36•	627	667,260
2.960%, 05/01/37•	510	538,975
4.000%, 08/01/39	4,472	4,657,836
4.000%, 11/01/40	4,100	4,273,364
3.500%, 12/01/40	8,408	8,546,895
3.500%, 01/01/41	7,143	7,260,708
3.500%, 03/01/41	1,858	1,888,754
2.500%, 02/01/43	10,916	10,159,470
2.500%, 05/01/43	12,977	12,077,196
3.000%, 06/01/43~	22,000	21,470,625

		74,037,669

Freddie Mac Gold Pool — 2.7%
3.000%, 01/01/26	5,500	5,657,013
3.500%, 12/01/40	5,154	5,227,287
3.500%, 01/01/41	3,440	3,489,165
3.500%, 02/01/41	1,026	1,040,753

		15,414,218

Ginnie Mae Pool — 4.6%
6.000%, 10/15/38	878	973,887
6.000%, 10/15/38	747	828,668
4.000%, 04/15/39	5,535	5,820,486
4.000%, 06/15/39	4,160	4,373,674
4.500%, 02/15/40	6,242	6,640,674
3.500%, 10/20/41	7,373	7,579,740
9.000%, 10/15/30	8	8,072

		26,225,201

TOTAL RESIDENTIAL MORTGAGE BACKED SECURITIES (Cost $119,493,279)		122,564,358

U.S. TREASURY OBLIGATIONS — 38.7%
U.S. Treasury Bond
6.250%, 08/15/23	1,350	1,811,531
5.500%, 08/15/28	2,800	3,643,500
3.500%, 02/15/39	3,320	3,373,950
4.375%, 05/15/40	100	117,281
3.125%, 11/15/41	9,000	8,437,500
2.750%, 11/15/42	450	387,985
U.S. Treasury Note
0.250%, 11/30/13	5,000	5,002,930
1.750%, 01/31/14	6,000	6,056,718
1.875%, 02/28/14	7,000	7,080,115
4.250%, 11/15/14	5,000	5,275,000
4.000%, 02/15/15	10,900	11,553,150

	Par (000)	Value†

U.S. Treasury Note — (continued)
2.125%, 12/31/15	$11,100	$11,544,866
2.625%, 02/29/16	5,000	5,273,830
1.500%, 07/31/16	3,050	3,122,675
0.875%, 12/31/16	3,750	3,747,656
0.625%, 08/31/17	12,000	11,753,436
0.625%, 11/30/17	52,000	50,695,944
0.750%, 03/31/18	13,000	12,653,667
2.375%, 06/30/18	4,300	4,506,938
2.750%, 02/15/19	9,800	10,430,875
3.125%, 05/15/19	6,550	7,108,283
3.375%, 11/15/19	475	522,648
1.000%, 11/30/19	11,100	10,575,347
2.000%, 11/15/21	2,200	2,162,015
2.000%, 02/15/22	4,400	4,303,407
1.625%, 08/15/22	6,000	5,629,218
1.625%, 11/15/22	18,000	16,803,288
U.S. Treasury Strip Principal 0.000%, 11/15/24+	7,800	5,652,075

TOTAL U.S. TREASURY OBLIGATIONS (Cost $217,592,093)		219,225,828

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 12.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	55,502,631	55,502,631
BlackRock Liquidity Funds TempFund - Institutional Shares	447	447
Federated Prime Obligations Fund - Class I	312	312
Fidelity Institutional Prime Money Market Portfolio	714	714
Fidelity Institutional Prime Money Market Portfolio - Class I	271	271
Wells Fargo Advantage Government Money Market Fund - Institutional Class	13,145,615	13,145,615
Wells Fargo Advantage Heritage Money Market Fund - Institutional Class	1	1
Wells Fargo Advantage Municipal Cash Management Money Market Fund - Institutional Class	1	1

TOTAL SHORT-TERM INVESTMENTS (Cost $68,649,992)		68,649,992

TOTAL INVESTMENTS — 100.0% (Cost $556,811,392)		$566,295,982

†	See Security Valuation Note.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Quality Bond Fund

~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $23,463,906.
+	Effective Yield. For those bonds that become coupon paying at a future date, the interest rate disclosed represents that annualized effective yield from the date of acquisition to maturity.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

REMICS — Real Estate Mortgage Investment Conduits.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
U.S. TREASURY OBLIGATIONS	$219,225,828	$—	$219,225,828	$—
AGENCY OBLIGATION	7,303,723	—	7,303,723	—
ASSET BACKED SECURITIES	16,215,404	—	16,215,404	—
COMMERCIAL MORTGAGE BACKED SECURITIES	5,002,254	—	5,002,254	—
CORPORATE BONDS	117,024,651	—	117,024,651	—
MUNICIPAL NOTE	2,090,600	—	2,090,600	—
MUNICIPAL BONDS	8,219,172	—	8,219,172	—
RESIDENTIAL MORTGAGE BACKED SECURITIES	122,564,358	—	122,564,358	—
SHORT-TERM INVESTMENTS	68,649,992	68,649,992	—	—

TOTAL INVESTMENTS	$566,295,982	$68,649,992	$497,645,990	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Number of Shares	Value†
COMMON STOCKS — 1.4%
Airlines — 0.2%
AMR Corp.*	21,500	$86,645
Delta Air Lines, Inc.*	11,200	209,552

		296,197

Auto Parts & Equipment — 0.2%
TRW Automotive Holdings Corp.*	5,125	340,505

Entertainment — 0.0%
New Cotai Participation Class B144A @^~	1	24,225

Media — 0.2%
Liberty Global PLC, Class A*	4,100	303,728

Oil & Gas — 0.3%
PBF Energy, Inc.	5,500	142,450
Range Resources Corp.	2,300	177,836
WPX Energy, Inc.*	9,300	176,142

		496,428

Packaging and Containers — 0.1%
Smurfit Kappa Group PLC*	11,850	193,731

Real Estate — 0.1%
Realogy Holdings Corp.*	5,000	240,200

Retail — 0.1%
Rite Aid Corp.*	83,900	239,954

Telecommunications — 0.2%
Crown Castle International Corp.*	1,750	126,683
NII Holdings, Inc.*	32,000	213,440

		340,123

TOTAL COMMON STOCKS (Cost $1,936,273)		2,475,091

PREFERRED STOCKS — 0.5%
Auto Manufacturers — 0.2%
General Motors Co. CONV.	8,300	399,728

Banks — 0.2%
Ally Financial, Inc.144A @	500	475,234

Media — 0.1%
Spanish Broadcasting System, Inc.^	182	132,860

Packaging and Containers — 0.0%
Smurfit-Stone Container Corp. (Escrow) CONV.*^~	725	0

TOTAL PREFERRED STOCKS (Cost $891,763)		1,007,822

	Par (000)	Value†
REAL ESTATE INVESTMENT TRUSTS — 0.3%
Diversified — 0.1%
American Tower Corp.	$1,375	100,609

Healthcare — 0.2%
Omega Healthcare Investors, Inc.	350,000	361,375

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $444,399)		461,984

	Par (000)	Value†
CORPORATE BONDS — 92.5%
Advertising — 0.9%
Griffey Intermediate, Inc. 7.000%, 10/15/20 144A @	$475	$458,375
inVentiv Health, Inc.
10.750%, 08/15/18144A @	200	166,000
11.000%, 08/15/18 144A @	225	186,750
Lamar Media Corp. 5.000%, 05/01/23	275	264,000
MDC Partners, Inc. 6.750%, 04/01/20 144A @	425	423,937
The Interpublic Group of Cos., Inc. 10.000%, 07/15/17	125	131,588

		1,630,650

Aerospace & Defense — 0.9%
Ducommun, Inc. 9.750%, 07/15/18	300	327,750
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	350	374,500
Meccanica Holdings USA, Inc. 6.250%, 07/15/19 144A @	350	359,296
Silver II Borrower 7.750%, 12/15/20 144A @	225	226,125
TransDigm, Inc. 7.750%, 12/15/18	275	289,438

		1,577,109

Airlines — 0.9%
American Airlines 2013-1 Class A Pass Through Trust 4.000%, 07/15/25 144A @	70	66,150
American Airlines 2013-1 Class B Pass Through Trust 5.625%, 01/15/21 144A @	75	77,625
American Airlines 2013-1 Class C Pass Through Trust 6.125%, 07/15/18 144A @^	200	193,000
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	43	49,804
Continental Airlines 2009-2 Class B Pass Through Trust 9.250%, 05/10/17^	33	37,231
Continental Airlines 2012-3 Class C Pass Thru Certificates 6.125%, 04/29/18	325	328,250
United Continental Holdings, Inc. 6.375%, 06/01/18	300	294,750
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/25	75	73,875
US Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21	35	36,400
US Airways Group, Inc. 6.125%, 06/01/18	575	543,375

		1,700,460

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Apparel — 0.3%
Hanesbrands, Inc. 6.375%, 12/15/20	$250	$266,563
Levi Strauss & Co. 6.875%, 05/01/22	200	217,000
Wolverine World Wide, Inc. 6.125%, 10/15/20 144A @	100	103,250

		586,813

Auto Manufacturers — 1.3%
Chrysler Group LLC
8.000%, 06/15/19	400	436,500
8.250%, 06/15/21	925	1,020,969
Fiat Industrial Finance Europe S.A. 6.250%, 03/09/18	275	388,907
Jaguar Land Rover Automotive PLC 5.625%, 02/01/23 144A @	450	436,500
Navistar International Corp. 8.250%, 11/01/21	175	171,938

		2,454,814

Auto Parts & Equipment — 1.5%
Affinia Group, Inc. 7.750%, 05/01/21 144A @	75	75,562
Allison Transmission, Inc. 7.125%, 05/15/19 144A @	350	370,125
American Axle & Manufacturing, Inc.
6.250%, 03/15/21	200	203,250
6.625%, 10/15/22	175	177,625
Delphi Corp.
5.875%, 05/15/19	75	79,687
6.125%, 05/15/21	100	109,000
5.000%, 02/15/23	200	205,500
Gestamp Funding Luxembourg SA 5.625%, 05/31/20 144A @	300	285,000
Pittsburgh Glass Works LLC 8.500%, 04/15/16 144A @	100	99,000
Schaeffler Finance BV 4.750%, 05/15/21 144A @	400	380,000
The Goodyear Tire & Rubber Co.
8.250%, 08/15/20	250	273,750
8.750%, 08/15/20	100	116,500
6.500%, 03/01/21	300	305,250
TRW Automotive, Inc. 4.500%, 03/01/21 144A @	75	74,813

		2,755,062

Banks — 2.1%
Ally Financial, Inc.
7.500%, 09/15/20	325	374,562
8.000%, 11/01/31	300	360,750
CIT Group, Inc.
4.250%, 08/15/17	350	351,750
6.625%, 04/01/18 144A @	500	540,000
5.375%, 05/15/20	300	307,125
5.000%, 08/15/22	350	347,375

	Par (000)	Value†

Banks — (continued)
Provident Funding Associates LP
10.125%, 02/15/19 144A @	$100	$110,500
6.750%, 06/15/21 144A @	300	299,250
Synovus Financial Corp.
5.125%, 06/15/17	600	589,500
7.875%, 02/15/19	300	332,250
UniCredit SPA 6.375%, 05/02/23	200	195,500

		3,808,562

Beverages — 0.4%
Constellation Brands, Inc.
6.000%, 05/01/22	300	321,750
4.250%, 05/01/23	375	353,906

		675,656

Building Materials — 3.4%
Ainsworth Lumber Co. Ltd. 7.500%, 12/15/17 144A @	100	106,000
Associated Materials LLC
9.125%, 11/01/17	175	183,750
9.125%, 11/01/17	500	525,000
Builders Firstsource, Inc. 7.625%, 06/01/21 144A @	250	241,875
Building Materials Corp. of America 6.750%, 05/01/21 144A @	250	265,625
Cemex Finance LLC 9.375%, 10/12/22 144A @	625	681,250
Cemex S.A.B. de CV
9.000%, 01/11/18 144A @	425	446,250
5.875%, 03/25/19 144A @	750	727,500
Interline Brands, Inc. 10.000%, 11/15/18	125	134,375
Masco Corp.
6.125%, 10/03/16	150	162,000
5.850%, 03/15/17	200	211,000
Nortek, Inc.
10.000%, 12/01/18	300	325,500
8.500%, 04/15/21	350	374,500
Reliance Intermediate Holdings LP 9.500%, 12/15/19 144A @	225	243,000
Summit Materials LLC 10.500%, 01/31/20 144A @	250	267,500
Texas Industries, Inc. 9.250%, 08/15/20	200	215,500
USG Corp.
9.750%, 01/15/18	450	510,750
8.375%, 10/15/18 144A @	50	54,125
Vulcan Materials Co. 7.500%, 06/15/21	300	336,000
Wienerberger AG 6.500%, 12/29/49•	200	235,868

		6,247,368

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Chemicals — 3.0%
Ashland, Inc.
3.875%, 04/15/18 144A @	$125	$123,750
4.750%, 08/15/22 144A @	225	222,750
Celanese U.S. Holdings LLC 4.625%, 11/15/22	450	441,562
Ciech Group Financing AB 9.500%, 11/30/19 144A @	250	346,562
Eagle Spinco, Inc. 4.625%, 02/15/21 144A @	325	312,000
Hexion US Finance Corp.
8.875%, 02/01/18	200	204,000
8.875%, 02/01/18 144A @	250	255,000
6.625%, 04/15/20 144A @	275	274,313
9.000%, 11/15/20	100	95,500
Huntsman International LLC
8.625%, 03/15/20	75	81,563
4.875%, 11/15/20	125	123,438
Ineos Finance PLC 8.375%, 02/15/19 144A @	375	409,687
Ineos Group Holdings SA 6.125%, 08/15/18 144A @	200	191,000
Magnetation LLC 11.000%, 05/15/18 144A @	250	245,000
Momentive Performance Materials, Inc.
8.875%, 10/15/20	125	130,625
9.000%, 01/15/21	250	214,375
Petrologistics LP 6.250%, 04/01/20 144A @	175	171,500
PolyOne Corp.
7.375%, 09/15/20	150	162,000
5.250%, 03/15/23 144A @	250	246,250
PQ Corp. 8.750%, 05/01/18 144A @	475	486,875
Rockwood Specialties Group, Inc. 4.625%, 10/15/20	300	301,500
Tronox Finance LLC 6.375%, 08/15/20 144A @	275	259,188
US Coatings Acquisition, Inc.
5.750%, 02/01/21 144A @	100	130,164
7.375%, 05/01/21 144A @	150	153,000

		5,581,602

Coal — 1.3%
CONSOL Energy, Inc. 8.000%, 04/01/17	375	394,687
Foresight Energy LLC 9.625%, 08/15/17 144A @	550	577,500
Peabody Energy Corp.
7.375%, 11/01/16	300	333,000
6.000%, 11/15/18	75	75,188
Penn Virginia Resource Partners LP
8.250%, 04/15/18	150	156,375
8.375%, 06/01/20	375	395,625
6.500%, 05/15/21 144A @	500	481,250

		2,413,625

	Par (000)	Value†

Commercial Services — 3.5%
Alliance Data Systems Corp.
5.250%, 12/01/17 144A @	$275	$283,250
6.375%, 04/01/20 144A @	275	283,250
Ashtead Capital, Inc. 6.500%, 07/15/22 144A @	125	130,312
Ceridian Corp. 8.875%, 07/15/19 144A @	125	138,906
CoreLogic, Inc. 7.250%, 06/01/21	350	372,750
DP World Ltd. 6.850%, 07/02/37 144A @	210	216,825
Elior Finance & Co, SCA 6.500%, 05/01/20 144A @	100	132,117
Europcar Groupe S.A. 11.500%, 05/15/17 144A @	500	722,412
FTI Consulting, Inc.
6.750%, 10/01/20	75	78,938
6.000%, 11/15/22 144A @	200	202,500
Global A&T Electronics Ltd. 10.000%, 02/01/19 144A @	300	304,500
H&E Equipment Services, Inc. 7.000%, 09/01/22	150	156,375
HDTFS, Inc. 6.250%, 10/15/22	350	365,312
Igloo Holdings Corp. PIK 8.250%, 12/15/17 144A @	175	178,500
Iron Mountain, Inc. 5.750%, 08/15/24	175	164,062
Jaguar Holding Co. I PIK 9.375%, 10/15/17 144A @	100	104,500
Jaguar Holding Co. II 9.500%, 12/01/19 144A @	350	386,750
Laureate Education, Inc. 9.250%, 09/01/19 144A @	500	535,000
Nord Anglia Education UK Holdings PLC 10.250%, 04/01/17 144A @	425	454,750
Safway Group Holding LLC 7.000%, 05/15/18 144A @	125	122,500
ServiceMaster Co. 8.000%, 02/15/20	125	124,688
TransUnion Holding Co., Inc. PIK 8.125%, 06/15/18 144A @	150	158,812
United Rentals North America, Inc.
5.750%, 07/15/18	150	157,500
6.125%, 06/15/23	175	174,125
Verisure Holding AB 8.750%, 09/01/18 144A @	300	419,780

		6,368,414

Computers — 0.7%
iGate Corp. 9.000%, 05/01/16	750	780,000
NCR Corp 5.000%, 07/15/22	225	217,125
NCR Corp. 4.625%, 02/15/21	125	119,375

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Computers — (continued)
SunGard Data Systems, Inc. 6.625%, 11/01/19 144A @	$250	$251,250

		1,367,750

Cosmetics & Personal Care — 0.1%
Avon Products, Inc.
4.600%, 03/15/20	90	90,995
5.000%, 03/15/23	110	109,339

		200,334

Distribution & Wholesale — 0.8%
American Builders & Contractors Supply Co Inc. 5.625%, 04/15/21 144A @	150	147,375
HD Supply, Inc.
7.500%, 07/15/20 144A @	500	506,250
11.500%, 07/15/20	125	145,000
10.500%, 01/15/21	525	543,375
LKQ Corp. 4.750%, 05/15/23 144A @	125	119,375

		1,461,375

Diversified Financial Services — 4.0%
AerCap Aviation Solutions BV 6.375%, 05/30/17	225	236,250
Air Lease Corp.
4.500%, 01/15/16	250	251,250
6.125%, 04/01/17	375	388,125
Aircastle Ltd.
6.750%, 04/15/17	425	446,250
6.250%, 12/01/19	350	363,562
7.625%, 04/15/20	25	27,500
Cantor Commercial Real Estate Co. LP 7.750%, 02/15/18 144A @	275	276,375
E*TRADE Financial Corp.
6.750%, 06/01/16	450	462,375
6.375%, 11/15/19	350	355,250
Ford Motor Credit Co. LLC 5.000%, 05/15/18	375	399,909
General Motors Financial Co., Inc.
4.750%, 08/15/17 144A @	375	384,375
3.250%, 05/15/18 144A @	250	243,125
6.750%, 06/01/18	150	163,125
4.250%, 05/15/23 144A @	250	232,813
Globe Luxembourg SCA 9.625%, 05/01/18 144A @	200	195,120
International Lease Finance Corp. 5.750%, 05/15/16	175	179,836
Jefferies LoanCore LLC 6.875%, 06/01/20 144A @	400	388,000
Ladder Capital Finance Holdings LLLP 7.375%, 10/01/17 144A @	200	204,000
Nationstar Mortgage LLC
6.500%, 07/01/21	150	144,000
6.500%, 06/01/22	300	292,500

	Par (000)	Value†

Diversified Financial Services — (continued)
Neuberger Berman Group LLC
5.625%, 03/15/20 144A @	$225	$232,875
5.875%, 03/15/22 144A @	200	204,000
Numericable Finance & Co. SCA 12.375%, 02/15/19 144A @	425	644,476
Patriot Merger Corp. 9.000%, 07/15/21 144A @	275	268,812
Springleaf Finance Corp. 6.900%, 12/15/17	275	269,844

		7,253,747

Electric — 2.1%
Calpine Corp.
7.875%, 07/31/20 144A @	241	261,485
7.500%, 02/15/21 144A @	266	283,955
CMS Energy Corp. 5.050%, 03/15/22	130	140,452
DPL, Inc.
6.500%, 10/15/16	300	313,500
7.250%, 10/15/21	225	232,875
GenOn Energy, Inc.
7.875%, 06/15/17	550	584,375
9.500%, 10/15/18	850	943,500
Infinis PLC 7.000%, 02/15/19 144A @	300	455,147
Israel Electric Corp Ltd 5.625%, 06/21/18 144A @	375	380,329
NRG Energy, Inc. 6.625%, 03/15/23 144A @	275	275,000

		3,870,618

Electrical Components & Equipment — 0.2%
Coleman Cable, Inc. 9.000%, 02/15/18	200	212,000
General Cable Corp. 5.750%, 10/01/22 144A @	150	148,500

		360,500

Electronics — 0.4%
AES Corp. 4.875%, 05/15/23	225	209,813
Rexel S.A.
5.125%, 06/15/20 144A @	100	129,839
5.250%, 06/15/20 144A @	225	224,437
Techem GmbH 6.125%, 10/01/19 144A @	100	136,347
Trionista Holdco GmbH 5.000%, 04/30/20 144A @	100	128,863

		829,299

Engineering & Construction — 0.5%
Aguila 3 S.A.
7.875%, 01/31/18 144A @	325	334,750
7.875%, 01/31/18 144A @	300	325,075
Dycom Investments, Inc. 7.125%, 01/15/21	275	291,500

		951,325

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Entertainment — 2.3%
Cedar Fair LP
9.125%, 08/01/18	$300	$327,000
5.250%, 03/15/21 144A @	275	264,000
Cinemark USA, Inc.
5.125%, 12/15/22 144A @	150	144,750
4.875%, 06/01/23 144A @	200	192,000
Graton Economic Development Authority 9.625%, 09/01/19 144A @	400	438,000
Great Canadian Gaming Corp. 6.625%, 07/25/22 144A @	150	147,261
MU Finance PLC 8.375%, 02/01/17 144A @	223	237,074
National CineMedia LLC 6.000%, 04/15/22	175	179,594
New Cotai LLC 10.625%, 05/01/19 144A @	250	245,000
Palace Entertainment Holdings LLC 8.875%, 04/15/17 144A @	275	283,250
Seminole Indian Tribe of Florida 7.750%, 10/01/17 144A @	350	371,875
Seneca Gaming Corp. 8.250%, 12/01/18 144A @	450	479,250
Six Flags Entertainment Corp. 5.250%, 01/15/21 144A @	350	337,750
Travelport LLC PIK 13.875%, 03/01/16 144A @	225	230,062
WMG Acquisition Corp.
11.500%, 10/01/18	150	171,750
6.000%, 01/15/21 144A @	138	140,415

		4,189,031

Environmental Control — 0.5%
Clean Harbors, Inc.
5.250%, 08/01/20	125	126,875
5.125%, 06/01/21	175	176,313
Tervita Corp.
8.000%, 11/15/18 144A @	250	251,250
9.750%, 11/01/19 144A @	300	279,000

		833,438

Food — 2.7%
ARAMARK Corp. 5.750%, 03/15/20 144A @	200	204,500
Barry Callebaut Services NV 5.500%, 06/15/23 144A @	475	478,106
Bumble Bee Acquisition Corp. 9.000%, 12/15/17 144A @	165	175,313
Del Monte Corp. 7.625%, 02/15/19	825	847,687
ESAL GmbH 6.250%, 02/05/23 144A @	405	369,765
Hawk Acquisition Sub, Inc. 4.250%, 10/15/20 144A @	475	454,219
Land O’ Lakes Capital Trust I 7.450%, 03/15/28 144A @	275	269,500

	Par (000)	Value†

Food — (continued)
Marfrig Overseas Ltd 9.625%, 11/16/16 144A @	$55	$53,900
Michael Foods Holding, Inc. PIK 8.500%, 07/15/18 144A @	200	206,000
Minerva Luxembourg S.A. 12.250%, 02/10/22 144A @	200	239,000
Post Holdings, Inc. 7.375%, 02/15/22	100	107,000
R&R Ice Cream PLC
8.375%, 11/15/17 144A @	200	273,683
9.250%, 05/10/18 144A @	250	316,462
US Foods, Inc. 8.500%, 06/30/19	850	888,250

		4,883,385

Forest Products & Paper — 1.3%
Boise Paper Holdings LLC
9.000%, 11/01/17	100	105,500
8.000%, 04/01/20	125	133,125
Cascades, Inc. 7.875%, 01/15/20	500	522,500
Clearwater Paper Corp.
7.125%, 11/01/18	100	107,000
4.500%, 02/01/23 144A @	450	427,500
Mercer International, Inc. 9.500%, 12/01/17	325	347,750
Sappi Papier Holding GmbH
7.750%, 07/15/17 144A @	200	211,000
8.375%, 06/15/19 144A @	200	211,000
6.625%, 04/15/21 144A @	400	388,000

		2,453,375

Gas — 0.2%
Sabine Pass LNG LP 6.500%, 11/01/20 144A @	375	378,750

Hand & Machine Tools — 0.3%
BC Mountain LLC 7.000%, 02/01/21 144A @	175	178,500
Milacron LLC 7.750%, 02/15/21 144A @	325	324,188

		502,688

Healthcare Products — 0.9%
Biomet Inc 6.500%, 08/01/20	550	566,844
Hologic, Inc. 6.250%, 08/01/20	175	181,453
Kinetic Concepts, Inc.
10.500%, 11/01/18	325	349,375
12.500%, 11/01/19	150	154,500
Universal Hospital Services, Inc. 7.625%, 08/15/20	325	339,625

		1,591,797

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Healthcare Services — 3.5%
Aviv Healthcare Properties LP 7.750%, 02/15/19	$100	$106,750
Capella Healthcare, Inc. 9.250%, 07/01/17	350	371,000
Centene Corp. 5.750%, 06/01/17	225	235,688
Community Health Systems, Inc.
5.125%, 08/15/18	300	304,500
8.000%, 11/15/19	225	239,344
7.125%, 07/15/20	325	334,750
DaVita HealthCare Partners, Inc. 6.375%, 11/01/18	200	208,750
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, 07/31/19 144A @	150	156,000
5.875%, 01/31/22 144A @	200	210,500
HCA Holdings, Inc. 6.250%, 02/15/21	275	280,500
HCA, Inc. 7.500%, 02/15/22	1,150	1,273,625
Health Management Associates, Inc. 7.375%, 01/15/20	50	54,813
IASIS Healthcare LLC 8.375%, 05/15/19	375	378,516
Kindred Healthcare, Inc. 8.250%, 06/01/19	250	256,250
LifePoint Hospitals, Inc. 6.625%, 10/01/20	100	106,250
Medi-Partenaires SAS 7.000%, 05/15/20 144A @	300	373,245
Multiplan, Inc. 9.875%, 09/01/18 144A @	325	353,437
Priory Group No. 3 PLC 7.000%, 02/15/18 144A @	100	153,617
Select Medical Corp. 6.375%, 06/01/21 144A @	350	332,500
Tenet Healthcare Corp. 4.500%, 04/01/21 144A @	275	256,437
Universal Health Services, Inc. 7.000%, 10/01/18	75	79,031
Vanguard Health Holding Co. II LLC 7.750%, 02/01/19	200	212,000
Voyage Care Bondco PLC 6.500%, 08/01/18 144A @	100	152,856

		6,430,359

Holding Companies — 0.4%
Harbinger Group, Inc. 7.875%, 07/15/19 144A @	300	306,750
KM Germany Holdings GmbH 8.750%, 12/15/20 144A @	250	333,871
WaveDivision Escrow LLC 8.125%, 09/01/20 144A @	75	77,625

		718,246

	Par (000)	Value†

Home Builders — 0.8%
Ashton Woods USA LLC 6.875%, 02/15/21 144A @	$225	$227,250
Beazer Homes USA, Inc. 7.250%, 02/01/23 144A @	100	101,000
Meritage Homes Corp. 7.000%, 04/01/22	100	110,000
Shea Homes LP 8.625%, 05/15/19	425	453,687
Standard Pacific Corp. 10.750%, 09/15/16	175	207,813
William Lyon Homes, Inc. 8.500%, 11/15/20 144A @	275	299,062

		1,398,812

Home Furnishings — 0.1%
Tempur-Pedic International, Inc. 6.875%, 12/15/20 144A @	175	184,625

Household Products & Wares — 1.2%
ACCO Brands Corp. 6.750%, 04/30/20	200	201,250
Central Garden & Pet Co. 8.250%, 03/01/18	150	151,875
Reynolds Group Issuer, Inc.
9.000%, 04/15/19	950	980,875
9.875%, 08/15/19	225	240,750
5.750%, 10/15/20	100	100,750
Spectrum Brands Escrow Corp.
6.375%, 11/15/20 144A @	100	104,750
6.625%, 11/15/22 144A @	100	104,750
The Scotts Miracle-Gro Co. 7.250%, 01/15/18	100	105,000
The Sun Products Corp. 7.750%, 03/15/21 144A @	225	223,312

		2,213,312

Housewares — 0.5%
Bormioli Rocco Holdings S.A. 10.000%, 08/01/18 144A @	475	627,554
RSI Home Products, Inc. 6.875%, 03/01/18 144A@	200	204,500

		832,054

Insurance — 0.7%
A-S Co-Issuer Subsidiary, Inc. 7.875%, 12/15/20 144A @	150	150,750
CNO Financial Group, Inc. 6.375%, 10/01/20 144A @	250	265,625
Hub International Ltd. 8.125%, 10/15/18 144A @	250	260,000
Onex USI Aquisition Corp. 7.750%, 01/15/21 144A @	225	221,625
Towergate Finance PLC
8.500%, 02/15/18 144A @	125	195,459
10.500%, 02/15/19 144A @	125	193,922

		1,287,381

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Internet — 0.7%
Cerved Technologies SpA 6.375%, 01/15/20 144A @	$100	$127,561
Equinix, Inc.
7.000%, 07/15/21	300	325,500
5.375%, 04/01/23	325	318,500
Netflix, Inc. 5.375%, 02/01/21 144A @	475	472,625

		1,244,186

Iron & Steel — 1.9%
AK Steel Corp. 7.625%, 05/15/20	200	170,000
ArcelorMittal
6.125%, 06/01/18	500	515,000
10.350%, 06/01/19	275	325,187
5.750%, 08/05/20	150	148,500
6.000%, 03/01/21	275	273,625
6.750%, 02/25/22	150	153,750
Bluescope Steel Ltd 7.125%, 05/01/18 144A @	175	177,625
Essar Steel Algoma, Inc. 9.875%, 06/15/15 144A @	175	134,750
Ryerson, Inc.
9.000%, 10/15/17 144A @	425	431,375
11.250%, 10/15/18 144A @	650	654,875
Steel Dynamics, Inc. 6.125%, 08/15/19 144A @	150	158,625
United States Steel Corp. 6.875%, 04/01/21	275	266,750

		3,410,062

Leisure Time — 0.5%
Cirsa Funding Luxembourg S.A. 8.750%, 05/15/18 144A @	200	261,891
Easton-Bell Sports, Inc. 9.750%, 12/01/16	50	53,563
NCL Corp. Ltd. 5.000%, 02/15/18 144A @	125	122,500
Royal Caribbean Cruises Ltd. 5.250%, 11/15/22	325	318,500
Travelport LLC 11.875%, 09/01/16	150	139,500

		895,954

Lodging — 1.5%
Boyd Acquisition Sub LLC 8.375%, 02/15/18 144A @	200	208,000
Choice Hotels International, Inc. 5.750%, 07/01/22	150	159,000
CityCenter Holdings LLC 10.750%, 01/15/17	200	216,000
Downstream Development Authority 10.500%, 07/01/19 144A @	150	159,000
MGM Resorts International
6.750%, 10/01/20	425	439,875
6.625%, 12/15/21	925	953,906

	Par (000)	Value†

Lodging — (continued)
Seminole Hard Rock Entertainment, Inc. 5.875%, 05/15/21 144A @	$150	$145,500
Station Casinos LLC 7.500%, 03/01/21 144A @	375	378,750

		2,660,031

Machinery — Construction & Mining — 0.4%
Terex Corp.
6.500%, 04/01/20	125	127,500
6.000%, 05/15/21	525	523,688

		651,188

Machinery — Diversified — 0.7%
Case New Holland, Inc. 7.875%, 12/01/17	250	283,125
Columbus McKinnon Corp. 7.875%, 02/01/19	275	291,500
Frigoglass Finance BV 8.250%, 05/15/18 144A @	200	268,138
Loxam SAS 7.375%, 01/24/20 144A @	100	128,863
The Manitowoc Co., Inc.
8.500%, 11/01/20	125	136,250
5.875%, 10/15/22	225	226,125

		1,334,001

Media — 8.2%
AMC Networks, Inc. 4.750%, 12/15/22	475	458,375
Arqiva Broadcast Finance PLC 9.500%, 03/31/20 144A @	275	430,812
Cablevision Systems Corp. 8.625%, 09/15/17	125	141,875
CCO Holdings LLC
6.625%, 01/31/22	250	260,625
5.250%, 09/30/22	400	380,000
5.125%, 02/15/23	1,525	1,429,687
Central European Media Enterprises Ltd. 11.625%, 09/15/16 144A @	450	625,277
Cequel Communications Holdings I LLC
6.375%, 09/15/20 144A @	375	381,562
5.125%, 12/15/21 144A @	650	611,000
Clear Channel Communications, Inc. 9.000%, 12/15/19 144A @	575	557,750
Clear Channel Worldwide Holdings, Inc.
7.625%, 03/15/20	75	77,250
7.625%, 03/15/20	350	362,250
Cogeco Cable, Inc. 4.875%, 05/01/20 144A @	150	145,875
CSC Holdings LLC 6.750%, 11/15/21	150	161,625
Dex Media, Inc. 7.000%, 01/29/17	75	49,500
DISH DBS Corp.
4.250%, 04/01/18 144A @	350	343,000
5.125%, 05/01/20 144A @	375	367,500

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Media — (continued)
5.875%, 07/15/22	$200	$203,000
5.000%, 03/15/23	350	336,875
ION Media Networks, Inc. 11.000%, 07/31/13¤	1	0
LIN Television Corp. 8.375%, 04/15/18	275	292,531
McGraw-Hill Global Education Holdings LLC 9.750%, 04/01/21 144A @	275	281,188
Mediacom Broadband LLC 6.375%, 04/01/23	250	248,750
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 144A @	200	198,500
Nara Cable Funding Ltd.
8.875%, 12/01/18 144A @	200	208,000
8.875%, 12/01/18 144A @	200	205,000
Nexstar Broadcasting, Inc. 8.875%, 04/15/17	125	133,750
Polish Television Holding BV STEP 11.250%, 05/15/17 144A @	275	370,480
Sinclair Television Group, Inc. 6.125%, 10/01/22	300	300,000
Sirius XM Radio, Inc.
4.250%, 05/15/20 144A @	50	47,000
4.625%, 05/15/23 144A @	250	231,250
Starz LLC / Starz Finance Corp. 5.000%, 09/15/19	250	248,125
Truven Health Analytics, Inc. 10.625%, 06/01/20 144A @	125	137,500
TVN Finance Corp. II AB 10.750%, 11/15/17 144A @	50	69,312
Unitymedia Hessen GmbH & Co. KG 7.500%, 03/15/19 144A @	125	172,752
Unitymedia KabelBW GmbH 9.500%, 03/15/21 144A@	450	650,171
Univision Communications, Inc.
6.875%, 05/15/19 144A @	175	183,750
7.875%, 11/01/20 144A @	950	1,028,375
8.500%, 05/15/21 144A @	850	903,125
6.750%, 09/15/22 144A @	325	341,250
5.125%, 05/15/23 144A @	550	519,750
Videotron Ltd. 6.875%, 07/15/21 144A @	325	332,973
WideOpenWest Finance LLC
10.250%, 07/15/19	400	425,000
13.375%, 10/15/19	125	138,125

		14,990,495

Metal Fabricate/Hardware — 0.3%
JMC Steel Group, Inc. 8.250%, 03/15/18 144A @	300	293,250
Severstal Columbus LLC 10.250%, 02/15/18	275	284,969

		578,219

	Par (000)	Value†

Mining — 0.8%
Aleris International, Inc. 7.875%, 11/01/20	$225	$230,625
ALROSA Finance SA 7.750%, 11/03/20 144A @	225	240,750
Eldorado Gold Corp. 6.125%, 12/15/20 144A @	600	579,000
FMG Resources August 2006 Pty Ltd. 7.000%, 11/01/15 144A @	150	151,500
Novelis, Inc. 8.750%, 12/15/20	175	187,688

		1,389,563

Miscellaneous Manufacturing — 0.3%
Amsted Industries, Inc. 8.125%, 03/15/18 144A @	225	237,375
Trinseo Materials Operating SCA 8.750%, 02/01/19 144A @	275	262,625

		500,000

Office & Business Equipment — 0.9%
CDW LLC
12.535%, 10/12/17	765	807,075
8.000%, 12/15/18	25	27,187
8.500%, 04/01/19	750	806,250

		1,640,512

Oil & Gas — 7.3%
Antero Resources Finance Corp.
7.250%, 08/01/19	625	651,562
6.000%, 12/01/20	675	664,875
Approach Resources, Inc. 7.000%, 06/15/21	225	226,688
Athlon Holdings LP 7.375%, 04/15/21 144A @	675	666,562
Atwood Oceanics, Inc. 6.500%, 02/01/20	150	155,625
Bill Barrett Corp.
7.625%, 10/01/19	650	672,750
7.000%, 10/15/22	500	500,000
Chesapeake Energy Corp.
3.250%, 03/15/16	150	149,250
5.375%, 06/15/21	175	174,125
5.750%, 03/15/23	500	506,250
Concho Resources, Inc.
7.000%, 01/15/21	150	161,250
5.500%, 04/01/23	700	689,500
Continental Resources, Inc.
5.000%, 09/15/22	250	254,375
4.500%, 04/15/23 144A @	575	559,187
Laredo Petroleum, Inc. 7.375%, 05/01/22	300	315,000
Newfield Exploration Co. 5.750%, 01/30/22	325	321,750
OGX Austria GmbH 8.500%, 06/01/18 144A @	800	252,000
Pacific Rubiales Energy Corp. 5.125%, 03/28/23 144A @	120	113,400

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
PBF Holding Co Llc 8.250%, 02/15/20	$200	$209,500
PDC Energy, Inc. 7.750%, 10/15/22 144A @	725	748,562
Penn Virginia Corp. 8.500%, 05/01/20 144A @	450	436,500
Precision Drilling Corp.
6.625%, 11/15/20	275	279,125
6.500%, 12/15/21	75	75,938
QEP Resources, Inc. 5.250%, 05/01/23	875	853,125
Range Resources Corp.
5.000%, 08/15/22	100	97,750
5.000%, 03/15/23	275	268,813
Rosetta Resources Inc 5.625%, 05/01/21	350	341,687
Samson Investment Co. 10.000%, 02/15/20 144A @	250	263,438
SandRidge Energy, Inc.
7.500%, 03/15/21	150	143,250
7.500%, 02/15/23	175	166,250
Seven Generations Energy Ltd 8.250%, 05/15/20 144A @	200	199,000
SM Energy Co.
6.625%, 02/15/19	250	261,875
6.500%, 11/15/21	150	157,500
6.500%, 01/01/23	225	236,250
5.000%, 01/15/24 144A @	350	334,250
Swift Energy Co.
8.875%, 01/15/20	225	233,156
7.875%, 03/01/22	675	671,625
Western Refining, Inc. 6.250%, 04/01/21 144A @	275	268,813
WPX Energy, Inc. 6.000%, 01/15/22	125	126,250

		13,406,806

Oil & Gas Services — 0.7%
Exterran Partners LP 6.000%, 04/01/21 144A @	275	270,875
Hercules Offshore, Inc. 8.750%, 07/15/21 144A @	225	225,000
Petroleum Geo-Services ASA 7.375%, 12/15/18 144A @	500	543,750
SESI LLC 7.125%, 12/15/21	300	324,000

		1,363,625

Packaging and Containers — 1.9%
AEP Industries, Inc. 8.250%, 04/15/19	150	161,438
ARD Finance S.A. 11.125%, 06/01/18 144A @	223	236,240
Ardagh Packaging Finance PLC
9.250%, 10/15/20 144A @	450	613,562
7.000%, 11/15/20 144A @	250	240,937

	Par (000)	Value†

Packaging and Containers — (continued)
Ball Corp. 7.375%, 09/01/19	$100	$108,000
BWAY Holding Co. 10.000%, 06/15/18	150	164,250
Consolidated Container Co. LLC 10.125%, 07/15/20 144A @	200	210,000
Crown Americas LLC 4.500%, 01/15/23 144A @	450	424,125
Exopack Holding Corp. 10.000%, 06/01/18	200	202,500
Graphic Packaging International, Inc.
7.875%, 10/01/18	200	216,000
4.750%, 04/15/21	175	169,312
Rexam PLC 6.750%, 06/29/67•	350	466,964
Rock Tenn Co.
4.450%, 03/01/19	60	63,526
4.900%, 03/01/22	40	41,227
Tekni-Plex, Inc. 9.750%, 06/01/19 144A @	166	176,375

		3,494,456

Pharmaceuticals — 1.0%
Capsugel Finance Co. SCA 9.875%, 08/01/19 144A @	200	287,923
Sky Growth Acquisition Corp. 7.375%, 10/15/20 144A @	100	102,500
Valent Pharmaceuticals International 6.375%, 10/15/20 144A @	1,025	1,013,469
Valent Pharmaceuticals International Escrow Corp. 6.750%, 08/15/18 144A @	450	461,250

		1,865,142

Pipelines — 1.8%
Access Midstream Partners LP 4.875%, 05/15/23	550	510,125
Crosstex Energy LP
8.875%, 02/15/18	125	132,500
7.125%, 06/01/22	75	75,750
El Paso Corp.
8.250%, 02/15/16	100	110,993
6.500%, 09/15/20	25	26,653
7.800%, 08/01/31	100	105,618
7.750%, 01/15/32	325	345,290
Inergy Midstream LP 6.000%, 12/15/20 144A @	100	96,500
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 144A @	150	157,485
Markwest Energy Partners LP 4.500%, 07/15/23	675	617,625
Regency Energy Partners LP
5.500%, 04/15/23	175	172,375
4.500%, 11/01/23 144A @	350	316,750
Rockies Express Pipeline LLC
6.850%, 07/15/18 144A @	25	23,750
6.000%, 01/15/19 144A @	350	313,250

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Pipelines — (continued)
Sabine Pass Liquefaction LLC 5.625%, 04/15/23 144A @	$150	$141,750
Targa Resources Partners LP 6.375%, 08/01/22	152	159,220

		3,305,634

Real Estate — 0.9%
CBRE Services, Inc. 5.000%, 03/15/23	625	592,187
iStar Financial, Inc. 7.125%, 02/15/18	125	129,688
MPT Operating Partnership LP
6.875%, 05/01/21	225	238,500
6.375%, 02/15/22	125	131,250
Realogy Group LLC
3.375%, 05/01/16 144A @	300	293,250
9.000%, 01/15/20 144A @	100	111,500
Reckson Operating Partnership LP 6.000%, 03/31/16	75	81,724

		1,578,099

Retail — 5.0%
99 Cents Only Stores 11.000%, 12/15/19	225	254,250
AmeriGas Finance LLC 7.000%, 05/20/22	225	230,063
CDR DB Sub, Inc. 7.750%, 10/15/20 144A @	275	275,688
CKE Restaurants, Inc. 11.375%, 07/15/18	29	29,979
Claire’s Stores, Inc.
9.000%, 03/15/19 144A @	500	550,000
6.125%, 03/15/20 144A @	150	147,375
7.750%, 06/01/20 144A @	150	145,125
Coinstar, Inc. 6.000%, 03/15/19 144A @	325	324,594
CST Brands, Inc 5.000%, 05/01/23 144A @	150	146,250
Ferrellgas LP 6.500%, 05/01/21	550	551,375
Fiesta Restaurant Group, Inc. 8.875%, 08/15/16	200	213,000
JC Penney Corp., Inc.
7.650%, 08/15/16	200	195,000
7.950%, 04/01/17	400	385,000
Jo-Ann Stores Holdings, Inc. PIK 9.750%, 10/15/19 144A @	325	333,938
Jo-Ann Stores, Inc. 8.125%, 03/15/19 144A @	300	306,000
New Academy Finance Co. LLC PIK 8.000%, 06/15/18 144A @	400	410,000
New Look Bondco I PLC. 8.375%, 05/14/18 144A @	200	194,000
Party City Holdings, Inc. 8.875%, 08/01/20 144A @	350	375,375

	Par (000)	Value†

Retail — (continued)
Penske Automotive Group, Inc. 5.750%, 10/01/22	$200	$204,000
PVH Corp. 4.500%, 12/15/22	250	240,000
RadioShack Corp.
2.500%, 08/01/13 144A @	175	172,156
6.750%, 05/15/19	25	18,000
Rite Aid Corp.
9.250%, 03/15/20	675	745,031
6.750%, 06/15/21 144A @	475	466,687
7.700%, 02/15/27	350	350,000
Sonic Automotive, Inc.
7.000%, 07/15/22	150	163,500
5.000%, 05/15/23 144A @	175	169,750
Suburban Propane Partners LP
7.375%, 03/15/20	50	52,000
7.375%, 08/01/21	100	104,000
The Gymboree Corp. 9.125%, 12/01/18	400	376,000
The Pantry, Inc. 8.375%, 08/01/20	175	187,906
Wok Acquisition Corp. 10.250%, 06/30/20 144A @	800	880,000

		9,196,042

Semiconductors — 1.0%
MEMC Electronic Materials, Inc. 7.750%, 04/01/19	1,125	1,065,937
NXP BV
5.750%, 02/15/21 144A @	200	202,500
5.750%, 03/15/23 144A @	250	251,875
Sensata Technologies BV 4.875%, 10/15/23 144A @	375	360,938

		1,881,250

Software — 1.8%
Eagle Midco, Inc. 9.000%, 06/15/18 144A @	425	414,375
Epicor Software Corp. 8.625%, 05/01/19	225	230,625
First Data Corp.
7.375%, 06/15/19 144A @	50	51,375
6.750%, 11/01/20 144A @	500	508,750
12.625%, 01/15/21	975	1,031,062
Infor U.S., Inc.
11.500%, 07/15/18	100	113,250
9.375%, 04/01/19	300	325,125
Interxion Holding NV 6.000%, 07/15/20 144A @	100	128,863
MedAssets, Inc. 8.000%, 11/15/18	325	344,500
Nuance Communications, Inc. 5.375%, 08/15/20 144A @	225	219,938

		3,367,863

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Storage & Warehousing — 0.2%
Algeco Scotsman Global Finance PLC 8.500%, 10/15/18 144A @	$425	$422,875

Telecommunications — 10.4%
Altice Financing S.A. 7.875%, 12/15/19 144A @	200	209,000
Altice Finco S.A.
9.875%, 12/15/20 144A @	400	428,000
9.000%, 06/15/23 144A @	175	225,510
CenturyLink, Inc. 5.625%, 04/01/20	725	732,250
Clearwire Communications LLC 12.000%, 12/01/17 144A @	225	260,437
CommScope, Inc. 8.250%, 01/15/19 144A @	550	587,125
Cricket Communications, Inc. 7.750%, 10/15/20	400	384,000
Crown Castle International Corp. 5.250%, 01/15/23	500	480,000
Digicel Group Ltd.
10.500%, 04/15/18 144A @	200	212,000
8.250%, 09/30/20 144A @	400	414,000
Digicel Ltd. 6.000%, 04/15/21 144A @	200	189,000
Earthlink, Inc.
8.875%, 05/15/19	150	145,875
7.375%, 06/01/20 144A @	100	96,000
Eileme 1 AB PIK 14.250%, 08/15/20 144A @	229	252,278
Eircom Finance Ltd. 9.250%, 05/15/20 144A @	125	150,502
GNET Escrow Corp. 12.125%, 07/01/18 144A @	100	105,000
Goodman Networks, Inc. 13.125%, 07/01/18 144A @	225	238,500
GTP Acquisition Partners I LLC 7.628%, 06/15/16 144A @	250	262,167
Hughes Satellite Systems Corp.
6.500%, 06/15/19	350	371,000
7.625%, 06/15/21	325	345,312
Intelsat Jackson Holdings SA 5.500%, 08/01/23 144A @	450	423,000
Intelsat Luxembourg S.A.
6.750%, 06/01/18 144A @	225	226,688
7.750%, 06/01/21 144A @	550	555,500
8.125%, 06/01/23 144A @	275	283,937
Level 3 Communications, Inc.
11.875%, 02/01/19	225	254,812
8.875%, 06/01/19	100	104,000
Level 3 Financing, Inc.
7.000%, 06/01/20	125	124,688
8.625%, 07/15/20	250	266,250
Matterhorn Financing & CY SCA PIK 9.000%, 04/15/19 144A @	350	441,908
Matterhorn Midco & CY SCA 7.750%, 02/15/20 144A @	325	414,573

	Par (000)	Value†

Telecommunications — (continued)
MetroPCS Wireless, Inc. 6.250%, 04/01/21 144A @	$450	$457,875
Millicom International Cellular SA 4.750%, 05/22/20 144A @	200	190,052
Mobile Challenger Intermediate Group SA PIK 8.750%, 03/15/19 144A @	150	154,042
NII Capital Corp.
10.000%, 08/15/16	275	266,750
8.875%, 12/15/19	125	105,625
7.625%, 04/01/21	325	252,688
NII International Telecom SCA 7.875%, 08/15/19 144A @	300	284,250
PAETEC Holding Corp. 9.875%, 12/01/18	150	165,750
Sable International Finance Ltd.
7.750%, 02/15/17 144A @	150	158,250
8.750%, 02/01/20 144A @	200	220,000
SBA Telecommunications, Inc. 8.250%, 08/15/19	70	75,775
Softbank Corp. 4.500%, 04/15/20 144A @	550	530,062
Sprint Capital Corp.
6.875%, 11/15/28	675	648,000
8.750%, 03/15/32	300	330,000
Sprint Nextel Corp.
9.000%, 11/15/18 144A @	1,025	1,199,250
11.500%, 11/15/21	200	266,000
6.000%, 11/15/22	400	392,000
Syniverse Holdings, Inc. 9.125%, 01/15/19	300	320,250
tw Telecom Holdings, Inc. 5.375%, 10/01/22	150	148,875
UPC Holding BV
8.375%, 08/15/20 144A @	125	173,200
6.750%, 03/15/23 144A @	375	385,144
6.750%, 03/15/23 144A @	200	252,579
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	150	158,625
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	225	232,875
VimpelCom Holdings BV
5.200%, 02/13/19 144A @	200	195,000
7.504%, 03/01/22 144A @	450	465,750
West Corp.
8.625%, 10/01/18	475	507,656
7.875%, 01/15/19	175	182,000
Wind Acquisition Finance S.A.
11.750%, 07/15/17 144A @	775	806,000
6.500%, 04/30/20 144A @	275	272,937
Windstream Corp. 8.125%, 08/01/13	25	25,063

		19,005,635

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Textiles — 0.1%
Siwf Merger Sub, Inc. 6.250%, 06/01/21 144A @	$150	$147,000

Transportation — 0.4%
Florida East Coast Holdings Corp. PIK 11.250%, 08/01/17	135	141,939
Florida East Coast Railway Corp. 8.125%, 02/01/17	325	343,687
gategroup Finance (Luxembourg) S.A. 6.750%, 03/01/19 144A @	100	128,863
Kansas City Southern de Mexico S.A. de CV 6.125%, 06/15/21	23	25,764
Watco Cos. LLC 6.375%, 04/01/23 144A @	175	174,125

		814,378

Trucking and Leasing — 0.1%
Maxim Crane Works LP 12.250%, 04/15/15 144A @	125	131,250

TOTAL CORPORATE BONDS (Cost $167,658,531)		169,266,602

LOAN AGREEMENTS — 4.1%‡
Airlines — 0.1%
American Airlines 0.000%, 06/17/14	250	250,391

Auto Manufacturers — 0.1%
Navistar, Inc. 5.750%, 08/17/17	125	125,000

Chemicals — 0.5%
Ineos US Finance LLC 4.000%, 05/04/18•	491	480,826
Macdermid, Inc. 0.000%, 12/06/20	125	126,094
Univar, Inc. 0.000%, 06/30/17	300	293,458

		900,378

Diversified Financial Services — 0.2%
Nuveen Investments, Inc. 6.500%, 02/28/19	425	420,926

Entertainment — 0.2%
Peninsula Gaming LLC 4.250%, 11/20/17	398	397,105

Hotels & Resorts — 0.1%
Four Seasons Holdings, INC 0.000%, 06/24/20	100	100,625

Insurance — 0.2%
Asurion LLC 4.500%, 05/24/19	373	369,301

Media — 0.7%
Clear Channel Communications, Inc.
3.844%, 01/29/16•	82	75,036
6.944%, 01/30/19	243	221,677

	Par (000)	Value†

Media — (continued)
McGraw-Hill Global Education Holdings LLC 9.000%, 03/22/19	$200	$196,682
SuperMedia, Inc. 0.000%, 12/31/15	475	375,549
Twcc Holindgs Corp. 0.000%, 12/04/20	325	328,250

		1,197,194

Oil & Gas — 0.3%
BBTS Borrower LP 7.750%, 06/21/19	299	298,128
Chesapeake Energy Corp. 0.000%, 12/02/17	225	228,234

		526,362

Oil & Gas Services — 0.4%
Equipower Resources 6.000%, 12/21/19	700	693,875

Retail — 0.7%
JC Penney Corp. 6.000%, 05/21/18	600	600,426
PF Chang’s China, Inc. Bistro 5.250%, 06/22/19	496	502,453
The Gymboree Corp. 5.000%, 02/23/18	200	192,208

		1,295,087

Software — 0.1%
RP Crown Parent LLC 6.750%, 12/14/20	272	273,045

Telecommunications — 0.5%
Alcatel-Lucent 7.250%, 01/30/19•	199	200,576
Cricket Communications, Inc. 4.750%, 03/01/20	275	272,335
Syniverse Holdings, Inc. 5.000%, 04/23/19•	495	492,837

		965,748

TOTAL LOAN AGREEMENTS‡ (Cost $7,520,390)		7,515,037

	Number of Shares	Value†
PURCHASE OPTIONS — 0.1%
Call Option — 0.1%
US Air LLC, 01/17/15, $15.00 (Cost $182,554)	0	176,625

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

High Yield Bond Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 1.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	74,704	$74,704
T. Rowe Price Reserve Investment Fund	2,010,201	2,010,201

TOTAL SHORT-TERM INVESTMENTS (Cost $2,084,905)		2,084,905

TOTAL INVESTMENTS — 100.0% (Cost $180,718,815)		$182,988,066

‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2013. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
^	Illiquid security. The total market value of illiquid securities at June 30, 2013 is $387,316.
•	Variable Rate Security.
¤	Defaulted Security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $24,225.
CONV	— Convertible Security.
LLC	— Limited Liability Company.
LP	— Limited Partnership.
PIK	— Payment in Kind Security.
PLC	— Public Limited Company.
STEP	— Step Coupon Bond.

Country Weightings as of 06/30/2013††
United States	79%
Luxembourg	6
United Kingdom	3
Canada	2
Netherlands	2
Bermuda	1
Ireland	1
Other	6

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,475,091	$2,450,866	$—	$24,225
REAL ESTATE INVESTMENT TRUSTS	461,984	100,609	361,375	—
PREFERRED STOCKS
Auto Manufacturers	399,728	399,728	—	—
Banks	475,234	—	475,234	—
Media	132,860	—	132,860	—
Packaging and Containers	—	—	—	—
CORPORATE BONDS	169,266,602	—	169,266,602	—
LOAN AGREEMENTS	7,515,037	—	7,515,037	—
PURCHASED OPTIONS	176,625	176,625	—	—
SHORT-TERM INVESTMENTS	2,084,905	2,084,905	—	—

TOTAL INVESTMENTS	$182,988,066	$5,212,733	$177,751,108	$24,225

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2012	$—
Purchases	30,875
Change in Appreciation/(Depreciation)	(6,650)

Balance as of 6/30/2013	$24,225

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
AGENCY OBLIGATIONS — 3.7%
Federal Home Loan Mortgage Corporation — 1.3%
0.593%, 05/15/39•	$6,408	$6,442,528
0.693%, 06/15/42•	2,244	2,266,008
0.693%, 06/15/42•	3,417	3,443,985
0.573%, 07/15/42•	3,528	3,548,392
0.693%, 07/15/42•	1,865	1,883,042
0.693%, 07/15/42•	2,739	2,784,748
0.693%, 07/15/42•	1,853	1,871,748
0.643%, 08/15/42•	1,481	1,488,883
0.643%, 08/15/42•	5,713	5,759,475
0.693%, 08/15/42•	1,149	1,160,218

		30,649,027

Federal National Mortgage Association — 2.4%
0.593%, 04/25/39•	2,852	2,868,282
0.593%, 08/25/39•	5,541	5,568,593
0.743%, 03/25/42•	1,805	1,817,587
0.593%, 07/25/42•	2,605	2,618,266
0.643%, 07/25/42•	2,455	2,474,642
0.643%, 08/25/42•	2,851	2,887,795
0.693%, 08/25/42•	2,591	2,635,250
0.573%, 09/25/42•	1,474	1,482,607
0.593%, 09/25/42•	3,016	3,033,428
0.643%, 09/25/42•	5,498	5,542,287
0.643%, 09/25/42•	3,187	3,212,535
0.643%, 09/25/42•	900	907,789
0.643%, 09/25/42•	5,018	5,078,666
0.593%, 10/25/42•	5,701	5,736,676
0.593%, 10/25/42•	7,869	7,914,171
0.593%, 10/25/42•	4,436	4,462,522

		58,241,096

TOTAL AGENCY OBLIGATIONS (Cost $88,407,380)		88,890,123

ASSET BACKED SECURITIES — 0.5%
Ally Master Owner Trust 0.893%, 06/15/17•	8,755	8,775,758
Ford Credit Auto Owner Trust 2012 0.580%, 12/15/16	2,195	2,194,682
Honda Auto Receivables Owner Trust 0.560%, 05/15/16	2,135	2,131,603

TOTAL ASSET BACKED SECURITIES (Cost $13,084,903)		13,102,043

COLLATERALIZED MORTGAGE OBLIGATIONS — 0.5%
Government National Mortgage Association
0.593%, 07/16/41•	2,510	2,522,415
0.542%, 02/20/42•	2,171	2,178,690
0.593%, 03/16/42•	2,218	2,234,154
0.593%, 04/16/42•	4,102	4,132,168

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $11,021,776)		11,067,427

	Number of Shares	Value†
COMMON STOCKS — 60.8%
Advertising — 1.1%
Omnicom Group, Inc.	412,500	$25,933,875

Aerospace & Defense — 3.8%
The Boeing Co.	93,100	9,537,164
United Technologies Corp.	881,900	81,963,786

		91,500,950

Agriculture — 1.4%
Philip Morris International, Inc.	373,300	32,335,246

Auto Manufacturers — 0.3%
General Motors Co.*	240,800	8,021,048

Auto Parts & Equipment — 3.2%
Delphi Automotive PLC	551,300	27,945,397
Johnson Controls, Inc.	367,600	13,156,404
TRW Automotive Holdings Corp.*	543,900	36,136,716

		77,238,517

Banks — 4.5%
JPMorgan Chase & Co.	262,300	13,846,817
State Street Corp.	726,400	47,368,544
U.S. Bancorp	1,284,000	46,416,600

		107,631,961

Beverages — 1.2%
PepsiCo, Inc.	343,900	28,127,581

Commercial Services — 0.2%
McGraw Hill Financial, Inc.	14,000	744,660
Tyco International Ltd.	106,900	3,522,355

		4,267,015

Computers — 1.6%
Accenture PLC, Class A	85,300	6,138,188
Cognizant Technology Solutions Corp., Class A*	169,200	10,593,612
International Business Machines Corp.	110,600	21,136,766

		37,868,566

Cosmetics & Personal Care — 1.6%
Avon Products, Inc.	219,800	4,622,394
The Procter & Gamble Co.	430,882	33,173,605

		37,795,999

Diversified Financial Services — 4.1%
Invesco Ltd.	1,676,608	53,316,134
TD Ameritrade Holding Corp.	1,804,400	43,828,876

		97,145,010

Electric — 2.3%
NRG Energy, Inc.	241,400	6,445,380
PG&E Corp.	709,100	32,427,143
Xcel Energy, Inc.	542,400	15,371,616

		54,244,139

Electronics — 4.7%
TE Connectivity Ltd.	859,125	39,124,552

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Thermo Fisher Scientific, Inc.	875,500	$74,093,565

		113,218,117

Food — 3.2%
General Mills, Inc.	466,528	22,640,604
Kellogg Co.	387,000	24,857,010
Nestle S.A.	434,314	28,499,859

		75,997,473

Healthcare Products — 1.0%
DENTSPLY International, Inc.	342,200	14,016,512
Henry Schein, Inc.*	107,278	10,271,869

		24,288,381

Healthcare Services — 1.5%
UnitedHealth Group, Inc.	555,400	36,367,592

Insurance — 2.5%
Marsh & McLennan Cos., Inc.	1,190,900	47,540,728
XL Group PLC	436,800	13,243,776

		60,784,504

Internet — 1.6%
Google, Inc., Class A*	43,600	38,384,132

Media — 0.7%
The Walt Disney Co.	256,700	16,210,605

Miscellaneous Manufacturing — 4.5%
Actuant Corp., Class A	322,578	10,635,397
Danaher Corp.	1,536,978	97,290,707

		107,926,104

Oil & Gas — 2.3%
Anadarko Petroleum Corp.	93,700	8,051,641
Apache Corp.	202,700	16,992,341
Chevron Corp.	50,700	5,999,838
Exxon Mobil Corp.	166,100	15,007,135
Pioneer Natural Resources Co.	12,200	1,765,950
Range Resources Corp.	87,500	6,765,500

		54,582,405

Pharmaceuticals — 3.1%
McKesson Corp.	89,100	10,201,950
Pfizer, Inc.	1,985,543	55,615,051
Zoetis, Inc.	226,287	6,990,001

		72,807,002

Pipelines — 0.6%
The Williams Cos., Inc.	439,870	14,282,579

Retail — 4.5%
AutoZone, Inc.*	82,900	35,123,901
Dollar General Corp.*	372,300	18,775,089
Dollar Tree, Inc.*	129,700	6,593,948
Kohl’s Corp.	33,700	1,702,187
L Brands, Inc.	343,800	16,932,150
Lowe’s Cos., Inc.	684,100	27,979,690

		107,106,965

	Number of Shares	Value†

Semiconductors — 2.3%
NXP Semiconductors N.V.*	356,200	$11,035,076
Texas Instruments, Inc.	1,268,700	44,239,569

		55,274,645

Software — 3.0%
Fiserv, Inc.*	632,700	55,304,307
Oracle Corp.	567,000	17,418,240

		72,722,547

TOTAL COMMON STOCKS (Cost $1,082,307,764)		1,452,062,958

PREFERRED STOCKS — 0.7%
Banks — 0.1%
U.S. Bancorp	90,000	2,466,900
U.S. Bancorp Series F	71,000	1,995,100

		4,462,000

Diversified Financial Services — 0.4%
AMG Capital Trust I CONV	151,250	9,254,610

Electric — 0.1%
SCE Trust I	70,000	1,652,000

Food — 0.1%
Heinz Finance Co. (H.J.) CONV 144A @,^	17	1,721,782

TOTAL PREFERRED STOCKS (Cost $14,550,267)		17,090,392

	Par (000)	Value†
CORPORATE BONDS — 16.0%
Advertising — 0.2%
Lamar Media Corp. 9.750%, 04/01/14	$4,230	4,441,500

Aerospace & Defense — 0.2%
United Technologies Corp. 0.775%, 06/01/15•	4,725	4,753,440

Agriculture — 0.0%
Reynolds American, Inc. 1.050%, 10/30/15	300	299,916

Airlines — 1.0%
American Airlines Pass Through Trust 2009-1A 10.375%, 07/02/19	360	381,245
Continental Airlines 2009-1 Class A Pass Through Trust 9.000%, 07/08/16	830	952,568
Continental Airlines 2009-2 Class A Pass Through Trust 7.250%, 11/10/19	698	816,793
Continental Airlines 2012-1 Class A Pass Through Trust 4.150%, 04/11/24	2,210	2,165,800

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Airlines — (continued)
Continental Airlines 2012-1 Class B Pass Through Trust 6.250%, 04/11/20	$465	$477,787
Continental Airlines, Inc. 6.750%, 09/15/15 144A @	890	914,475
Delta Air Lines 2011-1, Pass Through Trust 5.300%, 04/15/19	575	617,788
Delta Air Lines, Inc. 7.750%, 12/17/19	636	738,953
Hawaiian Airlines 2013-1 Class A Pass Through Certificates 3.900%, 01/15/26	1,815	1,715,175
United Airlines, Inc. 4.500%, 01/15/15	6,074	10,618,111
US Airways 2010-1 Class A, Pass Through Trust 6.250%, 04/22/23	2,151	2,274,770
US Airways 2010-1 Class B, Pass Through Trust^ 8.500%, 04/22/17	285	300,186
US Airways 2012-2 Class A Pass Through Trust 4.625%, 06/03/25	295	290,575
US Airways 2012-2 Class B Pass Through Trust 6.750%, 06/03/21	545	566,800
US Airways 2013-1 Class A Pass Through Trust 5.375%, 11/15/21	5	4,912
3.950%, 11/15/25	5	4,813

		22,840,751

Auto Parts & Equipment — 0.4%
Delphi Corp.
5.875%, 05/15/19	5,500	5,843,750
6.125%, 05/15/21	1,325	1,444,250
Schaeffler Finance BV
7.750%, 02/15/17 144A @	1,250	1,381,250
8.500%, 02/15/19 144A @	1,425	1,588,875

		10,258,125

Banks — 0.3%
CIT Group, Inc. 5.250%, 04/01/14 144A @,^	475	482,125
KFW 0.500%, 04/19/16	6,658	6,605,848
Regions Bank 7.500%, 05/15/18	90	104,977
Synovus Financial Corp. 5.125%, 06/15/17	105	103,162

		7,296,112

Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc. 0.800%, 01/15/16	5,500	5,469,227

	Par (000)	Value†

Beverages — (continued)
Diageo Capital PLC 0.625%, 04/29/16	$2,150	$2,129,734
Heineken NV 0.800%, 10/01/15 144A @,^	1,515	1,507,213
PepsiCo, Inc.
0.483%, 02/26/16•	4,440	4,446,993
0.700%, 02/26/16	2,100	2,083,889
The Coca-Cola Co. 0.253%, 03/05/15•	3,000	3,000,030

		18,637,086

Computers — 0.7%
Apple, Inc.
0.323%, 05/03/16•	7,920	7,913,276
0.523%, 05/03/18•	3,150	3,136,499
International Business Machines Corp. 0.450%, 05/06/16	5,900	5,816,775

		16,866,550

Diversified Financial Services — 3.9%
American Honda Finance Corp.
0.353%, 08/02/13 144A @,•,^	1,935	1,935,306
0.405%, 04/08/14 144A @,•,^	900	900,735
0.375%, 11/13/14 144A @,^	1,350	1,349,444
1.000%, 08/11/15 144A @,^	2,585	2,589,183
0.648%, 05/26/16 144A @,^	4,775	4,767,441
Caterpillar Financial Services Corp.
0.700%, 11/06/15	1,585	1,581,616
0.513%, 02/26/16•	1,590	1,588,785
1.250%, 11/06/17	2,345	2,285,331
CNH Capital LLC
6.250%, 11/01/16	700	745,500
3.625%, 04/15/18 144A @	1,100	1,047,750
E*TRADE Financial Corp.
6.750%, 06/01/16	550	565,125
6.000%, 11/15/17	575	580,750
6.375%, 11/15/19	2,350	2,385,250
Ford Motor Credit Co. LLC
7.000%, 10/01/13	2,000	2,029,426
8.000%, 06/01/14	2,100	2,221,036
3.875%, 01/15/15	4,530	4,669,270
2.750%, 05/15/15	2,300	2,332,177
2.500%, 01/15/16	2,190	2,209,099
1.525%, 05/09/16•	3,755	3,781,251
4.250%, 02/03/17	1,340	1,400,067
6.625%, 08/15/17	1,675	1,895,753
5.000%, 05/15/18	1,800	1,919,563
International Lease Finance Corp.
6.500%, 09/01/14 144A @	8,130	8,455,200
2.224%, 06/15/16•	2,905	2,883,213
Janus Capital Group, Inc. STEP 6.700%, 06/15/17	1,850	2,065,669
John Deere Capital Corp.
0.380%, 10/08/14•	3,845	3,847,972
0.404%, 01/12/15•	4,475	4,473,009
0.700%, 09/04/15	1,800	1,796,823
0.750%, 01/22/16	1,845	1,834,127

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Diversified Financial Services — (continued)
Legg Mason, Inc. 5.500%, 05/21/19	$4,160	$4,286,743
PACCAR Financial Corp.
0.404%, 05/05/15•	1,085	1,084,403
0.545%, 02/08/16•	480	481,867
0.750%, 05/16/16	900	886,995
Toyota Motor Credit Corp.
0.353%, 08/22/14•	2,100	2,101,237
0.446%, 01/23/15•	2,305	2,305,747
0.424%, 03/10/15•	2,250	2,248,137
0.564%, 05/17/16•	5,300	5,290,926
0.800%, 05/17/16	3,425	3,407,163

		92,229,089

Electric — 0.4%
Calpine Corp. 7.500%, 02/15/21 144A @	1,145	1,222,287
CMS Energy Corp.
6.550%, 07/17/17	895	1,036,677
8.750%, 06/15/19	415	535,422
Duke Energy Florida, Inc. 0.650%, 11/15/15	1,695	1,685,406
NSTAR Electric Co. 0.514%, 05/17/16•	1,950	1,948,879
Otter Tail Corp. 9.000%, 12/15/16^	890	1,032,400
Xcel Energy, Inc. 0.750%, 05/09/16	2,160	2,127,203

		9,588,274

Food — 0.3%
Campbell Soup Co. 0.574%, 08/01/14•	2,630	2,630,923
General Mills, Inc.
0.576%, 01/29/16•	1,975	1,972,522
0.875%, 01/29/16	820	815,243
Kellogg Co. 0.505%, 02/13/15•	2,080	2,080,705

		7,499,393

Healthcare Products — 0.2%
Baxter International, Inc.
0.445%, 12/11/14•	2,715	2,714,202
0.950%, 06/01/16	1,660	1,652,208

		4,366,410

Healthcare Services — 0.1%
Fresenius Medical Care U.S. Finance II, Inc.
5.625%, 07/31/19 144A @	750	780,000
5.875%, 01/31/22 144A @	425	447,313

		1,227,313

Household Products & Wares — 0.0%
Kimberly-Clark Corp. 0.394%, 05/15/16•	1,110	1,110,942

	Par (000)	Value†

Internet — 0.3%
Amazon.Com, Inc. 0.650%, 11/27/15	$7,505	$7,481,457

Machinery — Diversified — 0.0%
Xylem, Inc. 4.875%, 10/01/21	145	153,950

Media — 0.5%
CCO Holdings LLC 7.250%, 10/30/17	850	902,063
NBCuniversal Enterprise, Inc.
0.817%, 04/15/16 144A @,•,^	2,655	2,662,877
0.965%, 04/15/18 144A @,•,^	1,140	1,149,923
The Walt Disney Co.
0.265%, 02/11/15•	4,135	4,131,766
0.450%, 12/01/15	1,475	1,468,230
Unitymedia Hessen GmbH & Co. KG
8.125%, 12/01/17 144A @,^	664	907,671
7.500%, 03/15/19 144A @,^	575	605,188
7.500%, 03/15/19 144A @	860	1,188,536

		13,016,254

Metal Fabricate/Hardware — 0.1%
Precision Castparts Corp. 0.700%, 12/20/15	1,775	1,764,556

Miscellaneous Manufacturing — 0.0%
Amsted Industries, Inc. 8.125%, 03/15/18 144A @	625	659,375

Oil & Gas — 1.9%
Concho Resources, Inc.
5.500%, 10/01/22	2,175	2,153,250
5.500%, 04/01/23	4,300	4,235,500
EQT Corp.
6.500%, 04/01/18	1,620	1,837,265
8.125%, 06/01/19	1,754	2,138,394
4.875%, 11/15/21	8,005	8,235,448
Laredo Petroleum, Inc.
9.500%, 02/15/19	850	935,000
7.375%, 05/01/22	500	525,000
Marathon Oil Corp. 0.900%, 11/01/15	395	392,808
QEP Resources, Inc. 6.800%, 03/01/20	265	292,825
Range Resources Corp.
8.000%, 05/15/19	2,250	2,396,250
5.750%, 06/01/21	1,250	1,287,500
5.000%, 08/15/22	5,775	5,645,062
5.000%, 03/15/23	2,600	2,541,500
Shell International Finance BV 0.625%, 12/04/15	3,100	3,096,497
SM Energy Co. 6.500%, 01/01/23	1,200	1,260,000
Statoil ASA 0.565%, 05/15/18•	1,745	1,745,850

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
CORPORATE BONDS — (continued)
Oil & Gas — (continued)
Total Capital Canada Ltd. 0.657%, 01/15/16•	$3,550	$3,569,703
Total Capital International SA 0.750%, 01/25/16	2,775	2,753,019

		45,040,871

Packaging and Containers — 0.2%
Ball Corp. 7.375%, 09/01/19	1,250	1,350,000
Rexam PLC 6.750%, 06/29/67•	1,700	2,268,112

		3,618,112

Pharmaceuticals — 1.3%
Merck & Co., Inc.
0.464%, 05/18/16•	5,315	5,314,277
0.700%, 05/18/16	6,900	6,852,294
Pfizer, Inc.
0.900%, 01/15/17	6,825	6,749,038
0.575%, 06/15/18•	9,700	9,728,528
Takeda Pharmaceutical Co. Ltd. 1.031%, 03/17/15 144A @,^	1,820	1,829,817
Zoetis, Inc.
1.150%, 02/01/16 144A @,^	795	792,299
1.875%, 02/01/18 144A @,^	525	513,949

		31,780,202

Pipelines — 0.3%
Markwest Energy Partners LP 4.500%, 07/15/23	3,350	3,065,250
ONEOK Partners LP 2.000%, 10/01/17	830	816,248
TransCanada PipeLines Ltd. 0.750%, 01/15/16	3,050	3,015,529

		6,897,027

Real Estate — 0.1%
Host Hotels & Resorts LP
6.750%, 06/01/16	105	106,554
5.875%, 06/15/19	1,800	1,935,176

		2,041,730

Real Estate Investment Trusts — 0.0%
American Tower Corp. 4.625%, 04/01/15	200	211,351

Retail — 0.8%
Costco Wholesale Corp. 0.650%, 12/07/15	2,605	2,599,858
Dollar General Corp.
4.125%, 07/15/17	805	849,099
1.875%, 04/15/18	2,390	2,305,937
Rite Aid Corp. 8.000%, 08/15/20	3,700	4,097,750
Suburban Propane Partners LP/Suburban Energy Finance Corp. 7.500%, 10/01/18	75	78,750

	Par (000)	Value†

Retail — (continued)
The Home Depot, Inc. 5.400%, 03/01/16	$1,000	$1,114,286
Wal-Mart Stores, Inc. 0.600%, 04/11/16	4,340	4,311,004
Walgreen Co.
0.772%, 03/13/14•	1,840	1,841,724
1.000%, 03/13/15	1,840	1,845,800

		19,044,208

Semiconductors — 0.1%
NXP BV
5.750%, 02/15/21 144A @	1,275	1,290,937
5.750%, 03/15/23 144A @	1,200	1,209,000

		2,499,937

Software — 0.1%
Autodesk, Inc. 1.950%, 12/15/17	1,760	1,717,091

Telecommunications — 1.8%
AT&T, Inc.
0.800%, 12/01/15	4,435	4,414,741
0.660%, 02/12/16•	5,400	5,370,214
0.900%, 02/12/16	2,200	2,183,416
British Telecommunications PLC
1.397%, 12/20/13•	1,630	1,638,078
2.000%, 06/22/15	1,110	1,131,764
Cricket Communications, Inc. 7.750%, 10/15/20	1,470	1,411,200
Crown Castle International Corp. 7.125%, 11/01/19	2,840	3,031,700
Matterhorn Mobile S.A.
5.395%, 05/15/19 144A @,•,^	375	398,205
6.750%, 05/15/19 144A @	930	1,004,288
SBA Telecommunications, Inc. 8.250%, 08/15/19	133	143,973
Sprint Capital Corp. 6.900%, 05/01/19	300	312,000
Sprint Nextel Corp.
9.000%, 11/15/18 144A @	6,790	7,944,300
11.500%, 11/15/21	450	598,500
UPCB Finance III Ltd. 6.625%, 07/01/20 144A @	1,790	1,852,650
UPCB Finance V Ltd. 7.250%, 11/15/21 144A @	3,980	4,208,850
UPCB Finance VI Ltd. 6.875%, 01/15/22 144A @	3,700	3,829,500
Verizon Communications, Inc. 0.474%, 03/06/15 144A @,•,^	4,450	4,442,635

		43,916,014

TOTAL CORPORATE BONDS (Cost $374,864,997)		381,257,036

LOAN AGREEMENTS — 6.8%‡
Banks — 0.9%
Intelsat S.A. 4.250%, 04/02/18	21,890	21,890,000

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Par (000)	Value†
LOAN AGREEMENTS — (continued)
Energy-Alternate Sources — 0.1%
Terra-Gen Finance Co., LLC 6.500%, 06/22/17•,^	$1,176	$1,174,329

Entertainment — 0.2%
Kasima LLC 3.250%, 05/17/21	775	771,125
Peninsula Gaming LLC 4.250%, 11/20/17•	3,781	3,772,493

		4,543,618

Food — 1.9%
H.J. Heinz Co. 3.500%, 06/05/20	43,125	43,075,837
Pinnacle Foods Finance LLC 3.250%, 04/29/20	1,995	1,980,038

		45,055,875

Healthcare Services — 0.1%
DaVita, Inc. 4.000%, 11/01/19•	1,318	1,317,900
HCA, Inc. 3.034%, 03/31/17	1,150	1,143,537

		2,461,437

Media — 0.2%
CCO Holdings LLC 2.694%, 09/06/14•	500	499,250
Cequel Communications LLC 3.500%, 02/14/19	1,396	1,383,589
Charter Communications Operating LLC
0.000%, 03/08/20	2,125	2,096,780
3.000%, 12/31/20	1,483	1,468,466

		5,448,085

Retail — 2.3%
Dunkin’ Brands, Inc. 3.753%, 02/14/20•	49,990	49,802,801
Wendy’s International, Inc. 3.250%, 05/15/19	5,600	5,575,024

		55,377,825

Telecommunications — 1.1%
Crown Castle Operating Co. 3.250%, 01/31/19	7,791	7,732,188
SBA Senior Finance II, LLC. 3.750%, 06/30/18•	343	343,619
Telesat Canada, Inc.
0.000%, 03/28/17•	804	761,009
3.500%, 03/28/19•	5,515	5,510,871
4.430%, 03/28/19^	3,750	3,556,741
UPC Financing Partnership 3.250%, 06/30/21	8,775	8,722,877

		26,627,305

TOTAL LOAN AGREEMENTS (Cost $163,280,980)		162,578,474

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 11.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,486,580	$1,486,580
T. Rowe Price Reserve Investment Fund	260,309,187	260,309,187

TOTAL SHORT-TERM INVESTMENTS (Cost $261,795,767)		261,795,767

TOTAL INVESTMENTS — 99.5% (Cost $2,009,319,733)		$2,387,844,220

	Number of Contracts	Value†
WRITTEN OPTIONS
Call Options
Accent $80.00, 01/18/14	(297)	(53,460)
Accent $82.5, 01/18/14	(426)	(53,250)
Accent $85.00, 01/18/14	(130)	(11,700)
Apache, $90.00, 01/18/14	(257)	(102,800)
Chevron, $125, 01/18/14	(169)	(55,770)
Chevron, $130, 01/18/14	(169)	(32,279)
Chevron, $135, 01/18/14	(169)	(18,083)
Disney $70.00, 01/18/14	(716)	(138,904)
Disney, $55.00, 01/18/14	(596)	(643,680)
Disney, $57.50, 01/18/14	(596)	(521,500)
Exxon $92.5, 01/18/14	(831)	(241,821)
Exxon $95.00, 01/18/14	(830)	(169,320)
GM $27.00, 01/18/14	(1,559)	(1,114,685)
GM $30.00, 01/18/14	(779)	(389,500)
Google, $850.00, 01/18/14	(60)	(477,000)
IBM, $200.00, 01/18/14	(131)	(93,010)
IBM, $210.00, 01/18/14	(131)	(53,055)
IBM, $230.00, 01/18/14	(844)	(84,400)
JPM $45.00, 01/18/14	(952)	(828,240)
JPM, $55.00, 01/18/14	(1,671)	(391,014)
KSS, $47.00, 01/18/14	(192)	(107,520)
KSS, $50.00, 01/18/14	(144)	(58,176)
Lowes $42.00, 10/19/13	(573)	(93,972)
Lowes $45.00, 01/18/14	(1,145)	(148,850)
Lowes, $46.00, 01/18 /4	(286)	(31,746)
NRG Energy, $25.00, 01/18/14	(482)	(154,240)
NRG, $27.00, 01/18/14	(482)	(108,450)
Oracle $32.00, 01/1814	(2,125)	(318,750)
Oracle $33.00, 01/18/14	(2,482)	(280,466)
Oracle $35.00, 01/18/14	(1,063)	(65,906)
PepsiCo, Inc, $75.00, 01/18/14	(1,019)	(810,105)
PepsiCo, Inc, $77.50, 01/18/14	(870)	(530,700)
Pfizer, $27.00, 01/18/14	(2,751)	(563,955)
Philip Morris $105, 01/18/14	(241)	(9,399)
Philip Morris Callopt1, $97.5, 01/18/14	(472)	(51,448)
Philip Morris, $ 100.00, 01/18/14	(713)	(54,901)
Philip Morris, $95.00, 01/18/14	(232)	(35,728)
Philip Morris, $97.50, 01/18/14	(232)	(25,288)
Procter and Gamble Co., $75.00, 01/18/14	(1,230)	(639,600)
UnitedHealth Group, Inc. $65.00, 01/18/14	(423)	(215,730)
UnitedHealth Group, Inc. $65.00, 09/21/13	(462)	(147,840)

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Flexibly Managed Fund

	Number of Contracts	Value†
WRITTEN OPTIONS — (continued)
Call Options — (continued)
USB $35.00, 06/22/13	(2,211)	$(552,750)
USB, $37.00, 01/18/14	(3,914)	(559,702)
Williams $35.00, 01/18/14	(288)	(46,080)
Williams $40.00, 01/18/14	(751)	(39,803)
Williams $40.00, 08/07/13	(751)	(6,008)
Williams, $40.00, 01/18/14	(890)	(47,170)
Williams, $40.00, 08/17/13	(600)	(4,800)
Zoetis, $35.00, 10/19/13	(343)	(19,208)

TOTAL WRITTEN OPTIONS (Premiums $(6,845,906))		(11,201,762)

†	See Security Valuation Note.
*	Non-income producing security.
@	Security sold within the terms of a private placement memorandum, restricted and/or exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “accredited investors”. Unless otherwise indicated, the security is considered liquid.
•	Variable Rate Security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2013 is $34,619,449.
‡	Loan Agreements in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the Prime Rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the actual rate at June 30, 2013. Loan Agreements, while exempt from registration under the Security Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Floating rate Loan Agreements often require repayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturity shown.

CONV — Convertible Security.

LLC — Limited Liability Company.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	92%
Switzerland	3
United Kingdom	2
Bermuda	1
Netherlands	1
Other	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$1,452,062,958	$1,423,563,099	$28,499,859	$—
PREFERRED STOCKS	17,090,392	17,090,392	—	—
AGENCY OBLIGATIONS	88,890,123	—	88,890,123	—
ASSET BACKED SECURITIES	13,102,043	—	13,102,043	—
COLLATERALIZED MORTGAGE OBLIGATIONS	11,067,427	—	11,067,427	—
CORPORATE BONDS	381,257,036	—	381,257,036	—
LOAN AGREEMENTS	162,578,474	—	162,578,474	—
SHORT-TERM INVESTMENTS	261,795,767	261,795,767	—	—

TOTAL INVESTMENTS	$2,387,844,220	$1,702,449,258	$685,394,962	$—

LIABILITIES TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
WRITTEN OPTIONS	$(11,201,762)	$(5,035,445)	$(6,166,317)	$—

TOTAL LIABILITIES	$(11,201,762)	$(5,035,445)	$(6,166,317)	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Balanced Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 59.8%
Penn Series Index 500 Fund* (Cost $27,356,551)	3,723,409	$45,239,423

AFFILIATED FIXED INCOME FUNDS — 39.9%
Penn Series Quality Bond Fund* (Cost $26,312,583)	2,367,317	30,159,615

SHORT-TERM INVESTMENTS — 0.3%
BlackRock Liquidity Funds FedFund Portfolio -Institutional Shares (Cost $241,334)	241,334	241,334

TOTAL INVESTMENTS — 100.0% (Cost $53,910,468)		$75,640,372

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$45,239,423	$45,239,423	$—	$—
AFFILIATED FIXED INCOME FUNDS	30,159,615	30,159,615	—	—
SHORT-TERM INVESTMENTS	241,334	241,334	—	—

TOTAL INVESTMENTS	$75,640,372	$75,640,372	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — 96.9%
Aerospace & Defense — 0.8%
The Boeing Co.	16,700	$1,710,748

Airlines — 0.8%
Delta Air Lines, Inc.*	33,400	624,914
United Continental Holdings, Inc.*	34,500	1,079,505

		1,704,419

Apparel — 1.7%
NIKE, Inc., Class B	20,500	1,305,440
Prada S.p.A.	95,800	863,902
Ralph Lauren Corp.	4,000	694,960
Under Armour, Inc., Class A*	17,400	1,038,954

		3,903,256

Auto Manufacturers — 0.8%
Tesla Motors, Inc.*	17,500	1,880,025

Banks — 0.4%
JPMorgan Chase & Co.	17,200	907,988

Beverages — 2.9%
Anheuser-Busch InBev N.V.	9,531	858,102
Green Mountain Coffee Roasters, Inc.*	19,900	1,493,694
Monster Beverage Corp.*	13,700	832,549
PepsiCo, Inc.	17,500	1,431,325
Pernod-Ricard S.A.	6,704	744,099
The Coca-Cola Co.	30,500	1,223,355

		6,583,124

Biotechnology — 6.3%
Alexion Pharmaceuticals, Inc.*	13,700	1,263,688
Biogen Idec, Inc.*	17,900	3,852,080
Celgene Corp.*	16,300	1,905,633
Gilead Sciences, Inc.*	101,500	5,197,815
Regeneron Pharmaceuticals, Inc.*	4,800	1,079,424
Vertex Pharmaceuticals, Inc.*	10,300	822,661

		14,121,301

Building Materials — 0.3%
Martin Marietta Materials, Inc.	6,300	620,046

Chemicals — 3.5%
Ecolab, Inc.	26,500	2,257,535
FMC Corp.	13,600	830,416
Praxair, Inc.	20,400	2,349,264
The Sherwin-Williams Co.	13,700	2,419,420

		7,856,635

Commercial Services — 2.9%
Alliance Data Systems Corp.*	4,500	814,635
Mastercard, Inc., Class A	10,000	5,745,000

		6,559,635

Computers — 2.5%
Accenture PLC, Class A	25,700	1,849,372
Apple, Inc.	5,600	2,218,048
Cognizant Technology Solutions Corp., Class A*	23,400	1,465,074

		5,532,494

	Number of Shares	Value†

Cosmetics & Personal Care — 1.0%
Colgate-Palmolive Co.	17,600	$1,008,304
The Procter & Gamble Co.	16,800	1,293,432

		2,301,736

Distribution & Wholesale — 1.5%
Fastenal Co.	57,600	2,640,960
W.W. Grainger, Inc.	2,600	655,668

		3,296,628

Diversified Financial Services — 6.3%
Affiliated Managers Group, Inc.*	3,600	590,184
American Express Co.	36,500	2,728,740
Franklin Resources, Inc.	8,800	1,196,976
IntercontinentalExchange, Inc.*	4,500	799,920
Invesco Ltd.	59,200	1,882,560
TD Ameritrade Holding Corp.	25,300	614,537
Visa, Inc., Class A	34,100	6,231,775

		14,044,692

Food — 1.4%
Nestle S.A.	14,110	925,904
Whole Foods Market, Inc.	41,300	2,126,124

		3,052,028

Healthcare Products — 1.1%
Edwards Lifesciences Corp.*	9,800	658,560
IDEXX Laboratories Inc.*	12,500	1,122,250
Stryker Corp.	10,900	705,012

		2,485,822

Healthcare Services — 0.5%
HCA Holdings, Inc.*	4,500	162,270
UnitedHealth Group, Inc.	14,300	936,364

		1,098,634

Home Builders — 0.9%
D.R. Horton, Inc.	46,900	998,032
Lennar Corp., Class A	27,700	998,308

		1,996,340

Internet — 18.8%
Amazon.com, Inc.*	36,100	10,024,609
Baidu, Inc. ADR*	12,300	1,162,719
Ctrip.com International Ltd. ADR*	17,900	584,077
eBay, Inc.*	98,400	5,089,248
Google, Inc., Class A*	14,900	13,117,513
LinkedIn Corp., Class A*	12,500	2,228,750
Netflix, Inc.*	9,700	2,047,573
priceline.com, Inc.*	7,000	5,789,910
Tencent Holdings Ltd.	15,600	609,137
TripAdvisor, Inc.*	20,800	1,266,096
Twitter, Inc.*^~	7,697	139,931

		42,059,563

Leisure Time — 0.8%
Carnival PLC	31,905	1,109,019
Harley-Davidson, Inc.	13,300	729,106

		1,838,125

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Lodging — 2.4%
Las Vegas Sands Corp.	42,600	$2,254,818
Marriott International, Inc., Class A	21,397	863,797
MGM Resorts International*	56,300	832,114
Starwood Hotels & Resorts Worldwide, Inc.	24,000	1,516,560

		5,467,289

Machinery — Diversified — 1.1%
Roper Industries, Inc.	19,300	2,397,446

Media — 2.0%
Charter Communications, Inc., Class A*	5,900	730,715
Discovery Communications, Inc., Class C*	15,100	1,051,866
News Corp.*	40,500	1,174,095
The Walt Disney Co.	22,500	1,420,875

		4,377,551

Metal Fabricate/Hardware — 2.2%
Precision Castparts Corp.	21,700	4,904,417

Miscellaneous Manufacturing — 2.2%
Danaher Corp.	79,400	5,026,020

Oil & Gas — 3.7%
Cabot Oil & Gas Corp.	17,300	1,228,646
Concho Resources, Inc.*	10,000	837,200
EOG Resources, Inc.	7,900	1,040,272
EQT Corp.	13,100	1,039,747
Phillips 66	10,900	642,119
Pioneer Natural Resources Co.	10,400	1,505,400
Range Resources Corp.	25,700	1,987,124

		8,280,508

Oil & Gas Services — 1.2%
FMC Technologies, Inc.*	26,900	1,497,792
Schlumberger Ltd.	18,300	1,311,378

		2,809,170

Pharmaceuticals — 3.5%
Allergan, Inc.	5,600	471,744
Catamaran Corp.*	8,802	428,834
McKesson Corp.	24,400	2,793,800
Novo Nordisk A/S, B Shares	7,234	1,124,615
Onyx Pharmaceuticals, Inc.*	6,200	538,284
Pharmacyclics, Inc.*	7,400	588,078
Valeant Pharmaceuticals International, Inc.*	21,100	1,816,288

		7,761,643

Retail — 11.2%
AutoZone, Inc.*	4,800	2,033,712
CarMax, Inc.*	33,800	1,560,208
Chipotle Mexican Grill, Inc.*	5,900	2,149,665
Costco Wholesale Corp.	15,300	1,691,721
CVS Caremark Corp.	39,800	2,275,764
Dollar Tree, Inc.*	12,200	620,248
Lowe’s Cos., Inc.	30,900	1,263,810
Lululemon Athletica, Inc.*	27,600	1,808,352
Panera Bread Co., Class A*	4,400	818,136
Ross Stores, Inc.	16,900	1,095,289

	Number of Shares	Value†

Retail — (continued)
Starbucks Corp.	57,100	$3,739,479
The Home Depot, Inc.	58,100	4,501,007
Tractor Supply Co.	12,800	1,505,408

		25,062,799

Semiconductors — 1.6%
Broadcom Corp., Class A	20,800	702,208
QUALCOMM, Inc.	48,500	2,962,380

		3,664,588

Software — 3.7%
Akamai Technologies, Inc.*	22,200	944,610
Autodesk, Inc.*	14,400	488,736
Fiserv, Inc.*	10,300	900,323
NetSuite, Inc.*	7,500	688,050
Red Hat, Inc.*	33,200	1,587,624
Salesforce.com, Inc.*	57,900	2,210,622
ServiceNow, Inc.*	18,400	743,176
Workday, Inc., Class A*	10,300	660,127

		8,223,268

Telecommunications — 3.6%
Crown Castle International Corp.*	84,500	6,116,955
Juniper Networks, Inc.*	56,800	1,096,808
SBA Communications Corp., Class A*	12,400	919,088

		8,132,851

Transportation — 3.3%
J.B. Hunt Transport Services, Inc.	13,500	975,240
Kansas City Southern	24,200	2,564,232
Union Pacific Corp.	13,900	2,144,492
United Parcel Service, Inc., Class B	18,600	1,608,528

		7,292,492

TOTAL COMMON STOCKS (Cost $156,807,708)		216,953,281

PREFERRED STOCKS — 0.2%
Internet — 0.2%
Livingsocial, Series F CONV*^~	15,066	16,874
Twitter, Inc. Series A CONV*^~	20	364
Twitter, Inc. Series B CONV*^~	312	5,672
Twitter, Inc. Series B CONV*^~	5,772	104,935
Twitter, Inc. Series C CONV*^~	80	1,454
Twitter, Inc. Series C CONV*^~	1,566	28,470
Twitter, Inc. Series D CONV*^~	2,954	53,704
Twitter, Inc. Series F CONV*^~	1,040	18,907
Twitter, Inc. Series G-2 CONV*^~	12,129	220,505

TOTAL PREFERRED STOCKS (Cost $499,276)		450,885

REAL ESTATE INVESTMENT TRUSTS — 2.0%
Diversified — 2.0%
American Tower Corp. (Cost $2,509,649)	61,200	4,478,004

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Growth Stock Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares	1,967,647	$1,967,647
T. Rowe Price Reserve Investment Fund	1,008	1,008

TOTAL SHORT-TERM INVESTMENTS (Cost $1,968,655)		1,968,655

TOTAL INVESTMENTS — 100.0% (Cost $161,785,288)		$223,850,825

†	See Security Valuation Note.
*	Non-income producing security.
^	Illiquid security. The total market value of illiquid securities at June 30, 2013 is $590,816.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $590,816.

ADR — American Depository Receipt.

CONV — Convertible Security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	94%
Canada	1
China	1
Denmark	1
France	1
Ireland	1
Other	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Aerospace & Defense	$1,710,748	$1,710,748	$—	$—
Airlines	1,704,419	1,704,419	—	—
Apparel	3,903,256	3,039,354	863,902	—
Auto Manufacturers	1,880,025	1,880,025	—	—
Banks	907,988	907,988	—	—
Beverages	6,583,124	4,980,923	1,602,201	—
Biotechnology	14,121,301	14,121,301	—	—
Building Materials	620,046	620,046	—	—
Chemicals	7,856,635	7,856,635	—	—
Commercial Services	6,559,635	6,559,635	—	—
Computers	5,532,494	5,532,494	—	—
Cosmetics & Personal Care	2,301,736	2,301,736	—	—
Distribution & Wholesale	3,296,628	3,296,628	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS — (continued)
Diversified Financial Services	$14,044,692	$14,044,692	$—	$—
Food	3,052,028	2,126,124	925,904	—
Healthcare Products	2,485,822	2,485,822	—	—
Healthcare Services	1,098,634	1,098,634	—	—
Home Builders	1,996,340	1,996,340	—	—
Internet	42,059,563	41,310,495	609,137	139,931
Leisure Time	1,838,125	729,106	1,109,019	—
Lodging	5,467,289	5,467,289	—	—
Machinery — Diversified	2,397,446	2,397,446	—	—
Media	4,377,551	4,377,551	—	—
Metal Fabricate/Hardware	4,904,417	4,904,417	—	—
Miscellaneous Manufacturing	5,026,020	5,026,020	—	—
Oil & Gas	8,280,508	8,280,508	—	—
Oil & Gas Services	2,809,170	2,809,170	—	—
Pharmaceuticals	7,761,643	6,637,028	1,124,615	—
Retail	25,062,799	25,062,799	—	—
Semiconductors	3,664,588	3,664,588	—	—
Software	8,223,268	8,223,268	—	—
Telecommunications	8,132,851	8,132,851	—	—
Transportation	7,292,492	7,292,492	—	—
PREFERRED STOCKS	450,885	—	—	450,885
REAL ESTATE INVESTMENT TRUSTS	4,478,004	4,478,004	—	—
SHORT-TERM INVESTMENTS	1,968,655	1,968,655	—	—

TOTAL INVESTMENTS	$223,850,825	$217,025,231	$6,234,778	$590,816

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities (Market Value)
Balance as of 12/31/2012	$429,019
Change in Appreciation/(Depreciation)	161,797

Balance as of 6/30/2013	$590,816

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.0%
Advertising — 0.5%
Omnicom Group, Inc.	2,320	$145,858

Aerospace & Defense — 3.8%
United Technologies Corp.	11,590	1,077,175

Apparel — 3.2%
LVMH Moet Hennessy Louis Vuitton S.A.	3,263	529,760
NIKE, Inc., Class B	6,020	383,353

		913,113

Auto Parts & Equipment — 1.1%
Johnson Controls, Inc.	8,450	302,426

Beverages — 2.7%
PepsiCo, Inc.	5,130	419,583
Pernod-Ricard S.A.	3,074	341,193

		760,776

Chemicals — 2.0%
Monsanto Co.	1,712	169,145
Praxair, Inc.	3,586	412,964

		582,109

Commercial Services — 2.0%
Mastercard, Inc., Class A	693	398,129
Verisk Analytics, Inc., Class A*	3,040	181,488

		579,617

Computers — 8.7%
Accenture PLC, Class A	11,550	831,139
Apple, Inc.	884	350,135
Cognizant Technology Solutions Corp., Class A*	2,560	160,281
EMC Corp.	32,210	760,800
International Business Machines Corp.	2,079	397,318

		2,499,673

Cosmetics & Personal Care — 6.4%
Colgate-Palmolive Co.	15,939	913,146
The Procter & Gamble Co.	12,090	930,809

		1,843,955

Distribution & Wholesale — 2.0%
W.W. Grainger, Inc.	2,267	571,692

Diversified Financial Services — 6.3%
CME Group, Inc.	2,320	176,274
Franklin Resources, Inc.	3,522	479,062
The Charles Schwab Corp.	8,740	185,550
Visa, Inc., Class A	5,276	964,189

		1,805,075

Electronics — 8.7%
Amphenol Corp., Class A	2,780	216,673
Mettler-Toledo International, Inc.*	1,983	398,980
Sensata Technologies Holding N.V.*	17,780	620,522
Thermo Fisher Scientific, Inc.	10,200	863,226
Waters Corp.*	3,890	389,194

		2,488,595

	Number of Shares	Value†

Food — 2.4%
Danone S.A.	9,236	$695,175

Healthcare Products — 3.8%
Becton Dickinson & Co.	1,580	156,151
DENTSPLY International, Inc.	14,780	605,389
Patterson Cos., Inc.	3,830	144,008
St. Jude Medical, Inc.	4,060	185,258

		1,090,806

Household Products & Wares — 0.7%
Church & Dwight Co., Inc.	3,190	196,855

Internet — 5.2%
eBay, Inc.*	4,790	247,739
Google, Inc., Class A*	1,425	1,254,527

		1,502,266

Media — 5.7%
Discovery Communications, Inc., Class A*	3,440	265,602
The Walt Disney Co.	9,910	625,816
Time Warner, Inc.	8,100	468,342
Viacom, Inc., Class B	3,810	259,271

		1,619,031

Metal Fabricate/Hardware — 1.8%
Precision Castparts Corp.	2,331	526,829

Mining — 0.4%
Rio Tinto PLC	2,860	116,314

Miscellaneous Manufacturing — 3.8%
Danaher Corp.	16,980	1,074,834

Oil & Gas — 1.1%
Occidental Petroleum Corp.	3,630	323,905

Oil & Gas Services — 3.1%
National Oilwell Varco, Inc.	2,530	174,317
Schlumberger Ltd.	10,060	720,900

		895,217

Pharmaceuticals — 6.4%
Allergan, Inc.	2,089	175,977
Express Scripts Holding Co.*	11,410	703,883
Johnson & Johnson	7,290	625,919
Mead Johnson Nutrition Co.	4,070	322,466
Zoetis, Inc.	540	16,681

		1,844,926

Retail — 6.7%
CVS Caremark Corp.	11,770	673,009
Inditex S.A.	2,068	255,077
Kohl’s Corp.	3,250	164,157
McDonald’s Corp.	6,030	596,970
Target Corp.	3,160	217,598

		1,906,811

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 3.6%
Microchip Technology, Inc.	18,660	$695,085
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	18,890	346,065

		1,041,150

Software — 4.5%
Autodesk, Inc.*	10,770	365,534
MSCI, Inc., Class A*	5,120	170,342
Oracle Corp.	24,760	760,627

		1,296,503

Transportation — 3.4%
Expeditors International of Washington, Inc.	14,830	563,688
Kuehne + Nagel International AG	3,620	397,169

		960,857

TOTAL COMMON STOCKS (Cost $28,039,825)		28,661,543

TOTAL INVESTMENTS — 100.0% (Cost $28,039,825)		$28,661,543

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	83%
France	8
Ireland	3
Netherlands	2
Spain	1
Switzerland	1
Taiwan	1
Other	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$28,661,542	$26,326,854	$2,334,688	$—

TOTAL INVESTMENTS	$28,661,542	$26,326,854	$2,334,688	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.8%
Apparel — 2.2%
Michael Kors Holdings Ltd.*	15,160	$940,223
Ralph Lauren Corp.	8,330	1,447,254

		2,387,477

Auto Parts & Equipment — 1.2%
Delphi Automotive PLC	25,840	1,309,830

Beverages — 3.6%
Constellation Brands, Inc., Class A*	45,590	2,376,151
Green Mountain Coffee Roasters, Inc.*	19,130	1,435,898

		3,812,049

Biotechnology — 5.4%
Amgen, Inc.	21,233	2,094,848
Biogen Idec, Inc.*	5,360	1,153,472
Gilead Sciences, Inc.*	49,160	2,517,483

		5,765,803

Building Materials — 1.0%
Fortune Brands Home & Security, Inc.	26,210	1,015,375

Chemicals — 4.0%
Monsanto Co.	15,060	1,487,928
The Sherwin-Williams Co.	9,290	1,640,614
W.R. Grace & Co.*	13,558	1,139,414

		4,267,956

Commercial Services — 6.4%
Alliance Data Systems Corp.*	11,700	2,118,051
Hertz Global Holdings, Inc.*	63,970	1,586,456
Mastercard, Inc., Class A	3,960	2,275,020
United Rentals, Inc.*	18,270	911,856

		6,891,383

Computers — 6.1%
Accenture PLC, Class A	36,244	2,608,118
Apple, Inc.	9,965	3,946,937

		6,555,055

Distribution & Wholesale — 2.3%
LKQ Corp.*	32,817	845,038
W.W. Grainger, Inc.	6,522	1,644,718

		2,489,756

Diversified Financial Services — 6.8%
Affiliated Managers Group, Inc.*	8,577	1,406,113
Ameriprise Financial, Inc.	10,990	888,871
IntercontinentalExchange, Inc.*	10,790	1,918,031
Visa, Inc., Class A	16,570	3,028,168

		7,241,183

Diversified Operations — 1.8%
Eaton Corp. PLC	29,220	1,922,968

Healthcare Services — 0.5%
HCA Holdings, Inc.*	15,299	551,682

Internet — 14.5%
Amazon.com, Inc.*	12,044	3,344,498

	Number of Shares	Value†

Internet — (continued)
eBay, Inc.*	44,340	$2,293,265
Facebook, Inc., Class A*	43,640	1,084,890
Google, Inc., Class A*	5,420	4,771,606
LinkedIn Corp., Class A*	9,080	1,618,964
MercadoLibre, Inc.	2,410	259,702
priceline.com, Inc.*	2,510	2,076,096

		15,449,021

Lodging — 1.1%
Starwood Hotels & Resorts Worldwide, Inc.	18,680	1,180,389

Machinery — Diversified — 0.6%
Cummins, Inc.	6,285	681,671

Media — 8.2%
CBS Corp., Class B	33,035	1,614,420
Discovery Communications, Inc., Class A*	22,840	1,763,476
Liberty Global PLC, Class A*	8,197	607,234
Liberty Global PLC, Series C*	20,666	1,403,015
Sirius XM Radio, Inc.	456,790	1,530,247
Viacom, Inc., Class B	26,910	1,831,225

		8,749,617

Metal Fabricate/Hardware — 2.1%
Precision Castparts Corp.	9,859	2,228,233

Oil & Gas — 1.4%
Pioneer Natural Resources Co.	10,190	1,475,003

Pharmaceuticals — 5.1%
Allergan, Inc.	9,160	771,639
Cardinal Health, Inc.	31,930	1,507,096
Novartis AG ADR	20,990	1,484,203
Sanofi	32,620	1,680,256

		5,443,194

Real Estate — 1.5%
CBRE Group, Inc., Class A*	66,940	1,563,718

Retail — 12.1%
Best Buy Co., Inc.	47,600	1,300,908
CVS Caremark Corp.	29,420	1,682,236
Dollar General Corp.*	28,648	1,444,719
PVH Corp.	12,950	1,619,397
Starbucks Corp.	31,930	2,091,096
The Home Depot, Inc.	42,180	3,267,684
TJX Cos., Inc.	29,470	1,475,268

		12,881,308

Semiconductors — 1.5%
ARM Holdings PLC ADR	23,300	842,994
ASML Holding NV	9,640	762,524

		1,605,518

Software — 4.1%
Microsoft Corp.	62,970	2,174,354
Salesforce.com, Inc.*	38,920	1,485,965
ServiceNow, Inc.*	18,740	756,909

		4,417,228

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Core Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — 1.3%
Crown Castle International Corp.*	19,830	$1,435,494

Transportation — 4.0%
Kansas City Southern	15,860	1,680,525
Union Pacific Corp.	17,078	2,634,794

		4,315,319

TOTAL COMMON STOCKS (Cost $80,423,136)		105,636,230

SHORT-TERM INVESTMENTS — 1.2%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,289,836)	1,289,836	1,289,836

TOTAL INVESTMENTS — 100.0% (Cost $81,712,972)		$106,926,066

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	89%
Ireland	4
France	2
United Kingdom	2
Hong Kong	1
Netherlands	1
Switzerland	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$105,636,230	$105,636,230	$—	$—
SHORT-TERM INVESTMENTS	1,289,836	1,289,836	—	—

TOTAL INVESTMENTS	$106,926,066	$106,926,066	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Advertising — 1.1%
Omnicom Group, Inc.	33,406	$2,100,235

Aerospace & Defense — 1.5%
Northrop Grumman Corp.	34,127	2,825,716

Agriculture — 1.4%
Philip Morris International, Inc.	29,468	2,552,518

Auto Manufacturers — 1.3%
General Motors Co.*	70,901	2,361,712

Banks — 13.9%
Bank of America Corp.	204,146	2,625,317
Citigroup, Inc.	63,385	3,040,578
Fifth Third Bancorp	115,092	2,077,411
JPMorgan Chase & Co.	97,028	5,122,108
State Street Corp.	54,291	3,540,316
The PNC Financial Services Group, Inc.	40,128	2,926,134
U.S. Bancorp	49,832	1,801,427
Wells Fargo & Co.	106,415	4,391,747

		25,525,038

Beverages — 2.6%
Coca-Cola Enterprises, Inc.	54,464	1,914,954
PepsiCo, Inc.	35,361	2,892,176

		4,807,130

Building Materials — 1.0%
Vulcan Materials Co.	36,405	1,762,366

Chemicals — 1.3%
E.I. du Pont de Nemours & Co.	45,795	2,404,238

Coal — 0.6%
CONSOL Energy, Inc.	42,584	1,154,026

Computers — 0.9%
Apple, Inc.	4,344	1,720,572

Cosmetics & Personal Care — 1.3%
The Procter & Gamble Co.	30,572	2,353,738

Diversified Financial Services — 4.0%
Ameriprise Financial, Inc.	39,118	3,163,864
Discover Financial Services	54,698	2,605,813
Legg Mason, Inc.	53,137	1,647,778

		7,417,455

Diversified Operations — 1.4%
Eaton Corp. PLC	37,745	2,483,998

Electric — 4.1%
Calpine Corp.*	78,344	1,663,243
FirstEnergy Corp.	53,358	1,992,388
NextEra Energy, Inc.	27,448	2,236,463
NRG Energy, Inc.	58,672	1,566,542

		7,458,636

Electronics — 1.3%
Honeywell International, Inc.	29,965	2,377,423

	Number of Shares	Value†

Healthcare Products — 2.6%
Baxter International, Inc.	34,641	$2,399,582
Covidien PLC	38,916	2,445,482

		4,845,064

Healthcare Services — 2.5%
HCA Holdings, Inc.*	40,855	1,473,231
UnitedHealth Group, Inc.	47,720	3,124,706

		4,597,937

Insurance — 5.7%
American International Group, Inc.*	50,679	2,265,351
MetLife, Inc.	70,125	3,208,920
The Travelers Cos., Inc.	27,299	2,181,736
Unum Group	95,253	2,797,581

		10,453,588

Internet — 3.1%
AOL, Inc.*	45,895	1,674,250
Google, Inc., Class A*	1,803	1,587,307
Liberty Interactive Corp., Class A*	108,781	2,503,051

		5,764,608

Media — 4.7%
CBS Corp., Class B	37,278	1,821,776
Comcast Corp., Class A	63,152	2,644,806
DIRECTV*	30,315	1,868,010
Viacom, Inc., Class B	33,341	2,268,855

		8,603,447

Miscellaneous Manufacturing — 4.2%
Dover Corp.	28,420	2,207,097
General Electric Co.	135,060	3,132,042
Illinois Tool Works, Inc.	34,582	2,392,037

		7,731,176

Oil & Gas — 9.3%
Chevron Corp.	44,261	5,237,847
EOG Resources, Inc.	21,514	2,832,963
Exxon Mobil Corp.	39,354	3,555,634
Hess Corp.	39,282	2,611,860
Noble Energy, Inc.	46,347	2,782,674

		17,020,978

Oil & Gas Services — 2.2%
Schlumberger Ltd.	33,565	2,405,268
Transocean Ltd.	35,321	1,693,642

		4,098,910

Packaging and Containers — 1.3%
Sealed Air Corp.	97,552	2,336,370

Pharmaceuticals — 8.5%
Bristol-Myers Squibb Co.	47,933	2,142,126
Forest Laboratories, Inc.*	56,171	2,303,011
Merck & Co., Inc.	88,106	4,092,523
Pfizer, Inc.	148,197	4,150,998
Sanofi-ADR	55,745	2,871,425

		15,560,083

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 5.6%
CVS Caremark Corp.	42,347	$2,421,401
Family Dollar Stores, Inc.	41,340	2,575,895
Lowe’s Cos., Inc.	70,524	2,884,432
Target Corp.	36,122	2,487,361

		10,369,089

Semiconductors — 1.4%
Texas Instruments, Inc.	71,850	2,505,410

Software — 1.9%
Microsoft Corp.	54,992	1,898,874
Oracle Corp.	54,140	1,663,181

		3,562,055

Telecommunications — 5.1%
Cisco Systems, Inc.	93,023	2,261,389
Motorola Solutions, Inc.	44,734	2,582,494
Verizon Communications, Inc.	46,578	2,344,737
Vodafone Group PLC- ADR	78,980	2,269,885

		9,458,505

Transportation — 1.4%
Norfolk Southern Corp.	35,536	2,581,690

TOTAL COMMON STOCKS (Cost $172,789,501)		178,793,711

REAL ESTATE INVESTMENT TRUSTS — 1.3%
Real Estate Investment Trusts — 1.3%
Weyerhaeuser Co. (Cost $2,547,323)	84,565	2,409,257

SHORT-TERM INVESTMENTS — 1.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $2,817,771)	2,817,771	2,817,771

TOTAL INVESTMENTS — 100.0% (Cost $178,154,595)		$184,020,739

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	92%
France	3
Ireland	3
Switzerland	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$178,793,711	$178,793,711	$—	$—
REAL ESTATE INVESTMENT TRUSTS	2409,257	2,409,257	—	—
SHORT-TERM INVESTMENTS	2,817,771	2,817,771	—	—

TOTAL INVESTMENTS	$184,020,739	184,020,739	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 95.2%
Aerospace & Defense — 2.5%
The Boeing Co.	22,766	$2,332,149
United Technologies Corp.	24,431	2,270,617

		4,602,766

Apparel — 1.0%
Coach, Inc.	32,008	1,827,337

Banks — 17.6%
Citigroup, Inc.	107,842	5,173,181
JPMorgan Chase & Co.	102,537	5,412,928
KeyCorp	125,745	1,388,225
Morgan Stanley	142,369	3,478,075
Regions Financial Corp.	279,543	2,664,045
SunTrust Banks, Inc.	59,529	1,879,330
The Goldman Sachs Group, Inc.	12,235	1,850,544
The PNC Financial Services Group, Inc.	59,842	4,363,679
Wells Fargo & Co.	132,391	5,463,776

		31,673,783

Biotechnology — 1.4%
Gilead Sciences, Inc.*	50,607	2,591,584

Chemicals — 2.4%
E.I. du Pont de Nemours & Co.	25,601	1,344,052
LyondellBasell Industries N.V., Class A	43,972	2,913,585

		4,257,637

Computers — 2.8%
EMC Corp.	111,807	2,640,881
International Business Machines Corp.	12,878	2,461,115

		5,101,996

Diversified Financial Services — 3.9%
American Express Co.	35,511	2,654,802
Discover Financial Services	54,333	2,588,424
Invesco Ltd.	56,648	1,801,407

		7,044,633

Diversified Operations — 0.7%
Eaton Corp. PLC	17,922	1,179,447

Electric — 3.1%
American Electric Power Co., Inc.	50,550	2,263,629
NextEra Energy, Inc.	40,266	3,280,874

		5,544,503

Electronics — 2.1%
Honeywell International, Inc.	24,080	1,910,507
Thermo Fisher Scientific, Inc.	23,089	1,954,022

		3,864,529

Food — 2.1%
Kraft Foods Group, Inc.	19,187	1,071,978
Mondelez International, Inc., Class A	41,544	1,185,250
Nestle SA ADR	24,318	1,599,638

		3,856,866

Gas — 1.9%
Sempra Energy	41,509	3,393,776

	Number of Shares	Value†

Healthcare Products — 1.9%
Covidien PLC	23,165	$1,455,689
Stryker Corp.	29,317	1,896,223

		3,351,912

Insurance — 5.3%
ACE Ltd.	23,206	2,076,473
Aflac, Inc.	42,129	2,448,537
MetLife, Inc.	35,831	1,639,627
The Travelers Cos., Inc.	32,090	2,564,633
XL Group PLC	30,470	923,850

		9,653,120

Internet — 0.9%
Google, Inc., Class A*	1,776	1,563,537

Machinery — Construction & Mining — 1.5%
Caterpillar, Inc.	32,812	2,706,662

Machinery — Diversified — 0.7%
Deere & Co.	14,657	1,190,881

Media — 3.0%
Comcast Corp., Class A	53,426	2,237,481
The Walt Disney Co.	50,075	3,162,236

		5,399,717

Miscellaneous Manufacturing — 2.4%
General Electric Co.	185,392	4,299,240

Oil & Gas — 13.6%
Anadarko Petroleum Corp.	24,162	2,076,241
Chevron Corp.	44,757	5,296,543
ConocoPhillips	54,952	3,324,596
EOG Resources, Inc.	21,371	2,814,133
Marathon Oil Corp.	90,846	3,141,455
Occidental Petroleum Corp.	53,114	4,739,362
Phillips 66	53,734	3,165,470

		24,557,800

Oil & Gas Services — 1.9%
National Oilwell Varco, Inc.	25,320	1,744,548
Schlumberger Ltd.	23,074	1,653,483

		3,398,031

Pharmaceuticals — 9.0%
AmerisourceBergen Corp.	23,192	1,294,810
Merck & Co., Inc.	88,524	4,111,940
Pfizer, Inc.	161,531	4,524,483
Roche Holding Ltd. AG ADR	47,909	2,963,890
Sanofi	46,069	2,373,014
Shire PLC ADR	10,623	1,010,354

		16,278,491

Retail — 4.0%
CVS Caremark Corp.	54,515	3,117,168
Dollar General Corp.*	18,097	912,632
Lowe’s Cos., Inc.	23,485	960,536
Macy’s, Inc.	48,364	2,321,472

		7,311,808

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Large Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Semiconductors — 1.0%
Intel Corp.	73,630	$1,783,319

Software — 2.8%
Microsoft Corp.	96,470	3,331,109
Oracle Corp.	53,997	1,658,788

		4,989,897

Telecommunications — 3.6%
AT&T, Inc.	66,430	2,351,622
Cisco Systems, Inc.	74,585	1,813,161
Verizon Communications, Inc.	46,534	2,342,522

		6,507,305

Transportation — 2.1%
Union Pacific Corp.	24,415	3,766,746

TOTAL COMMON STOCKS (Cost $129,713,752)		171,697,323

REAL ESTATE INVESTMENT TRUSTS — 2.8%
Apartments — 1.1%
AvalonBay Communities, Inc.	14,922	2,013,127

Office Property — 0.8%
Boston Properties, Inc.	14,218	1,499,572

Storage & Warehousing — 0.9%
Public Storage	10,447	1,601,839

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,358,194)		5,114,538

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $3,576,718)	3,576,718	3,576,718

TOTAL INVESTMENTS — 100.0% (Cost $136,648,664)		$180,388,579

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	90%
Switzerland	4
France	2
Bermuda	1
Ireland	1
Netherlands	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$171,697,323	$171,697,323	$—	$—
REAL ESTATE INVESTMENT TRUSTS	5,114,538	5,114,538	—	—
SHORT-TERM INVESTMENTS	3,576,718	3,576,718	—	—

TOTAL INVESTMENTS	$180,388,579	$180,388,579	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — 95.8%
Advertising — 0.2%
Omnicom Group, Inc.	6,467	$406,580
The Interpublic Group of Cos., Inc.	10,134	147,450

		554,030

Aerospace & Defense — 1.8%
General Dynamics Corp.	8,197	642,071
L-3 Communications Holdings, Inc.	2,300	197,202
Lockheed Martin Corp.	6,437	698,157
Northrop Grumman Corp.	5,692	471,298
Raytheon Co.	7,776	514,149
Rockwell Collins, Inc.	3,245	205,765
The Boeing Co.	16,621	1,702,655
United Technologies Corp.	20,742	1,927,762

		6,359,059

Agriculture — 1.8%
Altria Group, Inc.	48,778	1,706,742
Archer-Daniels-Midland Co.	15,999	542,526
Lorillard, Inc.	9,009	393,513
Philip Morris International, Inc.	39,788	3,446,437
Reynolds American, Inc.	7,602	367,709

		6,456,927

Airlines — 0.1%
Southwest Airlines Co.	17,817	229,661

Apparel — 0.6%
Coach, Inc.	6,977	398,317
NIKE, Inc., Class B	17,546	1,117,329
Ralph Lauren Corp.	1,428	248,101
VF Corp.	2,108	406,970

		2,170,717

Auto Manufacturers — 0.7%
Ford Motor Co.	95,367	1,475,328
General Motors Co.*	18,800	626,228
PACCAR, Inc.	8,844	474,569

		2,576,125

Auto Parts & Equipment — 0.4%
BorgWarner, Inc.*	3,000	258,450
Delphi Automotive PLC	7,000	354,830
Johnson Controls, Inc.	17,011	608,823
The Goodyear Tire & Rubber Co.*	5,606	85,716

		1,307,819

Banks — 7.6%
Bank of America Corp.	262,235	3,372,342
BB&T Corp.	17,099	579,314
Capital One Financial Corp.	14,141	888,196
Citigroup, Inc.	73,981	3,548,869
Comerica, Inc.	4,344	173,022
Fifth Third Bancorp	20,946	378,075
Huntington Bancshares, Inc.	19,965	157,324
JPMorgan Chase & Co.	91,964	4,854,780
KeyCorp	21,599	238,453
M&T Bank Corp.	3,108	347,319

	Number of Shares	Value†

Banks — (continued)
Morgan Stanley	33,363	$815,058
Northern Trust Corp.	5,247	303,801
Regions Financial Corp.	35,594	339,211
State Street Corp.	11,347	739,938
SunTrust Banks, Inc.	13,588	428,973
The Bank of New York Mellon Corp.	28,080	787,644
The Goldman Sachs Group, Inc.	10,443	1,579,504
The PNC Financial Services Group, Inc.	13,083	954,012
U.S. Bancorp	45,456	1,643,234
Wells Fargo & Co.	119,837	4,945,673
Zions Bancorporation	4,804	138,740

		27,213,482

Beverages — 2.3%
Beam, Inc.	3,807	240,260
Brown-Forman Corp., Class B	3,793	256,217
Coca-Cola Enterprises, Inc.	6,628	233,040
Constellation Brands, Inc., Class A*	3,723	194,043
Dr. Pepper Snapple Group, Inc.	5,000	229,650
Molson Coors Brewing Co., Class B	3,938	188,473
Monster Beverage Corp.*	3,500	212,695
PepsiCo, Inc.	37,561	3,072,114
The Coca-Cola Co.	93,170	3,737,049

		8,363,541

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc.*	4,700	433,528
Amgen, Inc.	18,445	1,819,784
Biogen Idec, Inc.*	5,833	1,255,262
Celgene Corp.	10,128	1,184,064
Gilead Sciences, Inc.*	36,998	1,894,667
Life Technologies Corp.*	4,359	322,610
Regeneron Pharmaceuticals, Inc.*	1,900	427,272

		7,337,187

Building Materials — 0.1%
Masco Corp.	9,077	176,911
Vulcan Materials Co.	3,041	147,215

		324,126

Chemicals — 2.4%
Air Products & Chemicals, Inc.	5,021	459,773
Airgas, Inc.	1,600	152,736
CF Industries Holdings, Inc.	1,500	257,250
E.I. du Pont de Nemours & Co.	22,323	1,171,957
Eastman Chemical Co.	3,682	257,777
Ecolab, Inc.	6,433	548,027
FMC Corp.	3,500	213,710
International Flavors & Fragrances, Inc.	1,875	140,925
LyondellBasell Industries N.V., Class A	9,400	622,844
Monsanto Co.	12,937	1,278,176
PPG Industries, Inc.	3,410	499,258
Praxair, Inc.	7,326	843,662
Sigma-Aldrich Corp.	3,022	242,848
The Dow Chemical Co.	29,904	962,012
The Mosaic Co.	6,800	365,908

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Chemicals — (continued)
The Sherwin-Williams Co.	2,134	$376,864

		8,393,727

Coal — 0.1%
CONSOL Energy, Inc.	5,776	156,529
Peabody Energy Corp.	6,212	90,944

		247,473

Commercial Services — 1.4%
Automatic Data Processing, Inc.	12,043	829,281
Equifax, Inc.	3,034	178,794
H&R Block, Inc.	6,666	184,981
Iron Mountain, Inc.	4,381	116,578
Mastercard, Inc., Class A	2,500	1,436,250
McGraw Hill Financial, Inc.	6,886	366,266
Moody’s Corp.	4,873	296,912
Paychex, Inc.	7,775	283,943
Quanta Services, Inc.*	4,900	129,654
Robert Half International, Inc.	3,207	106,569
SAIC, Inc.	7,500	104,475
The ADT Corp.*	5,150	205,227
The Western Union Co.	13,778	235,742
Total System Services, Inc.	3,477	85,117
Tyco International Ltd.	11,500	378,925

		4,938,714

Computers — 5.6%
Accenture PLC, Class A	15,800	1,136,968
Apple, Inc.	22,826	9,040,922
Cognizant Technology Solutions Corp., Class A*	7,252	454,048
Computer Sciences Corp.	3,757	164,444
Dell, Inc.	36,442	486,501
EMC Corp.	51,848	1,224,650
Hewlett-Packard Co.	47,583	1,180,058
International Business Machines Corp.	25,358	4,846,167
NetApp, Inc.	9,021	340,813
SanDisk Corp.*	6,097	372,527
Seagate Technology PLC	7,600	340,708
Teradata Corp.	4,216	211,770
Western Digital Corp.	5,200	322,868

		20,122,444

Cosmetics & Personal Care — 2.0%
Avon Products, Inc.	10,950	230,279
Colgate-Palmolive Co.	21,470	1,230,016
The Estee Lauder Cos., Inc., Class A	5,874	386,333
The Procter & Gamble Co.	66,694	5,134,771

		6,981,399

Distribution & Wholesale — 0.3%
Fastenal Co.	6,700	307,195
Fossil Group, Inc.*	1,200	123,972
Genuine Parts Co.	3,805	297,056
W.W. Grainger, Inc.	1,472	371,209

		1,099,432

	Number of Shares	Value†

Diversified Financial Services — 2.6%
American Express Co.	23,480	$1,755,365
Ameriprise Financial, Inc.	5,046	408,120
BlackRock, Inc.	3,099	795,978
CME Group, Inc.	7,560	574,409
Discover Financial Services	11,978	570,632
E*Trade Financial Corp.*	7,681	97,241
Franklin Resources, Inc.	3,452	469,541
IntercontinentalExchange, Inc.*	1,780	316,413
Invesco Ltd.	11,067	351,931
Legg Mason, Inc.	2,861	88,720
NYSE Euronext	5,785	239,499
SLM Corp.	11,534	263,667
T. Rowe Price Group, Inc.	6,281	459,455
The Charles Schwab Corp.	27,069	574,675
The NASDAQ OMX Group, Inc.	3,100	101,649
Visa, Inc., Class A	12,364	2,259,521

		9,326,816

Diversified Operations — 0.3%
Eaton Corp. PLC	11,406	750,629
Leucadia National Corp.	6,960	182,491
Pentair, Inc.	4,919	283,777

		1,216,897

Electric — 2.9%
AES Corp.	14,444	173,184
Ameren Corp.	6,198	213,459
American Electric Power Co., Inc.	11,757	526,479
CMS Energy Corp.	6,707	182,229
Consolidated Edison, Inc.	7,234	421,815
Dominion Resources, Inc.	14,009	795,991
DTE Energy Co.	4,092	274,205
Duke Energy Corp.	17,059	1,151,483
Edison International	8,174	393,660
Entergy Corp.	4,447	309,867
Exelon Corp.	21,210	654,965
FirstEnergy Corp.	9,956	371,757
Integrys Energy Group, Inc.	1,995	116,767
NextEra Energy, Inc.	10,485	854,318
Northeast Utilities	7,517	315,864
NRG Energy, Inc.	7,800	208,260
Pepco Holdings, Inc.	5,540	111,686
PG&E Corp.	11,050	505,317
Pinnacle West Capital Corp.	2,569	142,502
PPL Corp.	14,598	441,736
Public Service Enterprise Group, Inc.	12,349	403,318
SCANA Corp.	3,400	166,940
TECO Energy, Inc.	4,523	77,750
The Southern Co.	21,511	949,280
Wisconsin Energy Corp.	5,800	237,742
Xcel Energy, Inc.	12,530	355,100

		10,355,674

Electrical Components & Equipment — 0.3%
Emerson Electric Co.	17,376	947,687
Molex, Inc.	3,623	106,299

		1,053,986

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — 1.1%
Agilent Technologies, Inc.	8,345	$356,832
Amphenol Corp., Class A	4,000	311,760
FLIR Systems, Inc.	3,600	97,092
Garmin Ltd.	2,600	94,016
Honeywell International, Inc.	19,308	1,531,897
Jabil Circuit, Inc.	4,292	87,471
PerkinElmer, Inc.	3,016	98,020
TE Connectivity Ltd.	10,000	455,400
Thermo Fisher Scientific, Inc.	8,682	734,758
Waters Corp.*	2,158	215,908

		3,983,154

Engineering & Construction — 0.1%
Fluor Corp.	4,170	247,323
Jacobs Engineering Group, Inc.*	2,983	164,453

		411,776

Entertainment — 0.0%
International Game Technology	6,657	111,239

Environmental Control — 0.2%
Republic Services, Inc.	7,014	238,055
Stericycle, Inc.*	2,000	220,860
Waste Management, Inc.	10,500	423,465

		882,380

Food — 1.8%
Campbell Soup Co.	4,516	202,272
ConAgra Foods, Inc.	10,602	370,328
General Mills, Inc.	15,710	762,406
Hormel Foods Corp.	3,500	135,030
Kellogg Co.	6,366	408,888
Kraft Foods Group, Inc.	14,354	801,958
McCormick & Co., Inc.	3,208	225,715
Mondelez International, Inc., Class A	43,763	1,248,559
Safeway, Inc.	6,170	145,982
Sysco Corp.	14,252	486,848
The Hershey Co.	3,787	338,104
The J.M. Smucker Co.	2,534	261,382
The Kroger Co.	13,045	450,574
Tyson Foods, Inc., Class A	6,649	170,746
Whole Foods Market, Inc.	8,286	426,563

		6,435,355

Forest Products & Paper — 0.2%
International Paper Co.	10,967	485,948
MeadWestvaco Corp.	3,999	136,406

		622,354

Gas — 0.3%
AGL Resources, Inc.	2,600	111,436
CenterPoint Energy, Inc.	10,322	242,464
NiSource, Inc.	7,865	225,254
Sempra Energy	5,398	441,340

		1,020,494

	Number of Shares	Value†

Hand & Machine Tools — 0.1%
Snap-On, Inc.	1,328	$118,697
Stanley Black & Decker, Inc.	3,940	304,562

		423,259

Healthcare Products — 1.8%
Baxter International, Inc.	13,275	919,559
Becton Dickinson & Co.	4,675	462,030
Boston Scientific Corp.*	31,948	296,158
C.R. Bard, Inc.	1,942	211,057
CareFusion Corp.*	5,241	193,131
Covidien PLC	11,700	735,228
DENTSPLY International, Inc.	3,200	131,072
Edwards Lifesciences Corp.*	2,900	194,880
Hospira, Inc.*	3,912	149,869
Intuitive Surgical, Inc.	1,007	510,126
Medtronic, Inc.	24,473	1,259,625
Patterson Cos., Inc.	1,974	74,222
St. Jude Medical, Inc.	6,730	307,090
Stryker Corp.	6,981	451,531
Varian Medical Systems, Inc.*	2,657	179,215
Zimmer Holdings, Inc.	4,029	301,933

		6,376,726

Healthcare Services — 1.3%
Aetna, Inc.	9,293	590,477
Cigna Corp.	6,894	499,746
DaVita HealthCare Partners, Inc.*	2,149	259,599
Humana, Inc.	4,010	338,364
Laboratory Corp. of America Holdings*	2,177	217,918
Quest Diagnostics, Inc.	3,987	241,732
Tenet Healthcare Corp.*	2,343	108,012
UnitedHealth Group, Inc.	24,741	1,620,041
WellPoint, Inc.	7,195	588,839

		4,464,728

Home Builders — 0.1%
D.R. Horton, Inc.	6,376	135,681
Lennar Corp., Class A	4,036	145,458
PulteGroup, Inc.*	8,034	152,405

		433,544

Home Furnishings — 0.1%
Harman International Industries, Inc.	1,438	77,939
Whirlpool Corp.	1,969	225,175

		303,114

Household Products & Wares — 0.4%
Avery Dennison Corp.	2,183	93,345
Kimberly-Clark Corp.	9,487	921,567
The Clorox Co.	3,297	274,113

		1,289,025

Housewares — 0.1%
Newell Rubbermaid, Inc.	7,317	192,071

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 4.3%
ACE Ltd.	8,400	$751,632
Aflac, Inc.	11,600	674,192
American International Group, Inc.*	36,285	1,621,940
AON PLC	7,744	498,326
Assurant, Inc.	2,073	105,536
Berkshire Hathaway, Inc., Class B*	44,350	4,963,652
Cincinnati Financial Corp.	3,692	169,463
Genworth Financial, Inc., Class A*	11,369	129,720
Hartford Financial Services Group, Inc.	11,357	351,158
Lincoln National Corp.	6,573	239,717
Loews Corp.	7,625	338,550
Marsh & McLennan Cos., Inc.	13,609	543,271
MetLife, Inc.	26,585	1,216,530
Principal Financial Group, Inc.	7,065	264,584
Prudential Financial, Inc.	11,230	820,127
The Allstate Corp.	11,276	542,601
The Chubb Corp.	6,451	546,077
The Progressive Corp.	13,856	352,220
The Travelers Cos., Inc.	9,131	729,750
Torchmark Corp.	2,235	145,588
Unum Group	6,676	196,074
XL Group PLC	7,449	225,854

		15,426,562

Internet — 3.5%
Amazon.com, Inc.*	8,875	2,464,498
eBay, Inc.*	28,628	1,480,640
Expedia, Inc.	2,094	125,954
F5 Networks, Inc.*	1,800	123,840
Google, Inc., Class A*	6,560	5,775,227
Netflix, Inc.*	1,400	295,526
priceline.com, Inc.*	1,252	1,035,567
Symantec Corp.	17,538	394,079
TripAdvisor, Inc.*	2,894	176,158
VeriSign, Inc.*	3,609	161,178
Yahoo!, Inc.*	23,417	588,001

		12,620,668

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	2,278	59,934
Cliffs Natural Resources, Inc.	3,100	50,375
Nucor Corp.	7,735	335,080
United States Steel Corp.	3,203	56,149

		501,538

Leisure Time — 0.2%
Carnival Corp.	11,045	378,733
Harley-Davidson, Inc.	5,628	308,527

		687,260

Lodging — 0.3%
Marriott International, Inc., Class A	6,185	249,688
Starwood Hotels & Resorts Worldwide, Inc.	4,752	300,279
Wyndham Worldwide Corp.	3,160	180,847
Wynn Resorts Ltd.	2,000	256,000

		986,814

	Number of Shares	Value†

Machinery — Construction & Mining — 0.4%
Caterpillar, Inc.	15,928	$1,313,901
Joy Global, Inc.	2,700	131,031

		1,444,932

Machinery — Diversified — 0.6%
Cummins, Inc.	4,374	474,404
Deere & Co.	9,532	774,475
Flowserve Corp.	3,300	178,233
Rockwell Automation, Inc.	3,471	288,579
Roper Industries, Inc.	2,400	298,128
Xylem, Inc.	4,854	130,767

		2,144,586

Media — 3.4%
Cablevision Systems Corp., Class A	5,000	84,100
CBS Corp., Class B	14,225	695,176
Comcast Corp., Class A	64,034	2,681,744
DIRECTV*	13,519	833,041
Discovery Communications, Inc., Class A*	6,100	470,981
Gannett Co., Inc.	5,374	131,448
News Corp., Class A	48,860	1,592,836
Scripps Networks Interactive, Inc., Class A	2,056	137,259
The Walt Disney Co.	43,776	2,764,454
The Washington Post Co., Class B	63	30,477
Time Warner Cable, Inc.	6,996	786,910
Time Warner, Inc.	22,604	1,306,963
Viacom, Inc., Class B	10,781	733,647

		12,249,036

Metal Fabricate/Hardware — 0.2%
Precision Castparts Corp.	3,625	819,286

Mining — 0.4%
Alcoa, Inc.	25,948	202,913
Freeport-McMoRan Copper & Gold, Inc.	25,896	714,989
Newmont Mining Corp.	12,383	370,871

		1,288,773

Miscellaneous Manufacturing — 3.0%
3M Co.	15,380	1,681,803
Danaher Corp.	14,068	890,505
Dover Corp.	4,105	318,794
General Electric Co.	251,725	5,837,503
Illinois Tool Works, Inc.	10,319	713,765
Ingersoll-Rand PLC	6,800	377,536
Leggett & Platt, Inc.	3,354	104,276
Pall Corp.	2,645	175,707
Parker Hannifin Corp.	3,781	360,707
Textron, Inc.	6,876	179,120

		10,639,716

Office & Business Equipment — 0.1%
Pitney Bowes, Inc.	4,261	62,551
Xerox Corp.	31,055	281,669

		344,220

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — 8.3%
Anadarko Petroleum Corp.	12,359	$1,062,009
Apache Corp.	9,723	815,079
Cabot Oil & Gas Corp.	5,044	358,225
Chesapeake Energy Corp.	12,410	252,916
Chevron Corp.	47,170	5,582,098
ConocoPhillips	29,680	1,795,640
Denbury Resources, Inc.*	8,500	147,220
Devon Energy Corp.	9,229	478,801
Diamond Offshore Drilling, Inc.	1,600	110,064
Ensco PLC ADR,Class A	5,800	337,096
EOG Resources, Inc.	6,758	889,893
EQT Corp.	3,600	285,732
Exxon Mobil Corp.	108,265	9,781,743
Helmerich & Payne, Inc.	2,400	149,880
Hess Corp.	7,397	491,827
Marathon Oil Corp.	17,051	589,624
Marathon Petroleum Corp.	8,025	570,256
Murphy Oil Corp.	4,317	262,862
Newfield Exploration Co.*	2,900	69,281
Noble Corp.	6,400	240,512
Noble Energy, Inc.	8,938	536,638
Occidental Petroleum Corp.	19,558	1,745,160
Phillips 66	15,240	897,788
Pioneer Natural Resources Co.	3,400	492,150
QEP Resources, Inc.	4,590	127,510
Range Resources Corp.	3,923	303,326
Southwestern Energy Co.*	8,490	310,140
Tesoro Corp.	3,494	182,806
Valero Energy Corp.	13,540	470,786
WPX Energy, Inc.*	4,344	82,275

		29,419,337

Oil & Gas Services — 1.5%
Baker Hughes, Inc.	10,628	490,270
Cameron International Corp.*	5,939	363,229
FMC Technologies, Inc.*	5,700	317,376
Halliburton Co.	22,969	958,267
Nabors Industries Ltd.	7,608	116,478
National Oilwell Varco, Inc.	10,423	718,145
Rowan Cos., Inc., Class A*	3,203	109,126
Schlumberger Ltd.	32,259	2,311,680

		5,384,571

Packaging and Containers — 0.1%
Ball Corp.	3,726	154,778
Bemis Co., Inc.	2,549	99,768
Owens-Illinois, Inc.*	4,000	111,160
Sealed Air Corp.	5,033	120,540

		486,246

Pharmaceuticals — 7.0%
Abbott Laboratories	37,796	1,318,325
AbbVie, Inc.	38,396	1,587,291
Actavis, Inc.*	3,243	409,331
Allergan, Inc.	7,116	599,452
AmerisourceBergen Corp.	5,500	307,065

	Number of Shares	Value†

Pharmaceuticals — (continued)
Bristol-Myers Squibb Co.	39,897	$1,782,997
Cardinal Health, Inc.	8,182	386,190
Eli Lilly & Co.	24,454	1,201,180
Express Scripts Holding Co.*	19,764	1,219,241
Forest Laboratories, Inc.*	6,062	248,542
Johnson & Johnson	68,341	5,867,758
McKesson Corp.	5,625	644,063
Mead Johnson Nutrition Co.	5,068	401,538
Merck & Co., Inc.	73,454	3,411,938
Mylan, Inc.*	9,756	302,729
Perrigo Co.	2,100	254,100
Pfizer, Inc.	162,405	4,548,970
Zoetis, Inc.	10,407	321,485

		24,812,195

Pipelines — 0.5%
Kinder Morgan, Inc.	15,636	596,513
ONEOK, Inc.	4,800	198,288
Spectra Energy Corp.	16,384	564,593
The Williams Cos., Inc.	16,434	533,612

		1,893,006

Real Estate — 0.0%
CBRE Group, Inc., Class A*	7,201	168,215

Retail — 6.4%
Abercrombie & Fitch Co., Class A	1,900	85,975
AutoNation, Inc.*	1,219	52,892
AutoZone, Inc.*	841	356,323
Bed Bath & Beyond, Inc.*	5,366	380,449
Best Buy Co., Inc.	6,468	176,770
CarMax, Inc.*	5,800	267,728
Chipotle Mexican Grill, Inc.*	700	255,045
Costco Wholesale Corp.	10,677	1,180,556
CVS Caremark Corp.	29,767	1,702,077
Darden Restaurants, Inc.	2,940	148,411
Dollar General Corp.*	7,400	373,182
Dollar Tree, Inc.*	5,400	274,536
Family Dollar Stores, Inc.	2,233	139,138
GameStop Corp., Class A	3,164	132,983
J.C. Penney Co., Inc.*	3,144	53,700
Kohl’s Corp.	5,001	252,600
L Brands, Inc.	6,060	298,455
Lowe’s Cos., Inc.	25,940	1,060,946
Macy’s, Inc.	9,227	442,896
McDonald’s Corp.	24,378	2,413,422
Nordstrom, Inc.	3,737	223,996
O’Reilly Automotive, Inc.*	2,700	304,074
PetSmart, Inc.	2,600	174,174
PVH Corp.	1,900	237,595
Ross Stores, Inc.	5,600	362,936
Staples, Inc.	17,037	270,207
Starbucks Corp.	18,144	1,188,251
Target Corp.	15,532	1,069,534
The Gap, Inc.	6,882	287,186
The Home Depot, Inc.	35,504	2,750,495

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Tiffany & Co.	2,764	$201,330
TJX Cos., Inc.	17,418	871,945
Urban Outfitters, Inc.*	2,500	100,550
Wal-Mart Stores, Inc.	39,847	2,968,203
Walgreen Co.	20,879	922,852
Yum! Brands, Inc.	10,969	760,590

		22,742,002

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	11,257	103,114
People’s United Financial, Inc.	7,700	114,730

		217,844

Semiconductors — 2.8%
Advanced Micro Devices, Inc.	13,368	54,541
Altera Corp.	8,065	266,064
Analog Devices, Inc.	7,676	345,881
Applied Materials, Inc.	29,321	437,176
Broadcom Corp., Class A	12,808	432,398
First Solar, Inc.*	1,800	80,514
Intel Corp.	120,875	2,927,593
KLA-Tencor Corp.	4,127	229,998
Lam Research Corp.*	3,859	171,108
Linear Technology Corp.	5,541	204,130
LSI Corp.	12,772	91,192
Microchip Technology, Inc.	5,018	186,921
Micron Technology, Inc.*	24,586	352,317
NVIDIA Corp.	13,554	190,163
QUALCOMM, Inc.	41,999	2,565,299
Teradyne, Inc.*	4,957	87,094
Texas Instruments, Inc.	26,793	934,272
Xilinx, Inc.	6,364	252,078

		9,808,739

Software — 3.7%
Adobe Systems, Inc.*	12,305	560,616
Akamai Technologies, Inc.*	4,591	195,347
Autodesk, Inc.*	5,681	192,813
BMC Software, Inc.*	3,037	137,090
CA, Inc.	8,439	241,609
Cerner Corp.*	3,500	336,315
Citrix Systems, Inc.*	4,691	283,008
Electronic Arts, Inc.*	7,730	177,558
Fidelity National Information Services, Inc.	7,059	302,407
Fiserv, Inc.*	3,207	280,324
Intuit, Inc.	6,792	414,516
Microsoft Corp.	183,015	6,319,508
Oracle Corp.	89,317	2,743,818
Red Hat, Inc.*	4,600	219,972
Salesforce.com, Inc.*	13,200	503,976
The Dun & Bradstreet Corp.	1,100	107,195

		13,016,072

Telecommunications — 4.0%
AT&T, Inc.	130,943	4,635,382
CenturyLink, Inc.	14,626	517,029

	Number of Shares	Value†

Telecommunications — (continued)
Cisco Systems, Inc.	129,980	$3,159,814
Corning, Inc.	35,615	506,801
Crown Castle International Corp.*	7,100	513,969
Frontier Communications Corp.	21,472	86,962
Harris Corp.	2,600	128,050
JDS Uniphase Corp.*	6,196	89,098
Juniper Networks, Inc.*	12,071	233,091
Motorola Solutions, Inc.	6,746	389,447
Sprint Nextel Corp.*	74,983	526,381
Verizon Communications, Inc.	69,576	3,502,456
Windstream Corp.	13,351	102,936

		14,391,416

Textiles — 0.0%
Cintas Corp.	2,455	111,801

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,612	117,096
Mattel, Inc.	8,281	375,212

		492,308

Transportation — 1.6%
C.H. Robinson Worldwide, Inc.	3,739	210,543
CSX Corp.	24,966	578,962
Expeditors International of Washington, Inc.	4,973	189,024
FedEx Corp.	7,166	706,424
Kansas City Southern	2,700	286,092
Norfolk Southern Corp.	7,852	570,448
Ryder System, Inc.	1,125	68,389
Union Pacific Corp.	11,310	1,744,907
United Parcel Service, Inc., Class B	17,274	1,493,855

		5,848,644

TOTAL COMMON STOCKS (Cost $250,675,419)		341,524,242

REAL ESTATE INVESTMENT TRUSTS — 2.1%
Apartments — 0.3%
Apartment Investment & Management Co., Class A	3,662	110,006
AvalonBay Communities, Inc.	2,892	390,160
Equity Residential	7,892	458,210

		958,376

Diversified — 0.5%
American Tower Corp.	9,859	721,383
Plum Creek Timber Co., Inc.	3,847	179,539
Vornado Realty Trust	4,087	338,608
Weyerhaeuser Co.	13,608	387,692

		1,627,222

Healthcare — 0.4%
HCP, Inc.	11,440	519,834
Health Care REIT, Inc.	7,100	475,913
Ventas, Inc.	7,253	503,793

		1,499,540

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Index 500 Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — 0.1%
Host Hotels & Resorts, Inc.	18,876	$318,438

Industrial — 0.1%
ProLogis, Inc.	12,499	471,462

Office Property — 0.1%
Boston Properties, Inc.	3,742	394,669

Regional Malls — 0.4%
Simon Property Group, Inc.	7,528	1,188,822
The Macerich Co.	3,400	207,298

		1,396,120

Storage & Warehousing — 0.1%
Public Storage	3,516	539,108

Strip Centers — 0.1%
Kimco Realty Corp.	9,564	204,957

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,701,680)		7,409,892

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U S Treasury Bill 0.050%, 07/05/13+ (Cost $434,998)	435	434,998

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $7,208,229)	7,208,229	7,208,229

TOTAL INVESTMENTS — 100.0% (Cost $264,020,326)		$356,577,361

†	See Security Valuation Note.
*	Non-income producing security.
+	Collateral pledged for derivatives.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
TOTAL COMMON STOCKS	$341,524,242	$341,524,242	$—	$—
TOTAL REAL ESTATE INVESTMENT TRUSTS	7,409,892	7,409,892	—	—
U.S. TREASURY OBLIGATIONS	434,998	—	434,998	—
SHORT-TERM INVESTMENTS	7,208,229	7,208,229	—	—

TOTAL INVESTMENTS	$356,577,361	$356,142,363	$434,998	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 100.0%
Airlines — 1.5%
Delta Air Lines, Inc.*	82,880	$1,550,685

Apparel — 5.6%
Michael Kors Holdings Ltd.*	36,470	2,261,869
Ralph Lauren Corp.	10,240	1,779,098
VF Corp.	9,230	1,781,944

		5,822,911

Auto Parts & Equipment — 2.1%
BorgWarner, Inc.*	25,500	2,196,825

Banks — 1.1%
Signature Bank*	13,360	1,109,147

Beverages — 1.6%
Beam, Inc.	25,740	1,624,451

Biotechnology — 3.5%
Alexion Pharmaceuticals, Inc.*	9,170	845,841
Cubist Pharmaceuticals, Inc.*	15,480	747,684
NPS Pharmaceuticals, Inc.*	44,700	674,970
Regeneron Pharmaceuticals, Inc.*	5,830	1,311,050

		3,579,545

Chemicals — 4.7%
Eastman Chemical Co.	26,960	1,887,470
International Flavors & Fragrances, Inc.	15,400	1,157,464
Methanex Corp.	12,270	525,033
PPG Industries, Inc.	8,520	1,247,413

		4,817,380

Commercial Services — 5.0%
Alliance Data Systems Corp.*	9,560	1,730,647
Cardtronics, Inc.*	54,910	1,515,516
Equifax, Inc.	10,580	623,479
Robert Half International, Inc.	39,060	1,297,964

		5,167,606

Distribution & Wholesale — 1.9%
Fossil Group, Inc.*	12,080	1,247,985
WESCO International, Inc.*	10,460	710,861

		1,958,846

Diversified Financial Services — 5.6%
Affiliated Managers Group, Inc.*	11,250	1,844,325
IntercontinentalExchange, Inc.*	13,870	2,465,531
Raymond James Financial, Inc.	34,110	1,466,048

		5,775,904

Electronics — 0.5%
Trimble Navigation Ltd.*	20,960	545,170

Engineering & Construction — 2.2%
KBR, Inc.	25,170	818,025
MasTec, Inc.*	44,360	1,459,444

		2,277,469

Food — 1.8%
The Kroger Co.	54,550	1,884,157

	Number of Shares	Value†

Healthcare Products — 1.1%
The Cooper Cos., Inc.	9,200	$1,095,260

Healthcare Services — 3.0%
Covance, Inc.*	12,570	957,080
DaVita HealthCare Partners, Inc.*	11,160	1,348,128
HCA Holdings, Inc.*	23,670	853,540

		3,158,748

Home Builders — 1.7%
Toll Brothers, Inc.*	54,120	1,765,936

Insurance — 2.5%
Brown & Brown, Inc.	40,620	1,309,589
Markel Corp.*	2,340	1,233,063

		2,542,652

Internet — 5.6%
HomeAway, Inc.*	61,570	1,991,174
LinkedIn Corp., Class A*	11,000	1,961,300
Shutterfly, Inc.*	9,030	503,784
Splunk, Inc.*	15,010	695,863
TripAdvisor, Inc.*	10,810	658,005

		5,810,126

Leisure Time — 2.8%
Harley-Davidson, Inc.	24,660	1,351,861
Polaris Industries, Inc.	15,960	1,516,200

		2,868,061

Lodging — 3.4%
Starwood Hotels & Resorts Worldwide, Inc.	21,190	1,338,996
Wynn Resorts Ltd.	16,770	2,146,560

		3,485,556

Machinery — Diversified — 1.5%
Roper Industries, Inc.	12,140	1,508,031

Media — 1.6%
Liberty Global PLC, Class A*	22,920	1,697,914

Oil & Gas — 4.8%
Cabot Oil & Gas Corp.	26,000	1,846,520
Cobalt International Energy, Inc.*	36,190	961,568
Concho Resources, Inc.*	16,310	1,365,473
Rosetta Resources, Inc.*	19,500	829,140

		5,002,701

Oil & Gas Services — 0.9%
FMC Technologies, Inc.*	16,120	897,562

Packaging and Containers — 0.9%
Crown Holdings, Inc.*	21,990	904,449

Pharmaceuticals — 5.4%
Actavis, Inc.*	11,690	1,475,512
BioMarin Pharmaceutical, Inc.*	16,680	930,577
Catamaran Corp.*	35,670	1,737,842
Onyx Pharmaceuticals, Inc.*	16,890	1,466,390

		5,610,321

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Real Estate — 1.1%
CBRE Group, Inc., Class A*	51,160	$1,195,098

Retail — 6.2%
Dunkin’ Brands Group, Inc.	41,520	1,777,886
Fifth & Pacific Cos., Inc.*	53,810	1,202,115
Tractor Supply Co.	17,220	2,025,244
Urban Outfitters, Inc.*	34,680	1,394,830

		6,400,075

Semiconductors — 9.0%
Avago Technologies Ltd.	38,350	1,433,523
Cavium, Inc.*	58,640	2,074,097
KLA-Tencor Corp.	18,730	1,043,823
Maxim Integrated Products, Inc.	32,450	901,461
NXP Semiconductors N.V.*	74,980	2,322,880
Ultratech, Inc.*	41,890	1,538,201

		9,313,985

Software — 5.1%
Cerner Corp.*	10,850	1,042,577
Citrix Systems, Inc.*	25,680	1,549,274
ServiceNow, Inc.*	41,280	1,667,299
Workday, Inc., Class A*	15,990	1,024,799

		5,283,949

Telecommunications — 5.0%
Ciena Corp.*	91,210	1,771,298
JDS Uniphase Corp.*	55,510	798,234
Palo Alto Networks, Inc.*	20,870	879,879
SBA Communications Corp., Class A*	23,520	1,743,302

		5,192,713

Transportation — 1.3%
Genesee & Wyoming, Inc., Class A*	16,520	1,401,557

TOTAL COMMON STOCKS (Cost $87,845,567)		103,444,790

TOTAL INVESTMENTS — 100.0% (Cost $87,845,567)		$103,444,790

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$103,444,790	$103,444,790	$—	$—

TOTAL INVESTMENTS	$103,444,790	$103,444,790	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 87.9%
Aerospace & Defense — 5.7%
General Dynamics Corp.	41,550	$3,254,612
Rockwell Collins, Inc.	47,700	3,024,657
Spirit Aerosystems Holdings, Inc., Class A*	99,600	2,139,408

		8,418,677

Auto Parts & Equipment — 1.2%
Lear Corp.	28,500	1,723,110

Banks — 6.6%
BB&T Corp.	49,000	1,660,120
Comerica, Inc.	49,500	1,971,585
Huntington Bancshares, Inc.	317,200	2,499,536
State Street Corp.	55,800	3,638,718

		9,769,959

Chemicals — 2.9%
Agrium, Inc.	23,500	2,043,560
Ashland, Inc.	25,800	2,154,300

		4,197,860

Commercial Services — 5.8%
The ADT Corp.*	36,300	1,446,555
The Brink’s Co.	83,600	2,132,636
The Western Union Co.	187,000	3,199,570
Tyco International Ltd.	54,700	1,802,365

		8,581,126

Electric — 6.4%
AES Corp.	210,300	2,521,497
Edison International	31,400	1,512,224
NV Energy, Inc.	126,300	2,962,998
Pinnacle West Capital Corp.	43,100	2,390,757

		9,387,476

Electronics — 3.3%
Dolby Laboratories, Inc., Class A*	74,800	2,502,060
Flextronics International Ltd.*	300,000	2,322,000

		4,824,060

Engineering & Construction — 2.0%
KBR, Inc.	88,800	2,886,000

Environmental Control — 3.0%
Covanta Holding Corp.	129,400	2,590,588
Republic Services, Inc.	53,500	1,815,790

		4,406,378

Food — 3.9%
Safeway, Inc.	240,600	5,692,596

Gas — 2.1%
CenterPoint Energy, Inc.	130,400	3,063,096

Healthcare Products — 4.1%
Covidien PLC	46,000	2,890,640
Zimmer Holdings, Inc.	41,600	3,117,504

		6,008,144

Household Products & Wares — 1.9%
Avery Dennison Corp.	64,900	2,775,124

	Number of Shares	Value†

Internet — 1.8%
Symantec Corp.	118,000	$2,651,460

Lodging — 1.0%
Wyndham Worldwide Corp.	25,600	1,465,088

Miscellaneous Manufacturing — 2.0%
ITT Corp.	100,400	2,952,764

Oil & Gas — 2.6%
Devon Energy Corp.	49,900	2,588,812
Southwestern Energy Co.*	34,200	1,249,326

		3,838,138

Oil & Gas Services — 1.5%
Cameron International Corp.*	36,100	2,207,876

Pharmaceuticals — 3.6%
Cardinal Health, Inc.	59,700	2,817,840
Omnicare, Inc.	53,200	2,538,172

		5,356,012

Pipelines — 0.5%
Energy Transfer Partners, LP	13,775	696,189

Retail — 12.0%
Best Buy Co., Inc.	212,100	5,796,692
CVS Caremark Corp.	58,200	3,327,876
Express, Inc.*	105,100	2,203,947
Kohl’s Corp.	60,900	3,076,059
Staples, Inc.	208,500	3,306,810

		17,711,384

Savings & Loans — 3.3%
BankUnited, Inc.	81,400	2,117,214
People’s United Financial, Inc.	181,800	2,708,820

		4,826,034

Software — 8.8%
Allscripts Healthcare Solutions, Inc.*	6,900	89,286
BMC Software, Inc.*	63,200	2,852,848
Check Point Software Technologies Ltd.*	46,200	2,295,216
Fidelity National Information Services, Inc.	68,300	2,925,972
Nuance Communications, Inc.*	164,788	3,028,803
VeriFone Systems, Inc.*	103,600	1,741,516

		12,933,641

Telecommunications — 1.9%
Amdocs Ltd.	74,600	2,766,914

TOTAL COMMON STOCKS (Cost $105,948,134)		129,139,106

REAL ESTATE INVESTMENT TRUSTS — 4.1%
Building & Real Estate — 2.1%
Starwood Property Trust, Inc.	123,100	3,046,725

Diversified — 2.0%
Corrections Corporation of America	89,417	3,028,554

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $5,525,680)		6,075,279

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Cap Value Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 8.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $11,690,027)	11,690,027	$11,690,027

TOTAL INVESTMENTS — 100.0% (Cost $123,163,841)		$146,904,412

†	See Security Valuation Note.
*	Non-income producing security.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	92%
Ireland	2
Israel	2
Singapore	2
Bermuda	1
Canada	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$129,139,107	$129,139,107	$—	$—
REAL ESTATE INVESTMENT TRUSTS	6,075,279	6,075,279	—	—
SHORT-TERM INVESTMENTS	11,690,027	11,690,027	—	—

TOTAL INVESTMENTS	$146,904,413	$146,904,413	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — 91.1%
Aerospace & Defense — 3.2%
General Dynamics Corp.	11,120	$871,030
Northrop Grumman Corp.	8,040	665,712
Raytheon Co.	8,550	565,326

		2,102,068

Airlines — 0.6%
Southwest Airlines Co.	31,820	410,160

Apparel — 0.3%
Coach, Inc.	2,870	163,848

Auto Parts & Equipment — 0.5%
Autoliv, Inc.	4,030	311,882

Banks — 8.7%
Comerica, Inc.	10,770	428,969
Commerce Bancshares, Inc.	17,810	775,803
Cullen/Frost Bankers, Inc.	6,580	439,347
KeyCorp	24,500	270,480
Northern Trust Corp.	31,020	1,796,058
State Street Corp.	3,860	251,711
SunTrust Banks, Inc.	12,150	383,575
The PNC Financial Services Group, Inc.	10,840	790,453
Westamerica Bancorporation	10,920	498,935

		5,635,331

Beverages — 0.9%
Dr. Pepper Snapple Group, Inc.	12,970	595,712

Coal — 0.2%
Peabody Energy Corp.	7,050	103,212

Commercial Services — 3.0%
The ADT Corp.*	28,180	1,122,973
Tyco International Ltd.	25,110	827,374

		1,950,347

Computers — 1.0%
SanDisk Corp.*	3,740	228,514
Western Digital Corp.	6,290	390,546

		619,060

Diversified Financial Services — 1.4%
Franklin Resources, Inc.	2,900	394,458
The Charles Schwab Corp.	25,350	538,180

		932,638

Electric — 8.7%
Consolidated Edison, Inc.	11,170	651,323
Great Plains Energy, Inc.	44,400	1,000,776
IDACORP, Inc.	5,690	271,754
Northeast Utilities	6,690	281,114
NV Energy, Inc.	9,720	228,031
PG&E Corp.	17,270	789,757
Portland General Electric Co.	16,580	507,182
The Empire District Electric Co.	20,755	463,044
Westar Energy, Inc.	25,230	806,351
Xcel Energy, Inc.	23,180	656,921

		5,656,253

	Number of Shares	Value†

Electrical Components & Equipment — 0.5%
Molex Inc	13,182	$327,705

Electronics — 4.1%
Agilent Technologies, Inc.	18,901	808,207
Brady Corp., Class A	7,860	241,538
Koninklijke Philips Electronics N.V.	30,834	840,564
TE Connectivity Ltd.	10,850	494,109
Woodward, Inc.	6,408	256,320

		2,640,738

Engineering & Construction — 0.7%
ABB Ltd. ADR*	19,620	424,969

Entertainment — 1.0%
International Game Technology	30,160	503,974
International Speedway Corp.	3,930	123,677

		627,651

Environmental Control — 3.8%
Republic Services, Inc.	63,779	2,164,659
Waste Management, Inc.	8,150	328,690

		2,493,349

Food — 3.8%
ConAgra Foods, Inc.	4,630	161,726
General Mills, Inc.	6,710	325,636
Kellogg Co.	6,240	400,795
Kraft Foods Group, Inc.	2,400	134,088
Mondelez International, Inc., Class A	15,420	439,933
Sysco Corp.	29,170	996,447

		2,458,625

Gas — 2.0%
AGL Resources, Inc.	18,170	778,766
The Laclede Group, Inc.	11,500	525,090

		1,303,856

Hand & Machine Tools — 0.4%
Regal-Beloit Corp.	4,450	288,538

Healthcare Products — 8.7%
Becton Dickinson & Co.	4,910	485,255
Boston Scientific Corp.*	40,000	370,800
CareFusion Corp.*	24,760	912,406
Hospira, Inc.*	17,050	653,186
Medtronic, Inc.	12,520	644,404
Patterson Cos., Inc.	12,770	480,152
STERIS Corp.	8,990	385,491
Stryker Corp.	13,010	841,487
Varian Medical Systems, Inc.*	2,830	190,884
Zimmer Holdings, Inc.	9,250	693,195

		5,657,260

Healthcare Services — 3.3%
Cigna Corp.	3,970	287,785
Humana, Inc.	6,470	545,939
LifePoint Hospitals, Inc.*	15,610	762,392
Quest Diagnostics, Inc.	9,170	555,977

		2,152,093

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — 7.2%
ACE Ltd.	5,500	$492,140
AON PLC	5,060	325,611
HCC Insurance Holdings, Inc.	12,770	550,515
Marsh & McLennan Cos., Inc.	14,300	570,856
Reinsurance Group of America, Inc.	9,520	657,927
Symetra Financial Corp.	23,860	381,521
The Allstate Corp.	5,940	285,833
The Chubb Corp.	7,720	653,498
The Travelers Cos., Inc.	4,450	355,644
Unum Group	13,000	381,810

		4,655,355

Iron & Steel — 0.8%
Nucor Corp.	11,190	484,751

Leisure Time — 0.8%
Carnival Corp.	15,970	547,611

Machinery — Diversified — 0.5%
Rockwell Automation, Inc.	4,160	345,862

Media — 0.6%
Time Warner Cable, Inc.	3,320	373,434

Metal Fabricate/Hardware — 0.6%
Kaydon Corp.	14,650	403,608

Mining — 1.1%
Newmont Mining Corp.	23,650	708,318

Oil & Gas — 7.1%
Apache Corp.	8,980	752,794
Devon Energy Corp.	11,950	619,966
Helmerich & Payne, Inc.	6,981	435,964
Imperial Oil Ltd	42,070	1,606,076
Murphy Oil Corp.	9,060	551,663
Southwestern Energy Co.*	18,000	657,540

		4,624,003

Packaging and Containers — 1.3%
Bemis Co., Inc.	11,340	443,848
Sonoco Products Co.	11,660	403,086

		846,934

Pharmaceuticals — 0.2%
Mallinckrodt PLC*	2,170	98,583

Pipelines — 0.9%
Spectra Energy Partners LP	1,640	75,440
Williams Partners LP	10,240	528,384

		603,824

Retail — 3.2%
Bed Bath & Beyond, Inc.*	2,150	152,435
CEC Entertainment, Inc.	10,000	410,400
Lowe’s Cos., Inc.	24,440	999,596
Target Corp.	7,050	485,463

		2,047,894

	Number of Shares	Value†

Savings & Loans — 1.9%
Capitol Federal Financial Inc	33,500	$406,690
People’s United Financial, Inc.	55,700	829,930

		1,236,620

Semiconductors — 4.4%
Analog Devices, Inc.	4,680	210,881
Applied Materials, Inc.	54,360	810,508
Avago Technologies Ltd.	8,790	328,570
KLA-Tencor Corp.	5,660	315,432
Maxim Integrated Products, Inc.	6,640	184,459
Microchip Technology, Inc.	8,900	331,525
Teradyne, Inc.*	39,050	686,108

		2,867,483

Telecommunications — 2.4%
CenturyLink, Inc.	17,840	630,644
Harris Corp.	1,580	77,815
Rogers Communications Inc	8,830	345,912
tw telecom, inc.*	17,460	491,325

		1,545,696

Toys, Games & Hobbies — 0.3%
Hasbro, Inc.	3,610	161,836

Transportation — 1.0%
Heartland Express, Inc.	44,690	619,850

TOTAL COMMON STOCKS (Cost $56,938,435)		59,026,957

REAL ESTATE INVESTMENT TRUSTS — 5.0%
Building & Real Estate — 1.0%
Annaly Capital Management, Inc.	51,510	647,481

Diversified — 2.0%
American Tower Corp.	8,850	647,554
Corrections Corporation of America	19,200	650,304

		1,297,858

Office Property — 1.5%
Boston Properties, Inc.	1,530	161,369
Piedmont Office Realty Trust, Inc., Class A	45,330	810,501

		971,870

Strip Centers — 0.5%
Federal Realty Investment Trust	3,130	324,518

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,550,441)		3,241,727

EXCHANGE TRADED FUNDS — 3.0%
Ishares Russell Midcap Value Index Fund (Cost $1,928,247)	33,500	1,940,320

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Mid Core Value Fund

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $606,094)	606,094	$606,094

TOTAL INVESTMENTS — 100.0% (Cost $63,023,217)		$64,815,098

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

LP — Limited Partnership.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	91%
Canada	3
Switzerland	2
Bermuda	1
Netherlands	1
Sweden	1
United Kingdom	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$59,026,957	$58,186,393	$840,564	$—
REAL ESTATE INVESTMENT TRUSTS	3,241,727	3,241,727	—	—
EXCHANGE TRADED FUNDS	1,940,320	1,940,320	—	—
SHORT-TERM INVESTMENTS	606,094	606,094	—	—

TOTAL INVESTMENTS	$64,815,098	$63,974,534	$840,564	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 97.2%
Aerospace & Defense — 2.8%
TransDigm Group, Inc.*	5,150	$807,365
Triumph Group, Inc.	7,510	594,417

		1,401,782

Airlines — 2.8%
Allegiant Travel Co.*	5,382	570,438
Copa Holdings S.A., Class A	6,460	847,035

		1,417,473

Apparel — 1.4%
Under Armour, Inc., Class A*	12,040	718,908

Auto Parts & Equipment — 0.8%
BorgWarner, Inc.*	4,640	399,736

Banks — 1.2%
Texas Capital Bancshares, Inc.*	13,320	590,875

Beverages — 2.6%
Constellation Brands, Inc., Class A*	17,310	902,197
Green Mountain Coffee Roasters, Inc.*	5,320	399,319

		1,301,516

Biotechnology — 1.8%
Alnylam Pharmaceuticals, Inc.*	9,710	301,107
Cubist Pharmaceuticals, Inc.*	12,347	596,360

		897,467

Building Materials — 3.3%
Fortune Brands Home & Security, Inc.	19,730	764,340
Headwaters, Inc.*	49,197	434,902
Owens Corning*	11,590	452,937

		1,652,179

Chemicals — 1.8%
Airgas, Inc.	4,886	466,417
WR Grace & Co.*	5,422	455,665

		922,082

Commercial Services — 14.7%
Alliance Data Systems Corp.*	4,720	854,462
CoStar Group, Inc.*	5,420	699,559
Hertz Global Holdings, Inc.*	33,830	838,984
Quanta Services, Inc.*	23,130	612,020
Team Health Holdings, Inc.*	17,360	712,975
The Advisory Board Co.*	13,100	715,915
Towers Watson & Co., Class A	6,350	520,319
United Rentals, Inc.*	10,570	527,549
Vantiv, Inc.*	42,007	1,159,393
Verisk Analytics, Inc., Class A*	12,520	747,444

		7,388,620

Computers — 0.9%
Stratasys Ltd.*	5,679	475,559

Distribution & Wholesale — 0.8%
LKQ Corp.*	14,776	380,482

	Number of Shares	Value†

Diversified Financial Services — 2.8%
Affiliated Managers Group, Inc.*	4,060	$665,596
IntercontinentalExchange, Inc.*	4,160	739,482

		1,405,078

Electronics — 1.3%
FEI Co.	8,630	629,904

Environmental Control — 1.2%
Clean Harbors, Inc.*	12,179	615,405

Food — 1.7%
Annie’s, Inc.*	14,186	606,310
Boulder Brands, Inc.*	20,780	250,399

		856,709

Healthcare Products — 5.0%
Bruker Corp.*	32,510	525,037
Cepheid, Inc.*	17,818	613,296
HeartWare International, Inc.*	2,640	251,090
Sirona Dental Systems, Inc.*	6,350	418,338
Thoratec Corp.*	6,378	199,695
Wright Medical Group, Inc.*	18,757	491,621

		2,499,077

Internet — 6.1%
Angie’s List, Inc.*	16,140	428,517
BroadSoft, Inc.*	15,046	415,270
Expedia, Inc.	8,790	528,718
MercadoLibre, Inc.	4,520	487,075
Netflix, Inc.*	1,950	411,626
Splunk, Inc.*	11,038	511,722
Zillow, Inc. Class A*	5,300	298,390

		3,081,318

Machinery — Diversified — 5.5%
Chart Industries, Inc.*	6,400	602,176
Graco, Inc.	11,970	756,624
Nordson Corp.	9,080	629,335
Wabtec Corp.	15,000	801,450

		2,789,585

Media — 1.7%
AMC Networks, Inc. Class A*	12,940	846,405

Miscellaneous Manufacturing — 1.9%
Colfax Corp.*	10,096	526,103
Movado Group, Inc.	11,050	373,821
Proto Labs, Inc.*	1,228	79,783

		979,707

Oil & Gas — 2.8%
Gulfport Energy Corp.*	12,380	582,727
Oasis Petroleum, Inc.*	9,080	352,940
PDC Energy, Inc.*	8,980	462,290

		1,397,957

Oil & Gas Services — 0.5%
Mrc Global Inc*	8,840	244,161

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

SMID Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — 5.2%
Achillion Pharmaceuticals, Inc.*	25,350	$207,363
Alkermes PLC*	8,970	257,260
BioMarin Pharmaceutical, Inc.*	8,461	472,039
Isis Pharmaceuticals, Inc.*	9,475	254,593
Onyx Pharmaceuticals, Inc.*	7,890	685,010
Orexigen Therapeutics, Inc.*	4,068	23,798
Santarus, Inc.*	18,680	393,214
Synageva BioPharma Corp.*	2,290	96,180
Theravance, Inc.*	5,680	218,850

		2,608,307

Real Estate — 1.4%
CBRE Group, Inc., Class A*	29,920	698,931

Retail — 9.1%
Chico’s FAS, Inc.	30,530	520,842
DSW, Inc., Class A	8,928	655,940
GNC Holdings, Inc., Class A	14,954	661,116
Lumber Liquidators Holdings, Inc.*	6,160	479,679
Panera Bread Co., Class A*	3,825	711,221
PVH Corp.	5,630	704,032
Restoration Hardware Holdings, Inc.*	6,141	460,575
The Finish Line, Inc., Class A	17,143	374,746

		4,568,151

Semiconductors — 0.9%
Cavium, Inc.*	12,360	437,173

Software — 8.3%
ACI Worldwide, Inc.*	13,720	637,706
Aspen Technology, Inc.*	23,820	685,778
athenahealth, Inc.*	2,400	203,328
CommVault Systems, Inc.*	11,950	906,885
Cornerstone OnDemand, Inc.*	11,950	517,316
Guidewire Software, Inc.*	15,620	656,821
ServiceNow, Inc.*	14,255	575,759

		4,183,593

Telecommunications — 4.4%
DigitalGlobe, Inc.*	18,736	581,003
Gogo Inc*	14,408	201,280
IPG Photonics Corp.*	11,670	708,719
SBA Communications Corp., Class A*	9,946	737,198

		2,228,200

Toys, Games & Hobbies — 1.0%
LeapFrog Enterprises, Inc.*	50,500	496,920

Transportation — 1.5%
Kansas City Southern	7,150	757,614

TOTAL COMMON STOCKS (Cost $39,266,518)		48,870,874

	Number of Shares	Value†
SHORT-TERM INVESTMENTS — 2.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,392,060)	1,392,060	$1,392,060

TOTAL INVESTMENTS — 100.0% (Cost $40,658,578)		$50,262,934

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$48,870,874	$48,870,874	$—	$—
SHORT-TERM INVESTMENTS	1,392,060	1,392,060	—	—

TOTAL INVESTMENTS	$50,262,934	$50,262,934	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 92.1%
Apparel — 1.3%
The Jones Group, Inc.	48,580	$667,975

Auto Parts & Equipment — 4.6%
Dana Holding Corp.	25,300	487,278
Lear Corp.	10,920	660,223
Tenneco, Inc.*	10,970	496,722
TRW Automotive Holdings Corp.*	11,920	791,965

		2,436,188

Banks — 8.6%
Associated Banc-Corp.	25,380	394,659
CapitalSource, Inc.	51,500	483,070
Comerica, Inc.	17,695	704,792
Huntington Bancshares, Inc.	95,790	754,825
Popular, Inc.	24,819	752,760
Susquehanna Bancshares, Inc.	29,270	376,120
Webster Financial Corp.	11,590	297,631
Zions Bancorporation	27,490	793,911

		4,557,768

Chemicals — 3.2%
Axiall Corp.	11,880	505,850
Chemtura Corp.*	29,120	591,136
Huntsman Corp.	37,340	618,351

		1,715,337

Commercial Services — 0.9%
Convergys Corp.	27,280	475,490

Computers — 0.9%
Insight Enterprises, Inc.*	26,790	475,255

Distribution & Wholesale — 1.5%
Arrow Electronics, Inc.*	20,260	807,361

Diversified Financial Services — 2.1%
Aircastle Ltd.	32,880	525,751
E*Trade Financial Corp.*	46,180	584,639

		1,110,390

Electric — 2.5%
NV Energy, Inc.	31,960	749,782
PNM Resources, Inc.	26,670	591,807

		1,341,589

Electrical Components & Equipment — 1.8%
EnerSys,Inc.	6,800	333,472
General Cable Corp.	19,390	596,242

		929,714

Electronics — 5.5%
AU Optronics Corp.-ADR*	82,960	287,042
Avnet, Inc.*	20,800	698,880
Flextronics International Ltd.*	44,690	345,901
Jabil Circuit, Inc.	28,620	583,275
TTM Technologies, Inc.*	42,390	356,076
Vishay Intertechnology, Inc.*	48,420	672,554

		2,943,728

	Number of Shares	Value†

Engineering & Construction — 1.8%
Granite Construction, Inc.	19,560	$582,105
Tutor Perini Corp.*	20,420	369,398

		951,503

Entertainment — 1.4%
Regal Entertainment Group, Class A	40,550	725,845

Food — 0.9%
Dole Food Co., Inc.*	38,750	494,063

Gas — 2.4%
Atmos Energy Corp.	14,505	595,575
UGI Corp.	16,890	660,568

		1,256,143

Healthcare Services — 4.2%
Health Net, Inc.*	24,110	767,180
LifePoint Hospitals, Inc.*	14,750	720,390
Universal Health Services, Inc., Class B	11,130	745,265

		2,232,835

Home Builders — 4.6%
Meritage Homes Corp.*	14,170	614,411
NVR, Inc.*	480	442,560
PulteGroup, Inc.*	35,160	666,985
Thor Industries, Inc.	14,100	693,438

		2,417,394

Household Products & Wares — 1.1%
Avery Dennison Corp.	13,890	593,936

Housewares — 0.6%
Newell Rubbermaid, Inc.	11,690	306,863

Insurance — 8.4%
Aspen Insurance Holdings Ltd.	19,360	718,062
Fidelity National Financial, Inc., Class A	28,350	675,014
Genworth Financial, Inc., Class A*	55,170	629,490
Reinsurance Group of America, Inc.	7,905	546,315
Torchmark Corp.	9,980	650,097
Unum Group	20,305	596,358
Validus Holdings Ltd.	18,270	659,912

		4,475,248

Iron & Steel — 3.3%
Commercial Metals Co.	40,550	598,923
Reliance Steel & Aluminum Co.	8,260	541,526
Steel Dynamics, Inc.	39,830	593,865

		1,734,314

Leisure Time — 1.0%
Royal Caribbean Cruises Ltd.	16,100	536,774

Lodging — 1.2%
MGM Resorts International*	42,000	620,760

Machinery — Construction & Mining — 1.1%
Terex Corp.*	22,920	602,796

Media — 0.7%
Gannett Co., Inc.	14,560	356,138

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

SMID Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Metal Fabricate/Hardware — 1.4%
Timken Co.	12,990	$731,077

Office Furnishings — 1.1%
Steelcase, Inc., Class A	40,340	588,157

Oil & Gas — 4.7%
Bill Barrett Corp.*	22,930	463,645
Cimarex Energy Co.	9,870	641,451
Helmerich & Payne, Inc.	9,070	566,421
Stone Energy Corp.*	13,510	297,625
Western Refining, Inc.	18,040	506,383

		2,475,525

Oil & Gas Services — 1.2%
Helix Energy Solutions Group, Inc.*	28,250	650,880

Packaging and Containers — 0.7%
Graphic Packaging Holding Co.*	50,970	394,508

Retail — 3.5%
Abercrombie & Fitch Co., Class A	3,000	135,750
GameStop Corp., Class A	8,630	362,719
Office Depot, Inc.*	131,300	508,131
The Men’s Wearhouse, Inc.	22,200	840,270

		1,846,870

Savings & Loans — 1.3%
First Niagara Financial Group, Inc.	69,460	699,462

Semiconductors — 5.4%
Amkor Technology, Inc.*	40,100	168,821
Entegris, Inc.*	59,360	557,390
Lam Research Corp.*	14,380	637,609
Micron Technology, Inc.*	34,400	492,952
MKS Instruments, Inc.	13,710	363,863
SunEdison, Inc.*	78,520	641,509

		2,862,144

Software — 1.3%
Electronic Arts, Inc.*	29,370	674,629

Telecommunications — 3.0%
Amdocs Ltd.	19,285	715,281
Anixter International, Inc.*	6,610	501,104
Harris Corp.	7,560	372,330

		1,588,715

Transportation — 2.9%
Bristow Group, Inc.	7,445	486,307
Con-way, Inc.	18,180	708,293
Teekay Corp.	7,890	320,571

		1,515,171

TOTAL COMMON STOCKS (Cost $38,450,701)		48,792,545

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — 5.8%
Apartments — 1.2%
Camden Property Trust	4,690	$324,267
Mid-America Apartment Communities, Inc.	4,400	298,188

		622,455

Diversified — 0.7%
Plum Creek Timber Co., Inc.	8,110	378,494

Healthcare — 1.8%
LTC Properties, Inc.	12,810	500,231
Medical Properties Trust, Inc.	33,020	472,846

		973,077

Hotels & Resorts — 1.3%
RLJ Lodging Trust	32,070	721,254

Office Property — 0.8%
BioMed Realty Trust, Inc.	20,080	406,218

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,832,353)		3,101,498

SHORT-TERM INVESTMENTS — 2.1%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,107,998)	1,107,998	1,107,998

TOTAL INVESTMENTS — 100.0% (Cost $42,391,052)		$53,002,041

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

Country Weightings as of 06/30/2013††
United States	94%
Bermuda	2
Canada	1
Puerto Rico	1
Singapore	1
Taiwan	1

Total	100%

††	% of total investments as of June 30, 2013

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

SMID Cap Value Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$48,792,545	$48,792,545	$—	$—
REAL ESTATE INVESTMENT TRUSTS	3,101,498	3,101,498	—	—
SHORT-TERM INVESTMENTS	1,107,998	1,107,998	—	—

TOTAL INVESTMENTS	$53,002,041	$53,002,041	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — 98.1%
Aerospace & Defense — 2.3%
Heico Corp., Class A	31,580	$1,165,618
TransDigm Group, Inc.*	3,585	562,020

		1,727,638

Apparel — 9.4%
Carter’s, Inc.	38,230	2,831,696
Deckers Outdoor Corp.*	6,185	312,404
Gildan Activewear, Inc.	9,810	397,403
Quiksilver, Inc.*	144,895	933,124
Wolverine World Wide, Inc.	47,955	2,618,823

		7,093,450

Banks — 1.8%
SVB Financial Group*	16,435	1,369,364

Biotechnology — 1.3%
Ariad Pharmaceuticals, Inc.*	22,240	388,977
Incyte Corp. Ltd.*	17,470	384,340
Seattle Genetics, Inc.*	6,610	207,951

		981,268

Commercial Services — 8.2%
CoStar Group, Inc.*	4,925	635,670
Euronet Worldwide, Inc.*	54,855	1,747,680
Gartner, Inc.*	7,360	419,594
Monro Muffler Brake, Inc.	32,930	1,582,286
Ritchie Bros. Auctioneers, Inc.	33,910	651,750
Standard Parking Corp.*	11,165	239,601
VistaPrint N.V.*	17,925	884,957

		6,161,538

Computers — 5.9%
Cadence Design Systems, Inc.*	97,580	1,412,958
Jack Henry & Associates, Inc.	35,525	1,674,293
RealD, Inc.*	45,495	632,381
Stratasys Ltd.*	9,085	760,778

		4,480,410

Distribution & Wholesale — 2.0%
WESCO International, Inc.*	22,240	1,511,430

Diversified Financial Services — 3.9%
Artisan Partners Asset Management, Inc.*	1,035	51,657
Eaton Vance Corp.	9,895	371,953
Financial Engines, Inc.	12,640	576,257
LPL Financial Holdings, Inc.	25,509	963,220
MarketAxess Holdings, Inc.	20,300	949,025

		2,912,112

Electrical Components & Equipment — 1.4%
GrafTech International Ltd.*	144,435	1,051,487

Electronics — 2.5%
Measurement Specialties, Inc.*	14,115	656,771
Sensata Technologies Holding N.V.*	23,600	823,640
Trimble Navigation Ltd.*	16,965	441,260

		1,921,671

	Number of Shares	Value†

Entertainment — 1.4%
National CineMedia, Inc.	60,520	$1,022,183

Environmental Control — 2.0%
Clean Harbors, Inc.*	29,205	1,475,729

Hand & Machine Tools — 2.7%
Kennametal, Inc.	51,620	2,004,405

Healthcare Products — 6.3%
Endologix, Inc.*	71,620	951,114
IDEXX Laboratories Inc.*	3,560	319,617
Masimo Corp.*	49,770	1,055,124
Quidel Corp.*	26,515	676,928
Techne Corp.	14,240	983,414
Varian Medical Systems, Inc.*	6,005	405,037
Volcano Corp.*	20,710	375,472

		4,766,706

Home Furnishings — 0.5%
DTS, Inc.*	18,910	389,168

Leisure Time — 0.7%
Polaris Industries, Inc.	5,925	562,875

Machinery — Construction & Mining — 0.4%
Joy Global, Inc.	6,710	325,636

Machinery — Diversified — 2.5%
Nordson Corp.	5,570	386,057
Tennant Co.	18,175	877,307
Wabtec Corp./DE	11,360	606,965

		1,870,329

Miscellaneous Manufacturing — 3.7%
Polypore International, Inc.*	56,635	2,282,390
Sodastream International Ltd.*	6,540	475,131

		2,757,521

Oil & Gas — 1.4%
Ultra Petroleum Corp.*	52,440	1,039,361

Oil & Gas Services — 4.1%
Core Laboratories N.V.	2,885	437,539
Dresser-Rand Group, Inc.*	16,285	976,774
Dril-Quip, Inc.*	12,850	1,160,227
Targa Resources Corp.	8,355	537,477

		3,112,017

Pharmaceuticals — 2.3%
Alkermes PLC*	8,175	234,459
BioMarin Pharmaceutical, Inc.*	4,485	250,218
Endo Pharmaceuticals Holdings, Inc.*	2,010	73,948
Ironwood Pharmaceuticals, Inc.*	31,860	317,007
Medivation, Inc.*	7,340	361,128
Pharmacyclics, Inc.*	2,470	196,291
Synageva BioPharma Corp.*	7,485	314,370

		1,747,421

Real Estate — 0.5%
Jones Lang LaSalle, Inc.	3,910	356,357

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Growth Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — 5.5%
Biglari Holdings, Inc.*	199	$81,670
Casey’s General Stores, Inc.	10,560	635,289
Dunkin’ Brands Group, Inc.	4,985	213,458
Hibbett Sports, Inc.*	30,620	1,699,410
Sally Beauty Holdings, Inc.*	14,460	449,706
Ulta Salon Cosmetics & Fragrance, Inc.*	3,355	336,037
World Fuel Services Corp.	19,255	769,815

		4,185,385

Semiconductors — 3.2%
Atmel Corp.*	197,575	1,452,176
ON Semiconductor Corp.*	122,095	986,528

		2,438,704

Software — 18.2%
athenahealth, Inc.*	11,175	946,746
Blackbaud, Inc.	69,970	2,278,923
Broadridge Financial Solutions, Inc.	79,785	2,120,685
Guidewire Software, Inc.*	11,780	495,349
Informatica Corp.*	50,530	1,767,539
MSCI, Inc.*	30,865	1,026,879
RealPage, Inc.*	70,565	1,294,162
Solera Holdings, Inc.	27,015	1,503,385
SS&C Technologies Holdings, Inc.*	70,610	2,323,069

		13,756,737

Transportation — 4.0%
Expeditors International of Washington, Inc.	11,415	433,884
Landstar System, Inc.	26,870	1,383,805
Old Dominion Freight Line, Inc.*	20,505	853,418
Saia, Inc.*	12,480	374,026

		3,045,133

TOTAL COMMON STOCKS (Cost $71,671,040)		74,066,035

SHORT-TERM INVESTMENTS — 1.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,398,884)	1,398,884	1,398,884

TOTAL INVESTMENTS — 100.0% (Cost $73,069,924)		$75,464,919

†	See Security Valuation Note.
*	Non-income producing security.

PLC — Public Limited Company.

Country Weightings as of 06/30/2013††
United States	95%
Netherlands	3
Canada	1
Israel	1

Total	100%

††	% of total investments as of June 30, 2013

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$74,066,035	$74,066,035	$—	$—
SHORT-TERM INVESTMENTS	1,398,884	1,398,884	—	—

TOTAL INVESTMENTS	$75,464,919	$75,464,919	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — 84.7%
Aerospace & Defense — 2.6%
Cubic Corp.	19,702	$947,666
Kaman Corp.	36,850	1,273,536
Moog, Inc., Class A*	28,359	1,461,339
Teledyne Technologies, Inc.*	13,809	1,068,126
Triumph Group, Inc.	7,689	608,585

		5,359,252

Apparel — 1.5%
Carter’s, Inc.	11,773	872,026
Hanesbrands Inc.	20,472	1,052,670
Steven Madden Ltd.*	25,323	1,225,127

		3,149,823

Auto Parts & Equipment — 1.2%
American Axle & Manufacturing Holdings, Inc.*	77,584	1,445,390
Tenneco, Inc.*	22,991	1,041,032

		2,486,422

Banks — 13.2%
BancorpSouth, Inc.	52,793	934,436
Bank of the Ozarks, Inc.	39,347	1,704,906
Banner Corp.	20,175	681,713
Boston Private Financial Holdings, Inc.	69,116	735,394
Bridge Capital Holdings*	13,631	216,188
CoBiz Financial, Inc.	35,903	297,995
Community Bank System, Inc.	29,685	915,782
First Financial Bankshares, Inc.	19,935	1,109,582
First Midwest Bancorp, Inc.	47,952	657,901
Glacier Bancorp, Inc.	47,126	1,045,726
Hancock Holding Co.	8,934	268,645
Heritage Financial Corp.	15,920	233,228
Home BancShares, Inc.	37,192	965,876
Independent Bank Corp.	19,118	659,571
Independent Bank Group, Inc.*	8,218	249,827
Lakeland Financial Corp.	12,402	344,156
MB Financial, Inc.	44,323	1,187,856
Pinnacle Financial Partners, Inc.*	31,861	819,146
PrivateBancorp, Inc.	62,455	1,324,671
Prosperity Bancshares, Inc.	35,697	1,848,748
Sandy Spring Bancorp, Inc.	16,409	354,763
SCBT Financial Corp.	16,711	842,067
Sierra Bancorp	7,523	111,340
Signature Bank*	26,254	2,179,607
Southcoast Financial Corp.*	14,112	74,088
Sterling Financial Corp.	38,689	920,024
Summit State Bank	8,016	74,389
Texas Capital Bancshares, Inc.*	41,487	1,840,363
The First of Long Island Corp.	8,267	274,382
Trico Bancshares	16,575	353,545
UMB Financial Corp.	31,384	1,747,147
ViewPoint Financial Group, Inc.	42,923	893,228
Webster Financial Corp.	47,895	1,229,944

		27,096,234

	Number of Shares	Value†

Biotechnology — 1.3%
Acorda Therapeutics, Inc.*	17,775	$586,397
Exact Sciences Corp.*	54,801	762,282
Myriad Genetics, Inc.*	46,136	1,239,674

		2,588,353

Building Materials — 0.5%
Comfort Systems USA, Inc.	73,611	1,098,276

Chemicals — 3.3%
H.B. Fuller Co.	31,130	1,177,025
Methanex Corp.	39,080	1,672,233
PolyOne Corp.	77,780	1,927,388
Quaker Chemical Corp.	7,797	483,492
W.R. Grace & Co.*	10,742	902,758
Westlake Chemical Corp.	6,228	600,442

		6,763,338

Commercial Services — 1.6%
Aaron’s Inc.*	36,744	1,029,199
Convergys Corp.	62,465	1,088,765
Monro Muffler Brake, Inc.	11,231	539,650
TrueBlue, Inc.*	29,928	629,984

		3,287,598

Computers — 1.4%
Electronics for Imaging, Inc.*	40,508	1,145,972
Mentor Graphics Corp.	49,878	975,115
NetScout Systems, Inc.*	26,792	625,325

		2,746,412

Cosmetics & Personal Care — 0.3%
Elizabeth Arden, Inc.*	14,973	674,833

Distribution & Wholesale — 0.3%
Watsco, Inc.	6,023	505,691

Diversified Financial Services — 2.8%
Cohen & Steers, Inc.	7,352	249,821
E*Trade Financial Corp.*	73,228	927,067
Manning & Napier, Inc.	10,901	193,602
MarketAxess Holdings, Inc.	18,775	877,731
Ocwen Financial Corp.*	23,803	981,160
Piper Jaffray Cos.*	5,477	173,128
Stifel Financial Corp.*	40,227	1,434,897
Walter Investment Management Corp.*	21,799	737,024
WisdomTree Investments, Inc.*	17,283	199,964

		5,774,394

Electric — 4.4%
ALLETE, Inc.	15,649	780,103
Black Hills Corp.	8,951	436,361
Cleco Corp.	43,995	2,042,688
El Paso Electric Co.	64,408	2,274,247
IDACORP, Inc.	41,030	1,959,593
NorthWestern Corp.	12,996	518,540
UNS Energy Corp.	22,195	992,782

		9,004,314

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electrical Components & Equipment — 1.7%
Acuity Brands, Inc.	8,506	$642,373
Advanced Energy Industries, Inc.*	37,676	655,939
Belden, Inc.	23,762	1,186,437
Littelfuse, Inc.	8,863	661,268
Powell Industries, Inc.*	6,144	317,338

		3,463,355

Electronics — 1.7%
Coherent, Inc.*	11,825	651,203
Newport Corp.*	71,022	989,336
PerkinElmer, Inc.	54,162	1,760,265

		3,400,804

Engineering & Construction — 0.4%
Michael Baker Corp.	8,460	229,351
MYR Group, Inc.*	29,380	571,441

		800,792

Entertainment — 1.1%
Marriott Vacations Worldwide Corp.*	25,029	1,082,254
Six Flags Entertainment Corp.	14,546	511,437
Vail Resorts, Inc.	11,886	731,227

		2,324,918

Environmental Control — 0.3%
Waste Connections, Inc.	16,781	690,370

Food — 0.6%
The Hain Celestial Group, Inc.*	18,159	1,179,790

Forest Products & Paper — 0.7%
KapStone Paper and Packaging Corp.*	35,645	1,432,216

Gas — 1.4%
Southwest Gas Corp.	62,173	2,909,075

Hand & Machine Tools — 0.3%
Regal-Beloit Corp.	10,578	685,878

Healthcare Products — 0.2%
Teleflex, Inc.	5,483	424,878

Healthcare Services — 0.9%
HealthSouth Corp.*	35,767	1,030,090
ICON PLC*	23,971	849,292

		1,879,382

Holding Companies — 0.2%
Primoris Services Corp.	19,277	380,142

Home Builders — 1.5%
Meritage Homes Corp.*	27,423	1,189,061
Standard Pacific Corp.*	105,638	879,965
William Lyon Homes*	36,456	919,056

		2,988,082

Home Furnishings — 0.2%
Harman International Industries, Inc.	8,962	485,740

Household Products & Wares — 1.2%
Prestige Brands Holdings, Inc.*	31,080	905,671
Spectrum Brands Holdings, Inc.	27,092	1,540,722

		2,446,393

	Number of Shares	Value†

Insurance — 4.6%
American Equity Investment Life Holding Co.	146,071	$2,293,315
Aspen Insurance Holdings Ltd.	27,999	1,038,483
Enstar Group Ltd.*	5,349	711,310
Maiden Holdings Ltd.	63,813	715,982
Markel Corp.*	1,070	563,836
Meadowbrook Insurance Group, Inc.	123,254	989,730
ProAssurance Corp.	32,240	1,681,638
Radian Group, Inc.	85,779	996,752
RLI Corp.	5,741	438,670

		9,429,716

Investment Companies — 1.0%
Golub Capital BDC, Inc.	19,376	339,080
New Mountain Finance Corp.	24,913	352,768
PennantPark Investment Corp.	37,013	408,994
Solar Capital Ltd.	17,153	396,063
Solar Senior Capital Ltd.	11,291	207,867
THL Credit, Inc.	20,183	306,580

		2,011,352

Iron & Steel — 0.6%
Carpenter Technology Corp.	13,737	619,126
Commercial Metals Co.	43,544	643,145

		1,262,271

Leisure Time — 1.0%
Arctic Cat, Inc.	15,817	711,449
Brunswick Corp.	15,318	489,410
Polaris Industries, Inc.	7,795	740,525

		1,941,384

Machinery — Diversified — 2.0%
Altra Holdings, Inc.	20,859	571,120
Applied Industrial Technologies, Inc.	28,722	1,388,134
Edwards Group Ltd. ADR*	79,504	675,784
Graco, Inc.	14,503	916,735
Twin Disc, Inc.	19,126	453,286

		4,005,059

Media — 0.4%
Sinclair Broadcast Group, Inc., Class A	28,596	840,150

Metal Fabricate/Hardware — 0.9%
CIRCOR International, Inc.	16,048	816,201
Olympic Steel, Inc.	12,124	297,038
RBC Bearings, Inc.*	15,188	789,017

		1,902,256

Mining — 0.9%
Kaiser Aluminum Corp.	28,169	1,744,788

Miscellaneous Manufacturing — 3.0%
A.O. Smith Corp.	16,668	604,715
Actuant Corp., Class A	34,135	1,125,431
Barnes Group, Inc.	34,335	1,029,707
Carlisle Cos., Inc.	28,017	1,745,739
Crane Co.	12,199	730,964

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Miscellaneous Manufacturing — (continued)
Koppers Holdings, Inc.	7,893	$301,355
Movado Group, Inc.	8,672	293,374
Raven Industries, Inc.	7,540	226,049

		6,057,334

Oil & Gas — 3.3%
Approach Resources, Inc.*	69,644	1,711,153
Diamondback Energy, Inc.*	24,095	802,845
Laredo Petroleum Holdings, Inc.*	89,265	1,835,288
Rex Energy Corp.*	130,932	2,301,785

		6,651,071

Oil & Gas Services — 3.2%
Dril-Quip, Inc.*	20,889	1,886,068
Forum Energy Technologies, Inc.*	55,228	1,680,588
Newpark Resources, Inc.*	137,191	1,507,729
TETRA Technologies, Inc.*	75,892	778,652
Thermon Group Holdings, Inc.*	33,908	691,723

		6,544,760

Packaging and Containers — 0.5%
Graphic Packaging Holding Co.*	142,165	1,100,357

Pharmaceuticals — 0.3%
Infinity Pharmaceuticals, Inc.*	37,239	605,134

Retail — 3.3%
Asbury Automotive Group, Inc.*	19,664	788,526
Cabela’s, Inc.*	10,513	680,822
Chico’s FAS, Inc.	22,141	377,726
First Cash Financial Services, Inc.*	10,475	515,475
Francesca’s Holdings Corp.*	13,168	365,939
GNC Holdings, Inc., Class A	20,002	884,288
OfficeMax, Inc.	88,337	903,688
Shoe Carnival, Inc.	28,710	689,327
Susser Holdings Corp.*	24,297	1,163,340
Vitamin Shoppe, Inc.*	10,137	454,543

		6,823,674

Savings & Loans — 1.8%
Brookline Bancorp, Inc.	41,849	363,249
Dime Community Bancshares, Inc.	24,931	381,943
Flushing Financial Corp.	35,284	580,422
Home Loan Servicing Solutions Ltd.	36,239	868,649
Oritani Financial Corp.	31,649	496,256
Provident Financial Services, Inc.	43,798	691,133
WSFS Financial Corp.	6,429	336,815

		3,718,467

Semiconductors — 3.4%
Cabot Microelectronics Corp.*	32,464	1,071,637
Fairchild Semiconductor International, Inc.*	95,158	1,313,180
Intersil Corp., Class A	124,058	970,134
Micrel, Inc.	41,699	411,986
MKS Instruments, Inc.	41,648	1,105,338
Semtech Corp.*	45,815	1,604,899
Silicon Laboratories, Inc.*	13,655	565,454

		7,042,628

	Number of Shares	Value†

Software — 3.6%
Allscripts Healthcare Solutions, Inc.*	96,229	$1,245,203
Digi International, Inc.*	33,588	314,720
Monotype Imaging Holdings, Inc.	30,001	762,325
Progress Software Corp.*	8,860	203,869
PTC, Inc.*	65,096	1,596,805
SS&C Technologies Holdings, Inc.*	44,196	1,454,048
SYNNEX Corp.*	21,402	904,877
Verint Systems, Inc.*	27,150	963,010

		7,444,857

Telecommunications — 2.3%
ADTRAN, Inc.	32,264	794,017
Anixter International, Inc.*	19,552	1,482,237
Plantronics, Inc.	2,229	97,898
Premiere Global Services, Inc.*	90,390	1,091,007
West Corp.	55,866	1,236,873

		4,702,032

Textiles — 0.6%
G&K Services, Inc., Class A	26,142	1,244,359

Transportation — 1.2%
Celadon Group, Inc.	18,986	346,495
Forward Air Corp.	28,880	1,105,526
Gulfmark Offshore, Inc., Class A	23,853	1,075,532

		2,527,553

TOTAL COMMON STOCKS (Cost $136,448,325)		173,625,957

REAL ESTATE INVESTMENT TRUSTS — 12.9%
Apartments — 0.9%
American Campus Communities, Inc.	18,069	734,686
Mid-America Apartment Communities, Inc.	17,137	1,161,374

		1,896,060

Building & Real Estate — 4.1%
Apollo Commercial Real Estate Finance, Inc.	80,321	1,275,497
Blackstone Mortgage Trust, Inc., Class A	59,352	1,465,994
CYS Investments, Inc.	125,700	1,157,697
Kennedy-Wilson Holdings, Inc.	62,144	1,034,076
MFA Financial, Inc.	180,862	1,528,284
National Retail Properties, Inc.	28,769	989,654
Two Harbors Investment Corp.	97,750	1,001,938

		8,453,140

Diversified — 2.8%
Coresite Realty Corp.	25,966	825,978
DuPont Fabros Technology, Inc.	63,970	1,544,876
EPR Properties	33,296	1,673,790
PS Business Parks, Inc.	22,934	1,655,147

		5,699,791

Healthcare — 0.9%
Healthcare Trust of America, Inc.*	47,293	531,100
LTC Properties, Inc.	31,859	1,244,094

		1,775,194

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Value Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Hotels & Resorts — 1.6%
LaSalle Hotel Properties	48,539	$1,198,913
Pebblebrook Hotel Trust	40,037	1,034,957
Strategic Hotels & Resorts, Inc.	113,540	1,005,964

		3,239,834

Office Property — 1.0%
Highwoods Properties, Inc.	25,590	911,260
Hudson Pacific Properties, Inc.	56,988	1,212,705

		2,123,965

Regional Malls — 0.5%
CBL & Associates Properties, Inc.	45,721	979,344

Storage & Warehousing — 0.7%
CubeSmart	88,790	1,418,864

Strip Centers — 0.4%
Acadia Realty Trust	37,829	933,998

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $22,439,121)		26,520,190

WARRANTS — 0.0%
Magnum Hunter Resources Corp. (Cost $0)	6,348	889

SHORT-TERM INVESTMENTS — 2.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $4,964,739)	4,964,739	4,964,739

TOTAL INVESTMENTS — 100.0% (Cost $163,852,185)		$205,111,775

†	See Security Valuation Note.
*	Non-income producing security.

ADR — American Depository Receipt.

PLC — Public Limited Company.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$173,625,957	$173,625,957	$—	$—
REAL ESTATE INVESTMENT TRUSTS	26,520,190	26,520,190	—	—
WARRANTS	889	—	889	—
SHORT-TERM INVESTMENTS	4,964,739	4,964,739	—	—

TOTAL INVESTMENTS	$205,111,775	$205,110,886	$889	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — 89.9%
Advertising — 0.1%
Harte-Hanks, Inc.	1,678	$14,431
Marchex, Inc., Class B	745	4,485
MDC Partners, Inc.	1,200	21,648
Millennial Media, Inc.*	1,400	12,194
Valuevision Media, Inc.*	1,700	8,687

		61,445

Aerospace & Defense — 1.3%
AAR Corp.	1,569	34,487
AeroVironment, Inc.*	718	14,489
Astronics Corp.*	531	21,702
Cubic Corp.	669	32,179
Curtiss-Wright Corp.	1,726	63,966
Ducommun, Inc.*	400	8,504
Esterline Technologies Corp.*	1,140	82,411
GenCorp, Inc.*	2,440	39,674
HEICO Corp.	2,012	101,344
Kaman Corp.	1,048	36,219
Kratos Defense & Security Solutions, Inc.*	922	5,975
LMI Aerospace, Inc.*	153	2,867
M/A-COM Technology Solutions Holdings, Inc.*	500	7,300
Moog, Inc., Class A*	1,691	87,137
National Presto Industries, Inc.	146	10,516
Orbital Sciences Corp.*	2,196	38,145
Teledyne Technologies, Inc.*	1,404	108,599

		695,514

Agriculture — 0.3%
Alico, Inc.	51	2,046
Alliance One International, Inc.*	2,256	8,573
Griffin Land & Nurseries, Inc.	40	1,141
Limoneira Co.	600	12,438
Tejon Ranch Co.*	388	11,054
The Andersons, Inc.	755	40,158
Universal Corp.	855	49,462
Vector Group Ltd.	2,038	33,056

		157,928

Airlines — 0.6%
Allegiant Travel Co.*	501	53,101
Hawaiian Holdings, Inc.*	1,326	8,102
JetBlue Airways Corp.*	8,128	51,206
Republic Airways Holdings, Inc.*	1,901	21,538
SkyWest, Inc.	1,881	25,469
Spirit Airlines, Inc.*	2,300	73,071
US Airways Group, Inc.*	6,218	102,100

		334,587

Apparel — 1.1%
Columbia Sportswear Co.	511	32,014
Crocs, Inc.*	3,200	52,800
G-III Apparel Group Ltd.*	704	33,877
Iconix Brand Group, Inc.*	2,142	62,996
Maidenform Brands, Inc.*	738	12,790
Oxford Industries, Inc.	508	31,699

	Number of Shares	Value†

Apparel — (continued)
Perry Ellis International, Inc.*	414	$8,408
Quiksilver, Inc.*	4,460	28,722
RG Barry Corp.	200	3,248
Skechers U.S.A., Inc., Class A*	1,616	38,800
Steven Madden Ltd.*	1,433	69,329
The Jones Group, Inc.	3,165	43,519
True Religion Apparel, Inc.	1,026	32,483
Unifi, Inc.*	360	7,441
Weyco Group, Inc.	100	2,520
Wolverine World Wide, Inc.	1,891	103,268

		563,914

Auto Manufacturers — 0.0%
Wabash National Corp.*	2,200	22,396

Auto Parts & Equipment — 1.1%
Accuride Corp.*	1,000	5,060
American Axle & Manufacturing Holdings, Inc.*	2,416	45,010
Commercial Vehicle Group, Inc.*	600	4,476
Cooper Tire & Rubber Co.	2,249	74,599
Dana Holding Corp.	5,396	103,927
Dorman Products, Inc.*	892	40,702
Douglas Dynamics, Inc.	500	6,490
Federal-Mogul Corp.*	1,516	15,479
Fuel Systems Solutions, Inc.*	634	11,342
Gentherm, Inc.*	1,168	21,690
Meritor, Inc.*	3,645	25,697
Miller Industries, Inc.	443	6,813
Modine Manufacturing Co.*	2,077	22,598
Remy International Inc	600	11,142
Spartan Motors, Inc.	917	5,612
Standard Motor Products, Inc.	700	24,038
Superior Industries International, Inc.	1,119	19,258
Tenneco, Inc.*	2,300	104,144
Titan International, Inc.	1,913	32,272
Tower International, Inc.*	200	3,958

		584,307

Banks — 6.7%
1st Source Corp.	626	14,874
1st United Bancorp, Inc.	400	2,688
American National Bankshares, Inc.	400	9,296
Ameris Bancorp*	947	15,957
Ames National Corp.	199	4,529
Arrow Financial Corp.	357	8,836
Bancfirst Corp.	160	7,448
Banco Latinoamericano de Exportaciones S.A., Class E	1,110	24,853
Bancorp, Inc.*	1,412	21,166
BancorpSouth, Inc.	3,449	61,047
Bank of Kentucky Financial Corp.	200	5,688
Bank of Marin Bancorp	90	3,600
Bank of the Ozarks, Inc.	1,076	46,623
Banner Corp.	800	27,032
Bar Harbor Bankshares	200	7,310

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
BBCN Bancorp, Inc.	3,185	$45,291
BNC Bancorp	800	9,136
Boston Private Financial Holdings, Inc.	2,858	30,409
Bridge Bancorp, Inc.	307	6,908
Bridge Capital Holdings*	300	4,758
Bryn Mawr Bank Corp.	532	12,731
C&F Financial Corp	100	5,573
Camden National Corp.	326	11,563
Capital Bank Financial Corp., Class A*	1,000	18,990
Capital City Bank Group, Inc.*	269	3,102
Cardinal Financial Corp.	918	13,440
Cass Information Systems, Inc.	454	20,929
Cathay General Bancorp	3,050	62,067
Center Bancorp, Inc.	400	5,076
Centerstate Banks of Florida, Inc.	1,432	12,430
Central Pacific Financial Corp.*	800	14,400
Century Bancorp, Inc., Class A	69	2,415
Chemical Financial Corp.	1,066	27,705
Citizens & Northern Corp.	356	6,878
City Holding Co.	648	25,240
CNB Financial Corp.	474	8,030
CoBiz Financial, Inc.	1,700	14,110
Columbia Banking System, Inc.	1,914	45,572
Community Bank System, Inc.	1,511	46,614
Community Trust Bancorp, Inc.	621	22,120
CU Bancorp*	400	6,320
Customers Bancorp Inc*	800	13,000
CVB Financial Corp.	3,592	42,242
Eagle Bancorp, Inc.*	973	21,776
Enterprise Bancorp, Inc.	300	5,547
Enterprise Financial Services Corp.	382	6,097
F.N.B. Corp.	5,308	64,121
Farmers Capital Bank Corp.*	300	6,507
Financial Institutions, Inc.	340	6,259
First Bancorp	824	11,618
First Bancorp Puerto Rico*	3,100	21,948
First Bancorp, Inc.	234	4,090
First Busey Corp.	1,802	8,109
First Commonwealth Financial Corp.	4,021	29,635
First Community Bancshares, Inc.	626	9,816
First Connecticut Bancorp, Inc.	659	9,173
First Financial Bancorp	2,205	32,855
First Financial Bankshares, Inc.	1,126	62,673
First Financial Corp.	280	8,677
First Interstate Bancsystem, Inc.	600	12,438
First Merchants Corp.	1,238	21,232
First Midwest Bancorp, Inc.	2,814	38,608
FirstMerit Corp.	6,294	126,069
Franklin Financial Corp.*	400	7,204
German American Bancorp, Inc.	292	6,576
Glacier Bancorp, Inc.	2,721	60,379
Great Southern Bancorp, Inc.	471	12,698
Guaranty Bancorp	900	10,215
Hancock Holding Co.	2,972	89,368
Hanmi Financial Corp*	1,213	21,434
Heartland Financial USA, Inc.	717	19,710

	Number of Shares	Value†

Banks — (continued)
Heritage Commerce Corp.*	600	$4,200
Heritage Financial Corp.	508	7,442
Home BancShares, Inc.	1,764	45,811
Horizon Bancorp	400	8,164
Hudson Valley Holding Corp.	462	7,845
Iberiabank Corp.	1,046	56,076
Independent Bank Corp.	771	26,600
International Bancshares Corp.	1,925	43,466
Lakeland Bancorp, Inc.	1,059	11,045
Lakeland Financial Corp.	494	13,709
MainSource Financial Group, Inc.	521	6,997
MB Financial, Inc.	2,049	54,913
Mercantile Bank Corp.	500	8,985
Merchants Bancshares, Inc.	86	2,543
Metro Bancorp, Inc.*	563	11,277
Metrocorp Bancshares, Inc.	900	8,784
MidSouth Bancorp, Inc.	186	2,889
MidWestOne Financial Group, Inc.	400	9,624
National Bankshares, Inc.	119	4,228
National Penn Bancshares, Inc.	4,487	45,588
NBT Bancorp, Inc.	1,469	31,099
Newbridge Bancorp*	1,100	6,589
Northrim BanCorp, Inc.	400	9,676
OFG Bancorp	1,810	32,779
Old National Bancorp	3,786	52,360
OmniAmerican Bancorp, Inc.*	291	6,411
Pacific Continental Corp.	262	3,092
PacWest Bancorp	1,408	43,155
Park National Corp.	424	29,167
Park Sterling Corp.*	1,600	9,456
Peapack-Gladstone Financial Corp.	500	8,750
Penns Woods Bancorp, Inc.	68	2,846
Peoples Bancorp, Inc.	272	5,734
Pinnacle Financial Partners, Inc.*	1,463	37,614
Preferred Bank Los Angeles CA*	700	11,536
PrivateBancorp, Inc.	2,598	55,104
Prosperity Bancshares, Inc.	2,226	115,285
Renasant Corp.	1,037	25,241
Republic Bancorp, Inc., Class A	387	8,483
S&T Bancorp, Inc.	1,259	24,676
S.Y. Bancorp, Inc.	445	10,916
Sandy Spring Bancorp, Inc.	785	16,972
SCBT Financial Corp.	596	30,032
Seacoast Banking Corp. of Florida*	2,200	4,840
Sierra Bancorp	212	3,138
Simmons First National Corp., Class A	800	20,872
Southside Bancshares, Inc.	693	16,549
Southwest Bancorp, Inc.*	436	5,755
State Bank Financial Corp.	1,500	22,545
StellarOne Corp.	616	12,104
Sterling Bancorp	1,486	17,267
Sterling Financial Corp.	1,200	28,536
Suffolk Bancorp*	443	7,239
Sun Bancorp, Inc.*	1,100	3,729
Susquehanna Bancshares, Inc.	6,833	87,804
Taylor Capital Group, Inc.*	833	14,069

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Banks — (continued)
Texas Capital Bancshares, Inc.*	1,573	$69,778
The First of Long Island Corp.	195	6,472
Tompkins Financial Corp.	558	25,216
TowneBank	972	14,308
Trico Bancshares	604	12,883
TrustCo Bank Corp.	3,252	17,691
Trustmark Corp.	2,430	59,729
UMB Financial Corp.	1,281	71,313
Umpqua Holdings Corp.	3,962	59,470
Union First Market Bankshares Corp.	742	15,278
United Bankshares, Inc.	1,894	50,096
United Community Banks, Inc.*	1,878	23,325
Univest Corp. of Pennsylvania	600	11,442
ViewPoint Financial Group, Inc.	1,366	28,426
Virginia Commerce Bancorp*	1,100	15,356
Walker & Dunlap*	400	7,000
Washington Banking Co.	475	6,745
Washington Trust Bancorp, Inc.	670	19,108
Webster Financial Corp.	3,328	85,463
WesBanco, Inc.	1,115	29,469
West Bancorporation, Inc.	268	3,149
Westamerica Bancorporation	973	44,456
Western Alliance Bancorp*	2,775	43,928
Wilshire Bancorp, Inc.	1,576	10,433
Wintrust Financial Corp.	1,342	51,372
Yadkin Valley Financial Corp*	600	8,424

		3,524,764

Beverages — 0.1%
Coca-Cola Bottling Co. Consolidated	174	10,640
Farmers Brothers Co.*	204	2,868
National Beverage Corp.*	242	4,228
The Boston Beer Co., Inc., Class A*	310	52,898

		70,634

Biotechnology — 2.0%
Acorda Therapeutics, Inc.*	1,531	50,508
Alnylam Pharmaceuticals, Inc.*	2,139	66,330
AMAG Pharmaceuticals, Inc.*	856	19,046
Arena Pharmaceuticals, Inc.*	8,506	65,496
Arqule, Inc.*	1,796	4,167
Astex Pharmaceuticals, Inc.*	3,951	16,239
Biotime, Inc.*	400	1,584
Cambrex Corp.*	1,167	16,303
Cell Therapeutics Inc*	5,000	5,250
Celldex Therapeutics, Inc.*	2,744	42,834
Coronado Biosciences, Inc.*	800	6,880
Curis, Inc.*	2,973	9,484
Cytokinetics Inc*	1,000	11,570
Dendreon Corp.*	4,900	20,188
Dynavax Technologies Corp.*	7,500	8,250
Emergent BioSolutions, Inc.*	758	10,930
Enzon Pharmaceuticals, Inc.*	905	1,810
Epizyme Inc*	300	8,439
Exact Sciences Corp.*	2,400	33,384
Exelixis, Inc.*	6,969	31,639

	Number of Shares	Value†

Biotechnology — (continued)
Galena Biopharma, Inc.*	3,600	$7,992
Geron Corp.*	2,750	4,125
GTx, Inc.*	1,000	6,600
Halozyme Therapeutics, Inc.*	3,589	28,497
Harvard Bioscience, Inc.*	700	3,311
ImmunoGen, Inc.*	3,263	54,133
Immunomedics, Inc.*	2,936	15,972
Insmed, Inc.*	1,100	13,156
Intercept Pharmaceuticals, Inc.*	200	8,968
InterMune, Inc.*	3,143	30,236
KYTHERA Biopharmaceuticals, Inc.*	200	5,410
Lexicon Pharmaceuticals, Inc.*	8,826	19,152
Ligand Pharmaceuticals, Inc.*	644	24,099
Merrimack Pharmaceuticals Inc*	3,500	23,590
Momenta Pharmaceuticals, Inc.*	1,882	28,343
Nanosphere, Inc.*	1,800	5,526
NeoGenomics Inc*	1,200	4,776
Newlink Genetics Corp.*	600	11,832
Novavax, Inc.*	4,729	9,694
NPS Pharmaceuticals, Inc.*	3,557	53,711
Omeros Corp.*	1,000	5,040
OncoGenex Pharmaceutical, Inc.*	300	2,940
Pacific Biosciences of California, Inc.*	800	2,016
PDL BioPharma, Inc.	5,117	39,503
Peregrine Pharmaceuticals, Inc.*	5,800	7,482
Prothena Corp. PLC*	500	6,455
Puma Biotechnology Inc*	800	35,496
Repligen Corp.*	1,300	10,712
RTI Biologics, Inc.*	2,035	7,652
Sangamo Biosciences, Inc.*	2,103	16,424
Sequenom, Inc.*	5,097	21,458
Stemline Therapeutics Inc*	400	9,536
Sunesis Pharmaceuticals, Inc.*	1,400	7,294
The Medicines Co.*	2,092	64,350
Trius Therapeutics, Inc.*	1,200	9,744
Verastem Inc*	600	8,328
Vical, Inc.*	2,121	6,639
XOMA Corp.*	3,600	13,068
ZIOPHARM Oncology, Inc.*	1,500	3,150

		1,066,741

Building & Real Estate — 0.0%
AV Homes, Inc.*	195	3,457

Building Materials — 1.1%
AAON, Inc.	838	27,721
Apogee Enterprises, Inc.	1,043	25,032
Boise Cascade Co.*	500	12,705
Builders FirstSource, Inc.*	1,273	7,612
Comfort Systems USA, Inc.	1,227	18,307
Drew Industries, Inc.*	791	31,102
Gibraltar Industries, Inc.*	1,101	16,031
Headwaters, Inc.*	2,880	25,459
Louisiana-Pacific Corp.*	5,194	76,819
LSI Industries, Inc.	314	2,540
NCI Building Systems, Inc.*	764	11,682

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Building Materials — (continued)
Nortek, Inc.*	300	$19,329
Patrick Industries, Inc.*	300	6,237
PGT, Inc.*	1,700	14,739
Ply Gem Holdings Inc*	600	12,036
Quanex Building Products Corp.	1,225	20,629
Simpson Manufacturing Co., Inc.	1,485	43,689
Texas Industries, Inc.*	833	54,262
Trex Co., Inc.*	631	29,966
Universal Forest Products, Inc.	783	31,257
US Concrete Inc*	600	9,852
USG Corp.*	3,000	69,150

		566,156

Chemicals — 2.0%
A. Schulman, Inc.	1,188	31,862
Aceto Corp.	1,042	14,515
American Pacific Corp.*	300	8,505
American Vanguard Corp.	1,078	25,258
Axiall Corp.	2,600	110,708
Balchem Corp.	1,105	49,449
Chemtura Corp.*	3,644	73,973
Ferro Corp.*	2,638	18,334
H.B. Fuller Co.	1,780	67,302
Hawkins, Inc.	249	9,808
Innophos Holdings, Inc.	796	37,547
Innospec, Inc.	900	36,162
Intrepid Potash, Inc.*	2,100	40,005
KMG Chemicals, Inc.	200	4,220
Kraton Performance Polymers, Inc.*	1,041	22,069
Landec Corp.*	1,218	16,090
Minerals Technologies, Inc.	1,328	54,899
Olin Corp.	2,992	71,569
OM Group, Inc.*	1,254	38,774
OMNOVA Solutions, Inc.*	1,168	9,356
PolyOne Corp.	3,755	93,049
Quaker Chemical Corp.	511	31,687
Rentech, Inc.*	7,187	15,093
Sensient Technologies Corp.	1,774	71,794
Stepan Co.	708	39,372
Taminco Corp*	600	12,234
Zep, Inc.	592	9,371
Zoltek Cos., Inc.*	1,395	18,009

		1,031,014

Coal — 0.3%
Alpha Natural Resources, Inc.*	8,300	43,492
Arch Coal, Inc.	7,900	29,862
Cloud Peak Energy, Inc.*	2,200	36,256
SunCoke Energy, Inc.*	2,441	34,223
Walter Energy, Inc.	2,400	24,960
Westmoreland Coal Co.*	300	3,369

		172,162

Commercial Services — 6.1%
ABM Industries, Inc.	2,139	52,427
Acacia Research Corp.	1,880	42,018

	Number of Shares	Value†

Commercial Services — (continued)
Accretive Health, Inc.*	2,012	$21,750
Albany Molecular Research, Inc.*	900	10,683
American Public Education, Inc.*	755	28,056
AMN Healthcare Services, Inc.*	1,909	27,337
Arbitron, Inc.	1,071	49,748
ARC Document Solutions, Inc.*	736	2,944
Ascent Capital Group Inc., Class A*	531	41,455
AVEO Pharmaceuticals, Inc.*	1,400	3,500
Barrett Business Services, Inc.	342	17,856
Bridgepoint Education, Inc.*	533	6,492
Bright Horizons Family Solutions Inc*	400	13,884
Capella Education Co.*	407	16,951
Cardtronics, Inc.*	1,763	48,659
Career Education Corp.*	2,300	6,670
Carriage Services, Inc.	600	10,170
CBIZ, Inc.*	1,340	8,991
CDI Corp.	241	3,413
Cenveo, Inc.*	1,299	2,767
Chemed Corp.	729	52,801
Consolidated Graphics, Inc.*	242	11,376
Convergys Corp.	3,883	67,681
Corinthian Colleges, Inc.*	1,570	3,517
Corvel Corp.*	362	10,596
CoStar Group, Inc.*	1,062	137,072
CRA International, Inc.*	274	5,061
Cross Country Healthcare, Inc.*	584	3,013
Deluxe Corp.	1,907	66,077
Education Management Corp.*	1,500	8,430
Electro Rent Corp.	715	12,005
Ennis, Inc.	858	14,835
Euronet Worldwide, Inc.*	1,855	59,100
EVERTEC, Inc.*	1,100	24,167
Examworks Group, Inc.*	1,200	25,476
ExlService Holdings, Inc.*	1,200	35,472
Forrester Research, Inc.	575	21,097
Franklin Covey Co.*	241	3,244
FTI Consulting, Inc.*	1,556	51,177
Global Cash Access Holdings, Inc.*	2,396	14,999
Grand Canyon Education, Inc.*	1,756	56,596
Great Lakes Dredge & Dock Corp.	2,751	21,513
Green Dot Corp.*	900	17,955
H&E Equipment Services, Inc.*	959	20,206
Healthcare Services Group	2,480	60,810
Heartland Payment Systems, Inc.	1,469	54,720
Heidrick & Struggles International, Inc.	669	11,186
Hillenbrand, Inc.	2,174	51,545
HMS Holdings Corp.*	3,115	72,579
Huron Consulting Group, Inc.*	928	42,911
ICF International, Inc.*	748	23,569
Insperity, Inc.	924	27,997
Intersections, Inc.	300	2,631
ITT Educational Services, Inc.*	900	21,960
K12, Inc.*	1,152	30,263
Kelly Services, Inc., Class A	1,014	17,715
Kforce, Inc.*	1,086	15,856
Korn/Ferry International*	1,790	33,545

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Commercial Services — (continued)
Landauer, Inc.	280	$13,527
LifeLock, Inc.*	2,300	26,933
Lincoln Educational Services Corp.	565	2,978
Live Nation Entertainment, Inc.*	4,971	77,050
Mac-Gray Corp.	199	2,826
MAXIMUS, Inc.	1,244	92,653
McGrath Rentcorp	953	32,554
Medifast, Inc.*	631	16,255
MoneyGram International Inc*	878	19,887
Monro Muffler Brake, Inc.	1,237	59,438
Monster Worldwide, Inc.*	3,900	19,149
Multi-Color Corp.	367	11,135
National Research Corp*	87	1,566
Navigant Consulting, Inc.*	1,984	23,808
Odyssey Marine Exploration, Inc.*	1,800	5,328
On Assignment, Inc.*	1,752	46,813
PAREXEL International Corp.*	2,099	96,428
Pendrell Corp.*	5,800	15,196
Performant Financial Corp*	900	10,431
PHH Corp.*	2,289	46,650
PRGX Global*	600	3,294
Quad /Graphics, Inc.	1,000	24,100
Rent-A-Center, Inc.	2,253	84,600
Resources Connection, Inc.	1,822	21,135
RPX Corp.*	900	15,120
ServiceSource International, Inc.*	2,400	22,368
Sotheby’s	2,441	92,538
Standard Parking Corp.*	393	8,434
Stewart Enterprises, Inc., Class A	2,708	35,448
Strayer Education, Inc.	400	19,532
Swisher Hygiene, Inc.*	2,100	1,806
Team Health Holdings, Inc.*	2,572	105,632
Team, Inc.*	792	29,977
TeleTech Holdings, Inc.*	707	16,565
The Advisory Board Co.*	1,350	73,777
The Brink’s Co.	1,610	41,071
The Corporate Executive Board Co.	1,269	80,226
The Hackett Group, Inc.	516	2,678
The Providence Service Corp.*	400	11,636
TMS International Corp.	300	4,449
TrueBlue, Inc.*	1,576	33,175
Universal Technical Institute, Inc.	525	5,423
Valassis Communications, Inc.	1,366	33,590
Viad Corp.	771	18,905
VistaPrint NV*	1,200	59,244
WEX, Inc.*	1,457	111,752
Xoom Corp*	300	6,876

		3,210,480

Computers — 1.7%
Acorn Energy, Inc.	1,000	8,440
Agilysys, Inc.*	376	4,245
CACI International, Inc., Class A*	850	53,967
Carbonite Inc*	800	9,912
CIBER, Inc.*	3,557	11,880
Computer Task Group, Inc.	579	13,300

	Number of Shares	Value†

Computers — (continued)
Cray, Inc.*	1,299	$25,512
Datalink Corp.*	900	9,576
Digimarc Corp.	100	2,077
Electronics for Imaging, Inc.*	1,724	48,772
Fusion-io, Inc.*	2,900	41,296
iGate Corp.*	1,157	18,998
Imation Corp.*	584	2,470
Immersion Corp.*	842	11,157
Insight Enterprises, Inc.*	1,843	32,695
j2 Global, Inc.	1,674	71,162
LivePerson, Inc.*	1,925	17,238
Manhattan Associates, Inc.*	717	55,324
Maxwell Technologies, Inc.*	666	4,762
Mentor Graphics Corp.	3,576	69,911
Mercury Computer Systems, Inc.*	736	6,786
Mitek Systems, Inc.*	1,000	5,780
MTS Systems Corp.	560	31,696
NetScout Systems, Inc.*	1,265	29,525
Quantum Corp.*	8,761	12,003
RadiSys Corp.*	540	2,597
RealD, Inc.*	1,608	22,351
Silicon Graphics International Corp.*	1,366	18,277
Silver Spring Networks Inc*	200	4,988
Spansion, Inc., Class A*	2,100	26,292
STEC, Inc.*	899	6,041
Super Micro Computer, Inc.*	871	9,267
Sykes Enterprises, Inc.*	1,736	27,359
Synaptics, Inc.*	1,316	50,745
Syntel, Inc.	580	36,465
The KEYW Holding Corp.*	1,300	17,225
Uni-Pixel Inc*	400	5,864
Unisys Corp.*	1,824	40,256
Virtusa Corp.*	889	19,700
Vocera Communications, Inc.*	800	11,760

		897,671

Cosmetics & Personal Care — 0.1%
Elizabeth Arden, Inc.*	1,014	45,701
Inter Parfums, Inc.	624	17,797
Revlon, Inc., Class A*	270	5,956

		69,454

Distribution & Wholesale — 0.9%
Beacon Roofing Supply, Inc.*	1,681	63,676
Core-Mark Holding Co., Inc.	441	28,004
Houston Wire & Cable Co.	369	5,107
MWI Veterinary Supply, Inc.*	426	52,500
Owens & Minor, Inc.	2,276	76,997
Pool Corp.	1,776	93,080
Rentrak Corp.*	165	3,312
ScanSource, Inc.*	981	31,392
Titan Machinery, Inc.*	523	10,267
United Stationers, Inc.	1,519	50,962
Watsco, Inc.	938	78,754

		494,051

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Diversified Financial Services — 2.4%
Aircastle Ltd.	2,576	$41,190
Altisource Residential Corp.*	1,000	16,690
BGC Partners, Inc., Class A	4,907	28,902
Blackhawk Network Holdings*	500	11,600
Calamos Asset Management, Inc., Class A	469	4,924
Cohen & Steers, Inc.	817	27,762
Cowen Group, Inc., Class A*	2,090	6,061
Credit Acceptance Corp.*	224	23,531
DFC Global Corp.*	1,780	24,582
Diamond Hill Investment Group, Inc.*	50	4,252
Doral Financial Corp.*	3,277	2,720
Ellie Mae, Inc.*	800	18,464
Encore Capital Group, Inc.*	797	26,389
Evercore Partners, Inc., Class A	1,222	48,000
FBR & Co.*	277	6,997
Federal Agricultural Mortgage Corp., Class C	300	8,664
Financial Engines, Inc.	1,800	82,062
FXCM, Inc.	1,400	22,974
GAMCO Investors, Inc., Class A	162	8,976
GFI Group, Inc.	1,724	6,741
Greenhill & Co., Inc.	1,100	50,314
GSV Capital Corp.*	1,000	7,860
Hannon Armstrong Sustainable Infrastructure Capital, Inc.*	600	7,128
Higher One Holdings, Inc.*	1,500	17,460
Home Loan Servicing Solutions Ltd.	2,200	52,734
INTL FCstone, Inc.*	293	5,113
Investment Technology Group, Inc.*	1,500	20,970
Janus Capital Group, Inc.	5,600	47,656
JMP Group, Inc.	263	1,746
Knight Capital Group, Inc., Class A*	7,025	25,220
Ladenburg Thalmann Financial Services, Inc.*	1,800	2,970
Manning & Napier, Inc.	300	5,328
MarketAxess Holdings, Inc.	1,399	65,403
Marlin Business Services Corp.	200	4,556
National Financial Partners Corp.*	1,515	38,345
Nelnet, Inc., Class A	799	28,836
Netspend Holdings, Inc.*	1,300	20,761
NewStar Financial, Inc.*	1,300	17,316
Nicholas Financial, Inc.	300	4,536
Oppenheimer Holdings, Inc., Class A	238	4,532
PennyMac Financial Service*	500	10,635
Piper Jaffray Cos.*	687	21,716
Portfolio Recovery Associates, Inc.*	616	94,636
Pzena Investment Management, Inc., Class A	130	848
Regional Management Corp*	200	5,000
Stifel Financial Corp.*	2,206	78,688
SWS Group, Inc.*	768	4,186
Teton Advisors, Inc., Class B~	2	40
The First Marblehead Corp.*	714	843
Virtus Investment Partners, Inc.*	172	30,318
Wageworks, Inc.*	1,000	34,450
Walter Investment Management Corp.*	1,353	45,745
Westwood Holdings Group, Inc.	311	13,348
WisdomTree Investments, Inc.*	3,800	43,966

	Number of Shares	Value†

Diversified Financial Services — (continued)
World Acceptance Corp.*	362	$31,472

		1,266,156

Electric — 2.0%
ALLETE, Inc.	1,451	72,332
Ameresco, Inc., Class A*	300	2,703
Atlantic Power Corp.*	4,127	16,260
Avista Corp.	2,139	57,796
Black Hills Corp.	1,648	80,340
Cleco Corp.	2,271	105,443
Dynegy Inc*	3,700	83,435
El Paso Electric Co.	1,477	52,153
EnerNOC, Inc.*	700	9,282
Genie Energy Ltd.	300	2,745
IDACORP, Inc.	1,901	90,792
MGE Energy, Inc.	828	45,341
NorthWestern Corp.	1,280	51,072
Ormat Technologies, Inc.	700	16,464
Otter Tail Corp.	1,292	36,693
Pike Electric Corp.*	1,058	13,013
PNM Resources, Inc.	2,910	64,573
Portland General Electric Co.	2,756	84,306
The Empire District Electric Co.	1,719	38,351
UIL Holdings Corp.	1,791	68,506
Unitil Corp.	363	10,483
UNS Energy Corp.	1,427	63,830

		1,065,913

Electrical Components & Equipment — 1.4%
Acuity Brands, Inc.	1,632	123,249
Advanced Energy Industries, Inc.*	1,393	24,252
American Superconductor Corp.*	1,090	2,878
Belden, Inc.	1,655	82,634
Capstone Turbine Corp.*	9,700	11,349
Coleman Cable, Inc.	300	5,418
Encore Wire Corp.	771	26,291
EnerSys,Inc.	1,723	84,496
Generac Holdings, Inc.*	1,949	72,132
General Cable Corp.	1,900	58,425
GrafTech International Ltd.*	4,400	32,032
Graham Corp.	266	7,988
Insteel Industries, Inc.	691	12,106
Littelfuse, Inc.	778	58,047
Powell Industries, Inc.*	429	22,158
Power-One, Inc.*	2,924	18,480
PowerSecure International, Inc.*	800	12,024
Sunpower Corp.*	1,600	33,120
Universal Display Corp.*	1,549	43,542
Vicor Corp.*	422	2,891

		733,512

Electronics — 2.0%
American Science & Engineering, Inc.	278	15,568
Analogic Corp.	507	36,925
Badger Meter, Inc.	459	20,448
Bel Fuse, Inc., Class B	269	3,618

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Electronics — (continued)
Benchmark Electronics, Inc.*	2,077	$41,748
Brady Corp., Class A	1,857	57,066
Checkpoint Systems, Inc.*	1,545	21,923
Coherent, Inc.*	873	48,076
CTS Corp.	1,263	17,227
Daktronics, Inc.	1,209	12,404
Electro Scientific Industries, Inc.	693	7,457
FARO Technologies, Inc.*	620	20,968
FEI Co.	1,446	105,543
Fluidigm Corp.*	900	15,714
II-VI, Inc.*	2,056	33,431
InvenSense, Inc.*	2,200	33,836
Itron, Inc.*	1,500	63,645
Kemet Corp.*	1,100	4,521
Measurement Specialties, Inc.*	670	31,175
Mesa Laboratories, Inc.	100	5,413
Methode Electronics, Inc.	1,460	24,835
Multi-Fineline Electronix, Inc.*	152	2,251
Newport Corp.*	1,463	20,380
NVE Corp.*	109	5,103
OSI Systems, Inc.*	757	48,766
Park Electrochemical Corp.	633	15,198
Plexus Corp.*	1,203	35,958
Rofin-Sinar Technologies, Inc.*	1,186	29,579
Rogers Corp.*	660	31,231
Sanmina Corp.*	3,326	47,728
Sparton Corp.*	400	6,896
Stoneridge, Inc.*	673	7,834
Taser International, Inc.*	1,711	14,578
TTM Technologies, Inc.*	2,359	19,816
Viasystems Group, Inc.*	100	1,153
Vishay Precision Group, Inc.*	300	4,542
Watts Water Technologies, Inc., Class A	1,117	50,645
Woodward, Inc.	2,623	104,920
Zagg, Inc.*	500	2,675
Zygo Corp.*	382	6,039

		1,076,833

Energy-Alternate Sources — 0.2%
Amyris, Inc.*	400	1,156
Clean Energy Fuels Corp.*	2,200	29,040
FuelCell Energy, Inc.*	2,681	3,405
FutureFuel Corp.	500	7,085
Green Plains Renewable Energy, Inc.*	1,267	16,876
KiOR, Inc — Class A*	1,880	10,735
Renewable Energy Group Inc*	900	12,807
Rex American Resources Corp.*	192	5,524
Solazyme, Inc.*	1,800	21,096

		107,724

Engineering & Construction — 0.8%
Argan, Inc.*	536	8,362
Dycom Industries, Inc.*	1,153	26,680
EMCOR Group, Inc.	2,463	100,121
Engility Holdings Inc*	700	19,894
Exponent, Inc.	520	30,737

	Number of Shares	Value†

Engineering & Construction — (continued)
Granite Construction, Inc.	1,444	$42,974
Layne Christensen Co.*	926	18,066
MasTec, Inc.*	2,264	74,486
Michael Baker Corp.	191	5,178
Mistras Group, Inc.*	800	14,064
MYR Group, Inc.*	583	11,339
Orion Marine Group, Inc.*	1,137	13,746
Sterling Construction Co., Inc.*	353	3,198
Tutor Perini Corp.*	1,397	25,272
VSE Corp.	104	4,271

		398,388

Entertainment — 0.7%
Carmike Cinemas, Inc.*	800	15,488
Churchill Downs, Inc.	520	41,002
International Speedway Corp.	1,100	34,617
Isle of Capri Casinos, Inc.*	241	1,808
Marriott Vacations Worldwide Corp.*	1,100	47,564
Multimedia Games, Inc.*	1,070	27,895
National CineMedia, Inc.	1,974	33,341
Pinnacle Entertainment, Inc.*	2,182	42,920
Scientific Games Corp., Class A*	1,900	21,375
SHFL Entertainment, Inc.*	2,085	36,925
Speedway Motorsports, Inc.	316	5,498
Vail Resorts, Inc.	1,346	82,806

		391,239

Environmental Control — 0.6%
ADA-ES, Inc.*	400	16,848
Calgon Carbon Corp.*	2,162	36,062
Casella Waste Systems, Inc., Class A*	600	2,586
Darling International, Inc.*	4,467	83,354
Energy Recovery, Inc.*	1,918	7,921
Heritage-Crystal Clean, Inc.*	200	2,922
Met-Pro Corp.	452	6,075
Mine Safety Appliances Co.	1,021	47,528
Nuverra Environmental Solutions Inc*	4,413	12,798
Tetra Tech, Inc.*	2,264	53,227
TRC Cos., Inc.*	500	3,500
U.S. Ecology, Inc.	742	20,360

		293,181

Food — 2.1%
Annie’s, Inc.*	500	21,370
Arden Group, Inc., Class A	11	1,214
B&G Foods, Inc., Class A	1,972	67,147
Boulder Brands, Inc.*	1,879	22,642
Cal-Maine Foods, Inc.	623	28,976
Calavo Growers, Inc.	451	12,263
Chefs Warehouse Holdings, Inc.*	450	7,740
Chiquita Brands International, Inc.*	1,824	19,918
Diamond Foods, Inc.*	776	16,102
Dole Food Co., Inc.*	1,660	21,165
Fairway Group Holdings Corp.*	600	14,502
Fresh Del Monte Produce, Inc.	1,516	42,266
Harris Teeter Supermarkets, Inc.	1,837	86,082

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Food — (continued)
Ingles Markets, Inc., Class A	304	$7,676
J&J Snack Foods Corp.	532	41,390
John B. Sanfilippo & Son, Inc.	400	8,064
Lancaster Colony Corp.	672	52,409
Lifeway Foods, Inc.	87	1,510
Nash Finch Co.	440	9,684
Pilgrim’s Pride Corp.*	2,287	34,168
Post Holdings, Inc.*	1,200	52,392
Sanderson Farms, Inc.	834	55,394
Seaboard Corp.	11	29,788
Seneca Foods Corp., Class A*	211	6,473
Snyders-Lance, Inc.	1,679	47,700
Spartan Stores, Inc.	602	11,101
SUPERVALU, Inc.	7,400	46,028
The Hain Celestial Group, Inc.*	1,462	94,986
Tootsie Roll Industries, Inc.	788	25,043
TreeHouse Foods, Inc.*	1,314	86,120
United Natural Foods, Inc.*	1,800	97,182
Village Super Market, Inc., Class A	268	8,868
Weis Markets, Inc.	466	21,003

		1,098,366

Forest Products & Paper — 0.7%
Boise, Inc.*	3,725	31,812
Buckeye Technologies, Inc.	1,380	51,115
Clearwater Paper Corp.*	878	41,319
Deltic Timber Corp.	392	22,665
KapStone Paper and Packaging Corp.*	1,620	65,092
Neenah Paper, Inc.	574	18,236
Orchids Paper Products Co.	400	10,500
P.H. Glatfelter Co.	1,659	41,641
Resolute Forest Products*	2,700	35,559
Schweitzer-Mauduit International, Inc.	1,176	58,659
Wausau Paper Corp.	1,581	18,023

		394,621

Gas — 1.0%
Chesapeake Utilities Corp.	357	18,382
Delta Natural Gas Co., Inc.	400	8,500
New Jersey Resources Corp.	1,632	67,777
Northwest Natural Gas Co.	1,050	44,604
Piedmont Natural Gas Co., Inc.	2,851	96,193
South Jersey Industries, Inc.	1,140	65,447
Southwest Gas Corp.	1,794	83,941
The Laclede Group, Inc.	1,156	52,783
WGL Holdings, Inc.	1,994	86,181

		523,808

Hand & Machine Tools — 0.1%
Franklin Electric Co., Inc.	1,770	59,560
Hardinge, Inc.	500	7,390

		66,950

Healthcare Products — 3.5%
Abaxis, Inc.*	829	39,386
ABIOMED, Inc.*	1,489	32,103

	Number of Shares	Value†

Healthcare Products — (continued)
Accuray, Inc.*	2,738	$15,716
Affymetrix, Inc.*	2,371	10,527
Align Technology, Inc.*	2,765	102,416
Alphatec Holdings, Inc.*	816	1,673
AngioDynamics, Inc.*	558	6,294
ArthroCare Corp.*	1,155	39,882
AtriCure, Inc.*	400	3,800
Atrion Corp.	37	8,092
Biolase, Inc.*	4	14
Cantel Medical Corp.	850	28,790
Cardiovascular Systems, Inc.*	900	19,080
Cepheid, Inc.*	2,380	81,920
Cerus Corp.*	3,600	15,912
CONMED Corp.	1,003	31,334
CryoLife, Inc.	599	3,750
Cutera, Inc.*	500	4,400
Cyberonics, Inc.*	1,032	53,623
Cynosure, Inc., Class A*	694	18,033
DexCom, Inc.*	2,542	57,068
Endologix, Inc.*	2,298	30,517
Exactech, Inc.*	209	4,128
GenMark Diagnostics, Inc.*	1,200	12,418
Genomic Health, Inc.*	509	16,140
Globus Medical, Inc.*	2,100	35,406
Greatbatch, Inc.*	993	32,560
Haemonetics Corp.*	1,946	80,467
Hanger, Inc.*	1,408	44,535
HeartWare International, Inc.*	589	56,020
ICU Medical, Inc.*	479	34,517
Insulet Corp.*	1,846	57,983
Integra LifeSciences Holdings Corp.*	826	30,256
Invacare Corp.	1,190	17,088
Luminex Corp.*	1,353	27,885
MAKO Surgical Corp.*	1,705	20,545
Masimo Corp.*	1,904	40,365
Merge Healthcare, Inc.*	1,657	5,965
Meridian Bioscience, Inc.	1,360	29,240
Merit Medical Systems, Inc.*	1,375	15,331
MiMedx Group, Inc.*	3,200	22,592
Natus Medical, Inc.*	1,475	20,134
NuVasive, Inc.*	1,706	42,292
NxStage Medical, Inc.*	2,284	32,616
OraSure Technologies, Inc.*	2,201	8,540
Orthofix International N.V.*	671	18,050
Photomedex, Inc.*	700	11,158
Quidel Corp.*	1,051	26,832
Rochester Medical Corp.*	400	5,892
Rockwell Medical Technologies, Inc.*	400	1,444
Solta Medical, Inc.*	1,200	2,736
Spectranetics Corp.*	1,265	23,630
Staar Surgical Co.*	1,400	14,210
STERIS Corp.	2,232	95,708
SurModics, Inc.*	773	15,468
Symmetry Medical, Inc.*	1,744	14,684
TearLab Corp.*	1,000	10,620
The Female Health Co.	904	8,913

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Healthcare Products — (continued)
Thoratec Corp.*	2,100	$65,751
Tornier NV*	800	14,000
Unilife Corp.*	3,410	10,810
Utah Medical Products, Inc.	200	10,860
Vascular Solutions, Inc.*	883	12,989
Volcano Corp.*	1,964	35,607
West Pharmaceutical Services, Inc.	1,289	90,565
Wright Medical Group, Inc.*	1,661	43,535

		1,824,815

Healthcare Services — 1.6%
Acadia Healthcare Co., Inc.*	1,300	42,991
Air Methods Corp.*	1,387	46,992
Almost Family, Inc.*	177	3,363
Amedisys, Inc.*	806	9,366
Amsurg Corp.*	1,223	42,927
Assisted Living Concepts, Inc., Class A	404	4,832
Bio-Reference Labs, Inc.*	1,007	28,951
Capital Senior Living Corp.*	1,036	24,760
Centene Corp.*	1,968	103,241
Chindex International, Inc.*	314	5,093
Emeritus Corp.*	1,483	34,376
Five Star Quality Care, Inc.*	800	4,488
Gentiva Health Services, Inc.*	1,623	16,165
HealthSouth Corp.*	3,236	93,197
Healthways, Inc.*	1,558	27,078
IPC The Hospitalist Co., Inc.*	647	33,230
Kindred Healthcare, Inc.*	1,986	26,076
LHC Group, Inc.*	382	7,480
Magellan Health Services, Inc.*	1,041	58,379
Molina Healthcare, Inc.*	1,168	43,426
National Healthcare Corp.	406	19,407
Select Medical Holdings Corp.	1,300	10,660
Skilled Healthcare Group, Inc., Class A*	561	3,748
The Ensign Group, Inc.	740	26,063
Triple-S Management Corp., Class B*	691	14,836
U.S. Physical Therapy, Inc.	591	16,335
Vanguard Health Systems, Inc.*	987	20,470
WellCare Health Plans, Inc.*	1,626	90,324

		858,254

Holding Companies — 0.2%
Harbinger Group, Inc.*	1,775	13,383
Horizon Pharma, Inc.*	1,000	2,460
National Bank Holdings Corp.	2,000	39,400
Primoris Services Corp.	1,290	25,439

		80,682

Home Builders — 0.8%
Beazer Homes USA, Inc.*	924	16,188
Cavco Industries, Inc.*	169	8,526
Hovnanian Enterprises, Inc., Class A*	4,810	26,984
KB Home	2,900	56,927
M.D.C. Holdings, Inc.	1,400	45,514
M/I Homes, Inc.*	836	19,195
Meritage Homes Corp.*	1,390	60,270

	Number of Shares	Value†

Home Builders — (continued)
Standard Pacific Corp.*	5,590	$46,565
The Ryland Group, Inc.	1,746	70,015
TRI Pointe Homes, Inc.*	600	9,948
William Lyon Homes*	600	15,126
Winnebago Industries, Inc.*	1,122	23,551

		398,809

Home Furnishings — 0.5%
American Woodmark Corp.*	369	12,804
Bassett Furniture Industries, Inc.	600	9,318
DTS, Inc.*	703	14,468
Ethan Allen Interiors, Inc.	1,028	29,606
Hooker Furniture Corp.	600	9,756
Kimball International, Inc., Class B	1,244	12,079
La-Z-Boy, Inc.	1,962	39,770
Select Comfort Corp.*	1,972	49,418
Skullcandy, Inc.*	407	2,222
TiVo, Inc.*	4,855	53,648
Universal Electronics, Inc.*	700	19,691
VOXX International Corp*	825	10,123

		262,903

Household Products & Wares — 0.6%
ACCO Brands Corp.*	4,393	27,940
American Greetings Corp., Class A	1,043	19,003
AT Cross Co. Class A*	300	5,085
Blyth, Inc.	282	3,937
Central Garden & Pet Co., Class A*	1,202	8,294
CSS Industries, Inc.	212	5,285
Helen of Troy Ltd.*	1,195	45,852
Oil-Dri Corp. of America	97	2,665
Prestige Brands Holdings, Inc.*	1,972	57,464
Spectrum Brands Holdings, Inc.	800	45,496
Tumi Holdings, Inc.*	1,800	43,200
WD-40 Co.	646	35,194

		299,415

Housewares — 0.0%
Libbey, Inc.*	800	19,176
Lifetime Brands, Inc.	200	2,716

		21,892

Industrial — 0.1%
Aegion Corp*	1,555	35,003
Rexnord Corp.*	1,000	16,850

		51,853

Insurance — 2.6%
AMBAC Financial Group, Inc.*	1,700	40,511
American Equity Investment Life Holding Co.	2,576	40,443
American Safety Insurance Holdings Ltd.*	395	11,435
AMERISAFE, Inc.	708	22,932
AmTrust Financial Services, Inc.	1,152	41,126
Argo Group International Holdings Ltd.	1,041	44,128
Baldwin & Lyons, Inc., Class B	325	7,891
Citizens, Inc.*	1,466	8,767

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Insurance — (continued)
CNO Financial Group, Inc.	8,293	$107,477
Crawford & Co., Class B	338	1,900
Donegal Group, Inc., Class A	283	3,953
eHealth, Inc.*	720	16,358
EMC Insurance Group, Inc.	100	2,626
Employers Holdings, Inc.	1,282	31,345
Enstar Group Ltd.*	374	49,735
FBL Financial Group, Inc., Class A	327	14,228
First American Financial Corp.	4,073	89,769
Global Indemnity PLC*	383	9,020
Greenlight Capital Re Ltd., Class A*	928	22,764
Hallmark Financial Services, Inc.*	255	2,331
HCI Group, Inc.	500	15,360
Hilltop Holdings, Inc.*	2,392	39,229
Horace Mann Educators Corp.	1,509	36,789
Infinity Property & Casualty Corp.	420	25,099
Kansas City Life Insurance Co.	73	2,794
Maiden Holdings Ltd.	2,268	25,447
Meadowbrook Insurance Group, Inc.	1,518	12,190
MGIC Investment Corp.*	11,427	69,362
Montpelier Re Holdings Ltd.	1,707	42,692
National Interstate Corp.	102	2,983
National Western Life Insurance Co., Class A	52	9,872
Onebeacon Insurance Group Ltd., Class A	600	8,688
Platinum Underwriters Holdings Ltd.	1,156	66,146
Primerica, Inc.	2,100	78,624
Radian Group, Inc.	6,303	73,241
RLI Corp.	761	58,148
Safety Insurance Group, Inc.	382	18,531
Selective Insurance Group	2,175	50,068
State Auto Financial Corp.	376	6,832
Stewart Information Services Corp.	808	21,162
Symetra Financial Corp.	3,200	51,168
The Navigators Group, Inc.*	395	22,531
The Phoenix Cos., Inc.*	146	6,278
Tower Group International Ltd.	2,147	44,035
United Fire Group, Inc.	680	16,884
Universal American Corp.*	1,780	15,824
Universal Insurance Holdings, Inc.	1,251	8,857

		1,397,573

Internet — 2.7%
1-800-Flowers.com, Inc., Class A*	737	4,562
Angie’s List, Inc.*	1,600	42,480
Bankrate, Inc.*	1,523	21,870
Bazaarvoice, Inc.*	1,900	17,898
Blucora, Inc.*	1,496	27,736
Blue Nile, Inc.*	439	16,586
Boingo Wireless, Inc.*	900	5,589
Brightcove, Inc.*	1,200	10,512
BroadSoft, Inc.*	961	26,524
Cogent Communications Group, Inc.	1,719	48,390
comScore, Inc.*	1,359	33,146
Constant Contact, Inc.*	865	13,901
CyrusOne, Inc.	700	14,518
DealerTrack Holdings, Inc.*	1,696	60,089

	Number of Shares	Value†

Internet — (continued)
Dice Holdings, Inc.*	1,163	$10,711
ePlus, Inc.*	74	4,432
ExactTarget, Inc.*	1,600	53,952
Global Eagle Entertainment, Inc.*	900	9,054
Global Sources Ltd.*	372	2,496
HealthStream, Inc.*	600	15,192
ICG Group, Inc.*	1,228	13,999
Internap Network Services Corp.*	1,921	15,887
IntraLinks Holdings, Inc.*	800	5,808
Keynote Systems, Inc.	428	8,457
Limelight Networks, Inc.*	1,172	2,637
Lionbridge Technologies, Inc.*	1,243	3,605
Liquidity Services, Inc.*	1,035	35,884
Marketo, Inc.*	300	7,461
ModusLink Global Solutions, Inc.*	945	3,005
Move, Inc*	1,879	24,089
NIC, Inc.*	2,629	43,457
NutriSystem, Inc.	1,037	12,216
OpenTable, Inc.*	856	54,741
Orbitz Worldwide, Inc.*	476	3,822
Overstock.com, Inc.*	271	7,642
PC-Tel, Inc.	1,200	10,176
Perficient, Inc.*	1,245	16,608
QuinStreet, Inc.*	715	6,171
ReachLocal, Inc.*	200	2,452
RealNetworks, Inc.*	515	3,893
Reis, Inc.*	400	7,396
Responsys, Inc.*	1,400	20,034
Safeguard Scientifics, Inc.*	1,050	16,853
Sapient Corp.*	4,152	54,225
Shutterfly, Inc.*	1,390	77,548
Shutterstock, Inc.*	300	16,734
Sourcefire, Inc.*	1,170	64,994
Spark Networks, Inc.*	800	6,760
SPS Commerce, Inc.*	500	27,500
Stamps.com, Inc.*	462	18,198
support.com, Inc.*	1,139	5,205
TechTarget, Inc.*	500	2,235
The Active Network, Inc.*	1,400	10,598
Towerstream Corp.*	900	2,295
Travelzoo, Inc.*	311	8,478
Trulia, Inc.*	900	27,981
United Online, Inc.	2,790	21,148
Unwired Planet, Inc.*	1,814	3,537
ValueClick, Inc.*	2,790	68,857
VASCO Data Security International, Inc.*	728	6,050
VirnetX Holding Corp.*	1,583	31,644
Vitacost.com, Inc.*	1,300	10,985
Vocus, Inc.*	881	9,268
Web.com Group, Inc.*	1,600	40,960
WebMD Health Corp.*	1,300	38,181
XO Group, Inc.*	659	7,381
Yelp, Inc.*	1,100	38,247
Zillow, Inc. Class A*	788	44,364
Zix Corp.*	1,148	4,856

		1,414,160

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Investment Companies — 1.1%
Apollo Investment Corp.	8,379	$64,853
Arlington Asset Investment Corp., Class A	500	13,370
BlackRock Kelso Capital Corp.	2,684	25,122
Capital Southwest Corp.	159	21,915
Fifth Street Finance Corp.	4,330	45,249
Firsthand Technology Value Fund, Inc.*	500	9,930
Gladstone Capital Corp.	412	3,366
Golub Capital BDC, Inc.	1,368	23,940
KCAP Financial, Inc.	614	6,914
Main Street Capital Corp.	1,349	37,354
MCG Capital Corp.	1,854	9,659
Medallion Financial Corp.	748	10,405
Medley Capital Group	1,242	16,866
MVC Capital, Inc.	1,281	16,128
New Mountain Finance Corp.	979	13,863
NGP Capital Resources Co.	338	2,072
PennantPark Floating Rate Capital Ltd.	500	7,070
PennantPark Investment Corp.	2,463	27,216
Prospect Capital Corp.	9,178	99,122
Solar Capital Ltd.	1,511	34,889
Solar Senior Capital Ltd.	513	9,444
Stellus Capital Investment Corp.	600	9,030
TCP Capital Corp.	1,000	16,770
THL Credit, Inc.	1,000	15,190
TICC Capital Corp.	1,705	16,402
Triangle Capital Corp.	1,000	27,510

		583,649

Iron & Steel — 0.2%
AK Steel Holding Corp.	3,900	11,856
Commercial Metals Co.	4,400	64,988
Schnitzer Steel Industries, Inc., Class A	900	21,042
Universal Stainless & Alloy Products, Inc.*	133	3,921

		101,807

Leisure Time — 0.6%
Arctic Cat, Inc.	444	19,971
Black Diamond, Inc.*	400	3,760
Brunswick Corp.	3,468	110,803
Callaway Golf Co.	2,146	14,121
Interval Leisure Group, Inc.	1,416	28,207
Johnson Outdoors, Inc.*	200	4,980
Life Time Fitness, Inc.*	1,659	83,132
Marine Products Corp.	160	1,283
Nautilus, Inc.*	1,300	11,297
Town Sports International Holdings, Inc.*	600	6,462
WMS Industries, Inc.*	2,100	53,571

		337,587

Lodging — 0.2%
Ameristar Casinos, Inc.	1,205	31,679
Boyd Gaming Corp.*	2,300	25,990
Marcus Corp.	433	5,508
Monarch Casino & Resort, Inc.*	185	3,119
Morgans Hotel Group Co.*	394	3,176
Orient-Express Hotels Ltd., Class A*	3,345	40,675

		110,147

	Number of Shares	Value†

Machinery — Construction & Mining — 0.1%
Astec Industries, Inc.	698	$23,934
Hyster-Yale Materials Handling, Inc.	344	21,600

		45,534

Machinery — Diversified — 1.4%
Alamo Group, Inc.	317	12,940
Albany International Corp., Class A	1,132	37,333
Altra Holdings, Inc.	1,003	27,462
Applied Industrial Technologies, Inc.	1,582	76,458
Briggs & Stratton Corp.	1,936	38,333
Chart Industries, Inc.*	1,077	101,335
Cognex Corp.	1,557	70,408
Columbus McKinnon Corp.*	685	14,604
DXP Enterprises, Inc.*	322	21,445
ExOne Co. The*	200	12,344
Flow International Corp.*	1,208	4,457
Global Power Equipment Group, Inc.	400	6,448
Hurco Cos., Inc.	200	5,754
Intermec, Inc.*	2,235	21,970
iRobot Corp.*	1,082	43,031
Kadant, Inc.	299	9,021
Lindsay Corp.	453	33,966
Manitex International, Inc.*	500	5,475
Middleby Corp.*	695	118,213
NACCO Industries, Inc., Class A	222	12,716
Tecumseh Products Co., Class A*	800	8,744
Tennant Co.	736	35,527
The Gorman-Rupp Co.	401	12,768
Twin Disc, Inc.	235	5,569

		736,321

Media — 0.9%
Belo Corp., Class A	3,560	49,662
Central European Media Enterprises Ltd., Class A*	3,100	10,261
Courier Corp.	247	3,527
Crown Media Holdings, Inc., Class A*	217	536
Cumulus Media, Inc., Class A*	2,800	9,492
Demand Media, Inc.*	1,300	7,800
Dex Media, Inc.*	700	12,299
Digital Generation, Inc.*	657	4,842
E.W. Scripps Co., Class A*	1,206	18,790
Entercom Communications Corp., Class A*	1,400	13,216
Entravision Communications Corp., Class A*	2,800	17,220
Fisher Communications, Inc.	400	16,432
Gray Television, Inc.*	2,000	14,400
Journal Communications, Inc., Class A*	1,784	13,362
LIN TV Corp., Class A*	1,072	16,402
Martha Stewart Living Omnimedia, Inc., Class A*	562	1,354
Media General, Inc., Class A*	800	8,824
Meredith Corp.	1,300	62,010
Nexstar Broadcasting Group	1,100	39,006
Saga Communications, Inc.*	133	6,106
Scholastic Corp.	956	28,001
Sinclair Broadcast Group, Inc., Class A	2,517	73,950

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Media — (continued)
The McClatchy Co., Class A*	1,100	$2,508
The New York Times Co., Class A*	4,821	53,320
World Wrestling Entertainment, Inc.,Class A	914	9,423

		492,743

Medical Instruments — 0.0%
Navidea Biopharmaceuticals, Inc.*	6,000	16,020

Metal Fabricate/Hardware — 0.8%
A.M. Castle & Co.*	435	6,856
Ampco-Pittsburgh Corp.	214	4,017
CIRCOR International, Inc.	735	37,382
Dynamic Materials Corp.	290	4,788
Furmanite Corp.*	954	6,382
Haynes International, Inc.	364	17,425
Kaydon Corp.	1,178	32,454
L.B. Foster Co., Class A	366	15,800
Mueller Industries, Inc.	1,094	55,170
Mueller Water Products, Inc., Class A	6,192	42,787
NN, Inc.	400	4,564
Northwest Pipe Co.*	183	5,106
Olympic Steel, Inc.	231	5,659
Omega Flex, Inc.*	59	877
RBC Bearings, Inc.*	837	43,482
RTI International Metals, Inc.*	1,113	30,841
Sun Hydraulics Corp.	859	26,870
Worthington Industries, Inc.	1,984	62,913

		403,373

Mining — 0.8%
Allied Nevada Gold Corp.*	4,000	25,920
AMCOL International Corp.	1,098	34,796
Century Aluminum Co.*	2,254	20,917
Coeur d’Alene Mines Corp.*	3,828	50,912
General Moly, Inc.*	1,499	2,803
Globe Specialty Metals, Inc.	2,414	26,240
Gold Resource Corp.	1,300	11,323
Hecla Mining Co.	12,817	38,195
Horsehead Holding Corp.*	1,583	20,278
Kaiser Aluminum Corp.	716	44,349
Materion Corp.	857	23,216
Midway Gold Corp.*	2,200	2,075
Molycorp, Inc.*	4,800	29,760
Noranda Aluminium Holding Corp.	600	1,938
Paramount Gold and Silver Corp.*	2,900	3,451
Stillwater Mining Co.*	4,524	48,588
United States Lime & Minerals, Inc.*	29	1,515
Ur-Energy, Inc.*	5,400	7,236
Uranium Energy Corp.*	2,400	4,296
US Silica Holdings, Inc.	600	12,468

		410,276

Miscellaneous Manufacturing — 1.8%
Actuant Corp., Class A	2,806	92,514
American Railcar Industries, Inc.	300	10,053
AZZ, Inc.	976	37,635

	Number of Shares	Value†

Miscellaneous Manufacturing — (continued)
Barnes Group, Inc.	1,965	$58,930
Blount International, Inc.*	1,995	23,581
Chase Corp.	200	4,472
CLARCOR, Inc.	1,898	99,095
EnPro Industries, Inc.*	717	36,395
ESCO Technologies, Inc.	1,034	33,481
Fabrinet*	1,100	15,400
Federal Signal Corp.*	2,343	20,501
FreightCar America, Inc.	270	4,587
GP Strategies Corp.*	696	16,579
Griffon Corp.	1,956	22,005
Handy & Harman Ltd.*	200	3,576
John Bean Technologies Corp.	1,229	25,821
Koppers Holdings, Inc.	820	31,308
LSB Industries, Inc.*	749	22,777
Lydall, Inc.*	600	8,760
Matthews International Corp., Class A	1,105	41,658
Movado Group, Inc.	760	25,711
Myers Industries, Inc.	1,125	16,886
NL Industries, Inc.	90	1,017
Park-Ohio Holdings Corp.*	200	6,596
PMFG, Inc.*	486	3,363
Polypore International, Inc.*	1,700	68,510
Proto Labs, Inc.*	600	38,982
Raven Industries, Inc.	1,346	40,353
Smith & Wesson Holding Corp.*	1,979	19,750
Standex International Corp.	500	26,375
Sturm Ruger & Co., Inc.	619	29,737
Tredegar Corp.	761	19,558
Trimas Corp.*	1,495	55,734

		961,700

Office Furnishings — 0.4%
Herman Miller, Inc.	2,232	60,420
HNI Corp.	1,643	59,263
Interface, Inc.	2,195	37,249
Knoll, Inc.	1,953	27,752
Steelcase, Inc., Class A	3,131	45,650

		230,334

Oil & Gas — 2.5%
Abraxas Petroleum Corp.*	2,000	4,200
Adams Resources & Energy, Inc.	100	6,889
Alon USA Energy, Inc.	952	13,766
Apco Oil and Gas International, Inc.*	258	2,975
Approach Resources, Inc.*	1,341	32,948
Arabian American Development Co.*	1,000	8,700
Berry Petroleum Co., Class A	2,034	86,079
Bill Barrett Corp.*	1,725	34,879
Bonanza Creek Energy, Inc.*	1,100	39,006
BPZ Resources, Inc.*	2,283	4,087
Callon Petroleum Co.*	1,000	3,370
Carrizo Oil & Gas, Inc.*	1,465	41,503
Clayton Williams Energy, Inc.*	217	9,439
Comstock Resources, Inc.	1,987	31,256
Contango Oil & Gas Co.*	503	16,976

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Oil & Gas — (continued)
Delek US Holdings, Inc.	1,398	$40,234
Diamondback Energy, Inc.*	700	23,324
Emerald Oil, Inc.*	1,500	10,290
Endeavour International Corp.*	1,352	5,192
Energy XXI Bermuda Ltd.	3,062	67,915
EPL Oil & Gas, Inc.*	1,200	35,232
Equal Energy Ltd	1,600	6,464
Evolution Petroleum Corp.*	500	5,455
EXCO Resources, Inc.	5,100	38,964
Forest Oil Corp.*	3,900	15,951
FX Energy, Inc.*	1,389	4,459
Gastar Exploration Ltd.*	1,500	4,005
Goodrich Petroleum Corp.*	1,281	16,397
Halcon Resources Corp.*	7,776	44,090
Hercules Offshore, Inc.*	6,105	42,979
Isramco, Inc.*	21	1,957
Kodiak Oil & Gas Corp.*	9,900	88,011
Magnum Hunter Resources Corp.*	5,200	18,980
Matador Resources Co.*	1,900	22,762
Midstates Petroleum Co., Inc.*	1,100	5,951
Miller Energy Resources, Inc.*	400	1,600
Northern Oil & Gas, Inc.*	2,253	30,055
Panhandle Oil and Gas, Inc., Class A	117	3,335
Parker Drilling Co.*	5,217	25,981
PDC Energy, Inc.*	1,112	57,246
Penn Virginia Corp.	2,012	9,456
PetroQuest Energy, Inc.*	1,539	6,094
Quicksilver Resources, Inc.*	4,600	7,728
Resolute Energy Corp.*	2,200	17,556
Rex Energy Corp.*	1,800	31,644
Rosetta Resources, Inc.*	2,237	95,117
Sanchez Energy Corp.*	1,100	25,256
Stone Energy Corp.*	1,879	41,394
Swift Energy Co.*	1,889	22,649
Synergy Resources Corp.*	2,000	14,640
Triangle Petroleum Corp.*	1,100	7,711
Vaalco Energy, Inc.*	2,430	13,900
W&T Offshore, Inc.	1,043	14,904
Warren Resources, Inc.*	1,705	4,348
Western Refining, Inc.	2,037	57,179

		1,322,478

Oil & Gas Services — 1.8%
Basic Energy Services, Inc.*	1,488	17,990
Bolt Technology Corp.	400	6,832
C J Energy Services, Inc.*	1,430	27,699
Cal Dive International, Inc.*	2,189	4,115
CARBO Ceramics, Inc.	700	47,201
Dawson Geophysical Co.*	215	7,925
Exterran Holdings, Inc.*	2,100	59,052
Flotek Industries, Inc.*	1,800	32,292
Forum Energy Technologies, Inc.*	1,500	45,645
Geospace Technologies Corp.*	476	32,882
Global Geophysical Services, Inc.*	500	2,360
Gulf Island Fabrication, Inc.	318	6,090
Helix Energy Solutions Group, Inc.*	4,001	92,183

	Number of Shares	Value†

Oil & Gas Services — (continued)
Hornbeck Offshore Services, Inc.*	1,378	$73,723
ION Geophysical Corp.*	5,465	32,899
Key Energy Services, Inc.*	6,024	35,843
Lufkin Industries, Inc.	1,272	112,534
Matrix Service Co.*	687	10,703
Mitcham Industries, Inc.*	300	5,034
Natural Gas Services Group, Inc.*	294	6,906
Newpark Resources, Inc.*	3,512	38,597
Pioneer Energy Services Corp.*	2,650	17,543
SEACOR Holdings, Inc.*	800	66,440
Targa Resources Corp.	1,200	77,196
Tesco Corp.*	1,400	18,550
TETRA Technologies, Inc.*	2,979	30,565
TGC Industries, Inc.	945	7,768
Thermon Group Holdings, Inc.*	1,100	22,440
Vantage Drilling Co.*	9,090	18,544
Willbros Group, Inc.*	1,017	6,244

		963,795

Packaging and Containers — 0.2%
AEP Industries, Inc.*	138	10,266
Berry Plastics Group, Inc.*	2,100	46,347
Graphic Packaging Holding Co.*	7,887	61,045

		117,658

Pharmaceuticals — 3.1%
ACADIA Pharmaceuticals, Inc.*	2,600	47,190
AcelRx Pharmaceuticals, Inc.*	900	8,343
Achillion Pharmaceuticals, Inc.*	3,300	26,994
Aegerion Pharmaceuticals, Inc.*	1,100	69,674
Akorn, Inc.*	2,413	32,624
Amicus Therapeutics, Inc.*	500	1,165
Ampio Pharmaceuticals, Inc.*	600	3,462
Anacor Pharmaceuticals, Inc.*	500	2,795
Anika Therapeutics, Inc.*	700	11,900
Antares Pharma, Inc.*	5,200	21,632
Array BioPharma, Inc.*	3,948	17,924
Auxilium Pharmaceuticals, Inc.*	1,565	26,026
AVANIR Pharmaceuticals, Inc., Class A*	5,777	26,574
BioDelivery Sciences International, Inc.*	1,200	4,872
BioScrip, Inc.*	2,011	33,181
Cadence Pharmaceuticals, Inc.*	2,414	16,463
Chelsea Therapeutics International, Inc.*	2,900	6,670
ChemoCentryx, Inc.*	1,000	14,140
Chimerix, Inc.*	400	9,696
Clovis Oncology, Inc.*	500	33,490
Corcept Therapeutics, Inc.*	700	1,211
Cornerstone Therapeutics, Inc.*	127	1,016
Cytori Therapeutics, Inc.*	810	1,863
Depomed, Inc.*	2,583	14,491
Derma Sciences, Inc.*	700	9,345
Dyax Corp.*	5,020	17,369
Endocyte, Inc.*	1,500	19,695
Furiex Pharmaceuticals, Inc.*	200	6,814
Hi-Tech Pharmacal Co, Inc.*	455	15,106
Hyperion Therapeutics, Inc.*	400	8,800

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Pharmaceuticals — (continued)
Idenix Pharmaceuticals, Inc.*	2,593	$9,361
Impax Laboratories, Inc.*	2,437	48,618
Infinity Pharmaceuticals, Inc.*	1,828	29,705
Ironwood Pharmaceuticals, Inc.*	3,561	35,432
Isis Pharmaceuticals, Inc.*	4,210	113,123
Keryx Biopharmaceuticals, Inc.*	3,500	26,145
Lannett Co, Inc.*	197	2,346
Lifevantage Corp.*	4,600	10,672
MannKind Corp.*	5,504	35,776
Natural Grocers By Vitamin Cottage, Inc.*	400	12,400
Nature’s Sunshine Products, Inc.	200	3,270
Nektar Therapeutics*	4,333	50,046
Neogen Corp.*	868	48,226
Neurocrine Biosciences, Inc.*	2,777	37,156
Nutraceutical International Corp.*	196	4,006
Omega Protein Corp.*	500	4,490
Opko Health, Inc.*	4,776	33,910
Optimer Pharmaceuticals, Inc.*	1,995	28,868
Orexigen Therapeutics, Inc.*	2,888	16,895
Osiris Therapeutics, Inc.*	373	3,756
Pacira Pharmaceuticals, Inc.*	1,100	31,900
PharMerica Corp.*	820	11,365
Portola Pharmaceuticals, Inc.*	400	9,828
Pozen, Inc.*	302	1,513
Progenics Pharmaceuticals, Inc.*	2,601	11,600
Questcor Pharmaceuticals, Inc.	1,936	88,011
Raptor Pharmaceutical Corp.*	2,000	18,700
Repros Therapeutics, Inc.*	900	16,605
Rigel Pharmaceuticals, Inc.*	2,690	8,985
Sagent Pharmaceuticals, Inc.*	700	14,686
Santarus, Inc.*	2,097	44,142
Sarepta Therapeutics, Inc.*	1,200	45,647
Sciclone Pharmaceuticals, Inc.*	2,277	11,294
SIGA Technologies, Inc.*	685	1,945
Spectrum Pharmaceuticals, Inc.*	2,414	18,008
Star Scientific, Inc.*	4,044	5,621
Sucampo Pharmaceuticals, Inc., Class A*	171	1,125
Synageva BioPharma Corp.*	700	29,400
Synergy Pharmaceuticals, Inc.*	2,100	9,072
Synta Pharmaceuticals Corp.*	1,921	9,586
Synutra International, Inc.*	311	1,583
Targacept, Inc.*	703	3,002
TESARO, Inc.*	400	13,096
TherapeuticsMD, Inc.*	3,200	9,696
Threshold Pharmaceuticals, Inc.*	2,000	10,520
USANA Health Sciences, Inc.*	224	16,213
Vanda Pharmaceuticals, Inc.*	741	5,987
ViroPharma, Inc.*	2,378	68,130
Vivus, Inc.*	3,770	47,427
XenoPort, Inc.*	1,927	9,539
Zogenix, Inc.*	2,800	4,788

		1,643,740

	Number of Shares	Value†

Pipelines — 0.2%
Crosstex Energy, Inc.	1,564	$30,905
SemGroup Corp.	1,600	86,176

		117,081

Private Equity — 0.1%
Fidus Investment Corp.	639	11,956
Gladstone Investment Corp.	879	6,460
Hercules Technology Growth Capital, Inc.	2,433	33,916

		52,332

Real Estate — 0.3%
Alexander & Baldwin, Inc.*	1,600	63,600
Consolidated-Tomoka Land Co.	124	4,732
Forestar Group, Inc.*	1,163	23,329
HFF, Inc., Class A*	1,400	24,878
Kennedy-Wilson Holdings, Inc.	1,781	29,636
Thomas Properties Group, Inc.	1,800	9,540

		155,715

Retail — 6.5%
Aeropostale, Inc.*	3,184	43,939
AFC Enterprises*	959	34,466
America’s Car-Mart, Inc.*	227	9,815
ANN, Inc.*	1,785	59,262
Asbury Automotive Group, Inc.*	1,049	42,065
Barnes & Noble, Inc.*	1,400	22,344
bebe Stores, Inc.	1,517	8,510
Big 5 Sporting Goods Corp.	581	12,753
Biglari Holdings, Inc.*	49	20,110
BJ’s Restaurants, Inc.*	820	30,422
Bloomin’ Brands, Inc.*	2,100	52,248
Bob Evans Farms, Inc.	1,042	48,953
Body Central Corp.*	500	6,660
Bravo Brio Restaurant Group, Inc.*	500	8,910
Brown Shoe Co., Inc.	1,654	35,611
Buffalo Wild Wings, Inc.*	647	63,510
Carrols Restaurant Group, Inc.*	213	1,376
Casey’s General Stores, Inc.	1,440	86,630
Cash America International, Inc.	1,125	51,142
CEC Entertainment, Inc.	572	23,475
Christopher & Banks Corp.*	1,500	10,110
Chuy’s Holdings, Inc.*	600	23,004
Citi Trends, Inc.*	303	4,403
Coinstar, Inc.*	1,050	61,603
Conn’s, Inc.*	804	41,615
Cracker Barrel Old Country Store, Inc.	724	68,534
Del Frisco’s Restaurant Group, Inc.*	400	8,564
Denny’s Corp.*	3,552	19,962
Destination Maternity Corp.	578	14,219
Destination XL Group, Inc.*	1,500	9,510
DineEquity, Inc.	571	39,325
Einstein Noah Restaurant Group, Inc.	84	1,193
Express, Inc.*	3,154	66,139
Ezcorp, Inc., Class A*	1,766	29,810
Fiesta Restaurant Group, Inc.*	813	27,959
Fifth & Pacific Cos., Inc.*	4,571	102,116
First Cash Financial Services, Inc.*	1,062	52,261

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Retail — (continued)
Five Below, Inc.*	1,200	$44,112
Francesca’s Holdings Corp.*	1,658	46,076
Fred’s, Inc., Class A	1,431	22,166
Genesco, Inc.*	895	59,956
Gordmans Stores, Inc.*	200	2,722
Group 1 Automotive, Inc.	807	51,914
Haverty Furniture Cos., Inc.	550	12,656
hhgregg, Inc.*	662	10,572
Hibbett Sports, Inc.*	955	53,002
HSN, Inc.	1,279	68,708
Ignite Restaurant Group, Inc.*	300	5,661
Jack in the Box, Inc.*	1,614	63,414
Jamba, Inc.*	940	14,034
Jos. A. Bank Clothiers, Inc.*	1,099	45,411
Kirkland’s, Inc.*	427	7,366
Krispy Kreme Doughnuts, Inc.*	2,622	45,754
Lithia Motors, Inc., Class A	794	42,328
Luby’s, Inc.*	600	5,070
Lumber Liquidators Holdings, Inc.*	1,033	80,440
MarineMax, Inc.*	1,000	11,330
Mattress Firm Holding Corp.*	500	20,150
Nathan’s Famous, Inc.*	100	5,225
New York & Co., Inc.*	583	3,702
Office Depot, Inc.*	9,300	35,991
OfficeMax, Inc.	3,461	35,406
Pacific Sunwear of California, Inc.*	2,100	7,602
Papa John’s International, Inc.*	655	42,817
PC Connection, Inc.*	165	2,549
Penske Automotive Group, Inc.	1,676	51,185
PetMed Express, Inc.	413	5,204
Pier 1 Imports, Inc.	3,644	85,598
Pricesmart, Inc.	731	64,058
RadioShack Corp.	3,900	12,324
Red Robin Gourmet Burgers, Inc.*	520	28,694
Regis Corp.	1,832	30,081
Restoration Hardware Holdings, Inc.*	700	52,500
Rite Aid Corp.*	27,172	77,712
Roundy’s, Inc.	900	7,497
Ruby Tuesday, Inc.*	2,213	20,426
rue21, Inc.*	579	24,092
Rush Enterprises, Inc., Class A*	1,235	30,566
Ruth’s Hospitality Group, Inc.	1,695	20,459
Saks, Inc.*	3,841	52,391
Sears Hometown and Outlet Stores, Inc.*	300	13,116
Shoe Carnival, Inc.	358	8,596
Sonic Automotive, Inc., Class A	1,534	32,429
Sonic Corp.*	2,132	31,042
Stage Stores, Inc.	1,381	32,453
Stein Mart, Inc.	761	10,388
Steiner Leisure Ltd.*	543	28,703
Steinway Musical Instruments, Inc.*	125	3,804
Susser Holdings Corp.*	702	33,612
Systemax, Inc.*	262	2,465
Texas Roadhouse, Inc.	2,470	61,799
The Bon-Ton Stores, Inc.	500	9,025
The Buckle, Inc.	1,049	54,569

	Number of Shares	Value†

Retail — (continued)
The Cato Corp., Class A	1,104	$27,556
The Cheesecake Factory, Inc.	2,016	84,450
The Children’s Place Retail Stores, Inc.*	894	48,991
The Finish Line, Inc., Class A	1,793	39,195
The Men’s Wearhouse, Inc.	1,956	74,035
The Pantry, Inc.*	1,254	15,274
The Pep Boys — Manny, Moe, & Jack*	1,705	19,744
The Wet Seal, Inc., Class A*	2,604	12,265
Tile Shop Holdings, Inc.*	700	20,272
Tilly’s, Inc.*	400	6,400
Tuesday Morning Corp.*	1,129	11,708
Vera Bradley, Inc.*	800	17,328
Vitamin Shoppe, Inc.*	1,200	53,808
West Marine, Inc.*	264	2,904
Winmark Corp.	100	6,487
Zale Corp.*	1,300	11,830
Zumiez, Inc.*	703	20,211

		3,445,908

Savings & Loans — 1.3%
Astoria Financial Corp.	3,201	34,507
Bank Mutual Corp.	2,432	13,717
BankFinancial Corp.	609	5,177
Beneficial Mutual Bancorp, Inc.*	1,749	14,692
Berkshire Hills Bancorp, Inc.	1,102	30,592
BofI Holding, Inc.*	500	22,910
Brookline Bancorp, Inc.	2,222	19,287
Capitol Federal Financial Inc	5,600	67,984
Charter Financial Corp.	900	9,072
Clifton Savings Bancorp, Inc.	150	1,778
Dime Community Bancshares, Inc.	1,030	15,780
ESB Financial Corp.	232	2,814
ESSA Bancorp, Inc.	319	3,496
EverBank Financial Corp.	3,000	49,680
First Defiance Financial Corp.	300	6,765
First Financial Holdings, Inc.	619	13,129
First Financial Northwest, Inc.	600	6,186
First Pactrust Bancorp, Inc.	200	2,716
Flagstar Bancorp, Inc.*	800	11,168
Flushing Financial Corp.	1,338	22,010
Fox Chase Bancorp, Inc.	420	7,140
Home Bancorp, Inc.*	200	3,700
Home Federal Bancorp, Inc.	253	3,223
Homestreet, Inc.	600	12,870
Hometrust Bancshares, Inc.*	900	15,264
Investors Bancorp, Inc.	1,756	37,017
Kearny Financial Corp.*	152	1,594
Meridian Interstate Bancorp, Inc.*	139	2,617
Meta Financial Group, Inc.	200	5,256
Northfield Bancorp, Inc.	2,193	25,702
Northwest Bancshares, Inc.	3,775	51,000
OceanFirst Financial Corp.	327	5,085
Oritani Financial Corp.	1,718	26,938
Pacific Premier Bancorp, Inc.*	700	8,554
Provident Financial Holdings, Inc.	400	6,352
Provident Financial Services, Inc.	2,403	37,919

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Savings & Loans — (continued)
Provident New York Bancorp	1,751	$16,354
Rockville Financial, Inc.	730	9,548
Roma Financial Corp.	126	2,288
Territorial Bancorp, Inc.	243	5,494
United Community Financial Corp.*	1,700	7,905
United Financial Bancorp, Inc.	440	6,666
Westfield Financial, Inc.	784	5,488
WSFS Financial Corp.	357	18,703

		676,137

Semiconductors — 3.0%
Aeroflex Holding Corp.*	500	3,945
Alpha & Omega Semiconductor Ltd.*	400	3,056
Ambarella, Inc.	700	11,781
Amkor Technology, Inc.*	2,511	10,571
ANADIGICS, Inc.*	1,379	3,034
Applied Micro Circuits Corp.*	2,958	26,030
ATMI, Inc.*	1,228	29,042
Axcelis Technologies, Inc.*	2,000	3,640
Brooks Automation, Inc.	2,477	24,101
Cabot Microelectronics Corp.*	961	31,723
Cavium, Inc.*	1,779	62,923
CEVA, Inc.*	671	12,991
Cirrus Logic, Inc.*	2,481	43,070
Cohu, Inc.	904	11,300
Cypress Semiconductor Corp.*	5,500	59,015
Diodes, Inc.*	1,399	36,332
DSP Group, Inc.*	557	4,629
Emulex Corp.*	2,606	16,991
Entegris, Inc.*	5,270	49,485
Entropic Communications, Inc.*	3,832	16,363
Exar Corp.*	1,532	16,500
FormFactor, Inc.*	2,172	14,661
Gerber Scientific, Inc.~	500	0
GSI Technology, Inc.*	359	2,269
GSl Group, Inc.*	700	5,628
Gt Advanced Technologies, Inc*	3,599	14,936
Hittite Microwave Corp.*	1,166	67,628
Inphi Corp.*	1,100	12,100
Integrated Device Technology, Inc.*	4,793	38,056
Integrated Silicon Solution, Inc.*	1,000	10,960
Intermolecular, Inc.*	900	6,543
International Rectifier Corp.*	2,500	52,350
Intersil Corp., Class A	5,100	39,882
IXYS Corp.	566	6,260
Kopin Corp.*	1,507	5,591
Lattice Semiconductor Corp.*	3,824	19,388
LTX-Credence Corp.*	1,166	6,984
MaxLinear, Inc., Class A*	500	3,500
Micrel, Inc.	1,845	18,229
Microsemi Corp.*	3,293	74,916
Mindspeed Technologies, Inc.*	600	1,944
MKS Instruments, Inc.	1,996	52,974
Monolithic Power Systems, Inc.*	1,267	30,547
MoSys, Inc.*	2,000	8,040
Nanometrics, Inc.*	900	13,203

	Number of Shares	Value†

Semiconductors — (continued)
Omnivision Technologies, Inc.*	1,919	$35,789
Peregrine Semiconductor Corp.*	1,100	12,001
Pericom Semiconductor Corp.*	646	4,600
Photronics, Inc.*	2,192	17,667
PLX Technology, Inc.*	1,260	5,998
PMC-Sierra, Inc.*	7,700	48,933
Power Integrations, Inc.	1,095	44,413
QLogic Corp.*	3,200	30,592
Rambus, Inc.*	4,623	39,712
Richardson Electronics Ltd.	300	3,522
Rubicon Technology, Inc.*	323	2,587
Rudolph Technologies, Inc.*	854	9,565
Semtech Corp.*	2,409	84,387
Sigma Designs, Inc.*	777	3,924
Silicon Image, Inc.*	2,739	16,023
SunEdison, Inc.*	8,700	71,079
Supertex, Inc.*	389	9,301
Tessera Technologies, Inc.	2,123	44,158
TriQuint Semiconductor, Inc.*	6,177	42,807
Ultra Clean Holdings*	400	2,420
Ultratech, Inc.*	978	35,912
Veeco Instruments, Inc.*	1,393	49,340
Volterra Semiconductor Corp.*	691	9,757

		1,607,598

Software — 4.7%
Accelrys, Inc.*	2,566	21,554
ACI Worldwide, Inc.*	1,509	70,138
Actuate Corp.*	1,940	12,882
Acxiom Corp.*	2,767	62,756
Advent Software, Inc.*	1,335	46,805
American Software, Inc., Class A	593	5,153
Aspen Technology, Inc.*	3,553	102,291
athenahealth, Inc.*	1,356	114,880
Audience, Inc.*	400	5,284
AVG Technologies NV*	900	17,505
Avid Technology, Inc.*	749	4,404
Blackbaud, Inc.	1,750	56,997
Bottomline Technologies, Inc.*	1,345	34,015
Callidus Software, Inc.*	800	5,272
CommVault Systems, Inc.*	1,748	132,656
Computer Programs & Systems, Inc.	347	17,052
Cornerstone OnDemand, Inc.*	1,500	64,935
CSG Systems International, Inc.	1,281	27,798
Demandware, Inc.*	600	25,446
Digi International, Inc.*	657	6,156
Digital River, Inc.*	1,388	26,053
E2open, Inc.*	600	10,500
Ebix, Inc.	1,336	12,371
Envestnet, Inc.*	900	22,140
EPAM Systems, Inc.*	800	21,744
EPIQ Systems, Inc.	1,168	15,733
Fair Isaac Corp.	1,388	63,612
Fleetmatics Group PLC*	600	19,938
Glu Mobile, Inc.*	1,100	2,420
Greenway Medical Technologies*	400	4,936

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Software — (continued)
Guidance Software, Inc.*	400	$3,496
Guidewire Software, Inc.*	1,600	67,280
Imperva Inc*	800	36,032
inContact, Inc.*	2,100	17,262
Infoblox, Inc.*	1,900	55,594
InnerWorkings, Inc.*	1,724	18,705
Interactive Intelligence Group, Inc.*	597	30,805
Jive Software, Inc.*	1,500	27,255
ManTech International Corp., Class A	739	19,303
Market Leader, Inc.*	1,200	12,840
MedAssets, Inc.*	2,048	36,331
Medidata Solutions, Inc.*	1,044	80,858
MicroStrategy, Inc., Class A*	318	27,653
Model N Inc.*	300	7,008
Monotype Imaging Holdings, Inc.	1,599	40,631
Omnicell, Inc.*	1,435	29,489
PDF Solutions, Inc.*	1,200	22,116
Pegasystems, Inc.	630	20,866
Progress Software Corp.*	1,986	45,698
Proofpoint, Inc.*	800	19,384
PROS Holdings, Inc.*	917	27,464
PTC, Inc.*	4,525	110,998
QAD, Inc.	92	1,056
QLIK Technologies, Inc.*	3,141	88,796
Quality Systems, Inc.	1,304	24,398
Qualys, Inc.*	600	9,672
Rally Software Development Corp.*	300	7,446
RealPage, Inc.*	1,500	27,510
Rosetta Stone, Inc.*	202	2,977
Schawk, Inc.	187	2,455
SciQuest, Inc.*	700	17,535
Seachange International, Inc.*	1,273	14,907
SS&C Technologies Holdings, Inc.*	2,200	72,380
Synchronoss Technologies, Inc.*	1,146	35,377
SYNNEX Corp.*	994	42,026
Take-Two Interactive Software, Inc.*	2,944	44,072
Tangoe, Inc.*	1,069	16,495
The Ultimate Software Group, Inc.*	1,016	119,167
Tyler Technologies, Inc.*	1,152	78,970
Verint Systems, Inc.*	1,995	70,763

		2,466,496

Storage & Warehousing — 0.2%
Mobile Mini, Inc.*	1,477	48,962
Wesco Aircraft Holdings, Inc.*	1,540	28,598

		77,560

Telecommunications — 3.1%
8X8, Inc.*	2,800	23,072
ADTRAN, Inc.	2,205	54,265
Anaren, Inc.*	312	7,157
Anixter International, Inc.*	1,034	78,388
ARRIS Group, Inc.*	4,081	58,562
Aruba Networks, Inc.*	4,213	64,712
Atlantic Tele-Network, Inc.	249	12,365
Aviat Networks, Inc.*	1,462	3,830

	Number of Shares	Value†

Telecommunications — (continued)
Black Box Corp.	562	$14,230
CalAmp Corp.*	1,400	20,440
Calix, Inc.*	1,487	15,019
Cbeyond, Inc.*	568	4,453
Ciena Corp.*	3,900	75,738
Cincinnati Bell, Inc.*	7,785	23,822
Comtech Telecommunications Corp.	552	14,843
Comverse, Inc.*	690	20,534
Consolidated Communications Holdings, Inc.	1,745	30,380
DigitalGlobe, Inc.*	2,769	85,867
EarthLink, Inc.	4,016	24,939
Extreme Networks, Inc.*	3,147	10,857
Fairpoint Communications, Inc.*	600	5,010
Finisar Corp.*	3,221	54,596
General Communication, Inc., Class A*	986	7,720
Globecomm Systems, Inc.*	900	11,376
Harmonic, Inc.*	4,270	27,115
Hawaiian Telcom Holdco, Inc.*	500	12,580
HickoryTech Corp.	400	4,252
IDT Corp., Class B*	800	14,952
Infinera Corp.*	4,694	50,085
InterDigital, Inc.	1,494	66,707
Iridium Communications, Inc.*	2,500	19,400
Ixia*	2,113	38,879
KVH Industries, Inc.*	354	4,712
Leap Wireless International, Inc.*	1,400	9,422
LogMeIn, Inc.*	1,081	26,441
Loral Space & Communications, Inc.*	546	32,749
Lumos Networks Corp	382	6,532
MagicJack VocalTec Ltd.*	700	9,933
Neonode, Inc.*	1,600	9,520
NeoPhotonics Corp.*	300	2,607
NETGEAR, Inc.*	1,329	40,588
Neutral Tandem, Inc.	926	5,325
NII Holdings, Inc.*	6,500	43,355
NTELOS Holdings Corp	382	6,288
Numerex Corp.*	800	8,928
Oplink Communications, Inc.*	635	11,030
ORBCOMM, Inc.*	1,000	4,490
Parkervision, Inc.*	4,100	18,655
Plantronics, Inc.	1,567	68,823
Preformed Line Products Co.	45	2,984
Premiere Global Services, Inc.*	1,656	19,988
Primus Telecommunications Group, Inc.*	600	7,164
Procera Networks, Inc.*	700	9,611
RF Micro Devices, Inc.*	10,551	56,448
RigNet, Inc.*	500	12,740
Ruckus Wireless, Inc.*	1,700	21,777
Shenandoah Telecommunications Co.	1,159	19,332
ShoreTel, Inc.*	981	3,953
Sonus Networks, Inc.*	9,215	27,737
Symmetricom, Inc.*	959	4,306
Telenav, Inc.*	300	1,569
Tellabs, Inc.	11,600	22,968
Tessco Technologies, Inc.	400	10,560
Ubiquiti Networks, Inc.*	200	3,508

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Telecommunications — (continued)
USA Mobility, Inc.	512	$6,948
ViaSat, Inc.*	1,462	104,475
Vonage Holdings Corp.*	6,100	17,263
Vringo, Inc.*	2,800	8,876
West Corp.	800	17,712
Westell Technologies, Inc.*	1,400	3,346

		1,648,808

Textiles — 0.2%
Culp, Inc.	300	5,217
G&K Services, Inc., Class A	776	36,938
UniFirst Corp.	577	52,651

		94,806

Toys, Games & Hobbies — 0.1%
JAKKS Pacific, Inc.	584	6,570
LeapFrog Enterprises, Inc.*	1,876	18,460

		25,030

Transportation — 1.7%
Air Transport Services Group, Inc.*	2,085	13,782
Arkansas Best Corp.	795	18,245
Atlas Air Worldwide Holdings, Inc.*	1,048	45,860
Bristow Group, Inc.	1,350	88,182
CAI International, Inc.*	460	10,842
Celadon Group, Inc.	935	17,064
Echo Global Logistics, Inc.*	500	9,745
Era Group, Inc.*	800	20,920
Forward Air Corp.	1,196	45,783
Frontline Ltd.*	1,200	2,124
Gaslog Ltd.	1,100	14,080
Gulfmark Offshore, Inc., Class A	979	44,143
Heartland Express, Inc.	1,967	27,282
Hub Group, Inc., Class A*	1,343	48,912
International Shipholding Corp.	141	3,290
Knight Transportation, Inc.	2,264	38,080
Knightsbridge Tankers Ltd.	574	4,225
Marten Transport Ltd.	651	10,201
Matson, Inc.	1,600	40,000
Nordic American Tankers Ltd.	2,667	20,189
Pacer International, Inc.*	687	4,335
Patriot Transportation Holding, Inc.*	369	11,085
PHI, Inc.*	593	20,340
Quality Distribution, Inc.*	400	3,536
Roadrunner Transportation Systems, Inc.*	500	13,920
Saia, Inc.*	961	28,801
Scorpio Tankers, Inc.	6,100	54,778
Ship Finance International Ltd.	1,684	24,991
Swift Transportation Co.*	3,300	54,582
Teekay Tankers Ltd., Class A	3,193	8,398
Universal Truckload Services, Inc.*	100	2,411
UTi Worldwide, Inc.	3,400	55,998
Werner Enterprises, Inc.	1,752	42,346
XPO Logistics, Inc.*	700	12,663
YRC Worldwide, Inc.*	400	11,500

		872,633

	Number of Shares	Value†

Trucking and Leasing — 0.2%
Greenbrier Cos., Inc.*	1,047	$25,516
TAL International Group, Inc.*	1,293	56,336
Textainer Group Holdings Ltd.	812	31,213

		113,065

Water — 0.3%
American States Water Co.	762	40,897
Artesian Resources Corp., Class A	113	2,518
California Water Service Group	1,766	34,455
Connecticut Water Service, Inc.	319	9,155
Consolidated Water Co., Inc.	312	3,566
Middlesex Water Co.	531	10,577
PICO Holdings, Inc.*	792	16,600
SJW Corp.	488	12,786
York Water Co.	297	5,652

		136,206

TOTAL COMMON STOCKS (Cost $36,935,424)		47,520,259

REAL ESTATE INVESTMENT TRUSTS — 8.0%
Apartments — 0.4%
American Residential Properties, Inc.*	600	10,320
Associated Estates Realty Corp.	2,156	34,668
Campus Crest Communities, Inc.	2,300	26,542
Colonial Properties Trust	3,116	75,158
Education Realty Trust, Inc.	4,005	40,971
Select Income REIT	500	14,020
Silver Bay Realty Trust Corp.	637	10,549

		212,228

Building & Real Estate — 1.5%
Agree Realty Corp.	596	17,594
Alexander’s, Inc.	57	16,741
Anworth Mortgage Asset Corp.	5,431	30,414
Apollo Commercial Real Estate Finance, Inc.	1,100	17,468
Capstead Mortgage Corp.	3,475	42,048
Colony Financial, Inc.	2,616	52,032
CYS Investments, Inc.	6,756	62,223
Dynex Capital, Inc.	2,307	23,508
Getty Realty Corp.	1,163	24,016
Government Properties Income Trust	1,844	46,506
Gramercy Property Trust, Inc.*	1,500	6,750
Invesco Mortgage Capital, Inc.	5,007	82,916
iStar Financial, Inc.*	3,318	37,460
New York Mortgage Trust, Inc.	2,400	16,248
NorthStar Realty Finance Corp.	6,821	62,071
PennyMac Mortgage Investment Trust	2,192	46,142
Redwood Trust, Inc.	2,977	50,609
Resource Capital Corp.	4,700	28,905
Spirit Realty Capital, Inc.	2,200	38,984
Sun Communities, Inc.	1,390	69,166

		771,801

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
REAL ESTATE INVESTMENT TRUSTS — (continued)
Diversified — 0.8%
AG Mortgage Investment Trust, Inc	1,188	$22,346
Armada Hoffler Properties, Inc.	800	9,424
Coresite Realty Corp.	700	22,267
DuPont Fabros Technology, Inc.	2,450	59,168
EPR Properties	1,810	90,989
New Residential Investment Corp.	9,500	64,030
PS Business Parks, Inc.	665	47,993
The GEO Group, Inc.	2,768	93,974
UMH Properties, Inc.	168	1,725
Whitestone REIT	800	12,608

		424,524

Diversified Financial Services — 0.3%
American Capital Mortgage. Inc.	2,043	36,713
Apollo Residential Mortgage, Inc.	1,332	21,951
ARMOUR Residential REIT, Inc.	13,200	62,172
JAVELIN Mortgage Investment Corp.	200	2,818
RAIT Financial Trust,Inc.	2,706	20,349
Western Asset Mortgage Capital Corp.	1,000	17,460

		161,463

Forest Products & Paper — 0.1%
Potlatch Corp.	1,578	63,814

Healthcare — 0.7%
Aviv REIT, Inc.	500	12,645
Healthcare Realty Trust, Inc.	3,272	83,436
LTC Properties, Inc.	1,317	51,429
Medical Properties Trust, Inc.	5,707	81,724
National Health Investors, Inc.	857	51,300
Sabra Healthcare Reit, Inc.	1,488	38,852
Universal Health Realty Income Trust	520	22,427

		341,813

Hotels & Resorts — 1.3%
Ashford Hospitality Trust, Inc.	2,320	26,564
Caesars Entertainment Corp.*	1,300	17,810
Chatham Lodging Trust	700	12,026
Chesapeake Lodging Trust	1,689	35,114
DiamondRock Hospitality Co.	7,523	70,114
FelCor Lodging Trust, Inc.*	5,018	29,657
Hersha Hospitality Trust	7,669	43,253
LaSalle Hotel Properties	3,617	89,340
Pebblebrook Hotel Trust	2,209	57,103
RLJ Lodging Trust	4,600	103,454
Ryman Hospitality Properties	1,612	62,884
Strategic Hotels & Resorts, Inc.*	6,812	60,354
Summitt Hotel Properties	2,700	25,515
Sunstone Hotel Investors, Inc.*	5,732	69,243

		702,431

Industrial — 0.7%
Chambers Street Properties*	9,300	93,000
DCT Industrial Trust, Inc.	10,382	74,231
EastGroup Properties, Inc.	1,075	60,490
First Industrial Realty Trust, Inc.	4,029	61,120
First Potomac Realty Trust	2,392	31,239

	Number of Shares	Value†

Industrial — (continued)
Monmouth Real Estate Investment Corp., Class A	1,149	$11,341
STAG lndustrial, Inc.	1,600	31,920
Terreno Realty Corp.	675	12,508

		375,849

Mixed Industrial/Office — 0.5%
CapLease, Inc.	3,335	28,148
Cousins Properties, Inc.	3,861	38,996
Gladstone Commercial Corp.	652	12,153
Investors Real Estate Trust	3,618	31,115
Lexington Realty Trust	6,015	70,255
One Liberty Properties, Inc.	503	11,046
Washington Real Estate Investment Trust	2,406	64,746
Winthrop Realty Trust	777	9,347

		265,806

Office Property — 0.6%
American Assets Trust, Inc.	1,100	33,946
American Realty Capital Properties, Inc.	5,800	88,508
Franklin Street Properties Corp.	3,245	42,834
Highwoods Properties, Inc.	2,960	105,405
Hudson Pacific Properties, Inc.	1,400	29,792
MPG Office Trust, Inc.*	2,400	7,536
Parkway Properties, Inc.	1,693	28,375

		336,396

Regional Malls — 0.2%
Glimcher Realty Trust	4,916	53,683
Pennsylvania Real Estate Investment Trust	2,315	43,707
Rouse Properties, Inc.	1,000	19,620

		117,010

Storage & Warehousing — 0.3%
CubeSmart	4,925	78,701
Sovran Self Storage, Inc.	1,082	70,103

		148,804

Strip Centers — 0.6%
Acadia Realty Trust	2,120	52,343
AmREIT, Inc.	700	13,538
Cedar Realty Trust, Inc.	2,826	14,639
Equity One, Inc.	2,054	46,483
Excel Trust, Inc.	1,500	19,215
Inland Real Estate Corp.	2,988	30,537
Kite Realty Group Trust	2,907	17,529
Ramco-Gershenson Properties Trust	2,141	33,250
Retail Opportunity Investments Corp.	2,500	34,750
Saul Centers, Inc.	251	11,159
Urstadt Biddle Properties, Inc., Class A	816	16,459

		289,902

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $3,590,122)		4,211,841

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

	Number of Shares	Value†
RIGHTS — 0.0%
CVR Energy, Inc.~ (Cost $0)	2,274	$0

	Par (000)	Value†
U.S. TREASURY OBLIGATIONS — 0.1%
U.S. Treasury Bill
0.035%, 08/08/13+	$30	29,999
0.040%, 09/12/13+	45	44,998

TOTAL U.S. TREASURY OBLIGATIONS (Cost $74,996)		74,997

	Number of Shares	Value†
WARRANTS — 0.0%
Clinical Data, Inc.~	354	0
Magnum Hunter Resources Corp.*	260	36

TOTAL WARRANTS (Cost $0)		36

SHORT-TERM INVESTMENTS — 2.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,070,988)	1,070,988	1,070,988

TOTAL INVESTMENTS — 100.0% (Cost $41,671,530)		$52,878,121

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $40.
+	Collateral pledged for derivatives.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Advertising	$61,445	$61,445	$—	$—
Aerospace & Defense	695,514	695,514	—	—
Agriculture	157,928	157,928	—	—
Airlines	334,587	334,587	—	—
Apparel	563,914	563,914	—	—
Auto Manufacturers	22,396	22,396	—	—
Auto Parts & Equipment	584,307	584,307	—	—
Banks	3,524,764	3,524,764	—	—
Beverages	70,634	70,634	—	—
Biotechnology	1,066,741	1,066,741	—	—

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Building & Real Estate	$3,457	$3,457	$—	$—
Building Materials	566,156	566,156	—	—
Chemicals	1,031,014	1,031,014	—	—
Coal	172,162	172,162	—	—
Commercial Services	3,210,480	3,210,480	—	—
Computers	897,671	897,671	—	—
Cosmetics & Personal Care	69,454	69,454	—	—
Distribution & Wholesale	494,051	494,051	—	—
Diversified Financial Services	1,266,156	1,266,116	40	—
Electric	1,065,913	1,065,913	—	—
Electrical Components & Equipment	733,512	733,512	—	—
Electronics	1,076,833	1,076,833	—	—
Energy-Alternate Sources	107,724	107,724	—	—
Engineering & Construction	398,388	398,388	—	—
Entertainment	391,239	391,239	—	—
Environmental Control	293,181	293,181	—	—
Food	1,098,366	1,098,366	—	—
Forest Products & Paper	394,621	394,621	—	—
Gas	523,808	523,808	—	—
Hand & Machine Tools	66,950	66,950	—	—
Healthcare Products	1,824,815	1,824,815	—	—
Healthcare Services	858,254	858,254	—	—
Holding Companies	80,682	80,682	—	—
Home Builders	398,809	398,809	—	—
Home Furnishings	262,903	262,903	—	—
Household Products & Wares	299,415	299,415	—	—
Housewares	21,892	21,892	—	—
Industrial	51,853	51,853	—	—
Insurance	1,397,573	1,397,573	—	—
Internet	1,414,160	1,414,160	—	—
Investment Companies	583,649	583,649	—	—
Iron & Steel	101,807	101,807	—	—
Leisure Time	337,587	337,587	—	—
Lodging	110,147	110,147	—	—
Machinery — Construction & Mining	45,534	45,534	—	—
Machinery — Diversified	736,321	736,321	—	—
Media	492,743	492,743	—	—
Medical Instruments	16,020	16,020	—	—
Metal Fabricate/Hardware	403,373	403,373	—	—
Mining	410,276	410,276	—	—
Miscellaneous Manufacturing	961,700	961,700	—	—
Office Furnishings	230,334	230,334	—	—
Oil & Gas	1,322,478	1,322,478	—	—
Oil & Gas Services	963,795	963,795	—	—
Packaging and Containers	117,658	117,658	—	—
Pharmaceuticals	1,643,740	1,643,740	—	—
Pipelines	117,081	117,081	—	—
Private Equity	52,332	52,332	—	—
Real Estate	155,715	155,715	—	—
Retail	3,445,908	3,445,908	—	—
Savings & Loans	676,137	676,137	—	—

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Small Cap Index Fund

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS (continued)
Semiconductors	$1,607,598	$1,607,598	$—	$—
Software	2,466,496	2,466,496	—	—
Storage & Warehousing	77,560	77,560	—	—
Telecommunications	1,648,808	1,648,808	—	—
Textiles	94,806	94,806	—	—
Toys, Games & Hobbies	25,030	25,030	—	—
Transportation	872,633	872,633	—	—
Trucking and Leasing	113,065	113,065	—	—
Water	136,206	136,206	—	—
REAL ESTATE INVESTMENT TRUSTS	4,211,841	4,211,841	—	—
U.S. TREASURY OBLIGATIONS	74,997	—	74,997	—
RIGHTS	—	—	—	—
WARRANTS	36	—	36	—
SHORT-TERM INVESTMENTS	1,070,988	1,070,988	—	—

TOTAL INVESTMENTS	$52,878,121	$52,803,048	$75,073	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — 97.7%
Australia — 7.8%
AGL Energy Ltd.	4,960	$65,631
ALS Ltd.	2,210	19,239
Alumina Ltd.*	25,078	22,319
Amcor Ltd.	9,532	88,094
AMP Ltd.	25,193	97,432
APA Group	8,266	45,297
Asciano Ltd.	8,927	40,830
ASX Ltd.	1,709	51,536
Aurizon Holdings Ltd.	15,495	58,858
Australia & New Zealand Banking Group Ltd.	23,289	604,570
Bendigo & Adelaide Bank Ltd.	3,188	29,233
BHP Billiton Ltd.	26,956	775,873
Boral Ltd.	7,130	27,282
Brambles Ltd.	13,675	116,486
Caltex Australia Ltd.	1,064	17,501
CFS Retail Property Trust	18,683	34,062
Coca-Cola Amatil Ltd.	4,528	52,462
Cochlear Ltd.	507	28,455
Commonwealth Bank of Australia	13,539	852,230
Computershare Ltd.	4,425	41,489
Crown Ltd.	3,677	40,535
CSL Ltd.	4,194	235,605
Dexus Property Group	41,009	39,992
Echo Entertainment Group Ltd.	6,026	16,891
Federation Centres Ltd.	13,277	28,776
Flight Centre Ltd.	439	15,720
Fortescue Metals Group Ltd.	10,696	29,445
Goodman Group	13,631	60,603
GPT Group	14,881	52,252
GPT Group, In Specie*~	16,419	0
Harvey Norman Holdings Ltd.	3,095	7,183
Iluka Resources Ltd.	4,046	36,463
Incitec Pivot Ltd.	12,659	32,960
Insurance Australia Group Ltd.	17,661	87,664
Leighton Holdings Ltd.	960	13,453
Lend Lease Group	3,966	30,238
Macquarie Group Ltd.	2,652	101,150
Metcash Ltd.	9,070	29,097
Mirvac Group	31,429	46,012
National Australia Bank Ltd.	20,325	549,793
Newcrest Mining Ltd.	6,279	57,963
Orica Ltd.	3,366	63,451
Origin Energy Ltd.	9,524	109,140
Qantas Airways Ltd.*	6,627	8,140
QBE Insurance Group Ltd.	9,779	135,396
Ramsay Health Care Ltd.	980	32,032
Rio Tinto Ltd.	3,797	181,973
Santos Ltd.	8,221	93,622
Seek Ltd.	2,700	22,350
Sonic Healthcare Ltd.	3,466	47,087
SP AusNet	15,433	16,558
Stockland	19,881	63,259
Suncorp Group Ltd.	10,950	118,929
Sydney Airport	3,363	10,377
Tabcorp Holdings Ltd.	6,064	16,888
Tatts Group Ltd.	11,982	34,612

	Number of Shares	Value†

Australia — (continued)
Telstra Corp. Ltd.	35,607	$154,801
Toll Holdings Ltd.	7,078	34,257
Transurban Group	10,736	66,301
Treasury Wine Estates Ltd.	5,165	27,445
Wesfarmers Ltd.	1,001	36,908
Wesfarmers Ltd. PPS	6,631	239,951
Westfield Group	17,462	182,891
Westfield Retail Trust	25,556	72,275
Westpac Banking Corp.	26,029	683,391
Whitehaven Coal Ltd.	2,966	6,240
Woodside Petroleum Ltd.	5,335	169,909
Woolworths Ltd.	10,607	317,751
WorleyParsons Ltd.	1,882	33,340

		7,559,948

Austria — 0.3%
Andritz AG	668	34,273
Erste Group Bank AG	1,805	48,110
Immoeast AG~	2,678	0
IMMOFINANZ AG*	6,387	23,833
OMV AG	1,135	51,201
Raiffeisen Bank International AG	500	14,557
Telekom Austria AG	2,544	16,099
Verbund AG	303	5,747
Vienna Insurance Group AG Wiener Versicherung Gruppe	300	13,916
Voestalpine AG	1,009	35,681

		243,417

Belgium — 1.1%
Ageas	2,135	74,913
Anheuser-Busch InBev N.V.	6,795	611,772
Belgacom S.A.	1,133	25,368
Colruyt S.A.	647	34,044
Delhaize Group S.A.	994	61,451
Groupe Bruxelles Lambert S.A.	667	50,237
KBC Groep N.V.	2,035	75,863
Solvay S.A.	480	62,851
Telenet Group Holding N.V.	377	17,303
UCB S.A.	997	53,520
Umicore S.A.	1,061	44,058

		1,111,380

Bermuda — 0.1%
Seadrill Ltd.	3,158	127,193

China — 0.1%
AAC Technologies Holdings, Inc.	6,199	34,779
Yangzijiang Shipbuilding Holdings Ltd.	19,000	12,401

		47,180

Denmark — 1.1%
A.P. Moller — Maersk A/S, B Shares	11	78,690
A.P. Moller — Maersk A/S, A Shares	5	33,665
Carlsberg A/S, B Shares	940	84,051
Coloplast A/S, B Shares	1,009	56,498
Danske Bank A/S*	5,451	92,988

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Denmark — (continued)
DSV A/S	1,802	$43,897
Novo Nordisk A/S, B Shares	3,479	540,854
Novozymes A/S, B Shares	2,117	67,808
TDC A/S	6,200	50,248
Tryg A/S	303	24,963
William Demant Holding A/S*	138	11,402

		1,085,064

Finland — 0.8%
Elisa OYJ	1,000	19,526
Fortum OYJ	3,817	71,505
Kesko OYJ, B Shares	513	14,251
Kone OYJ, B Shares	1,368	108,508
Metso OYJ	1,133	38,378
Neste Oil OYJ	812	11,849
Nokia OYJ*	32,880	122,574
Nokian Renkaat OYJ	1,035	42,115
Orion OYJ, B Shares	750	17,574
Pohjola Bank PLC, A Shares	1,500	22,041
Sampo OYJ, A Shares	3,553	138,352
Stora Enso OYJ, R Shares	5,326	35,664
UPM-Kymmene OYJ	4,612	45,202
Wartsila OYJ Abp	1,483	64,429

		751,968

France — 8.9%
Accor S.A.	1,400	49,211
Aeroports de Paris	215	20,900
Air Liquide S.A.	2,594	320,357
Alstom S.A.	1,930	63,311
Arkema S.A.	505	46,291
AtoS Origin S.A.	511	37,976
AXA S.A.	14,942	294,546
BNP Paribas S.A.	8,361	457,721
Bouygues S.A.	1,778	45,307
Bureau Veritas S.A.	1,772	45,886
Cap Gemini S.A.	1,311	63,664
Carrefour S.A.	5,443	149,500
Casino Guichard Perrachon S.A.	516	48,352
Christian Dior S.A.	493	79,645
Cie Generale de Geophysique - Veritas*	1,240	27,475
CNP Assurances	1,881	27,007
Compagnie de Saint-Gobain	3,400	137,769
Compagnie Generale des Establissements Michelin, B Shares	1,552	138,773
Credit Agricole S.A.*	8,542	73,519
Danone S.A.	4,804	361,587
Dassault Systemes S.A.	484	59,158
Edenred	1,643	50,308
Electricite de France S.A.	2,177	50,521
Essilor International S.A.	1,761	187,612
Eurazeo	352	18,875
Eutelsat Communications S.A.	1,230	34,896
Fonciere Des Regions	262	19,637
France Telecom S.A.	16,204	153,441
GDF Suez	11,378	223,176

	Number of Shares	Value†

France — (continued)
Gecina S.A.	190	$21,000
Groupe Eurotunnel S.A.	5,556	42,247
Groupe Fnac*	79	1,676
ICADE	156	12,868
Iliad S.A.	177	38,240
Imerys S.A.	213	13,078
JCDecaux S.A.	400	10,888
Kering	633	128,807
Klepierre	874	34,444
L’Oreal S.A.	2,021	332,219
Lafarge S.A.	1,644	100,946
Lagardere S.C.A.	1,203	33,566
Legrand S.A.	2,075	96,207
LVMH Moet Hennessy Louis Vuitton S.A.	2,181	354,093
Natixis	9,049	37,994
Pernod-Ricard S.A.	1,810	200,898
Publicis Groupe S.A.	1,556	110,816
Remy Cointreau S.A.	152	16,129
Renault S.A.	1,688	113,699
Rexel S.A.	1,144	25,775
Safran S.A.	2,007	104,778
Sanofi S.A.	10,051	1,039,073
Schneider Electric S.A.	4,371	317,450
SCOR SE	1,528	46,898
Societe BIC S.A.	246	24,678
Societe Generale S.A.	6,204	213,513
Sodexo	822	68,477
Suez Environment Co.	2,747	35,503
Technip S.A.	838	85,167
Thales S.A.	773	36,071
Total S.A.	17,915	875,021
Unibail-Rodamco SE	817	190,283
Vallourec S.A.	777	39,430
Veolia Environment S.A.	3,205	36,592
Vinci S.A.	3,951	198,183
Vivendi S.A.	10,022	189,932
Wendel S.A.	326	33,620
Zodiac Aerospace	329	43,563

		8,590,243

Germany — 7.9%
Adidas AG	1,711	184,956
Allianz SE	3,789	553,045
Axel Springer AG	327	13,915
BASF SE	7,728	689,284
Bayer AG	6,958	740,819
Bayerische Motoren Werke AG	2,820	246,118
Beiersdorf AG	876	76,307
Brenntag AG	479	72,804
Celesio AG	516	11,201
Commerzbank AG*	6,232	54,139
Continental AG	878	117,045
Daimler AG	8,084	488,020
Deutsche Bank AG	8,578	359,698
Deutsche Boerse AG	1,623	106,725
Deutsche Lufthansa AG*	2,080	42,135

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Germany — (continued)
Deutsche Post AG	7,622	$189,162
Deutsche Telekom AG	23,749	276,688
E.ON SE	15,115	247,713
Fraport AG Frankfurt Airport Services Worldwide	272	16,436
Fresenius Medical Care AG & Co. KGaA	1,765	125,105
Fresenius SE & Co. KGaA	1,042	128,249
Fuchs Petrolub AG (Preference)	299	23,705
GEA Group AG	1,598	56,581
Hannover Ruckversicherung SE	585	42,066
HeidelbergCement AG	1,250	83,751
Henkel AG & Co. KGaA	1,114	87,248
Hochtief AG	206	13,419
Hugo Boss AG*	248	27,270
Infineon Technologies AG	9,503	79,548
K+S AG	1,330	49,153
Kabel Deutschland Holding AG	813	89,268
Lanxess AG	727	43,781
Linde AG	1,550	288,837
MAN SE	297	32,379
Merck KGaA	557	84,708
Metro AG	1,156	36,527
Muenchener Ruckversicherungs AG	1,509	277,221
RWE AG	4,273	136,214
SAP AG	7,868	574,542
Siemens AG	6,671	675,525
Suedzucker AG	700	21,671
Telefonica Deutschland Holding AG	2,349	16,995
ThyssenKrupp AG*	3,081	60,394
United Internet AG	908	25,596
Volkswagen AG	258	50,161

		7,616,124

Greece — 0.0%
Hellenic Telecommunications Organization S.A.*	2,062	16,127
OPAP S.A.	2,453	20,528

		36,655

Guernsey — 0.1%
Resolution Ltd.	13,216	57,248

Hong Kong — 2.9%
AIA Group Ltd.	101,000	425,513
ASM Pacific Technology Ltd.	1,700	18,662
Bank of East Asia Ltd.	10,490	37,547
BOC Hong Kong Holdings Ltd.	31,000	94,832
Cathay Pacific Airways Ltd.	10,000	17,401
Cheung Kong Holdings Ltd.	12,000	161,813
Cheung Kong Infrastructure Holdings Ltd.	4,000	26,653
CLP Holdings Ltd.	15,000	121,257
First Pacific Co., Ltd.	15,750	16,837
Galaxy Entertainment Group Ltd.*	16,000	77,719
Hang Lung Properties Ltd.	19,000	65,813
Hang Seng Bank Ltd.	6,400	94,250
Henderson Land Development Co., Ltd.	8,078	47,977

	Number of Shares	Value†

Hong Kong — (continued)
HKT Trust & HKT Ltd.	18,000	$17,208
Hong Kong & China Gas Co., Ltd.	48,678	118,778
Hong Kong Exchanges & Clearing Ltd.	9,402	141,212
Hopewell Holdings Ltd.	3,500	11,616
Hutchison Whampoa Ltd.	18,000	188,321
Hysan Development Co., Ltd.	7,140	30,824
Kerry Properties Ltd.	7,009	27,324
Li & Fung Ltd.	50,000	68,150
MGM China Holdings Ltd.*	10,400	27,598
MTR Corp., Ltd.	13,764	50,580
New World Development Co., Ltd.	34,232	47,020
Noble Group Ltd.	37,484	28,508
NWS Holdings Ltd.	11,677	17,902
Orient Overseas International Ltd.	2,000	12,811
PCCW Ltd.	32,000	14,935
Power Assets Holdings Ltd.	11,500	98,992
Sands China Ltd.	21,200	99,069
Shangri-La Asia Ltd.	16,666	28,650
Sino Land Co., Ltd.	27,246	38,095
SJM Holdings Ltd.	17,000	41,256
Sun Hung Kai Properties Ltd.	13,721	176,206
Swire Pacific Ltd., A Shares	6,000	72,290
Swire Properties Ltd.	9,336	27,486
The Link REIT	19,289	94,664
Wharf Holdings Ltd.	13,000	108,503
Wheelock & Co., Ltd.	7,000	34,926
Wing Hang Bank Ltd.	46	411
Yue Yuen Industrial Holdings Ltd.	7,000	18,090

		2,847,699

Ireland — 0.6%
Anglo Irish Bank Corp. PLC*~	3,146	0
Bank of Ireland*	177,465	36,188
CRH PLC*	6,328	128,032
Elan Corp. PLC*	4,549	63,836
Experian PLC	8,268	143,697
James Hardie Industries PLC	3,154	27,083
Kerry Group PLC, A Shares	1,174	64,793
Ryanair Holdings PLC ADR*	59	3,040
Shire PLC	4,615	146,251

		612,920

Israel — 0.5%
The Israel Corp., Ltd.*	16	9,539
Bank Hapoalim BM*	8,292	37,422
Bank Leumi Le-Israel BM*	12,033	39,750
Bezeq The Israeli Telecommunication Corp., Ltd.	21,340	28,372
Delek Group Ltd.	36	9,294
Israel Chemicals Ltd.	3,410	33,488
Mellanox Technologies Ltd.*	251	12,479
Mizrahi Tefahot Bank Ltd.*	783	7,839
NICE Systems Ltd.	400	14,707
Teva Pharmaceutical Industries Ltd.	7,146	279,679

		472,569

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Italy — 1.8%
Assicurazioni Generali SpA	9,560	$167,105
Atlantia SpA	3,065	49,991
Banca Monte dei Paschi di Siena SpA*	33,709	8,539
Enel Green Power SpA	17,403	36,117
Enel SpA	57,195	179,475
ENI SpA	21,315	437,466
Exor SpA	457	13,534
Fiat Industrial SpA	7,320	81,485
Fiat SpA*	7,996	55,764
Finmeccanica SpA*	2,436	12,187
Intesa Sanpaolo SpA	93,573	149,767
Intesa Sanpaolo SpA, RSP	5,114	6,847
Luxottica Group SpA	1,314	66,482
Mediobanca SpA	5,402	28,094
Pirelli & C SpA	1,674	19,352
Prysmian SpA	1,977	36,880
Saipem SpA	2,015	32,705
Snam Rete Gas SpA	17,071	77,730
Telecom Italia SpA	73,498	51,228
Telecom Italia SpA, RSP	55,911	31,171
Terna Rete Elettrica Nasionale SpA	11,628	48,318
Unicredit SpA	36,518	170,717
Unione di Banche Italiane ScpA	6,094	22,038

		1,782,992

Japan — 22.1%
ABC-Mart, Inc.	200	7,795
Acom Co., Ltd.*	320	10,180
Advantest Corp.	1,200	19,772
Aeon Co., Ltd.	5,500	72,277
AEON Financial Service Co., Ltd.	700	19,829
Aeon Mall Co., Ltd.	500	12,404
Air Water, Inc.	1,000	14,058
Aisin Seiki Co., Ltd.	1,700	64,910
Ajinomoto Co., Inc.	5,000	73,346
Alfresa Holdings Corp.	400	21,418
Amada Co., Ltd.	3,000	19,751
ANA Holdings, Ltd.	11,000	22,873
Aozora Bank Ltd.	10,000	31,231
Asahi Glass Co., Ltd.	9,000	58,336
Asahi Group Holdings Ltd.	3,400	84,224
Asahi Kasei Corp.	11,000	72,579
Asics Corp.	1,000	15,760
Astellas Pharma, Inc.	3,800	206,432
Benesse Holdings, Inc.	400	14,431
Bridgestone Corp.	5,500	187,551
Brother Industries Ltd.	1,500	16,832
Calbee, Inc.	100	9,491
Canon, Inc.	9,400	308,069
Casio Computer Co., Ltd.	1,500	13,212
Central Japan Railway Co.	1,200	146,256
Chiyoda Corp.	1,000	11,794
Chubu Electric Power Co., Inc.	5,700	80,741
Chugai Pharmaceutical Co., Ltd.	1,800	37,259
Citizen Holdings Co., Ltd.	3,100	17,291
Coca-Cola West Co., Ltd.	700	12,413

	Number of Shares	Value†

Japan — (continued)
Cosmo Oil Co., Ltd.*	6,000	$11,035
Credit Saison Co., Ltd.	1,500	37,691
Dai Nippon Printing Co., Ltd.	5,000	45,624
Daicel Corp.	2,000	17,480
Daido Steel Co., Ltd.	2,000	10,096
Daihatsu Motor Co., Ltd.	2,000	37,881
Daiichi Sankyo Co., Ltd.	5,900	98,322
Daikin Industries Ltd.	2,100	84,882
Dainippon Sumitomo Pharma Co., Ltd.	1,400	18,516
Daito Trust Construction Co., Ltd.	700	65,954
Daiwa House Industry Co., Ltd.	4,000	74,508
Daiwa Securities Group, Inc.	15,000	125,624
Dena Co., Ltd.	700	13,705
Denso Corp.	4,000	188,053
Dentsu, Inc.	1,300	44,973
Don Quijote Co., Ltd.	400	19,418
East Japan Railway Co.	2,800	217,931
Eisai Co., Ltd.	2,200	89,659
Electric Power Development Co., Ltd.	1,000	31,265
FamilyMart Co., Ltd.	500	21,334
FANUC Corp., Ltd.	1,600	231,563
Fast Retailing Co., Ltd.	400	135,002
Fuji Electric Holdings Co., Ltd.	4,000	14,064
Fuji Heavy Industries Ltd.	5,000	123,471
FUJIFILM Holdings Corp.	4,100	90,174
Fujitsu Ltd.	16,000	66,192
Fukuoka Financial Group, Inc.	6,000	25,519
Furukawa Electric Co., Ltd.	4,000	9,254
Gree, Inc.	800	7,098
GungHo Online Entertainment, Inc.*	30	32,776
Hakuhodo DY Holdings, Inc.	250	17,510
Hamamatsu Photonics K.K.	500	18,057
Hankyu Hanshin Holdings, Inc.	10,000	56,916
Hino Motors Ltd.	2,000	29,348
Hirose Electric Co., Ltd.	200	26,342
Hitachi Chemical Co., Ltd.	1,000	15,655
Hitachi Construction Machinery Co., Ltd.	1,000	20,170
Hitachi High-Technologies Corp.	500	12,058
Hitachi Ltd.	41,000	262,707
Hitachi Metals Ltd.	1,000	11,201
Hitamitsu Pharmaceutical Co., Ltd.	400	20,298
Hokkaido Electric Power Co., Inc.*	900	12,282
Hokuhoku Financial Group, Inc.	10,000	20,420
Hokuriku Electric Power Co.	1,200	18,830
Honda Motor Co., Ltd.	13,700	508,947
Hoya Corp.	3,700	76,102
Hulic Co., Ltd.	2,800	30,039
Ibiden Co., Ltd.	1,300	20,234
Idemitsu Kosan Co., Ltd.	100	7,666
IHI Corp.	9,000	34,052
Inpex Corp.	18	74,812
Isetan Mitsukoshi Holdings Ltd.	2,500	33,197
Isuzu Motors Ltd.	11,000	75,195
ITOCHU Corp.	12,400	143,392
Itochu Technology Solutions Corp.	300	12,419

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
J. Front Retailing Co., Ltd.	4,000	$31,899
Japan Airlines Co., Ltd.	1,000	51,481
Japan Exchange Group, Inc.	400	40,403
Japan Petroleum Exploration Co.	300	12,147
Japan Prime Realty Investment Corp.	5	15,300
Japan Real Estate Investment Corp.	5	55,854
Japan Retail Fund Investment Corp.	20	41,783
Japan Tobacco, Inc.	9,200	324,737
JFE Holdings, Inc.	4,300	94,204
JGC Corp.	2,000	72,025
JSR Corp.	1,900	38,444
JTEKT Corp.	1,500	16,813
JX Holdings, Inc.	18,990	91,691
Kajima Corp.	7,000	23,207
Kamigumi Co., Ltd.	2,000	16,096
Kaneka Corp.	2,000	13,187
Kansai Paint Co., Ltd.	2,000	25,530
Kao Corp.	4,300	146,379
Kawasaki Heavy Industries Ltd.	13,000	39,897
KDDI Corp.	4,400	229,123
Keikyu Corp.	4,000	34,340
Keio Corp.	5,000	34,352
Keisei Electric Railway Co., Ltd.	2,000	18,737
Keyence Corp.	341	108,646
Kikkoman Corp.	1,000	16,635
Kinden Corp.	1,000	8,605
Kintetsu Corp.	13,000	57,070
Kirin Holdings Co., Ltd.	7,000	109,650
Kobe Steel Ltd.*	18,000	22,260
Koito Manufacturing Co., Ltd.	1,000	19,063
Komatsu Ltd.	7,600	175,043
Konami Corp.	600	12,738
Konica Minolta, Inc.	3,000	22,580
Kubota Corp.	9,000	130,980
Kuraray Co., Ltd.	2,400	33,636
Kurita Water Industries Ltd.	800	16,933
Kyocera Corp.	1,300	132,270
Kyowa Hakko Kirin Co., Ltd.	2,000	22,607
Kyushu Electric Power Co., Inc.*	4,000	60,285
Lawson, Inc.	600	45,786
LIXIL Group Corp.	2,300	56,007
M3, Inc.	5	11,215
Mabuchi Motor Co., Ltd.	200	10,669
Makita Corp.	1,100	59,138
Marubeni Corp.	14,000	93,567
Marui Group Co., Ltd.	1,500	14,942
Maruichi Steel Tube Ltd.	300	7,666
Mazda Motor Corp.*	24,000	94,882
McDonald’s Holdings Co. (Japan), Ltd.	700	19,425
Medipal Holdings Corp.	1,500	20,337
MEIJI Holdings Co., Ltd.	500	24,011
Miraca Holdings, Inc.	400	18,381
Mitsubishi Chemical Holdings Corp.	12,000	56,240
Mitsubishi Corp.	12,000	205,004
Mitsubishi Electric Corp.	16,000	149,506
Mitsubishi Estate Co., Ltd.	11,000	292,863

	Number of Shares	Value†

Japan — (continued)
Mitsubishi Gas Chemical Co., Inc.	3,000	$21,995
Mitsubishi Heavy Industries Ltd.	25,000	138,989
Mitsubishi Logistics Corp.	1,000	13,954
Mitsubishi Materials Corp.	7,000	24,644
Mitsubishi Motors Corp.*	37,000	50,645
Mitsubishi Tanabe Pharma Corp.	1,900	24,583
Mitsubishi UFJ Financial Group, Inc.	107,800	665,759
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,600	21,825
Mitsui & Co., Ltd.	15,000	188,103
Mitsui Chemicals, Inc.	5,000	11,255
Mitsui Fudosan Co., Ltd.	7,000	205,800
Mitsui OSK Lines Ltd.*	10,000	38,861
Mizuho Financial Group, Inc.	189,280	393,076
MS&AD Insurance Group Holdings, Inc.	4,390	111,200
Murata Manufacturing Co., Ltd.	1,700	129,310
Nabtesco Corp.	700	14,534
Namco Bandai Holdings, Inc.	1,700	27,553
NEC Corp.	23,000	50,367
Nexon Co., Ltd.	1,100	12,150
NGK Insulators Ltd.	2,000	24,715
NGK Spark Plug Co., Ltd.	2,000	40,030
NHK Spring Co., Ltd.	1,200	13,855
Nidec Corp.	900	62,966
Nikon Corp.	2,900	67,756
Nintendo Co., Ltd.	900	105,965
Nippon Building Fund, Inc.	6	69,489
Nippon Electric Glass Co., Ltd.	2,000	9,736
Nippon Express Co., Ltd.	8,000	37,989
Nippon Meat Packers, Inc.	1,000	15,296
Nippon Steel & Sumitomo Metal Corp.	64,170	172,890
Nippon Telegraph & Telephone Corp.	3,500	182,423
Nippon Yusen K.K.	13,000	34,396
Nissan Motor Co., Ltd.	20,200	202,457
Nisshin Seifun Group, Inc.	1,500	17,974
Nissin Foods Holdings Co., Ltd.	500	20,220
Nitori Holdings Co., Ltd.	300	24,153
Nitto Denko Corp.	1,500	96,203
NKSJ Holdings, Inc.	2,825	67,135
NOK Corp.	1,000	15,855
Nomura Holdings, Inc.	30,100	221,559
Nomura Real Estate Holdings, Inc.	1,000	22,090
Nomura Real Estate Office Fund, Inc.	2	8,771
Nomura Research Institute Ltd.	1,000	32,477
NSK Ltd.	3,000	28,620
NTT Data Corp.	10	35,620
NTT DOCOMO, Inc.	132	205,353
NTT Urban Development Corp.	10	12,274
Obayashi Corp.	6,000	31,111
Odakyu Electric Railway Co., Ltd.	5,000	48,828
Oji Holdings Corp.	6,000	24,185
Olympus Corp.*	1,500	45,581
Omron Corp.	1,600	47,701
Ono Pharmaceutical Co., Ltd.	600	40,842
Oracle Corp. Japan	200	8,284
Oriental Land Co., Ltd.	400	61,902
ORIX Corp.	8,800	120,091

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Osaka Gas Co., Ltd.	16,000	$67,558
Otsuka Corp.	100	11,153
Otsuka Holdings Co., Ltd.	3,000	99,057
Panasonic Corp.	18,200	146,547
Park24 Co., Ltd.	800	14,514
Rakuten, Inc.	6,300	74,497
Resona Holdings, Inc.	16,200	78,897
Ricoh Co., Ltd.	5,000	59,252
Rinnai Corp.	300	21,332
Rohm Co., Ltd.	900	36,550
Sankyo Co., Ltd.	400	18,901
Sanrio Co., Ltd.	300	13,916
Santen Pharmaceutical Co., Ltd.	600	25,965
SBI Holdings, Inc.	1,710	18,800
Secom Co., Ltd.	1,800	97,867
Sega Sammy Holdings, Inc.	1,900	47,610
Sekisui Chemical Co., Ltd.	3,000	31,856
Sekisui House Ltd.	5,000	72,242
Seven & I Holdings Co., Ltd.	6,500	238,052
Seven Bank Ltd.	5,300	19,213
Sharp Corp.*	7,000	28,185
Shikoku Electric Power Co., Inc.*	1,300	23,476
Shimadzu Corp.	1,000	8,050
Shimamura Co., Ltd.	200	24,278
Shimano, Inc.	700	59,629
Shimizu Corp.	5,000	20,100
Shin-Etsu Chemical Co., Ltd.	3,500	231,648
Shinsei Bank Ltd.	14,000	31,792
Shionogi & Co., Ltd.	2,800	58,390
Shiseido Co., Ltd.	3,300	49,100
Showa Denko K.K.	9,000	11,869
Showa Shell Sekiyu K.K.	2,200	18,050
SMC Corp.	500	100,238
Softbank Corp.	8,100	471,501
Sojitz Corp.	9,400	15,596
Sony Corp.	8,400	177,460
Sony Financial Holdings, Inc.	1,200	18,893
Stanley Electric Co., Ltd.	1,300	25,256
Sumco Corp.	1,000	10,954
Sumitomo Chemical Co., Ltd.	15,000	47,047
Sumitomo Corp.	9,900	123,390
Sumitomo Electric Industries Ltd.	5,900	70,234
Sumitomo Heavy Industries Ltd.	3,000	12,597
Sumitomo Metal Mining Co., Ltd.	4,000	44,555
Sumitomo Mitsui Financial Group, Inc.	10,700	489,772
Sumitomo Mitsui Trust Holdings, Inc.	26,430	123,319
Sumitomo Realty & Development Co., Ltd.	3,000	119,562
Sumitomo Rubber Industries Ltd.	1,200	19,589
Suruga Bank Ltd.	2,000	36,269
Suzuken Co., Ltd.	400	13,462
Suzuki Motor Corp.	2,800	64,541
Sysmex Corp.	700	45,847
T&D Holdings, Inc.	5,400	72,233
Taiheiyo Cement Corp.	7,000	22,338
Taisei Corp.	8,000	28,880
Taisho Pharmaceutical Holdings Co., Ltd.	300	21,293

	Number of Shares	Value†

Japan — (continued)
Taiyo Nippon Sanso Corp.	1,000	$6,896
Takashimaya Co., Ltd.	3,000	30,406
Takeda Pharmaceutical Co., Ltd.	6,600	297,620
TDK Corp.	900	31,014
Teijin Ltd.	6,000	13,143
Terumo Corp.	1,100	54,678
The Bank of Kyoto Ltd.	3,000	24,984
The Bank of Yokohama Ltd.	10,000	51,586
The Chiba Bank Ltd.	7,000	47,760
The Chugoku Bank Ltd.	2,000	28,025
The Chugoku Electric Power Co., Inc.	2,100	32,928
The Dai-ichi Life Insurance Co., Ltd.	74	106,230
The Gunma Bank Ltd.	3,000	16,587
The Hachijuni Bank Ltd.	4,000	23,338
The Hiroshima Bank Ltd.	4,000	17,025
The Iyo Bank Ltd.	3,000	28,673
The Japan Steel Works Ltd.	2,000	10,975
The Joyo Bank Ltd.	6,000	32,769
The Kansai Electric Power Co., Inc.*	5,900	80,761
The Nishi-Nippon City Bank Ltd.	7,000	18,253
The Shizuoka Bank Ltd.	4,000	43,143
The Yokohama Rubber Co., Ltd.	2,000	20,082
THK Co., Ltd.	1,000	20,983
Tobu Railway Co., Ltd.	9,000	46,383
Toho Co., Ltd.	900	18,511
Toho Gas Co., Ltd.	3,000	15,514
Tohoku Electric Power Co., Inc.*	4,400	54,938
Tokio Marine Holdings, Inc.	5,900	186,174
Tokyo Electric Power Co., Inc.*	12,200	62,981
Tokyo Electron Ltd.	1,500	75,839
Tokyo Gas Co., Ltd.	21,000	115,858
Tokyo Tatemono Co., Ltd.	3,000	24,963
Tokyu Corp.	10,000	65,478
Tokyu Land Corp.	3,000	27,462
TonenGeneral Sekiyu K.K.	2,000	19,353
Toppan Printing Co., Ltd.	4,000	27,748
Toray Industries, Inc.	13,000	84,001
Toshiba Corp.	33,000	158,188
TOTO Ltd.	2,000	20,336
Toyo Seikan Kaisha Group Holdings Ltd.	1,000	15,393
Toyo Suisan Kaisha Ltd.	1,000	33,273
Toyoda Gosei Co., Ltd.	400	9,780
Toyota Boshoku Corp	900	12,941
Toyota Industries Corp.	1,200	49,006
Toyota Motor Corp.	23,300	1,405,406
Toyota Tsusho Corp.	1,800	46,283
Trend Micro, Inc.	1,100	34,972
Tsumura & Co.	600	17,682
Ube Industries Ltd.	7,000	12,950
Unicharm Corp.	1,000	56,558
United Urban Investment Corp	19	25,650
USS Co., Ltd.	220	27,890
West Japan Railway Co.	1,300	55,133
Yahoo! Japan Corp.	106	52,196
Yakult Honsha Co., Ltd.	900	37,320
Yamada Denki Co., Ltd.	830	33,606

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Japan — (continued)
Yamaguchi Financial Group, Inc.	2,000	$19,678
Yamaha Corp.	1,600	18,332
Yamaha Motor Co., Ltd.	2,400	31,085
Yamato Holdings Co., Ltd.	2,800	58,969
Yamato Kogyo Co., Ltd.	300	9,163
Yamazaki Baking Co., Ltd.	1,000	11,736
Yaskawa Electric Corp.	2,000	24,273
Yokogawa Electric Corp.	2,000	23,910

		21,345,035

Jersey — 0.0%
Randgold Resources Ltd.	735	46,575

Luxembourg — 0.3%
ArcelorMittal	8,713	97,518
Millicom International Cellular S.A.	489	35,219
SES S.A.	2,610	74,780
Tenaris S.A.	4,127	82,657

		290,174

Macau — 0.0%
Wynn Macau Ltd.	12,400	33,353

Netherlands — 4.7%
Aegon N.V.	14,942	100,246
Akzo Nobel N.V.	2,031	114,601
ASML Holding N.V.	2,619	206,745
Corio N.V.	732	29,132
DE Master Blenders 1753 N.V.*	4,627	74,079
Delta Lloyd N.V.	1,495	29,960
European Aeronautic Defence & Sapce Co. N.V.	4,895	261,885
Fugro N.V.	528	28,689
Gemalto N.V.	710	64,285
Heineken Holdings N.V.	933	52,291
Heineken N.V.	1,938	123,356
ING Groep N.V.*	32,429	296,370
Koninklijke Ahold N.V.	8,855	131,699
Koninklijke Boskalis Westminster N.V.	785	28,596
Koninklijke DSM N.V.	1,342	87,489
Koninklijke KPN N.V.*	27,099	56,225
Koninklijke Philips N.V.	8,673	236,434
Koninklijke Vopak N.V.	584	34,470
QIAGEN N.V.*	1,994	39,017
Randstad Holding N.V.	903	37,121
Reed Elsevier N.V.	5,974	99,493
Royal Dutch Shell PLC, A Shares	32,462	1,036,973
Royal Dutch Shell PLC, B Shares	21,881	724,680
TNT Express N.V.	3,428	25,684
Unilever N.V.	14,022	551,963
Wolters Kluwer N.V.	2,773	58,736
Ziggo N.V.	1,430	57,439

		4,587,658

New Zealand — 0.1%
Auckland International Airport Ltd.	6,300	14,490
Contact Energy Ltd.	2,990	11,833

	Number of Shares	Value†

New Zealand — (continued)
Fletcher Building Ltd.	6,425	$41,843
SKYCITY Entertainment Group Ltd.	4,623	15,596
Telecom Corp. of New Zealand Ltd.	14,881	25,913

		109,675

Norway — 0.7%
Aker Solutions ASA	1,631	22,266
DNB ASA	8,532	123,771
Gjensidige Forsikring ASA	1,418	20,890
Norsk Hydro ASA	6,555	26,285
Orkla ASA	6,430	52,646
Statoil ASA	9,516	196,582
Telenor ASA	6,166	122,475
Yara International ASA	1,592	63,488

		628,403

Portugal — 0.2%
Banco Espirito Santo S.A.*	19,299	15,472
EDP — Energias de Portugal S.A.	16,826	54,277
Galp Energia SGPS, S.A., B Shares	2,276	33,739
Jeronimo Martins SGPS, S.A.	2,107	44,408
Portugal Telecom SGPS, S.A.	4,543	17,674

		165,570

Singapore — 1.6%
Ascendas Real Estate Investment Trust	15,000	26,287
CapitaCommercial Trust	16,000	18,458
CapitaLand Ltd.	23,000	55,568
CapitaMall Trust	21,700	34,052
CapitaMalls Asia Ltd.	7,000	10,040
City Developments Ltd.	3,000	25,238
ComfortDelGro Corp. Ltd.	14,000	20,120
DBS Group Holdings Ltd.	14,827	180,413
Genting Singapore PLC	55,000	57,032
Global Logistic Properties Ltd.	26,000	56,240
Golden Agri-Resources Ltd.	65,000	28,615
Hutchison Port Holdings Trust	35,100	25,799
Jardine Cycle & Carriage Ltd.	1,000	33,434
Keppel Corp. Ltd.	11,600	94,880
Keppel Land Ltd.	5,431	14,282
Olam International Ltd.	10,179	13,102
Oversea-Chinese Banking Corp. Ltd.	21,133	166,129
SembCorp Industries Ltd.	9,000	35,014
SembCorp Marine Ltd.	7,000	23,721
Singapore Airlines Ltd.	4,000	31,928
Singapore Exchange Ltd.	8,000	44,219
Singapore Press Holdings Ltd.	15,000	49,301
Singapore Technologies Engineering Ltd.	12,000	39,530
Singapore Telecommunications Ltd.	65,000	192,518
StarHub, Ltd.	5,000	16,440
United Overseas Bank Ltd.	10,345	161,549
UOL Group Ltd.	4,000	21,146
Wilmar International Ltd.	18,000	44,518

		1,519,573

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Spain — 2.8%
Abertis Infraestructuras S.A.	3,395	$59,153
Acciona S.A.	126	6,643
ACS Actividades de Construccion y Servicios S.A.	1,331	35,210
Amadeus IT Holding S.A.	3,201	102,448
Banco Bilbao Vizcaya Argentaria S.A.	46,022	386,760
Banco de Sabadell S.A.	24,455	40,570
Banco Popular Espanol S.A.*	9,749	29,844
Banco Santander S.A.	91,835	587,672
Bankia S.A.*	33,916	26,274
CaixaBank	10,934	33,584
Distribuidora Internacional de Alimentacion S.A.	5,983	45,197
Enagas S.A.	1,741	43,030
Ferrovial S.A.	3,335	53,243
Gas Natural SDG S.A.	2,920	58,831
Grifols S.A.	1,270	46,659
Iberdrola S.A.	40,906	216,171
Inditex S.A.	1,858	229,174
Mapfre S.A.	5,533	18,002
Red Electrica de Espana S.A.	1,008	55,427
Repsol S.A.	7,114	150,140
Telefonica S.A.*	35,056	451,007
Zardoya Otis S.A.	1,428	20,222

		2,695,261

Sweden — 3.1%
Alfa Laval AB	2,688	54,903
Assa Abloy AB, B Shares	2,855	111,578
Atlas Copco AB, A Shares	5,624	135,549
Atlas Copco AB, B Shares	3,512	75,159
Boliden AB	1,883	23,340
Electrolux AB, B Shares	2,141	54,028
Elekta AB, B Shares	3,250	49,395
Getinge AB, B Shares	1,862	56,532
Hennes & Mauritz AB, B Shares	7,954	261,698
Hexagon AB, B Shares	2,213	59,157
Husqvarna AB, B Shares	2,834	14,967
Industrivarden AB, C Shares	1,227	20,489
Investment AB Kinnevik, B Shares	1,915	49,095
Investor AB, B Shares	3,851	103,364
Lundin Petroleum AB*	2,072	40,981
Nordea Bank AB	22,401	250,158
Ratos AB, B Shares	1,400	10,857
Sandvik AB	8,368	99,942
Scania AB, B Shares	2,955	59,120
Securitas AB, B Shares	1,984	17,345
Skandinaviska Enskilda Banken AB, A Shares	12,780	122,011
Skanska AB, B Shares	3,416	56,611
SKF AB, B Shares	3,364	78,809
Svenska Cellulosa AB, B Shares	4,990	125,143
Svenska Handelsbanken AB, A Shares	4,170	167,069
Swedbank AB, A Shares	7,619	174,510
Swedish Match AB	1,891	67,120
Tele2 AB, B Shares*	2,927	34,362
Telefonaktiebolaget LM Ericsson, B Shares	25,280	286,671

	Number of Shares	Value†

Sweden — (continued)
TeliaSonera AB	20,037	$130,575
Volvo AB, B Shares	13,105	174,879

		2,965,417

Switzerland — 9.6%
ABB Ltd.*	18,855	408,436
Actelion Ltd.*	893	53,792
Adecco S.A.*	1,194	68,001
Aryzta AG*	816	45,805
Baloise Holding AG	439	42,638
Banque Cantonale Vaudoise	32	15,862
Barry Callebaut AG*	11	10,068
Coca-Cola HBC AG*	1,858	43,491
Coca-Cola HBC AG*	1,187	27,177
Compagnie Financiere Richemont S.A.	4,358	384,325
Credit Suisse Group AG*	12,606	333,732
EMS-Chemie Holding AG	65	19,252
Geberit AG*	325	80,510
Givaudan S.A.*	72	92,777
Glencore Xstrata PLC*	84,088	348,083
Holcim Ltd.*	1,887	131,347
Julius Baer Group Ltd.*	1,980	77,276
Kuehne + Nagel International AG	442	48,494
Lindt & Spruengli AG	1	43,511
Lindt & Spruengli AG, Participation Certificates	7	26,276
Lonza Group AG*	511	38,395
Nestle S.A.	27,132	1,780,413
Novartis AG	19,353	1,370,784
Pargesa Holding S.A.	223	14,859
Partners Group Holding AG	138	37,354
Roche Holding AG	5,911	1,467,094
Schindler Holding AG	145	19,638
Schindler Holding AG, Participation Certificates	453	63,030
SGS S.A.	47	100,905
Sika AG	20	51,715
Sonova Holding AG*	465	49,195
STMicroelectronics N.V.	4,919	44,206
Sulzer AG	224	35,769
Swiss Life Holding AG*	300	48,697
Swiss Prime Site AG*	430	31,611
Swiss Re AG*	3,014	224,244
Swisscom AG	198	86,679
Syngenta AG	789	307,678
The Swatch Group AG	257	140,383
The Swatch Group AG, Registered Shares	408	38,366
Transocean Ltd.	2,097	100,551
Transocean Ltd.	928	44,560
UBS AG*	30,519	518,025
Wolseley PLC	2,276	105,014
Zurich Insurance Group AG*	1,224	317,272

		9,337,290

United Kingdom — 18.5%
3i Group PLC	8,442	43,347
Aberdeen Asset Management PLC	7,687	44,736
Admiral Group PLC	1,957	39,422

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
United Kingdom — (continued)
Aggreko PLC	2,267	$56,663
AMEC PLC	2,494	38,144
Anglo American PLC	11,557	222,712
Antofagasta PLC	3,403	41,235
ARM Holdings PLC	11,679	141,283
Associated British Foods PLC	3,044	80,301
AstraZeneca PLC	10,552	498,889
Aviva PLC	24,226	124,865
Babcock International Group PLC	3,027	50,826
BAE Systems PLC	27,534	160,345
Barclays PLC	102,794	437,776
BG Group PLC	28,500	484,333
BHP Billiton PLC	17,687	450,983
BP PLC	160,799	1,115,943
British American Tobacco PLC	16,237	832,794
British Land Co. PLC	8,292	71,433
British Sky Broadcasting Group PLC	9,078	109,363
BT Group PLC	66,035	310,020
Bunzl PLC	2,940	57,342
Burberry Group PLC	3,783	77,826
Carnival PLC	1,577	54,817
Centrica PLC	43,989	240,609
Cobham PLC	8,466	33,755
Compass Group PLC	15,226	194,553
Croda International PLC	1,228	46,308
Diageo PLC	21,198	607,884
Direct Line Insurance Group PLC	6,941	24,664
easyjet PLC	1,334	26,294
Fresnillo PLC	1,200	16,201
G4S PLC	12,521	44,149
GKN PLC	14,782	67,663
GlaxoSmithKline PLC	41,280	1,031,851
Hammerson PLC	5,215	38,668
Hargreaves Lansdown PLC	1,892	25,556
HSBC Holdings PLC	156,409	1,619,179
ICAP PLC	3,290	18,165
IMI PLC	2,841	53,549
Imperial Tobacco Group PLC	8,326	288,703
Inmarsat PLC	3,494	35,782
Intercontinental Hotels Group PLC	2,355	64,721
International Consolidated Airlines Group S.A. (London Main Market Exchange)*	2,764	11,085
International Consolidated Airlines Group S.A. (Spanish Stock Exchange)*	3,469	13,927
Intertek Group PLC	1,257	55,876
Intu Properties PLC	6,425	30,542
Invensys PLC	5,914	37,031
Investec PLC	3,627	22,825
ITV PLC	33,457	71,333
J. Sainsbury PLC	9,762	52,762
Johnson Matthey PLC	1,762	70,401
Kingfisher PLC	19,993	104,240
Land Securities Group PLC	6,977	93,707
Legal & General Group PLC	50,239	130,941
Lloyds Banking Group PLC*	384,695	369,429

	Number of Shares	Value†

United Kingdom — (continued)
London Stock Exchange Group PLC	1,386	$28,172
Marks & Spencer Group PLC	13,650	89,316
Meggitt PLC	7,306	57,562
National Grid PLC	30,788	349,003
New Melrose PLC*	9,971	37,793
Next PLC	1,440	99,750
Old Mutual PLC	40,891	112,251
Pearson PLC	6,846	121,752
Persimmon PLC*	2,549	45,757
Petrofac Ltd.	1,906	34,696
Prudential PLC	21,974	358,679
Reckitt Benckiser Group PLC	5,396	381,696
Reed Elsevier PLC	10,172	115,678
Rexam PLC	7,158	51,948
Rio Tinto PLC	10,484	426,376
Rolls-Royce Holdings PLC*~	1,893,409	2,880
Royal Bank of Scotland Group PLC*	18,564	77,037
RSA Insurance Group PLC	27,278	49,488
SABMiller PLC	8,207	393,474
Schroders PLC	1,114	36,982
Segro PLC	7,540	31,987
Serco Group PLC	4,866	45,760
Severn Trent PLC	2,174	55,050
Smith & Nephew PLC	7,583	84,929
Smiths Group PLC	3,398	67,603
SSE PLC	8,214	190,217
Standard Chartered PLC	20,624	447,758
Standard Life PLC	20,288	106,770
Subsea 7 S.A.	2,461	43,297
Tate & Lyle PLC	4,356	54,654
Tesco PLC	68,988	347,413
The Capita PLC	5,623	82,653
The Sage Group PLC	8,870	45,842
The Weir Group PLC	1,862	60,886
Travis Perkins PLC	2,061	45,635
TUI Travel PLC	5,421	29,392
Tullow Oil PLC	7,372	112,223
Unilever PLC	10,989	444,861
United Utilities Group PLC	5,902	61,406
Vedanta Resources PLC	511	7,942
Vodafone Group PLC	414,750	1,188,547
W.M. Morrison Supermarkets PLC	17,966	71,513
Whitbread PLC	1,592	74,060
William Hill PLC	7,259	48,678
WPP PLC	10,309	176,211

		17,883,328

TOTAL COMMON STOCKS (Cost $85,589,197)		94,549,912

PREFERRED STOCKS — 0.9%
Germany — 0.6%
Bayerische Motoren Werke AG	500	34,148
Henkel AG & Co. KGaA	1,550	145,559
Porsche Automobil Holding SE	1,303	100,621

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

	Number of Shares	Value†
PREFERRED STOCKS — (continued)
Germany — (continued)
ProSiebenSat.1 Media AG*	983	$42,161
RWE AG	206	6,358
Volkswagen AG	1,232	248,843

		577,690

United Kingdom — 0.3%
Rolls-Royce Holdings PLC, Series C*	15,911	273,963

TOTAL PREFERRED STOCKS (Cost $547,721)		851,653

RIGHTS — 0.0%
Spain — 0.0%
Repsol S.A.* (Cost $4,248)	7,106	3,959

WARRANTS — 0.0%
Belgium — 0.0%
Anheuser-Busch InBev N.V.* 02/27/13 (Cost $0)	256	0

SHORT-TERM INVESTMENTS — 1.4%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,403,051)	1,403,051	1,403,051

TOTAL INVESTMENTS — 100.0% (Cost $87,544,217)		$96,808,575

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $55,132.

ADR — American Depository Receipt.

PLC — Public Limited Company.

PPS — Partially Protected Shares.

REIT — Real Estate Investment Trust.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.4%	$360,398
Aerospace & Defense	0.8%	710,146
Agriculture	1.7%	1,586,487
Airlines	0.2%	228,304
Apparel	0.8%	757,640
Auto Manufacturers	4.1%	3,862,019
Auto Parts & Equipment	1.2%	1,137,966
Banks	14.4%	13,617,894
Beverages	2.7%	2,520,796
Biotechnology	0.3%	303,413
Building & Real Estate	0.1%	45,757

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Building Materials	1.2%	$1,086,587
Chemicals	4.1%	3,914,050
Coal	—%	6,240
Commercial Services	1.5%	1,433,220
Computers	0.4%	363,812
Cosmetics & Personal Care	0.7%	660,563
Distribution & Wholesale	1.1%	1,021,933
Diversified	—%	26,287
Diversified Financial Services	1.5%	1,401,669
Diversified Operations	0.2%	157,798
Electric	2.7%	2,594,775
Electrical Components & Equipment	1.0%	975,683
Electronics	1.2%	1,166,611
Energy-Alternate Sources	—%	41,864
Engineering & Construction	1.3%	1,236,799
Entertainment	0.2%	178,440
Environmental Control	—%	16,933
Food	5.5%	5,149,721
Food Service	0.2%	194,553
Forest Products & Paper	0.2%	230,194
Gas	0.8%	737,908
Hand & Machine Tools	0.4%	377,033
Healthcare Products	0.9%	866,341
Healthcare Services	0.2%	204,224
Holding Companies	0.6%	555,962
Home Builders	0.2%	178,606
Home Furnishings	0.4%	406,220
Hotels & Resorts	0.3%	264,861
Household Products & Wares	0.5%	508,589
Industrial	—%	2,880
Insurance	5.2%	4,901,050
Internet	0.3%	291,571
Investment Companies	0.3%	325,583
Iron & Steel	0.6%	542,852
Leisure Time	0.3%	256,585
Lodging	0.4%	360,686
Machinery — Construction & Mining	0.4%	405,921
Machinery — Diversified	1.1%	1,050,452
Media	1.0%	952,337
Metal Fabricate/Hardware	0.4%	348,760
Mining	3.0%	2,861,031
Miscellaneous Manufacturing	1.3%	1,271,932
Mixed Industrial/Office	0.5%	436,182
Office & Business Equipment	0.4%	367,321
Oil & Gas	6.5%	6,134,812
Oil & Gas Services	0.4%	347,427
Packaging and Containers	0.2%	155,435
Pharmaceuticals	8.3%	7,857,888
Pipelines	0.1%	45,297
Real Estate	1.8%	1,734,240
Real Estate Investment Trusts	0.8%	783,663
Retail	2.9%	2,723,420
Semiconductors	0.7%	626,266
Shipbuilding	—%	36,122
Software	0.9%	880,415
Storage & Warehousing	—%	13,954
Strip Centers	0.3%	289,228
Telecommunications	5.6%	5,272,413

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Developed International Index Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Textiles	0.1%	$130,780
Toys, Games & Hobbies	0.2%	147,434
Transportation	1.8%	1,675,781
Venture Capital	—%	43,347
Water	0.2%	188,551

	100.0%	$94,549,912

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$7,559,948	$—	$7,559,948	$—
Austria	243,417	—	243,417	—
Belgium	1,111,380	17,303	1,094,077	—
Bermuda	127,193	—	127,193	—
China	47,180	—	47,180	—
Denmark	1,085,064	50,248	1,034,816	—
Finland	751,968	—	751,968	—
France	8,590,243	70,153	8,520,090	—
Germany	7,616,124	—	7,616,124	—
Greece	36,655	—	36,655	—
Guernsey	57,248	—	57,248	—
Hong Kong	2,847,699	—	2,847,699	—
Ireland	612,920	67,833	545,087	—
Israel	472,569	—	472,569	—
Italy	1,782,992	—	1,782,992	—
Japan	21,345,035	7,098	21,337,937	—
Jersey	46,575	—	46,575	—
Luxembourg	290,174	—	290,174	—
Macau	33,353	—	33,353	—
Netherlands	4,587,658	138,364	4,449,294	—
New Zealand	109,675	—	109,675	—
Norway	628,403	—	628,403	—
Portugal	165,570	—	165,570	—
Singapore	1,519,573	25,799	1,493,774	—
Spain	2,695,261	—	2,695,261	—
Sweden	2,965,417	—	2,965,417	—
Switzerland	9,337,290	171,219	9,166,071	—
United Kingdom	17,883,328	—	17,883,328	—
PREFERRED STOCKS	851,653	—	851,653	—
RIGHTS	3,959	3,959	—	—
SHORT-TERM INVESTMENTS	1,403,051	1,403,051	—	—

TOTAL INVESTMENTS	$96,808,575	$1,955,027	$94,853,548	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any significant transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

International Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 95.2%
Australia — 2.5%
Newcrest Mining Ltd.	456,562	$4,214,627
Ramsay Health Care Ltd.	138,821	4,537,465

		8,752,092

Belgium — 1.0%
Anheuser-Busch InBev N.V.	39,445	3,551,340

Canada — 5.8%
Bank of Nova Scotia	104,487	5,585,489
Enbridge, Inc.	157,673	6,628,053
Goldcorp, Inc.	314,537	7,811,835

		20,025,377

Denmark — 3.0%
Novo Nordisk A/S, B Shares	66,447	10,330,013

France — 8.6%
Bureau Veritas S.A.	379,916	9,838,010
Essilor International S.A.	54,009	5,753,974
Hermes International	8,771	2,830,986
L’Oreal S.A.	35,372	5,814,576
Pernod-Ricard S.A.	49,945	5,543,564

		29,781,110

Germany — 2.3%
SAP AG	112,184	8,191,973

Hong Kong — 3.3%
Cheung Kong Infrastructure Holdings Ltd.	201,321	1,341,475
L’Occitane International SA	1,027,495	2,760,180
Sands China Ltd.	831,930	3,887,666
The Link REIT	724,163	3,553,959

		11,543,280

India — 12.3%
HDFC Bank Ltd.	998,059	11,181,626
HDFC Bank Ltd. ADR	696	25,223
Hindustan Unilever Ltd.	439,058	4,323,345
Housing Development Finance Corp.	1,113,486	16,392,518
ITC Ltd.	1,968,479	10,713,003

		42,635,715

Ireland — 2.9%
Accenture PLC, Class A	67,859	4,883,133
Paddy Power PLC	59,325	5,119,683

		10,002,816

Italy — 0.7%
Luxottica Group SpA	47,444	2,400,435

Japan — 1.3%
Daito Trust Construction Co., Ltd.	47,700	4,494,282

Mexico — 1.0%
Wal-Mart de Mexico S.A.B de C.V., Series V	1,263,611	3,541,928

Netherlands — 8.0%
Core Laboratories N.V.	76,762	11,641,725
Unilever N.V.	409,528	16,120,701

		27,762,426

	Number of Shares	Value†

Switzerland — 16.0%
DKSH Holding AG*	80,483	$6,605,717
Lindt & Spruengli AG, Participation Certificates	1,672	6,276,294
Nestle S.A.	229,232	15,042,296
Novartis AG	12,022	851,525
Roche Holding AG	3,224	800,188
SGS S.A.	4,688	10,064,770
UBS AG*	950,809	16,138,879

		55,779,669

United Kingdom — 21.4%
Barratt Developments PLC*	731,607	3,441,787
British American Tobacco PLC	393,630	20,189,236
Diageo PLC	339,097	9,724,109
Domino’s Pizza UK & IRL PLC	462,324	4,713,112
Fresnillo PLC	389,078	5,252,910
HSBC Holdings PLC	838,937	8,684,852
Persimmon PLC*	243,862	4,377,567
Rolls-Royce Holdings PLC*~	43,562,330	66,256
SABMiller PLC	232,935	11,167,756
Standard Chartered PLC	321,051	6,970,182

		74,587,767

United States — 5.1%
Philip Morris International, Inc.	204,177	17,685,812

TOTAL COMMON STOCKS (Cost $267,940,790)		331,066,035

PREFERRED STOCKS — 1.8%
United Kingdom — 1.8%
Rolls-Royce Holdings PLC, Series C* (Cost $4,334,430)	366,070	6,303,173

SHORT-TERM INVESTMENTS — 3.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $10,448,322)	10,448,322	10,448,322

TOTAL INVESTMENTS — 100.0% (Cost $282,723,542)		$347,817,530

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $66,256.

ADR — American Depository Receipt.

PLC — Public Limited Company.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

International Equity Fund

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Agriculture	14.7%	$48,588,051
Apparel	0.8%	2,830,986
Banks	13.0%	43,000,762
Beverages	9.0%	29,986,769
Building & Real Estate	2.4%	7,819,354
Commercial Services	6.0%	19,902,780
Computers	1.5%	4,883,133
Cosmetics & Personal Care	2.6%	8,574,756
Diversified Financial Services	4.9%	16,392,518
Entertainment	1.5%	5,119,683
Food	11.3%	37,439,291
Healthcare Products	2.5%	8,154,409
Healthcare Services	1.4%	4,537,465
Household Products & Wares	1.3%	4,323,345
Industrial	2.4%	7,878,091
Internet	2.0%	6,605,717
Investment Companies	0.4%	1,341,475
Lodging	1.2%	3,887,666
Mining	2.9%	9,467,537
Oil & Gas Services	5.5%	18,269,778
Pharmaceuticals	3.6%	11,981,726
Real Estate	1.3%	4,494,282
Real Estate Investment Trusts	1.1%	3,553,959
Retail	2.5%	8,255,040
Software	2.5%	8,191,973
Miscellaneous	1.7%	5,585,489

	100.0%	$331,066,035

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Australia	$8,752,092	$—	$8,752,092	$—
Belgium	3,551,340	—	3,551,340	—
Canada	20,025,377	20,025,377	—	—
Denmark	10,330,013	—	10,330,013	—
France	29,781,110	—	29,781,110	—
Germany	8,191,973	—	8,191,973	—
Hong Kong	11,543,280	—	11,543,280	—
India	42,635,715	4,348,568	38,287,147	—
Ireland	10,002,816	10,002,816	—	—
Italy	2,400,435	—	2,400,435	—
Japan	4,494,282	—	4,494,282	—
Mexico	3,541,928	3,541,928	—	—
Netherlands	27,762,426	11,641,725	16,120,701	—
Switzerland	55,779,669	—	55,779,669	—
United Kingdom	74,587,767	—	74,587,767	—
United States	17,685,812	17,685,812	—	—
PREFERRED STOCKS	6,303,173	—	6,303,173	—
SHORT-TERM INVESTMENTS	10,448,322	10,448,322	—	—

TOTAL INVESTMENTS	$347,817,530	$77,694,548	$270,122,982	$—

Fair Value of Level 2 investments at 12/31/12 was $282,816,186 which was a result of valuing investments using third-party vendor modeling tools. An amount of $8,633,714 was transferred from Level 2 into Level 1 at 06/30/2013 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — 93.4%
Austria — 0.6%
Vienna Insurance Group AG Wiener Versicherung Gruppe	18,910	$877,219

Brazil — 4.6%
BRF — S.A.	125,200	2,705,041
BRF — S.A. ADR	2,600	56,446
CCR S.A.	129,300	1,029,138
PDG Realty S.A. Empreendimentos e Participacoes*	277,600	258,771
Petroleo Brasileiro S.A.	43,349	288,689
Petroleo Brasileiro S.A. ADR	28,100	411,946
Petroleo Brasileiro S.A. ADR	39,800	534,116
Raia Drogasil S.A.	58,500	566,818
Ultrapar Participacoes S.A.	37,700	900,029

		6,750,994

Chile — 1.2%
Empresa Nacional de Electricidad S.A.	328,957	483,675
Empresa Nacional de Electricidad S.A. ADR	1,500	66,255
S.A.C.I. Falabella	115,985	1,255,619

		1,805,549

China — 7.8%
Bank of China Ltd., Class H	5,920,000	2,425,217
Baoxin Auto Group Ltd.	210,500	133,933
China Construction Bank Corp., Class H	2,067,930	1,453,173
China Oilfield Services Ltd., Class H	390,000	758,506
China Pacific Insurance Group Co. Ltd., Class H	456,400	1,446,916
China Petroleum & Chemical Corp.,Class H	806,000	564,010
China Shenhua Energy Co. Ltd., Class H	23,500	59,739
Qihoo 360 Technology Co. Ltd. ADR*	16,541	763,698
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	177,000	330,881
Sihuan Pharmaceutical Holdings Group Ltd	340,000	222,590
Tencent Holdings Ltd.	51,800	2,022,647
Tsingtao Brewery Co. Ltd., Class H	104,000	741,085
Uni-President China Holdings Ltd.	562,500	569,159

		11,491,554

Colombia — 0.3%
Grupo de Inversiones Suramericana S.A.	20,600	400,919

Cyprus — 0.4%
Eurasia Drilling Co. Ltd. GDR	17,910	668,580

Hong Kong — 3.2%
Beijing Enterprises Holdings Ltd.	73,000	525,810
Belle International Holdings Ltd.	193,000	263,846
China Mengniu Dairy Co. Ltd.	254,000	906,673
China Mobile Ltd.	160,000	1,657,097
China Overseas Grand Oceans Group Ltd.	196,000	248,285
China Overseas Land & Investment Ltd.	248,000	645,656
Sino Biopharmaceutical	860,000	555,561

		4,802,928

Hungary — 0.8%
Richter Gedeon Nyrt	7,988	1,194,056

	Number of Shares	Value†

India — 9.0%
ACC Ltd.	40,019	$820,763
Asian Paints Ltd.	10,751	836,592
Glenmark Pharmaceuticals Ltd.	105,850	973,176
HCL Technologies Ltd.	53,218	692,727
HDFC Bank Ltd.	139,356	1,561,257
HDFC Bank Ltd. ADR	3,730	135,175
Idea Cellular Ltd.*	319,400	760,108
IndusInd Bank Ltd.	134,946	1,057,499
ING Vysya Bank Ltd.~	51,568	535,943
ITC Ltd.	213,799	1,163,553
ITC Ltd. GDR	47,905	261,034
Larsen & Toubro Ltd.	26,007	613,782
Reliance Industries Ltd.	37,817	546,510
Sun Pharmaceutical Industries Ltd.	56,696	963,609
Tata Consultancy Services Ltd.	47,190	1,203,549
Tata Steel Ltd.	65,906	302,761
Zee Entertainment Enterprises Ltd.	212,179	842,003

		13,270,041

Indonesia — 5.1%
Adaro Energy Tbk PT	3,909,000	336,076
Bank Rakyat Indonesia Tbk PT	850,000	659,940
Bank Tabungan Negara Persero Tbk PT	4,956,198	572,111
Gudang Garam Tbk PT	184,000	935,485
Harum Energy Tbk PT	1,067,000	323,402
Indosat Tbk PT	2,100,500	1,108,352
Kalbe Farma Tbk PT	6,325,500	913,130
Lippo Karawaci Tbk PT	7,458,000	1,139,449
Matahari Department Store Tbk PT*	706,000	825,519
Semen Indonesia Persero Tbk PT	409,000	702,456

		7,515,920

Japan — 0.8%
Nexon Co., Ltd.	104,600	1,155,313

Malaysia — 3.4%
Astro Malaysia Holdings Bhd	858,500	821,145
CIMB Group Holdings Bhd	524,300	1,366,763
Gamuda Bhd	672,700	1,007,856
IHH Healthcare Bhd*	576,000	720,053
IJM Corp. Bhd	585,200	1,045,164

		4,960,981

Mexico — 4.6%
Alfa S.A.B. de C.V.	500,500	1,203,599
Fomento Economico Mexicano S.A.B. de C.V. ADR	14,800	1,527,212
Grupo Financiero Banorte S.A.B. de C.V., Series O	88,900	531,035
Grupo Financiero Santander Mexico S.A.B. de C.V. ADR*	96,400	1,369,844
Mexichem S.A.B. de C.V.	188,326	780,922
Wal-Mart de Mexico S.A.B de C.V., Series V	496,500	1,391,700

		6,804,312

Netherlands — 0.7%
Yandex N.V.*	37,300	1,030,599

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Panama — 0.7%
Copa Holdings S.A., Class A	7,500	$983,400

Peru — 1.1%
Credicorp Ltd.	13,010	1,664,760

Philippines — 4.9%
BDO Unibank, Inc.	708,800	1,389,297
Bloomberry Resorts Corp.*	2,069,300	429,965
DMCI Holdings, Inc.	800,020	952,046
International Container Terminal Services, Inc.	436,570	875,075
LT Group Inc.	1,065,100	556,267
Metro Pacific Investments Corp.	10,182,900	1,239,686
Philippine Long Distance Telephone Co.	12,405	842,479
SM Investments Corp.	37,440	922,274

		7,207,089

Poland — 2.7%
Bank Pekao S.A.	17,834	804,933
Bank Zachodni WBK S.A.	18,241	1,535,772
Polskie Gomictwo Naftowe i Gazownictwo S.A.*	584,840	1,021,724
Telekomunikacja Polska S.A.	266,700	611,902

		3,974,331

Portugal — 1.2%
Jeronimo Martins SGPS, S.A.	86,969	1,832,996

Qatar — 0.1%
Industries Qatar QSC	5,351	232,552

Russia — 2.7%
Gazprom OAO ADR	61,086	401,335
Lukoil OAO ADR	30,965	1,785,132
Mail.Ru Group Ltd. GDR	20,277	581,139
MegaFon OAO GDR*	28,117	868,228
MMC Norilsk Nickel OJSC ADR	25,766	370,257

		4,006,091

South Africa — 2.6%
AngloGold Ashanti Ltd.	16,502	235,902
AngloGold Ashanti Ltd. ADR	3,840	54,912
Life Healthcare Group Holdings Ltd.	156,300	592,822
Naspers Ltd., N Shares	18,925	1,396,886
Pick n Pay Stores Ltd.	133,836	536,132
Sasol Ltd.	23,000	1,001,369

		3,818,023

South Korea — 12.1%
Cheil Industries, Inc.	6,557	512,078
Cheil Worldwide, Inc.*	14,200	304,827
Cosmax, Inc.	5,778	230,054
Coway Co. Ltd.	16,106	782,659
GSretail Co. Ltd.	14,390	367,473
Hotel Shilla Co. Ltd.	9,909	527,524
Hyundai Engineering & Construction Co. Ltd.	21,563	1,048,582
Hyundai Glovis Co. Ltd.	4,278	723,353
Hyundai Motor Co.	11,655	2,285,902
KT Corp.	6,510	203,540

	Number of Shares	Value†

South Korea — (continued)
LG Display Co. Ltd.*	11,700	$279,160
LG Household & Health Care Ltd.	1,281	623,970
LG Uplus Corp.*	56,550	591,265
NCSoft Corp.	4,554	641,862
Orion Corp.	476	396,615
Paradise Co. Ltd.	12,566	253,640
Samsung Electronics Co. Ltd.	5,515	6,446,066
Samsung Fire & Marine Insurance Co. Ltd.	1,273	259,246
Shinhan Financial Group Co. Ltd.	18,018	590,774
SK C&C Co. Ltd.	3,630	315,940
SK Telecom Co. Ltd.	2,428	446,522

		17,831,052

Spain — 0.3%
Cemex Latam Holdings S.A.*	77,101	513,556

Switzerland — 1.6%
Coca-Cola HBC AG*	47,791	1,118,670
The Swatch Group AG	2,259	1,233,954

		2,352,624

Taiwan — 7.0%
Asustek Computer, Inc.	38,088	325,835
Chailease Holding Co. Ltd.	397,000	929,191
CHC Healthcare Group	35,000	92,645
China Life Insurance Co. Ltd.*	592,007	582,031
Cleanaway Co. Ltd.*	58,000	440,911
Eclat Textile Co. Ltd.	37,000	271,577
Gourmet Master Co. Ltd.	27,000	155,012
Hon Hai Precision Industry Co. Ltd.	110,859	270,943
Lung Yen Life Service Corp.	80,000	259,849
MediaTek, Inc.	53,000	611,015
MStar Semiconductor, Inc.	15,000	107,535
Siliconware Precision Industries Co.	423,000	532,546
Synnex Technology International Corp.	172,000	223,447
Taiwan Cement Corp.	448,000	548,900
Taiwan Semiconductor Manufacturing Co. Ltd.	988,769	3,579,439
TPK Holding Co. Ltd.	9,000	143,170
Uni-President Enterprises Corp.	641,954	1,247,874

		10,321,920

Thailand — 7.1%
Advanced Info Service PCL NVDR	149,300	1,349,737
Bangkok Bank PCL NVDR	247,100	1,612,991
Bank of Ayudhya PCL NVDR	1,589,900	1,808,170
Banpu PCL	6,800	52,839
Banpu PCL NVDR	93,500	724,147
BTS Rail Mass Transit Growth Infrastructure Fund*	2,381,800	913,862
Land and Houses PCL NVDR	3,112,700	1,131,558
Minor International PCL	623,300	494,998
Robinson Department Store PCL	78,900	154,197
Robinson Department Store PCL NVDR	318,500	626,423
Supalai PCL	33,900	19,346
Supalai PCL NVDR	1,242,100	705,046
Total Access Communication PCL NVDR	236,400	871,247

		10,464,561

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Emerging Markets Equity Fund

	Number of Shares	Value†
COMMON STOCKS — (continued)
Turkey — 3.3%
Anadolu Efes Biracilik Ve Malt Sanayii A.S.	108,829	$1,578,720
Haci Omer Sabanci Holding A.S.	175,444	922,385
Tupras Turkiye Petrol Rafinerilieri A.S.	27,228	664,856
Turkiye Garanti Bankasi A.S.	378,505	1,649,898

		4,815,859

United Kingdom — 1.5%
Mondi PLC	79,257	992,450
SABMiller PLC	25,581	1,239,338

		2,231,788

United States — 2.0%
Samsonite International S.A.	579,600	1,395,933
Yum! Brands, Inc.	22,440	1,555,990

		2,951,923

TOTAL COMMON STOCKS (Cost $124,568,485)		137,931,490

PREFERRED STOCKS — 3.7%
Brazil — 2.6%
Banco Bradesco S.A.	122,030	1,575,039
Cia de Bebidas das Americas ADR	44,100	1,647,135
Petroleo Brasileiro S.A.	80,800	587,709

		3,809,883

Colombia — 0.3%
Grupo de Inversiones Suramericana S.A.	25,300	499,500

South Korea — 0.8%
Samsung Electronics Co. Ltd.	1,551	1,196,097

TOTAL PREFERRED STOCKS (Cost $4,541,437)		5,505,480

EXCHANGE TRADED FUNDS — 1.6%
Chile — 0.6%
Sociedad Quimica y Minera de Chile S.A. ADR	19,900	803,960

Mexico — 1.0%
Cemex S.A.B. de C.V. ADR*	142,896	1,511,840

TOTAL EXCHANGE TRADED FUNDS (Cost $2,343,981)		2,315,800

SHORT-TERM INVESTMENTS — 1.3%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,895,475)	1,895,475	1,895,475

TOTAL INVESTMENTS — 100.0% (Cost $133,349,378)		$147,648,245

†	See Security Valuation Note.
*	Non-income producing security.
~	Fair valued security. The total market value of fair valued securities at June 30, 2013 is $535,943.

ADR — American Depository Receipt.

GDR — Global Depository Receipt

NVDR — Non Voting Depositary Receipt.

OJSC — Open Joint Stock Company

PCL — Public Company Limited.

PLC — Public Limited Company.

COMMON STOCKS INDUSTRY DIVERSIFICATION	% of Market Value	Value†
Advertising	0.2%	$304,827
Agriculture	1.7%	2,360,072
Airlines	0.7%	983,400
Apparel	0.2%	271,577
Auto Manufacturers	1.7%	2,285,902
Banks	16.0%	22,133,778
Beverages	4.9%	6,761,292
Building Materials	1.9%	2,585,675
Chemicals	2.0%	2,750,095
Coal	1.0%	1,436,464
Commercial Services	1.6%	2,164,062
Computers	1.3%	1,845,324
Cosmetics & Personal Care	0.6%	854,024
Distribution & Wholesale	0.3%	367,473
Diversified Financial Services	0.4%	590,774
Electric	0.4%	549,930
Electrical Components & Equipment	0.3%	429,965
Electronics	0.7%	916,720
Engineering & Construction	2.6%	3,622,266
Entertainment	0.2%	253,640
Environmental Control	0.9%	1,223,570
Food	5.6%	7,714,804
Forest Products & Paper	0.7%	992,450
Gas	0.4%	525,810
Healthcare Products	0.1%	92,645
Healthcare Services	1.0%	1,312,875
Holding Companies	2.3%	3,171,148
Home Builders	0.8%	1,131,558
Hotels & Resorts	0.4%	527,524
Household Products & Wares	1.0%	1,395,933
Industrial	—%	59,739
Insurance	2.3%	3,165,412
Internet	3.7%	5,039,945
Investment Companies	0.3%	400,919
Iron & Steel	0.2%	302,761
Media	2.2%	3,060,034
Mining	0.5%	661,071
Miscellaneous Manufacturing	0.4%	512,078
Oil & Gas	5.2%	7,219,687
Oil & Gas Services	1.0%	1,427,086
Pharmaceuticals	3.5%	4,822,122
Real Estate	2.9%	3,945,744
Retail	7.6%	10,447,296
Semiconductors	8.2%	11,276,601
Software	1.3%	1,848,040
Telecommunications	6.7%	9,310,477
Transportation	1.2%	1,637,215
Water	0.9%	1,239,686

	100.0%	$137,931,490

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Emerging Markets Equity Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS
Austria	$877,219	$—	$877,219	$—
Brazil	6,750,994	6,750,994	—	—
Chile	1,805,549	1,805,549	—	—
China	11,491,554	763,698	10,727,856	—
Colombia	400,919	400,919	—	—
Cyprus	668,580	668,580	—	—
Hong Kong	4,802,928	—	4,802,928	—
Hungary	1,194,056	—	1,194,056	—
India	13,270,041	396,209	12,873,832	—
Indonesia	7,515,920	—	7,515,920	—
Japan	1,155,313	—	1,155,313	—
Malaysia	4,960,981	—	4,960,981	—
Mexico	6,804,312	6,804,312	—	—
Netherlands	1,030,599	1,030,599	—	—
Panama	983,400	983,400	—	—
Peru	1,664,760	1,664,760	—	—
Philippines	7,207,089	—	7,207,089	—
Poland	3,974,331	—	3,974,331	—
Portugal	1,832,996	—	1,832,996	—
Qatar	232,552	—	232,552	—
Russia	4,006,091	4,006,091	—	—
South Africa	3,818,023	54,912	3,763,111	—
South Korea	17,831,052	—	17,831,052	—
Spain	513,556	513,556	—	—
Switzerland	2,352,624	1,118,670	1,233,954	—
Taiwan	10,321,920	—	10,321,920	—
Thailand	10,464,561	1,612,470	8,852,091	—
Turkey	4,815,859	—	4,815,859	—
United Kingdom	2,231,788	—	2,231,788	—
United States	2,951,923	2,951,923	—	—
PREFERRED STOCKS	5,505,480	4,309,383	1,196,097	—
EXCHANGE TRADED FUNDS	2,315,800	2,315,800	—	—
SHORT-TERM INVESTMENTS	1,895,475	1,895,475	—	—

TOTAL INVESTMENTS	$147,648,245	$40,047,300	$107,600,945	$—

Fair Value of Level 2 investments at 12/31/12 was $109,968,879 which was a result of valuing investments using third-party vendor modeling tools. An amount of $2,460,451 was transferred from Level 1 into Level 2 at 06/30/13 as a result of fair valuing such foreign securities using third-party vendor modeling tools. Such fair values are used to reflect the impact of significant market movements between the time at which the Fund values its securities and the earlier closing of foreign markets.

An amount of $103,863 was transferred from Level 2 into Level 1 at 06/30/2013 as a result of using quoted prices in active market for such foreign securities.

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Real Estate Securities Fund

	Number of Shares	Value†
COMMON STOCKS — 2.4%
Lodging — 1.5%
Hyatt Hotels Corp., Class A*	21,751	$877,870
Orient-Express Hotels Ltd., Class A*	61,692	750,175

		1,628,045

Real Estate — 0.9%
Forest City Enterprises, Inc., Class A*	56,381	1,009,784

TOTAL COMMON STOCKS (Cost $2,363,230)		2,637,829

REAL ESTATE INVESTMENT TRUSTS — 95.8%
Apartments — 14.4%
Apartment Investment & Management Co., Class A	68,643	2,062,036
BRE Properties, Inc.	34,007	1,701,030
Equity Residential	82,552	4,792,969
Essex Property Trust, Inc.	10,849	1,724,123
Home Properties, Inc.	31,714	2,073,144
UDR, Inc.	137,971	3,516,881

		15,870,183

Building & Real Estate — 3.6%
Colony Financial, Inc.	14,394	286,297
National Retail Properties, Inc.	39,769	1,368,054
Realty Income Corp.	36,148	1,515,324
WP Carey, Inc.	13,050	863,518

		4,033,193

Diversified — 10.2%
American Assets Trust, Inc.	25,340	781,992
Cousins Properties, Inc.	57,298	578,710
Digital Realty Trust, Inc.	24,861	1,516,521
Duke Realty Corp	126,808	1,976,937
PS Business Parks, Inc.	7,063	509,737
Retail Properties of America, Inc. Class A	70,025	999,957
Vornado Realty Trust	59,683	4,944,736

		11,308,590

Healthcare — 11.4%
HCP, Inc.	37,197	1,690,232
Health Care REIT, Inc.	70,524	4,727,224
Healthcare Trust of America, Inc.*	71,047	797,858
Ventas, Inc.	77,505	5,383,497

		12,598,811

Hotels & Resorts — 6.3%
Hersha Hospitality Trust	132,956	749,872
Host Hotels & Resorts, Inc.	191,279	3,226,877
RLJ Lodging Trust	49,100	1,104,259
Strategic Hotels & Resorts, Inc.*	126,198	1,118,114
Sunstone Hotel Investors, Inc.*	66,963	808,913

		7,008,035

Industrial — 5.6%
First Industrial Realty Trust, Inc.	45,285	686,974
ProLogis, Inc.	146,074	5,509,911

		6,196,885

	Number of Shares	Value†

Manufactured Homes — 1.8%
Equity Lifestyle Properties, Inc.	18,032	$1,417,135
Sun Communities, Inc.	10,790	536,910

		1,954,045

Office Property — 9.4%
Alexandria Real Estate Equities, Inc.	24,000	1,577,280
Boston Properties, Inc.	10,689	1,127,369
Corporate Office Properties Trust	40,896	1,042,848
Douglas Emmett, Inc.	72,095	1,798,770
Hudson Pacific Properties, Inc.	49,728	1,058,212
Mack-Cali Realty Corp.	38,187	935,200
SL Green Realty Corp.	31,918	2,814,848

		10,354,527

Regional Malls — 16.8%
CBL & Associates Properties, Inc.	59,500	1,274,490
General Growth Properties, Inc.	176,765	3,512,321
Glimcher Realty Trust	117,609	1,284,290
Simon Property Group, Inc.	79,345	12,530,162

		18,601,263

Storage & Warehousing — 6.9%
CubeSmart	81,314	1,299,398
Extra Space Storage, Inc.	27,957	1,172,237
Public Storage	25,453	3,902,708
Sovran Self Storage, Inc.	18,883	1,223,430

		7,597,773

Strip Centers — 9.4%
Alexander’s, Inc.	473	138,925
Cedar Realty Trust, Inc.	38,422	199,026
DDR Corp.	99,610	1,658,506
Kimco Realty Corp.	142,197	3,047,282
Ramco-Gershenson Properties Trust	52,931	822,018
Regency Centers Corp.	54,838	2,786,319
Weingarten Realty Investors	58,043	1,785,983

		10,438,059

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $98,606,263)		105,961,364

SHORT-TERM INVESTMENTS — 1.8%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $1,950,660)	1,950,660	1,950,660

TOTAL INVESTMENTS — 100.0% (Cost $102,920,153)		$110,549,853

†	See Security Valuation Note.
*	Non-income producing security.

REIT — Real Estate Investment Trust.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Real Estate Securities Fund

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
COMMON STOCKS	$2,637,829	$2,637,829	$—	$—
REAL ESTATE INVESTMENT TRUSTS	105,961,364	105,961,364	—	—
SHORT-TERM INVESTMENTS	1,950,660	1,950,660	—	—

TOTAL INVESTMENTS	$110,549,853	$110,549,853	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 65.7%
Penn Series Flexibly Managed Fund*	59,745	$1,921,985
Penn Series Index 500 Fund*	276,829	3,363,475
Penn Series Large Cap Growth Fund*	190,673	1,921,986
Penn Series Large Cap Value Fund*	269,186	4,804,964
Penn Series Large Core Growth Fund*	40,142	480,496
Penn Series Large Core Value Fund*	204,815	2,402,482
Penn Series Large Growth Stock Fund*	71,931	1,441,489
Penn Series Mid Cap Growth Fund*	128,819	1,441,489
Penn Series Mid Cap Value Fund*	120,199	1,921,985
Penn Series Mid Core Value Fund*	106,148	1,441,489
Penn Series Real Estate Securities Fund*	135,066	1,921,986
Penn Series Small Cap Growth Fund*	22,979	480,496
Penn Series Small Cap Index Fund*	102,016	1,441,489
Penn Series Small Cap Value Fund*	88,084	1,921,986
Penn Series SMID Cap Growth Fund*	148,027	2,402,482
Penn Series SMID Cap Value Fund*	147,663	2,402,482

TOTAL AFFILIATED EQUITY FUNDS (Cost $21,983,323)		31,712,761

AFFILIATED FIXED INCOME FUNDS — 4.0%
Penn Series Quality Bond Fund* (Cost $1,779,914)	150,862	1,921,985

AFFILIATED INTERNATIONAL EQUITY FUNDS — 29.8%
Penn Series Developed International Index Fund*	413,034	4,324,468
Penn Series Emerging Markets Equity Fund*	310,570	3,363,475
Penn Series International Equity Fund*	314,785	6,726,949

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $11,760,506)		14,414,892

SHORT-TERM INVESTMENTS — 0.5%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $236,308)	236,308	236,308

TOTAL INVESTMENTS — 100.0% (Cost $35,760,051)		$48,285,946

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$31,712,761	$31,712,761	$—	$—
AFFILIATED FIXED INCOME FUNDS	1,921,985	1,921,985	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	14,414,892	14,414,892	—	—
SHORT-TERM INVESTMENTS	236,308	236,308	—	—

TOTAL INVESTMENTS	$48,285,946	$48,285,946	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Moderately Aggressive Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 56.0%
Penn Series Flexibly Managed Fund*	244,432	$7,863,366
Penn Series Index 500 Fund*	970,786	11,795,049
Penn Series Large Cap Growth Fund*	585,072	5,897,524
Penn Series Large Cap Value Fund*	991,181	17,692,573
Penn Series Large Core Growth Fund*	164,231	1,965,841
Penn Series Large Core Value Fund*	670,364	7,863,365
Penn Series Large Growth Stock Fund*	294,288	5,897,524
Penn Series Mid Cap Growth Fund*	351,357	3,931,683
Penn Series Mid Cap Value Fund*	491,768	7,863,366
Penn Series Mid Core Value Fund*	434,280	5,897,524
Penn Series Real Estate Securities Fund*	414,443	5,897,524
Penn Series Small Cap Growth Fund*	94,014	1,965,842
Penn Series Small Cap Index Fund*	417,376	5,897,524
Penn Series Small Cap Value Fund*	270,281	5,897,524
Penn Series SMID Cap Growth Fund*	484,496	7,863,366
Penn Series SMID Cap Value Fund*	362,478	5,897,524

TOTAL AFFILIATED EQUITY FUNDS (Cost $72,110,624)		110,087,119

AFFILIATED FIXED INCOME FUNDS — 19.0%
Penn Series High Yield Bond Fund*	386,977	3,931,683
Penn Series Limited Maturity Bond Fund*	858,446	9,829,207
Penn Series Quality Bond Fund*	1,851,656	23,590,097

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $34,055,016)		37,350,987

AFFILIATED INTERNATIONAL EQUITY FUNDS — 25.0%
Penn Series Developed International Index Fund*	1,502,076	15,726,731
Penn Series Emerging Markets Equity Fund*	907,591	9,829,207
Penn Series International Equity Fund*	1,103,888	23,590,097

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $39,366,563)		49,146,035

TOTAL INVESTMENTS — 100.0% (Cost $145,532,203)		$196,584,141

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$110,087,119	$110,087,119	$—	$—
AFFILIATED FIXED INCOME FUNDS	37,350,987	37,350,987	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	49,146,035	49,146,035	—	—

TOTAL INVESTMENTS	$196,584,141	$196,584,141	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Moderate Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 44.0%
Penn Series Flexibly Managed Fund*	592,451	$19,059,154
Penn Series Index 500 Fund*	1,307,212	15,882,628
Penn Series Large Cap Growth Fund*	945,395	9,529,577
Penn Series Large Cap Value Fund*	1,067,740	19,059,154
Penn Series Large Core Value Fund*	812,411	9,529,577
Penn Series Large Growth Stock Fund*	317,019	6,353,051
Penn Series Mid Cap Growth Fund*	283,872	3,176,526
Penn Series Mid Cap Value Fund*	595,971	9,529,577
Penn Series Mid Core Value Fund*	467,824	6,353,051
Penn Series Real Estate Securities Fund*	446,455	6,353,051
Penn Series Small Cap Growth Fund*	151,914	3,176,526
Penn Series Small Cap Index Fund*	449,614	6,353,051
Penn Series Small Cap Value Fund*	291,157	6,353,051
Penn Series SMID Cap Growth Fund*	587,158	9,529,577
Penn Series SMID Cap Value Fund*	585,715	9,529,577

TOTAL AFFILIATED EQUITY FUNDS (Cost $95,824,769)		139,767,128

AFFILIATED FIXED INCOME FUNDS — 36.0%
Penn Series High Yield Bond Fund*	1,250,601	12,706,102
Penn Series Limited Maturity Bond Fund*	3,329,110	38,118,308
Penn Series Quality Bond Fund*	4,986,696	63,530,515

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $104,561,610)		114,354,925

AFFILIATED INTERNATIONAL EQUITY FUNDS — 18.0%
Penn Series Developed International Index Fund*	1,820,359	19,059,154
Penn Series Emerging Markets Equity Fund*	879,924	9,529,577
Penn Series International Equity Fund*	1,337,797	28,588,730

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $44,887,986)		57,177,461

AFFILIATED MONEY MARKET FUND — 2.0%
Penn Series Money Market Fund (Cost $6,353,104)	6,353,104	6,353,104

SHORT-TERM INVESTMENTS — 0.0%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $144,996)	144,996	144,996

TOTAL INVESTMENTS — 100.0% (Cost $251,772,465)		$317,797,614

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$139,767,130	$139,767,130	$—	$—
AFFILIATED FIXED INCOME FUNDS	114,354,923	114,354,923	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	57,177,461	57,177,461	—	—
AFFILIATED MONEY MARKET FUNDS	6,353,104	6,353,104	—	—
SHORT-TERM INVESTMENTS	144,996	144,996	—	—

TOTAL INVESTMENTS	$317,797,614	$317,797,614	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Moderately Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 32.8%
Penn Series Flexibly Managed Fund*	230,849	$7,426,404
Penn Series Index 500 Fund*	349,272	4,243,659
Penn Series Large Cap Growth Fund*	210,499	2,121,830
Penn Series Large Cap Value Fund*	237,740	4,243,659
Penn Series Large Core Value Fund*	271,334	3,182,744
Penn Series Large Growth Stock Fund*	52,940	1,060,915
Penn Series Mid Cap Value Fund*	132,697	2,121,829
Penn Series Mid Core Value Fund*	156,247	2,121,830
Penn Series Real Estate Securities Fund*	149,110	2,121,830
Penn Series Small Cap Index Fund*	150,165	2,121,830
Penn Series SMID Cap Growth Fund*	130,735	2,121,830
Penn Series SMID Cap Value Fund*	130,414	2,121,830

TOTAL AFFILIATED EQUITY FUNDS (Cost $23,710,684)		35,010,190

AFFILIATED FIXED INCOME FUNDS — 52.7%
Penn Series High Yield Bond Fund*	626,525	6,365,489
Penn Series Limited Maturity Bond Fund*	1,853,126	21,218,297
Penn Series Quality Bond Fund*	2,248,407	28,644,701

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $50,584,664)		56,228,487

AFFILIATED INTERNATIONAL EQUITY FUNDS — 9.9%
Penn Series Developed International Index Fund*	405,316	4,243,660
Penn Series Emerging Markets Equity Fund*	97,961	1,060,915
Penn Series International Equity Fund*	248,225	5,304,574

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $8,007,322)		10,609,149

AFFILIATED MONEY MARKET FUND — 4.0%
Penn Series Money Market Fund (Cost $4,243,695)	4,243,695	4,243,695

SHORT-TERM INVESTMENTS — 0.6%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $660,264)	660,264	660,264

TOTAL INVESTMENTS — 100.0% (Cost $87,206,629)		$106,751,785

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$35,010,190	$35,010,190	$—	$—
AFFILIATED FIXED INCOME FUNDS	56,228,487	56,228,487	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	10,609,149	10,609,149	—	—
AFFILIATED MONEY MARKET FUNDS	4,243,695	4,243,695	—	—
SHORT-TERM INVESTMENTS	660,264	660,264	—	—

TOTAL INVESTMENTS	$106,751,785	$106,751,785	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Conservative Allocation Fund

	Number of Shares	Value†
AFFILIATED EQUITY FUNDS — 17.8%
Penn Series Flexibly Managed Fund*	177,326	$5,704,565
Penn Series Index 500 Fund*	117,378	1,426,141
Penn Series Large Cap Growth Fund*	141,482	1,426,141
Penn Series Large Cap Value Fund*	79,896	1,426,142
Penn Series Large Core Value Fund*	60,790	713,071
Penn Series Mid Cap Value Fund*	89,190	1,426,141
Penn Series Mid Core Value Fund*	52,509	713,071

TOTAL AFFILIATED EQUITY FUNDS (Cost $9,753,443)		12,835,272

AFFILIATED FIXED INCOME FUNDS — 67.4%
Penn Series High Yield Bond Fund*	491,289	4,991,494
Penn Series Limited Maturity Bond Fund*	1,556,923	17,826,766
Penn Series Quality Bond Fund*	2,014,956	25,670,543

TOTAL AFFILIATED FIXED INCOME FUNDS (Cost $43,512,702)		48,488,803

AFFILIATED INTERNATIONAL EQUITY FUNDS — 5.0%
Penn Series Developed International Index Fund*	204,318	2,139,212
Penn Series International Equity Fund*	66,736	1,426,141

TOTAL AFFILIATED INTERNATIONAL EQUITY FUNDS (Cost $2,586,760)		3,565,353

AFFILIATED MONEY MARKET FUND — 8.9%
Penn Series Money Market Fund (Cost $6,417,688)	6,417,688	6,417,688

SHORT-TERM INVESTMENTS — 0.9%
BlackRock Liquidity Funds FedFund Portfolio - Institutional Shares (Cost $676,214)	676,214	676,214

TOTAL INVESTMENTS — 100.0% (Cost $62,946,807)		$71,983,330

†	See Security Valuation Note.
*	Non-income producing security.

Summary of inputs used to value the Fund’s investments as of 06/30/2013 are as follows (See Security Valuation Note):

ASSETS TABLE
Description	Total Market Value at 06/30/2013	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input
AFFILIATED EQUITY FUNDS	$12,835,272	$12,835,272	$—	$—
AFFILIATED FIXED INCOME FUNDS	48,488,803	48,488,803	—	—
AFFILIATED INTERNATIONAL EQUITY FUNDS	3,565,353	3,565,353	—	—
AFFILIATED MONEY MARKET FUNDS	6,417,688	6,417,688	—	—
SHORT-TERM INVESTMENTS	676,214	676,214	—	—

TOTAL INVESTMENTS	$71,983,330	$71,983,330	$—	$—

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. The Fund did not have any transfers in and transfers out of the level 2 or level 3 fair value hierarchies during the reporting period.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund

ASSETS
Investments at value	$132,389,559	$190,149,696	$566,295,982	$182,988,066
Foreign currency, at value	—	—	—	10,895
Cash	—	—	—	331,317
Interest, dividends and reclaims receivable	61,630	613,968	2,659,341	3,154,414
Receivable for investment securities sold	—	—	—	1,325,600
Receivable from investment adviser	15,762	—	—	—
Receivable for capital stock sold	2,011	192,747	4,947,606	330,441
Net unrealized appreciation of forward foreign currency contracts	—	—	—	227,535
Other assets	2,707	4,065	11,348	3,640

Total Assets	132,471,669	190,960,476	573,914,277	188,371,908

LIABILITIES
Payable for investment securities purchased	—	—	44,506,209	5,934,016
Payable for capital stock redeemed	2,224,094	312,572	734,184	215,479
Payable to investment adviser	—	47,233	135,450	76,910
Payable to The Penn Mutual Life Insurance Co.	27,246	72,249	204,112	71,607
Net unrealized depreciation of forward foreign currency contracts	—	—	—	29,792
Other liabilities	31,106	19,240	35,445	25,184

Total Liabilities	2,282,446	451,294	45,615,400	6,352,988

NET ASSETS	$130,189,223	$190,509,182	$528,298,877	$182,018,920

Investments at cost	$132,389,559	$189,171,566	$556,811,392	$180,718,815
Foreign currency at cost	—	—	—	11,246

COMPONENTS OF NET ASSETS:
Paid-in Capital	$130,189,223	$188,788,969	$513,408,688	$176,869,554
Undistributed net investment income (loss)	—	582,756	4,693,219	5,339,388
Accumulated net realized gain (loss) on investment transactions and foreign exchange	—	159,327	712,380	(2,659,254)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	—	978,130	9,484,590	2,469,232

NET ASSETS	$130,189,223	$190,509,182	$528,298,877	$182,018,920

Shares outstanding, $0.10 par value, 500 million shares authorized	130,173,297

Shares outstanding, $0.10 par value, 250 million shares authorized			41,463,183	17,906,767

Shares outstanding, $0.0001 par value, 250 million shares authorized		16,634,604

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$1.00	$11.45	$12.74	$10.16

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund

ASSETS
Investments of affiliated issuers at value	$—	$75,399,038	$—	$—
Investments of unaffiliated issuers at value	2,387,844,220	241,334	223,850,825	28,661,543
Foreign currency, at value	18,327	—	—	—
Cash	132,054	—	—	—
Interest, dividends and reclaims receivable	5,054,459	21	89,236	23,441
Receivable for investment securities sold	23,188,016	1,148,384	13,994,549	316,114
Receivable for capital stock sold	311,621	—	1,892	20,950,069
Other assets	42,148	1,516	4,406	647

Total Assets	2,416,590,845	76,790,293	237,940,908	49,951,814

LIABILITIES
Cash overdraft	—	—	—	98,535
Call options written, at value	11,201,762	—	—	—
Payable for investment securities purchased	48,696,724	1,109,723	183,110	—
Payable for capital stock redeemed	1,346,720	44,253	14,469,330	62,839
Payable to investment adviser	1,157,243	—	121,556	13,432
Payable to The Penn Mutual Life Insurance Co.	866,206	24,362	88,647	11,220
Other liabilities	78,715	4,121	23,468	11,206

Total Liabilities	63,347,370	1,182,459	14,886,111	197,232

NET ASSETS	$2,353,243,475	$75,607,834	$223,054,797	$49,754,582

Investments of affiliated issuers at cost	$—	$53,669,134	$—	$—
Investments of unaffiliated issuers at cost	2,009,319,733	241,334	161,785,288	28,039,825
Foreign currency at cost	18,974	—	—	—
Call options written, premiums received	6,845,909	—	—	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$1,902,360,309	$57,149,258	$153,073,904	$45,212,239
Undistributed net investment income (loss)	11,139,982	(75,477)	(159,269)	32,091
Accumulated net realized gain (loss) on investment transactions and foreign exchange	65,453,641	(3,195,850)	8,074,723	3,888,434
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	374,289,543	21,729,903	62,065,439	621,818

NET ASSETS	$2,353,243,475	$75,607,834	$223,054,797	$49,754,582

Shares outstanding, $0.10 par value, 250 million shares authorized	73,153,370		11,130,954

Shares outstanding, $0.0001 par value, 250 million shares authorized		5,627,465		4,936,830

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$32.17	$13.44	$20.04	$10.08

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund

ASSETS
Investments at value	$106,926,066	$184,020,739	$180,388,579	$356,577,361
Cash	—	—	—	190,851
Interest, dividends and reclaims receivable	42,620	308,568	300,056	434,364
Receivable for investment securities sold	8,924,466	—	2,375,327	4,724,590
Receivable for capital stock sold	463	6,741,569	313,146	315,667
Other assets	2,234	3,497	3,364	14,886

Total Assets	115,895,849	191,074,373	183,380,472	362,257,719

LIABILITIES
Payable for investment securities purchased	1,828,019	388,736	1,692,851	219,767
Payable for capital stock redeemed	5,886,480	187,595	1,725,087	10,126,781
Future variation margin payable	—	—	—	13,505
Payable to investment adviser	56,613	91,387	90,144	20,904
Payable to The Penn Mutual Life Insurance Co.	43,105	68,863	67,542	134,640
Other liabilities	16,343	12,000	17,544	26,805

Total Liabilities	7,830,560	748,581	3,593,168	10,542,402

NET ASSETS	$108,065,289	$190,325,792	$179,787,304	$351,715,317

Investments at cost	$81,712,972	$178,154,595	$136,648,664	$264,020,326

COMPONENTS OF NET ASSETS:
Paid-in Capital	$95,577,878	$177,452,993	$156,433,918	$276,589,803
Undistributed net investment income (loss)	69,215	1,148,521	1,202,914	3,004,170
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(12,794,898)	5,858,134	(21,589,443)	(20,371,830)
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	25,213,094	5,866,144	43,739,915	92,493,174

NET ASSETS	$108,065,289	$190,325,792	$179,787,304	$351,715,317

Shares outstanding, $0.10 par value, 250 million shares authorized		10,664,995

Shares outstanding, $0.0001 par value, 250 million shares authorized	9,024,879		15,325,186	28,936,897

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.97	$17.85	$11.73	$12.15

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund

ASSETS
Investments at value	$103,444,790	$146,904,412	$64,815,098	$50,262,934
Interest, dividends and reclaims receivable	22,890	311,923	132,003	4,023
Receivable for investment securities sold	7,689,145	—	2,238,540	945,337
Receivable for capital stock sold	244,448	37,412	230,951	2,873,700
Net unrealized appreciation of forward foreign currency contracts	—	—	4,858	—
Other assets	2,120	2,521	1,269	837

Total Assets	111,403,393	147,256,268	67,422,719	54,086,831

LIABILITIES
Cash overdraft	14,832	—	—	—
Payable for investment securities purchased	1,793,125	238,003	2,273,269	1,249,846
Payable for capital stock redeemed	5,420,728	907,173	483,080	686,505
Payable to investment adviser	63,079	66,074	38,365	29,568
Payable to The Penn Mutual Life Insurance Co.	51,802	54,084	24,015	17,998
Net unrealized depreciation of forward foreign currency contracts	—	—	457	—
Other liabilities	16,845	13,594	20,316	9,677

Total Liabilities	7,360,411	1,278,928	2,839,502	1,993,594

NET ASSETS	$104,042,982	$145,977,340	$64,583,217	$52,093,237

Investments at cost	$87,845,567	$123,163,841	$63,023,217	$40,658,578

COMPONENTS OF NET ASSETS:
Paid-in Capital	$82,084,546	$116,291,068	$49,435,907	$40,323,279
Undistributed net investment income (loss)	(382,430)	1,073,769	256,948	(201,881)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	6,741,643	4,871,932	13,094,176	2,367,483
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	15,599,223	23,740,571	1,796,186	9,604,356

NET ASSETS	$104,042,982	$145,977,340	$64,583,217	$52,093,237

Shares outstanding, $0.0001 par value, 250 million shares authorized	9,299,439	9,127,273	4,756,136	3,210,214

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.19	$15.99	$13.58	$16.23

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund

ASSETS
Investments at value	$53,002,041	$75,464,919	$205,111,775	$52,878,121
Interest, dividends and reclaims receivable	51,201	49,608	454,639	68,352
Receivable for investment securities sold	113,270	1,015,112	1,242,840	4,944,853
Receivable for capital stock sold	54,890	264,755	448,390	335,684
Other assets	906	1,577	3,681	865

Total Assets	53,222,308	76,795,971	207,261,325	58,227,875

LIABILITIES
Payable for investment securities purchased	291,495	521,451	2,639,277	4,574,029
Payable for capital stock redeemed	639,515	18,003	455,900	520,556
Future variation margin payable	—	—	—	1,980
Payable to investment adviser	37,389	47,657	142,549	6,379
Payable to The Penn Mutual Life Insurance Co.	19,845	29,227	75,075	19,295
Other liabilities	6,420	17,772	19,951	18,866

Total Liabilities	994,664	634,110	3,332,752	5,141,105

NET ASSETS	$52,227,644	$76,161,861	$203,928,573	$53,086,770

Investments at cost	$42,391,052	$73,069,924	$163,852,185	$41,671,530

COMPONENTS OF NET ASSETS:
Paid-in Capital	$39,134,801	$68,744,075	$149,161,732	$40,113,252
Undistributed net investment income (loss)	106,770	(282,461)	484,272	179,959
Accumulated net realized gain (loss) on investment transactions and foreign exchange	2,375,084	5,305,252	13,022,979	1,591,822
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	10,610,989	2,394,995	41,259,590	11,201,737

NET ASSETS	$52,227,644	$76,161,861	$203,928,573	$53,086,770

Shares outstanding, $0.10 par value, 250 million shares authorized		3,641,832	9,347,290

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,210,159			3,755,955

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$16.27	$20.91	$21.82	$14.13

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund

ASSETS
Investments at value	$96,808,575	$347,817,530	$147,648,245	$110,549,853
Foreign currency, at value	1,213,752	347,318	342,474	—
Interest, dividends and reclaims receivable	322,209	1,463,897	607,683	269,664
Receivable for investment securities sold	—	284,527	1,201,565	1,316,488
Receivable from investment adviser	697	—	—	—
Receivable for capital stock sold	321,236	3,281,843	1,591,308	473,162
Futures receivable	200,467	—	—	—
Net unrealized appreciation of forward foreign currency contracts	—	—	10,542	—
Other assets	102,662	7,234	3,012	2,077

Total Assets	98,969,598	353,202,349	151,404,829	112,611,244

LIABILITIES
Payable for investment securities purchased	6,279	361,135	1,389,749	603,272
Payable for capital stock redeemed	130,160	387,437	139,115	49,241
Payable to investment adviser	—	251,130	129,580	64,049
Payable to The Penn Mutual Life Insurance Co.	37,933	138,489	58,898	43,306
Deferred Indian capital gains tax	—	—	197,481	—
Other liabilities	57,454	55,755	15,575	12,668

Total Liabilities	231,826	1,193,946	1,930,398	772,536

NET ASSETS	$98,737,772	$352,008,403	$149,474,431	$111,838,708

Investments at cost	$87,544,217	$282,723,542	$133,349,378	$102,920,153
Foreign currency at cost	1,215,546	344,344	349,189	—

COMPONENTS OF NET ASSETS:
Paid-in Capital	$89,032,090	$315,301,495	$140,214,069	$99,479,896
Undistributed net investment income (loss)	1,581,152	(2,885,535)	230,842	1,189,395
Accumulated net realized gain (loss) on investment transactions and foreign exchange	(1,061,854)	(25,476,857)	(5,068,113)	3,539,717
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,186,384	65,069,300	14,097,633	7,629,700

NET ASSETS	$98,737,772	$352,008,403	$149,474,431	$111,838,708

Shares outstanding, $0.10 par value, 250 million shares authorized		16,473,995

Shares outstanding, $0.0001 par value, 250 million shares authorized	9,428,049		13,799,673	7,862,119

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.47	$21.37	$10.83	$14.23

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
ASSETS
Investments of affiliated issuers at value	$48,049,638	$196,584,141	$317,652,618	$106,091,521
Investments of unaffiliated issuers at value	236,308	—	144,996	660,264
Interest, dividends and reclaims receivable	15	64	65	42
Receivable for investment securities sold	3,096,464	11,461,988	20,166,459	4,269,943
Receivable for capital stock sold	—	—	—	52,328
Other assets	837	3,648	6,000	2,102

Total Assets	51,383,262	208,049,841	337,970,138	111,076,200

LIABILITIES
Cash overdraft	—	133,868	—	—
Payable for investment securities purchased	3,142,783	10,509,131	19,381,470	4,320,209
Payable for capital stock redeemed	12,744	99,314	124,239	67
Payable to investment adviser	3,742	16,374	26,417	8,878
Payable to The Penn Mutual Life Insurance Co.	17,933	75,114	121,124	40,585
Other liabilities	2,747	3,889	5,877	3,908

Total Liabilities	3,179,949	10,837,690	19,659,127	4,373,647

NET ASSETS	$48,203,313	$197,212,151	$318,311,011	$106,702,553

Investments of affiliated issuers at cost	$35,523,743	$145,532,203	$251,627,469	$86,546,365
Investments of unaffiliated issuers at cost	236,308	—	144,996	660,264

COMPONENTS OF NET ASSETS:
Paid-in Capital	$35,651,452	$146,165,424	$249,879,054	$86,991,435
Undistributed net investment income (loss)	(75,756)	(301,899)	(483,366)	(164,857)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	101,722	296,688	2,890,173	330,821
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	12,525,895	51,051,938	66,025,150	19,545,154

NET ASSETS	$48,203,313	$197,212,151	$318,311,011	$106,702,553

Shares outstanding, $0.0001 par value, 250 million shares authorized	3,855,194	14,850,711	25,318,969	8,710,227

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$12.50	$13.28	$12.57	$12.25

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Assets and Liabilities (Unaudited)

June 30, 2013

Conservative Allocation Fund

ASSETS
Investments of affiliated issuers at value	$71,307,116
Investments of unaffiliated issuers at value	676,214
Interest, dividends and reclaims receivable	52
Receivable for investment securities sold	3,525,063
Other assets	1,468

Total Assets	75,509,913

LIABILITIES
Payable for investment securities purchased	3,481,279
Payable for capital stock redeemed	16,738
Payable to investment adviser	6,098
Payable to The Penn Mutual Life Insurance Co.	26,960
Other liabilities	3,781

Total Liabilities	3,534,856

NET ASSETS	$71,975,057

Investments of affiliated issuers at cost	$62,270,593
Investments of unaffiliated issuers at cost	676,214

COMPONENTS OF NET ASSETS:
Paid-in Capital	$62,310,894
Undistributed net investment income (loss)	(116,167)
Accumulated net realized gain (loss) on investment transactions and foreign exchange	743,807
Net unrealized appreciation (depreciation) in value of investments, futures contracts and foreign currency related items	9,036,523

NET ASSETS	$71,975,057

Shares outstanding, $0.0001 par value, 250 million shares authorized	6,069,251

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.86

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2013

	Money Market Fund	Limited Maturity Bond Fund	Quality Bond Fund	High Yield Bond Fund
INVESTMENT INCOME:
Dividends	$997	$680	$3,644	$53,295
Interest	127,788	1,129,323	6,220,475	6,221,011

Total Investment Income	128,785	1,130,003	6,224,119	6,274,306

EXPENSES
Investment advisory fees	122,456	287,988	845,543	465,640
Administration fees	97,662	143,994	410,375	139,692
Accounting fees	42,472	57,916	121,746	56,482
Director fees and expenses	2,707	3,902	11,120	3,646
Custodian fees and expenses	16,604	10,235	28,902	23,296
Pricing fees	6,979	6,889	11,520	34,154
Professional fees	9,355	14,048	39,948	13,452
Printing fees	6,129	9,015	25,599	8,434
Other expenses	12,510	13,260	36,147	11,508

Total Expenses	316,874	547,247	1,530,900	756,304
Less: Waivers and reimbursement from advisor	122,456	—	—	—
Less: Waivers and reimbursement from administrator	72,139	—	—	—

Net Expenses	122,279	547,247	1,530,900	756,304

Net Investment Income (Loss)	6,506	582,756	4,693,219	5,518,002

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	—	159,327	1,003,631	4,037,342
Net realized foreign currency exchange gain (loss)	—	—	—	(101,861)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	—	(1,381,028)	(22,274,365)	(6,374,871)

Net Gain (Loss) on Investment Securities and Foreign Currency	—	(1,221,701)	(21,270,734)	(2,439,390)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$6,506	$(638,945)	$(16,577,515)	$3,078,612

	Flexibly Managed Fund	Balanced Fund	Large Growth Stock Fund	Large Cap Growth Fund
INVESTMENT INCOME:
Dividends	$12,992,777	$32	$882,403	$170,628
Interest	7,308,737	—	—	53
Foreign tax withheld	(31,426)	—	(14,417)	(3,200)

Total Investment Income	20,270,088	32	867,986	167,481

EXPENSES
Investment advisory fees	6,628,781	—	708,498	82,393
Administration fees	1,657,195	56,670	170,926	22,471
Accounting fees	290,384	5,951	66,893	13,637
Director fees and expenses	41,917	1,473	4,361	600
Custodian fees and expenses	132,306	3,820	24,474	6,793
Pricing fees	22,595	1,859	12,070	3,513
Professional fees	152,363	5,159	15,607	1,892
Printing fees	96,017	3,339	9,900	1,276
Other expenses	124,155	5,093	13,604	2,815

Total Expenses	9,145,713	83,364	1,026,333	135,390
Less: Waivers and reimbursement from administrator	—	7,855	—	—

Net Expenses	9,145,713	75,509	1,026,333	135,390

Net Investment Income (Loss)	11,124,375	(75,477)	(158,347)	32,091

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	71,028,480	866,097	21,412,640	4,363,147
Net realized gain (loss) on options	(134,436)	—	—	—
Net realized foreign currency exchange gain (loss)	8,868	—	(5,990)	927
Change in net unrealized appreciation (depreciation) of investments and foreign currency	125,435,887	4,011,357	2,181,046	(2,837,647)

Net Gain (Loss) on Investment Securities and Foreign Currency	196,338,799	4,877,454	23,587,696	1,526,427

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$207,463,174	$4,801,977	$23,429,349	$1,558,518

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2013

	Large Core Growth Fund	Large Cap Value Fund	Large Core Value Fund	Index 500 Fund
INVESTMENT INCOME:
Dividends	$582,976	$1,954,457	$1,992,549	$3,581,190
Interest	—	23	—	192
Foreign tax withheld	(18,118)	(26,369)	(40,595)	(1,090)

Total Investment Income	564,858	1,928,111	1,951,954	3,580,292

EXPENSES
Investment advisory fees	337,095	536,375	518,459	120,780
Administration fees	84,274	134,094	129,615	258,814
Accounting fees	38,009	54,616	53,123	91,434
Director fees and expenses	2,189	3,464	3,296	6,559
Custodian fees and expenses	11,451	15,630	11,940	22,554
Pricing fees	2,994	4,446	3,133	6,797
Professional fees	7,646	11,935	11,780	23,221
Printing fees	4,905	7,784	7,479	14,937
Other expenses	7,080	11,246	10,215	31,026

Total Expenses	495,643	779,590	749,040	576,122

Net Expenses	495,643	779,590	749,040	576,122

Net Investment Income (Loss)	69,215	1,148,521	1,202,914	3,004,170

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	9,733,318	29,490,204	10,654,466	788,322
Net realized gain (loss) on futures contracts	—	—	—	1,178,036
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,731,818	(7,583,536)	9,941,001	38,097,247
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(56,907)

Net Gain (Loss) on Investment Securities and Foreign Currency	11,465,136	21,906,668	20,595,467	40,006,698

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$11,534,351	$23,055,189	$21,798,381	$43,010,868

	Mid Cap Growth Fund	Mid Cap Value Fund	Mid Core Value Fund	SMID Cap Growth Fund
INVESTMENT INCOME:
Dividends	$153,464	$1,633,223	$573,917	$39,100
Interest	—	—	9	—
Foreign tax withheld	—	(2,565)	(1,270)	—

Total Investment Income	153,464	1,630,658	572,656	39,100

EXPENSES
Investment advisory fees	375,923	382,039	224,907	172,055
Administration fees	80,555	104,192	46,856	34,411
Accounting fees	36,769	44,649	21,866	16,059
Director fees and expenses	2,098	2,644	1,206	859
Custodian fees and expenses	11,057	8,617	24,857	11,165
Pricing fees	3,886	3,524	3,857	3,246
Professional fees	7,141	9,827	4,095	3,167
Printing fees	4,671	6,123	2,664	1,975
Other expenses	7,044	7,585	4,550	3,001
Recaptured administration fees	6,750	—	—	—

Total Expenses	535,894	569,200	334,858	245,938
Less: Waivers and reimbursement from advisor	—	—	—	4,957

Net Expenses	535,894	569,200	334,858	240,981

Net Investment Income (Loss)	(382,430)	1,061,458	237,798	(201,881)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	6,875,768	4,871,932	13,247,764	2,443,672
Net realized foreign currency exchange gain (loss)	—	—	69,712	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	6,063,222	16,191,192	(5,342,084)	5,191,445

Net Gain (Loss) on Investment Securities and Foreign Currency	12,938,990	21,063,124	7,975,392	7,635,117

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$12,556,560	$22,124,582	$8,213,190	$7,433,236

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2013

	SMID Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund	Small Cap Index Fund
INVESTMENT INCOME:
Dividends	$396,147	$148,543	$1,589,374	$312,552
Interest	—	1	—	69
Foreign tax withheld	—	(1,338)	(1,692)	(360)

Total Investment Income	396,147	147,206	1,587,682	312,261

EXPENSES
Investment advisory fees	241,105	295,334	823,127	73,355
Administration fees	38,069	59,301	145,258	36,677
Accounting fees	17,766	27,674	58,337	17,116
Director fees and expenses	951	1,590	3,695	907
Custodian fees and expenses	5,909	27,483	26,217	14,555
Pricing fees	3,359	3,853	5,023	16,726
Professional fees	3,491	5,458	13,151	3,323
Printing fees	2,187	3,524	8,357	2,097
Other expenses	3,304	5,450	11,415	6,580
Recaptured advisory fees	—	—	8,830	—

Total Expenses	316,141	429,667	1,003,410	171,336
Less: Waivers and reimbursement from advisor	26,764	—	—	36,792

Net Expenses	289,377	429,667	1,103,410	134,544

Net Investment Income (Loss)	106,770	(282,461)	484,272	177,717

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	2,586,774	9,829,894	13,777,925	1,610,128
Net realized gain (loss) on futures contracts	—	—	—	282,151
Change in net unrealized appreciation (depreciation) of investments and foreign currency	5,039,234	(2,738,052)	13,687,597	4,854,538
Change in net unrealized appreciation (depreciation) of futures contracts	—	—	—	(46,101)

Net Gain (Loss) on Investment Securities and Foreign Currency	7,626,008	7,091,842	27,465,522	6,700,716

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$7,732,778	$6,809,381	$27,949,794	$6,878,433

	Developed International Index Fund	International Equity Fund	Emerging Markets Equity Fund	Real Estate Securities Fund
INVESTMENT INCOME:
Dividends	$2,237,135	$5,844,211	$2,120,098	$1,731,923
Interest	3,365	88	—	—
Foreign tax withheld	(189,086)	(320,188)	(236,080)	—

Total Investment Income	2,051,414	5,524,111	1,884,018	1,731,923

EXPENSES
Investment advisory fees	145,593	1,545,206	915,464	383,418
Administration fees	72,797	272,683	116,373	82,161
Accounting fees	38,725	118,991	56,467	37,302
Director fees and expenses	1,860	7,173	3,081	2,053
Custodian fees and expenses	37,804	96,518	179,323	15,441
Pricing fees	98,092	16,531	25,243	3,358
Professional fees	6,969	28,427	19,101	7,500
Printing fees	4,377	16,393	7,104	4,712
Other expenses	28,104	22,474	9,623	6,583

Total Expenses	434,321	2,124,396	1,331,779	542,528
Less: Waivers and reimbursement from advisor	147,976	—	28,791	—

Net Expenses	286,345	2,124,396	1,302,988	542,528

Net Investment Income (Loss)	1,765,069	3,399,715	581,030	1,189,395

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gains (losses) on investment transactions	(292,486)	16,534,318	3,922,378	4,266,652
Net realized gain (loss) on futures contracts	99,976	—	—	—
Net realized foreign currency exchange gain (loss)	(27,230)	(316,605)	(2,739)	—
Change in net unrealized appreciation (depreciation) of investments and foreign currency	1,331,664	(20,873,872)	(14,158,711)	424,001
Change in net unrealized appreciation (depreciation) of futures contracts	(114,454)	—	—	—

Net Gain (Loss) on Investment Securities and Foreign Currency	997,470	(4,656,159)	(10,239,072)	4,690,653

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,762,539	$(1,256,444)	$(9,658,042)	$5,880,048

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Operations (Unaudited)

For the Six Months Ended June 30, 2013

	Aggressive Allocation Fund	Moderately Aggressive Allocation Fund	Moderate Allocation Fund	Moderately Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$25	$32	$409	$265
Interest	1	69	—	—

Total Investment Income	26	101	409	265

EXPENSES
Investment advisory fees	22,959	97,227	156,256	51,924
Administration fees	34,439	145,841	234,384	77,886
Accounting fees	5,951	9,723	15,626	5,951
Director fees and expenses	872	3,746	6,010	1,983
Custodian fees and expenses	2,342	9,767	15,672	5,235
Pricing fees	1,979	2,008	2,011	1,980
Professional fees	3,207	13,652	21,713	6,922
Printing fees	2,029	8,671	13,850	4,487
Other expenses	3,033	11,365	18,253	6,936
Recaptured advisory fees	—	—	—	1,818

Total Expenses	76,811	302,000	483,775	165,122
Less: Waivers and reimbursement from advisor	1,029	—	—	—

Net Expenses	75,782	302,000	483,775	165,122

Net Investment Loss	(75,756)	(301,899)	(483,366)	(164,857)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	457,940	2,456,247	4,579,759	1,077,271
Change in net unrealized appreciation (depreciation) of investments and foreign currency	3,035,122	10,545,967	10,596,715	2,188,684

Net Gain (Loss) on Investment Securities and Foreign Currency	3,493,062	13,002,214	15,176,474	3,265,955

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,417,306	$12,700,315	$14,693,108	$3,101,098

	Conservative Allocation Fund
INVESTMENT INCOME:
Dividends	$392
Interest	—

Total Investment Income	392

EXPENSES
Investment advisory fees	35,319
Administration fees	52,978
Accounting fees	5,951
Director fees and expenses	1,393
Custodian fees and expenses	3,575
Pricing fees	1,946
Professional fees	4,918
Printing fees	3,179
Other expenses	5,193
Recaptured advisory fees	2,107

Total Expenses	116,559

Net Expenses	116,559

Net Investment Loss	(116,167)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT SECURITIES AND FOREIGN CURRENCY
Net realized gain (loss) on investment transactions	1,189,819
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(379,984)

Net Gain (Loss) on Investment Securities and Foreign Currency	809,835

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$693,668

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Money Market Fund		Limited Maturity Bond Fund
	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,506	$14,219	$582,756	$1,514,652
Net realized gains (loss) from investment transactions	—	—	159,327	448,630
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	—	—	(1,381,028)	(793,227)

Net Increase (Decrease) in Net Assets Resulting from Operations	6,506	14,219	(638,945)	1,170,055

Distributions from:
Net investment income	(6,506)	(14,219)	—	—

Total Distributions	(6,506)	(14,219)	—	—

Capital Share Transactions (1):
Shares issued	35,138,957	67,395,153	22,544,524	59,463,883
Shares issued in lieu of cash distributions	6,506	14,221	—	—
Shares redeemed	(46,681,104)	(79,897,815)	(33,781,853)	(32,538,080)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,535,641)	(12,488,441)	(11,237,329)	26,925,803

Total Increase (Decrease)	(11,535,641)	(12,488,441)	(11,876,274)	28,095,858

Net Assets:
Beginning of period	141,724,864	154,213,305	202,385,456	174,289,598

End of Period	$130,189,223	$141,724,864	$190,509,182	$202,385,456

Undistributed net investment income (loss)	$—	$—	$582,756	$—

(1) Shares Issued and Redeemed:
Shares issued	35,138,956	67,395,153	1,962,672	5,185,945
Shares issued in lieu of cash distributions	6,507	14,220	—	—
Shares redeemed	(46,681,104)	(79,897,815)	(2,940,968)	(2,837,332)

	(11,535,641)	(12,488,442)	(978,296)	2,348,613

	Quality Bond Fund		High Yield Bond Fund
	Six Months Ended 6/30/13	Year Ended 12/31/12	Six Months Ended 6/30/13	Year Ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,693,219	$10,780,160	$5,518,002	$10,524,826
Net realized gains (loss) from investment transactions	1,003,631	7,891,403	4,037,342	1,979,645
Net realized foreign exchange gain (loss)	—	—	(101,861)	(59,891)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(22,274,365)	(2,249,948)	(6,374,871)	9,169,277

Net Increase (Decrease) in Net Assets Resulting from Operations	(16,577,515)	16,421,615	3,078,612	21,613,857

Capital Share Transactions (1):
Shares issued	52,205,023	127,855,036	16,280,065	38,921,761
Shares issued in lieu of cash distributions	—	—	—	—
Shares redeemed	(75,728,158)	(53,483,062)	(17,059,983)	(22,105,695)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(23,523,135)	74,371,974	(779,918)	16,816,066

Total Increase (Decrease)	(40,100,650)	90,793,589	2,298,694	38,429,923

Net Assets:
Beginning of period	568,399,527	477,605,938	179,720,226	141,290,303

End of Period	$528,298,877	$568,399,527	$182,018,920	$179,720,226

Undistributed net investment income (loss)	$4,693,219	$—	$5,339,388	$(407,403)

(1) Shares Issued and Redeemed:
Shares issued	4,001,455	9,864,734	1,583,773	4,130,067
Shares redeemed	(5,799,869)	(4,120,860)	(1,659,796)	(2,341,547)

	(1,798,414)	5,743,874	(76,023)	1,788,520

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Flexibly Managed Fund		Balanced Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,124,375	$29,514,838	$(75,477)	$(136,275)
Net realized gains (loss) from investment transactions	71,028,480	119,656,433	866,097	489,045
Net realized gains (loss) on written options	(134,436)	3,124,180	—	—
Net realized foreign exchange gain (loss)	8,868	176,998	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	125,427,150	99,438,455	4,011,357	6,556,094
Net change in unrealized appreciation (depreciation) of written options	8,737	(2,635,101)	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	207,463,174	249,275,803	4,801,977	6,908,864

Capital Share Transactions (1):
Shares issued	170,535,308	186,656,248	4,651,421	7,830,866
Shares redeemed	(35,166,844)	(80,774,683)	(5,446,563)	(8,480,465)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	135,368,464	105,881,565	(795,142)	(649,599)

Total Increase (Decrease)	342,831,638	355,157,368	4,006,835	6,259,265

Net Assets:
Beginning of period	2,010,411,837	1,655,254,469	71,600,999	65,341,734

End of Period	$2,353,243,475	$2,010,411,837	$75,607,834	$71,600,999

Undistributed net investment income (loss)	$11,139,982	$15,607	$(75,477)	$—

(1) Shares Issued and Redeemed:
Shares issued	5,456,947	6,711,343	352,433	640,305
Shares redeemed	(1,117,556)	(2,900,659)	(408,053)	(689,427)

	4,339,391	3,810,684	(55,620)	(49,122)

	Large Growth Stock Fund		Large Cap Growth Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(158,347)	$59,893	$32,091	$20,386
Net realized gains (loss) from investment transactions	21,412,640	9,896,129	4,363,147	2,817,106
Net realized foreign exchange gain (loss)	(5,990)	224	927	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	2,181,046	23,402,286	(2,837,647)	1,054,632
Net change in unrealized appreciation (depreciation) of written options	—	—	—	—

Net Increase (Decrease) in Net Assets Resulting from Operations	23,429,349	33,358,532	1,558,518	3,892,124

Capital Share Transactions (1):
Shares issued	13,120,300	27,175,685	22,494,371	5,177,817
Shares redeemed	(24,493,517)	(26,227,584)	(4,049,087)	(16,784,503)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(11,373,217)	948,101	18,445,284	(11,606,686)

Total Increase (Decrease)	12,056,132	34,306,633	20,003,802	(7,714,562)

Net Assets:
Beginning of period	210,998,665	176,692,032	29,750,780	37,465,342

End of Period	$223,054,797	$210,998,665	$49,754,582	$29,750,780

Undistributed net investment income (loss)	$(159,269)	$(922)	$32,091	$—

(1) Shares Issued and Redeemed:
Shares issued	677,428	1,555,229	2,231,977	543,518
Shares redeemed	(1,236,508)	(1,487,354)	(403,185)	(1,751,342)

	(559,080)	67,875	1,828,792	(1,207,824)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Large Core Growth Fund		Large Cap Value Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$69,215	$181,137	$1,148,521	$2,226,798
Net realized gains (loss) from investment transactions	9,733,318	10,011,947	29,490,204	4,136,843
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,731,818	5,944,921	(7,583,536)	14,216,737

Net Increase (Decrease) in Net Assets Resulting from Operations	11,534,351	16,138,005	23,055,189	20,580,378

Capital Share Transactions (1):
Shares issued	2,903,976	5,520,091	13,711,435	14,197,878
Shares redeemed	(12,425,608)	(16,002,619)	(13,396,041)	(33,879,116)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,521,632)	(10,482,528)	315,394	(19,681,238)

Total Increase (Decrease)	2,012,719	5,655,477	23,370,583	899,140

Net Assets:
Beginning of period	106,052,570	100,397,093	166,955,209	166,056,069

End of Period	$108,065,289	$106,052,570	$190,325,792	$166,955,209

Undistributed net investment income (loss)	$69,215	$—	$1,148,521	$(37,914)

(1) Shares Issued and Redeemed:
Shares issued	248,867	521,680	780,614	951,186
Shares redeemed	(1,049,337)	(1,506,615)	(777,086)	(2,294,165)

	(800,470)	(984,935)	3,528	(1,342,979)

	Large Core Value Fund		Index 500 Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,202,914	$2,524,594	$3,004,170	$5,654,080
Net realized gains (loss) from investment transactions	10,654,466	6,610,428	788,322	1,507,044
Net realized gains (loss) on futures contracts	—	—	1,178,036	803,450
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	9,941,001	12,915,375	38,040,340	33,752,398

Net Increase (Decrease) in Net Assets Resulting from Operations	21,798,381	22,050,397	43,010,868	41,716,972

Capital Share Transactions (1):
Shares issued	10,500,536	11,302,178	25,058,049	45,964,219
Shares redeemed	(11,100,938)	(17,909,949)	(28,500,025)	(42,543,806)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(600,402)	(6,607,771)	(3,441,976)	3,420,413

Total Increase (Decrease)	21,197,979	15,442,626	39,568,892	45,137,385

Net Assets:
Beginning of period	158,589,325	143,146,699	312,146,425	267,009,040

End of Period	$179,787,304	$158,589,325	$351,715,317	$312,146,425

Undistributed net investment income (loss)	$1,202,914	$—	$3,004,170	$3,225

(1) Shares Issued and Redeemed:
Shares issued	919,779	1,147,547	2,134,706	4,463,705
Shares redeemed	(975,280)	(1,821,615)	(2,382,927)	(4,137,233)

	(55,501)	(674,068)	(248,221)	326,472

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Mid Cap Growth Fund		Mid Cap Value Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(382,430)	$(129,521)	$1,061,458	$1,599,526
Net realized gains (loss) from investment transactions	6,875,768	5,565,293	4,871,932	6,991,823
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	6,063,222	704,370	16,191,192	6,227,947

Net Increase (Decrease) in Net Assets Resulting from Operations	12,556,560	6,140,142	22,124,582	14,819,296

Capital Share Transactions (1):
Shares issued	4,261,938	13,356,693	8,064,765	24,175,248
Shares redeemed	(14,068,045)	(17,287,396)	(8,862,798)	(11,391,712)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(9,806,107)	(3,930,703)	(798,033)	12,783,536

Total Increase (Decrease)	2,750,453	2,209,439	21,326,549	27,602,832

Net Assets:
Beginning of period	101,292,529	99,083,090	124,650,791	97,047,959

End of Period	$104,042,982	$101,292,529	$145,977,340	$124,650,791

Undistributed net investment income (loss)	$(382,430)	$—	$1,073,769	$10,976

(1) Shares Issued and Redeemed:
Shares issued	391,696	1,328,357	526,827	1,835,763
Shares redeemed	(1,279,936)	(1,709,936)	(574,321)	(885,614)

	(888,240)	(381,579)	(47,494)	950,149

	Mid Core Value Fund		SMID Cap Growth Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$237,798	$422,678	$(201,881)	$(157,280)
Net realized gains (loss) from investment transactions	13,247,764	6,803,793	2,443,672	145,328
Net realized foreign exchange gain (loss)	69,712	—	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(5,342,084)	1,133,647	5,191,445	4,412,550

Net Increase (Decrease) in Net Assets Resulting from Operations	8,213,190	8,360,118	7,433,236	4,400,598

Capital Share Transactions (1):
Shares issued	4,655,810	10,151,047	8,927,817	14,560,438
Shares redeemed	(5,453,488)	(21,522,865)	(4,845,434)	(5,379,677)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(797,678)	(11,371,818)	4,082,383	9,180,761

Total Increase (Decrease)	7,415,512	(3,011,700)	11,515,619	13,581,359

Net Assets:
Beginning of period	57,167,705	60,179,405	40,577,618	26,996,259

End of Period	$64,583,217	$57,167,705	$52,093,237	$40,577,618

Undistributed net investment income (loss)	$256,948	$19,150	$(201,881)	$—

(1) Shares Issued and Redeemed:
Shares issued	353,285	918,859	569,399	1,085,665
Shares redeemed	(412,739)	(1,908,604)	(310,520)	(399,868)

	(59,454)	(989,745)	258,879	685,797

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	SMID Cap Value Fund		Small Cap Growth Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$106,770	$194,601	$(282,461)	$(745,209)
Net realized gains (loss) from investment transactions	2,586,774	2,545,081	9,829,894	(1,390,305)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	5,039,234	3,830,008	(2,738,052)	6,708,897

Net Increase (Decrease) in Net Assets Resulting from Operations	7,732,778	6,569,690	6,809,381	4,573,383

Capital Share Transactions (1):
Shares issued	7,690,201	11,793,130	2,617,290	8,278,394
Shares redeemed	(6,770,595)	(7,736,293)	(10,984,499)	(13,578,802)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	919,606	4,056,837	(8,367,209)	(5,300,408)

Total Increase (Decrease)	8,652,384	10,626,527	(1,557,828)	(727,025)

Net Assets:
Beginning of period	43,575,260	32,948,733	77,719,689	78,446,714

End of Period	$52,227,644	$43,575,260	$76,161,861	$77,719,689

Undistributed net investment income (loss)	$106,770	$—	$(282,461)	$—

(1) Shares Issued and Redeemed:
Shares issued	494,766	913,084	126,138	426,080
Shares redeemed	(425,942)	(598,636)	(531,487)	(697,871)

	68,824	314,448	(405,349)	(271,791)

	Small Cap Value Fund		Small Cap Index Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$484,272	$2,296,543	$177,717	$497,350
Net realized gains (loss) from investment transactions	13,777,925	14,150,682	1,610,128	1,353,181
Net realized gains (loss) on futures contracts	—	—	282,151	133,346
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	13,687,597	8,592,880	4,808,437	2,946,293

Net Increase (Decrease) in Net Assets Resulting from Operations	27,949,794	25,040,105	6,878,433	4,930,170

Capital Share Transactions (1):
Shares issued	11,286,289	11,629,172	7,522,921	12,599,427
Shares redeemed	(11,148,099)	(20,193,553)	(3,758,071)	(4,287,926)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	138,190	(8,564,381)	3,764,850	8,311,501

Total Increase (Decrease)	28,087,984	16,475,724	10,643,283	13,241,671

Net Assets:
Beginning of period	175,840,589	159,364,865	42,443,487	29,201,816

End of Period	$203,928,573	$175,840,589	$53,086,770	$42,443,487

Undistributed net investment income (loss)	$484,272	$—	$179,959	$2,242

(1) Shares Issued and Redeemed:
Shares issued	536,674	655,178	556,719	1,085,853
Shares redeemed	(529,871)	(1,145,507)	(273,161)	(372,713)

	6,803	(490,329)	283,558	713,140

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Developed International Index Fund		International Equity Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,765,069	$2,009,071	$3,399,715	$4,371,238
Net realized gains (loss) from investment transactions	(292,486)	(638,972)	16,534,318	34,808,106
Net realized gains (loss) on futures contracts	99,976	513,145	—	—
Net realized foreign exchange gain (loss)	(27,230)	946	(316,605)	(575,643)
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	1,217,210	11,055,255	(20,873,872)	25,410,066

Net Increase (Decrease) in Net Assets Resulting from Operations	2,762,539	12,939,445	(1,256,444)	64,013,767

Capital Share Transactions (1):
Shares issued	11,036,277	24,926,970	20,977,944	25,174,799
Shares redeemed	(4,847,290)	(9,937,853)	(16,311,976)	(50,510,062)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,188,987	14,989,117	4,665,968	(25,335,263)

Total Increase (Decrease)	8,951,526	27,928,562	3,409,524	38,678,504

Net Assets:
Beginning of period	89,786,246	61,857,684	348,598,879	309,920,375

End of Period	$98,737,772	$89,786,246	$352,008,403	$348,598,879

Undistributed net investment income (loss)	$1,581,152	$(183,917)	$(2,885,535)	$(6,285,250)

(1) Shares Issued and Redeemed:
Shares issued	1,035,329	2,681,964	939,838	1,285,142
Shares redeemed	(451,849)	(1,041,566)	(725,889)	(2,525,017)

	583,480	1,640,398	213,949	(1,239,875)

	Emerging Markets Equity Fund		Real Estate Securities Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$581,030	$428,550	$1,189,395	$1,123,977
Net realized gains (loss) from investment transactions	3,922,378	1,700,979	4,266,652	8,371,943
Net realized foreign exchange gain (loss)	(2,739)	(159,316)	—	—
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(14,158,711)	22,522,186	424,001	3,041,493

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,658,042)	24,492,399	5,880,048	12,537,413

Capital Share Transactions (1):
Shares issued	13,781,032	23,131,801	13,026,391	18,676,255
Shares redeemed	(7,506,930)	(15,831,334)	(5,214,203)	(9,413,269)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	6,274,102	7,300,467	7,812,188	9,262,986

Total Increase (Decrease)	(3,383,940)	31,792,866	13,692,236	21,800,399

Net Assets:
Beginning of period	152,858,371	121,065,505	98,146,472	76,346,073

End of Period	$149,474,431	$152,858,371	$111,838,708	$98,146,472

Undistributed net investment income (loss)	$230,841	$(350,189)	$1,189,395	$—

(1) Shares Issued and Redeemed:
Shares issued	1,196,588	2,180,214	905,582	1,446,966
Shares redeemed	(650,410)	(1,484,006)	(361,073)	(735,480)

	546,178	696,208	544,509	711,486

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Aggressive Allocation Fund		Moderately Aggressive Allocation Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(75,756)	$(114,722)	$(301,899)	$(493,987)
Net realized gains (loss) from investment transactions	457,940	322,644	2,456,247	1,335,273
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	3,035,122	4,678,194	10,545,967	18,283,036

Net Increase (Decrease) in Net Assets Resulting from Operations	3,417,306	4,886,116	12,700,315	19,124,322

Capital Share Transactions (1):
Shares issued	8,185,124	11,208,887	21,685,835	41,901,069
Shares redeemed	(4,633,029)	(3,043,549)	(16,403,058)	(16,764,032)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	3,552,095	8,165,338	5,282,777	25,137,037

Total Increase (Decrease)	6,969,401	13,051,454	17,983,092	44,261,359

Net Assets:
Beginning of period	41,233,912	28,182,458	179,229,059	134,967,700

End of Period	$48,203,313	$41,233,912	$197,212,151	$179,229,059

Undistributed net investment income (loss)	$(75,756)	$—	$(301,899)	$—

(1) Shares Issued and Redeemed:
Shares issued	658,382	1,024,830	1,636,961	3,509,638
Shares redeemed	(371,203)	(272,698)	(1,218,006)	(1,431,661)

	287,179	752,132	418,955	2,077,977

	Moderate Allocation Fund		Moderately Conservative Allocation Fund
	For the Six Months Ended 6/30/13	For the year ended 12/31/12	For the Six Months Ended 6/30/13	For the year ended 12/31/12
	(Unaudited)		(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(483,366)	$(812,609)	$(164,857)	$(313,208)
Net realized gains (loss) from investment transactions	4,579,759	3,023,537	1,077,271	1,729,941
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	10,596,715	23,843,407	2,188,684	5,978,406

Net Increase (Decrease) in Net Assets Resulting from Operations	14,693,108	26,054,335	3,101,098	7,395,139

Capital Share Transactions (1):
Shares issued	26,372,760	51,969,701	16,999,712	20,379,256
Shares redeemed	(13,705,546)	(11,328,986)	(9,426,171)	(21,423,672)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,667,214	40,640,715	7,573,541	(1,044,416)

Total Increase (Decrease)	27,360,322	66,695,050	10,674,639	6,350,723

Net Assets:
Beginning of period	290,950,689	224,255,639	96,027,914	89,677,191

End of Period	$318,311,011	$290,950,689	$106,702,553	$96,027,914

Undistributed net investment income (loss)	$(483,366)	$—	$(164,857)	$—

(1) Shares Issued and Redeemed:
Shares issued	2,108,393	4,517,924	1,388,391	1,771,883
Shares redeemed	(1,084,059)	(985,360)	(768,908)	(1,864,666)

	1,024,334	3,532,564	619,483	(92,783)

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Statements of Changes in Net Assets

	Conservative Allocation Fund
	Six Months Ended 6/30/13	Year Ended 12/31/12
	(Unaudited)
Increase (Decrease) in Net Assets
Operations:
Net investment loss	$(116,167)	$(222,597)
Net realized gains (loss) from investment transactions	1,189,819	1,072,025
Net change in unrealized appreciation (depreciation) of investments, futures contracts and foreign currency	(379,984)	2,850,210

Net Increase (Decrease) in Net Assets Resulting from Operations	693,668	3,699,638

Capital Share Transactions (1):
Shares issued	11,395,764	24,661,261
Shares redeemed	(10,718,562)	(20,852,243)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	677,202	3,809,018

Total Increase (Decrease)	1,370,870	7,508,656

Net Assets:
Beginning of period	70,604,187	63,095,531

End of Period	$71,975,057	$70,604,187

Undistributed net investment income (loss)	$(116,167)	$—

(1) Shares Issued and Redeemed:
Shares issued	953,136	2,146,560
Shares redeemed	(897,106)	(1,801,609)

	56,030	344,951

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MONEY MARKET FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31
			2012		2011		2010		2009		2008
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Income from investment operations:
Net investment income (loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	0.03

Total from investment operations	—		—		—		—		—		0.03

Less distributions:
Net investment income	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)	(0.03)

Total distributions	—		—		—		—		—		(0.03)

Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00

Total return [1,2]	0.01%	#	0.01%		0.01%		0.01%		0.44%		2.68%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$130,189		$141,725		$154,213		$139,988		$168,500		$213,973

Ratio of net expenses to average net assets	0.19%	*	0.22%		0.22%		0.33%		0.43%		0.46%

Ratio of total expenses to average net assets	0.49%	*	0.49%		0.49%		0.47%		0.48%		0.46%

Ratio of net investment income (loss) to average net assets	0.01%	*	0.01%		0.01%		0.01%		0.47%		2.57%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund’s total return calculation includes a payment by an affiliate. Excluding the effect of this payment from the Fund’s ending net asset value per share, total return for the year ended December 31, 2008 would have been 2.39%.

(a)  Distributions were less than one penny per share.

LIMITED MATURITY BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011		2010		2009		2008
Net asset value, beginning of period	$11.49		$11.42		$11.17		$10.76		$10.57		$10.41

Income from investment operations:
Net investment income (loss)	0.03		0.09		0.13		0.17		0.23		0.34
Net realized and unrealized gain (loss) on investment transactions	(0.07)		(0.02)		0.12		0.24		(0.04)		0.18

Total from investment operations	(0.04)		0.07		0.25		0.41		0.19		0.52

Less distributions:
Net investment income	—		—		—		—		—		(0.36)

Total distributions	—		—		—		—		—		(0.36)

Net asset value, end of period	$11.45		$11.49		$11.42		$11.17		$10.76		$10.57

Total return [1]	(0.35%	)#	0.61%		2.24%		3.71%		1.89%		5.03%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$190,509		$202,385		$174,290		$152,447		$111,501		$75,660

Ratio of total expenses to average net assets	0.57%	*	0.57%		0.58%		0.58%		0.60%		0.60%

Ratio of net investment income (loss) to average net assets	0.61%	*	0.81%		1.14%		1.56%		2.20%		3.24%

Portfolio turnover rate	31%	#	31%		50%		38%		64%		106%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

QUALITY BOND FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$13.14		$12.73	$11.56	$10.90	$10.36	$10.50

Income from investment operations:
Net investment income (loss)	0.11		0.27	0.32	0.28	0.36	0.47
Net realized and unrealized gain (loss) on investment transactions	(0.51)		0.14	0.85	0.38	0.26	0.07

Total from investment operations	(0.40)		0.41	1.17	0.66	0.62	0.54

Less distributions:
Net investment income	—		—	—	—	— (a)	(0.50)
Net realized gains	—		—	—	—	(0.08)	(0.18)

Total distributions	—		—	—	—	(0.08)	(0.68)

Net asset value, end of period	$12.74		$13.14	$12.73	$11.56	$10.90	$10.36

Total return [1]	(3.04%	)#	3.22%	10.12%	6.06%	6.02%	5.10%

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$528,299		$568,400	$477,606	$418,957	$327,724	$221,730

Ratio of total expenses to average net assets	0.56%	*	0.56%	0.57%	0.58%	0.61%	0.60%

Ratio of net investment income (loss) to average net assets	1.72%	*	2.06%	2.62%	2.48%	3.38%	4.44%

Portfolio turnover rate	10%	#	32%	44%	69%	87%	273%

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions were less than one penny per share.

HIGH YIELD BOND FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$9.99		$8.72	$8.46	$7.41	$5.05	$7.58

Income (loss) from investment operations:
Net investment income (loss)	0.30		0.61	0.62	0.61	0.56	0.58
Net realized and unrealized gain (loss) on investment transactions	(0.13)		0.66	(0.36)	0.44	1.80	(2.40)

Total from investment operations	0.17		1.27	0.26	1.05	2.36	(1.82)

Less distributions:
Net investment income	—		—	—	—	—	(0.71)

Total distributions	—		—	—	—	—	(0.71)

Net asset value, end of period	$10.16		$9.99	$8.72	$8.46	$7.41	$5.05

Total return [1]	1.70%	#	14.56%	3.07%	14.17%	46.44%	(23.98% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$182,019		$179,720	$141,290	$131,682	$103,574	$57,995

Ratio of total expenses to average net assets	0.81%	*	0.82%	0.83%	0.85%	0.87%	0.86%

Ratio of net investment income (loss) to average net assets	5.93%	*	6.52%	7.16%	7.73%	8.97%	8.29%

Portfolio turnover rate	38%	#	69%	58%	61%	59%	53%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

FLEXIBLY MANAGED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009		2008
Net asset value, beginning of period	$29.22		$25.46	$24.71	$21.69	$16.33		$23.72

Income (loss) from investment operations:
Net investment income (loss)	0.16		0.44	0.40	0.35	0.41		0.46
Net realized and unrealized gain (loss) on investment transactions	2.79		3.32	0.35	2.67	4.95		(6.99)

Total from investment operations	2.95		3.76	0.75	3.02	5.36		(6.53)

Less distributions:
Net investment income	—		—	—	—	—	(a)	(0.59)
Net realized gains	—		—	—	—	—		(0.27)

Total distributions	—		—	—	—	—		(0.86)

Net asset value, end of period	$32.17		$29.22	$25.46	$24.71	$21.69		$16.33

Total return [1]	10.13%	#	14.77%	3.04%	13.92%	32.92%		(27.83% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$2,353,243		$2,010,412	$1,655,254	$1,583,104	$1,286,902		$948,507

Ratio of total expenses to average net assets	0.83%	*	0.84%	0.84%	0.85%	0.85%		0.85%

Ratio of net investment income (loss) to average net assets	1.01%	*	1.59%	1.60%	1.55%	2.22%		2.15%

Portfolio turnover rate	31%	#	65%	83%	67%	89%		103%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented. Total returns may reflect adjustments to conform with generally accepted accounting principles.

(a)	Distributions were less than one penny per share.

BALANCED FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
			2012		2011		2010		2009
Net asset value, beginning of period	$12.60		$11.40		$10.80		$9.67		$8.19		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		(0.02)		(0.02)		(0.02)		(0.01)		0.28
Capital gain distributions received from affiliated funds	—		—		—		—		0.03		0.05
Net realized and unrealized gain (loss) on investment transactions	0.85		1.22		0.62		1.15		1.46		(1.81)

Total from investment operations	0.84		1.20		0.60		1.13		1.48		(1.48)

Less distributions:
Net investment income	—		—		—		—		—		(0.33)

Total distributions	—		—		—		—		—		(0.33)

Net asset value, end of period	$13.44		$12.60		$11.40		$10.80		$9.67		$8.19

Total return [1]	6.67%	#	10.53%		5.56%		11.69%		18.07%		(14.74%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$75,608		$71,601		$65,342		$64,311		$60,114		$56,422

Ratio of net expenses to average net assets [2]	0.20%	*	0.19%		0.18%		0.18%		0.17%		0.22%	*

Ratio of total expenses to average net assets [2]	0.22%	*	0.23%		0.24%		0.24%		0.24%		0.26%	*

Ratio of net investment income (loss) to average net assets	(0.20%	)*	(0.19%	)	(0.18%	)	(0.18%	)	(0.17%	)	9.09%	*

Portfolio turnover rate	10%	#	15%		17%		18%		19%		23%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE GROWTH STOCK FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009		2008
Net asset value, beginning of period	$18.05		$15.20	$15.44	$13.22		$9.25		$15.96

Income (loss) from investment operations:
Net investment income (loss)	(0.01)		0.01	(0.03)	(0.02)		—	(a)	0.03
Net realized and unrealized gain (loss) on investment transactions	2.00		2.84	(0.21)	2.24		3.97		(6.71)

Total from investment operations	1.99		2.85	(0.24)	2.22		3.97		(6.68)

Less distributions:
Net investment income	—		—	—	—		—	(a)	(0.03)

Total distributions	—		—	—	—		—		(0.03)

Net asset value, end of period	$20.04		$18.05	$15.20	$15.44		$13.22		$9.25

Total return [1]	11.02%	#	18.75%	(1.55% )	16.79%		42.93%		(41.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$223,055		$210,999	$176,692	$174,372		$143,167		$89,852

Ratio of total expenses to average net assets	0.90%	*	0.91%	0.93%	0.94%		0.97%		0.98%

Ratio of net investment income (loss) to average net assets	(0.14%	)*	0.03%	(0.19% )	(0.18%	)	0.02%		0.24%

Portfolio turnover rate	25%	#	35%	33%	43%		58%		54%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)  Distributions and net investment income were less than one penny per share.

LARGE CAP GROWTH FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010		2009		2008
Net asset value, beginning of period	$9.57		$8.68	$9.31	$8.28		$6.02		$10.98

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.01	(0.02)	(0.01)		0.02		0.02
Net realized and unrealized gain (loss) on investment transactions	0.50		0.88	(0.61)	1.04		2.24		(4.79)

Total from investment operations	0.51		0.89	(0.63)	1.03		2.26		(4.77)

Less distributions:
Net investment income	—		—	—	—		—		(0.03)
Net realized gains	—		—	—	—		—		(0.16)

Total distributions	—		—	—	—		—		(0.19)

Net asset value, end of period	$10.08		$9.57	$8.68	$9.31		$8.28		$6.02

Total return [1]	5.33%	#	10.25%	(6.77% )	12.44%		37.54%		(43.82% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$49,755		$29,751	$37,465	$33,542		$27,870		$17,537

Ratio of net expenses to average net assets	0.90%	*	0.90%	0.96%	1.00%		1.00%		0.96%

Ratio of total expenses to average net assets	0.90%	*	0.90%	0.96%	1.00%		1.12%		0.96%

Ratio of net investment income (loss) to average net assets	0.21%	*	0.06%	(0.25% )	(0.10%	)	0.22%		0.19%

Portfolio turnover rate	109%	#	97%	153%	176%		121%		287%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,						For the period August 25, 2008 through December 31, 2008
			2012	2011	2010		2009
Net asset value, beginning of period	$10.79		$9.29	$9.78	$8.34		$6.14		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.01		0.02	(0.01)	—		0.03		0.02
Net realized and unrealized gain (loss) on investment transactions	1.17		1.48	(0.48)	1.44		2.17		(3.87)

Total from investment operations	1.18		1.50	(0.49)	1.44		2.20		(3.85)

Less distributions:
Net investment income	—		—	—	—		—	(a)	(0.01)

Total distributions	—		—	—	—		—		(0.01)

Net asset value, end of period	$11.97		$10.79	$9.29	$9.78		$8.34		$6.14

Total return [1]	10.94%	#	16.15%	(5.01% )	17.27%		35.89%		(38.45%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$108,065		$106,053	$100,397	$123,153		$126,510		$100,096

Ratio of net expenses to average net assets	0.88%	*	0.89%	0.90%	0.71%		0.64%		0.64%	*

Ratio of total expenses to average net assets	0.88%	*	0.89%	0.90%	0.85%		0.86%		0.90%	*

Ratio of net investment income (loss) to average net assets	0.12%	*	0.17%	(0.11% )	(0.01%	)	0.50%		0.69%	*

Portfolio turnover rate	59%	#	105%	115%	115%		155%		55%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

LARGE CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$15.66		$13.83	$14.47	$12.60	$9.43	$17.65

Income (loss) from investment operations:
Net investment income (loss)	0.11		0.20	0.18	0.11	0.16	0.20
Net realized and unrealized gain (loss) on investment transactions	2.08		1.63	(0.82)	1.76	3.01	(8.05)

Total from investment operations	2.19		1.83	(0.64)	1.87	3.17	(7.85)

Less distributions:
Net investment income	—		—	—	—	—	(0.25)
Net realized gains	—		—	—	—	—	(0.12)

Total distributions	—		—	—	—	—	(0.37)

Net asset value, end of period	$17.85		$15.66	$13.83	$14.47	$12.60	$9.43

Total return [1]	13.98%	#	13.23%	(4.42% )	14.84%	33.62%	(44.62% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$190,326		$166,955	$166,056	$167,918	$143,038	$106,616

Ratio of total expenses to average net assets	0.87%	*	0.88%	0.89%	0.89%	0.90%	0.90%

Ratio of net investment income (loss) to average net assets	1.28%	*	1.32%	1.24%	0.86%	1.53%	1.42%

Portfolio turnover rate	181%	#	90%	87%	112%	120%	228%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

LARGE CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
			2012	2011	2010	2009
Net asset value, beginning of period	$10.31		$8.92	$9.31	$8.43	$7.22	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.08		0.16	0.14	0.12	0.14	0.07
Net realized and unrealized gain (loss) on investment transactions	1.34		1.23	(0.53)	0.76	1.07	(2.78)

Total from investment operations	1.42		1.39	(0.39)	0.88	1.21	(2.71)

Less distributions:
Net investment income	—		—	—	—	—	(0.07)

Total distributions	—		—	—	—	—	(0.07)

Net asset value, end of period	11.73		$10.31	$8.92	$9.31	$8.43	$7.22

Total return [1]	13.77%	#	15.58%	(4.19% )	10.44%	16.76%	(27.05%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$179.787		$158,589	$143,147	$158.985	$149,973	$114,167

Ratio of net expenses to average net assets	0.87%	*	0.88%	0.89%	0.61%	0.54%	0.54%	*

Ratio of total expenses to average net assets	0.87%	*	0.88%	0.89%	0.75%	0.75%	0.79%	*

Ratio of net investment income (loss) to average net assets	1.39%	*	1.64%	1.52%	1.46%	1.94%	2.40%	*

Portfolio turnover rate	33%	#	38%	51%	35%	62%	31%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

INDEX 500 FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$10.70		$9.25	$9.09	$7.92	$6.28	$10.11

Income (loss) from investment operations:
Net investment income (loss)	0.10		0.20	0.16	0.14	0.13	0.17
Net realized and unrealized gain (loss) on investment transactions	1.35		1.25	—	1.03	1.51	(3.82)

Total from investment operations	1.45		1.45	0.16	1.17	1.64	(3.65)

Less distributions:
Net investment income	—		—	—	—	—	(0.18)

Total distributions	—		—	—	—	—	(0.18)

Net asset value, end of period	$12.15		$10.70	$9.25	$9.09	$7.92	$6.28

Total return [1]	13.55%	#	15.68%	1.76%	14.77%	26.11%	(36.08% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$351,715		$312,146	$267,009	$263,724	$249,284	$195,078

Ratio of net expenses to average net assets	0.33%	*	0.34%	0.35%	0.35%	0.35%	0.35%

Ratio of total expenses to average net assets	0.33%	*	0.34%	0.36%	0.36%	0.37%	0.37%

Ratio of net investment income (loss) to average net assets	1.74%	*	1.93%	1.71%	1.68%	1.97%	2.02%

Portfolio turnover rate	3%	#	4%	4%	5%	6%	6%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010		2009		2008
Net asset value, beginning of period	$9.94		$9.37		$10.16	$8.01		$5.42		$10.60

Income (loss) from investment operations:
Net investment income (loss)	(0.04)		(0.01)		(0.04)	(0.01)		(0.01)		(0.02)
Net realized and unrealized gain (loss) on investment transactions	1.29		0.58		(0.75)	2.16		2.60		(5.16)

Total from investment operations	1.25		0.57		(0.79)	2.15		2.59		(5.18)

Net asset value, end of period	$11.19		$9.94		$9.37	$10.16		$8.01		$5.42

Total return [1]	12.58%	#	6.08%		(7.78% )	26.84%		47.79%		(48.87% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$104,043		$101,293		$99,083	$107,064		$82,895		$57,747

Ratio of net expenses to average net assets	1.00%	*	1.00%		1.00%	1.00%		1.00%		1.00%

Ratio of total expenses to average net assets	0.99%	*	1.00%		1.00%	1.00%		1.01%		1.02%

Ratio of net investment income (loss) to average net assets	(0.71%	)*	(0.12%	)	(0.42% )	(0.14%	)	(0.22%	)	(0.20% )

Portfolio turnover rate	50%	#	129%		110%	106%		102%		162%

*   Annualized

#   Non-annualized

[1]     Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

MID CAP VALUE FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010		2009		2008
Net asset value, beginning of period	$13.59		$11.80		$12.59	$10.01		$6.81		$13.12

Income (loss) from investment operations:
Net investment income (loss)	0.12		0.19		0.09	0.08		0.05		0.10
Net realized and unrealized gain (loss) on investment transactions	2.28		1.60		(0.88)	2.50		3.15		(6.31)

Total from investment operations	2.40		1.79		(0.79)	2.58		3.20		(6.21)

Less distributions:
Net investment income	—		—		—	—		—		(0.10)

Total distributions	—		—		—	—		—		(0.10)

Net asset value, end of period	$15.99		$13.59		$11.80	$12.59		$10.01		$6.81

Total return [1]	17.66%	#	15.17%		(6.27% )	25.77%		46.99%		(47.26% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$145,977		$124,651		$97,048	$119,231		$92,662		$60,507

Ratio of total expenses to average net assets	0.82%	*	0.84%		0.84%	0.84%		0.85%		0.86%

Ratio of net investment income (loss) to average net assets	1.53%	*	1.49%		0.70%	0.71%		0.69%		0.89%

Portfolio turnover rate	21%	#	43%		106%	37%		43%		58%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MID CORE VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.87		$10.37	$10.75	$8.57	$6.80	$11.78

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.08	0.03	0.05	0.03	0.14
Net realized and unrealized gain (loss) on investment transactions	1.66		1.42	(0.41)	2.13	1.74	(4.66)

Total from investment operations	1.71		1.50	(0.38)	2.18	1.77	(4.52)

Less distributions:
Net investment income	—		—	—	—	—	(0.16)
Net realized gains	—		—	—	—	—	(0.30)

Total distributions	—		—	—	—	—	(0.46)

Net asset value, end of period	$13.58		$11.87	$10.37	$10.75	$8.57	$6.80

Total return [1]	14.41%	#	14.46%	(3.53% )	25.44%	26.03%	(38.89% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$64,583		$57,168	$60,179	$52,723	$40,508	$29,895

Ratio of total expenses to average net assets	1.07%	*	1.08%	1.08%	1.11%	1.20%	1.08%

Ratio of net investment income (loss) to average net assets	0.76%	*	0.68%	0.29%	0.49%	0.43%	1.49%

Portfolio turnover rate	133%	*	75%	51%	75%	116%	39%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMID CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
			2012		2011	2010		2009
Net asset value, beginning of period	$13.75		$11.92		$12.51	$10.01		$6.51		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.06)		(0.09)	(0.04)		(0.04)		(0.01)
Net realized and unrealized gain (loss) on investment transactions	2.55		1.89		(0.50)	2.54		3.54		(3.48)

Total from investment operations	2.48		1.83		(0.59)	2.50		3.50		(3.49)

Net asset value, end of period	$16.23		$13.75		$11.92	$12.51		$10.01		$6.51

Total return [1]	18.04%	#	15.35%		(4.72% )	24.85%		54.15%		(35.00%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,093		$40,578		$26,996	$25,263		$21,806		$4,250

Ratio of net expenses to average net assets	1.05%	*	1.05%		1.05%	1.05%		1.05%		1.05%	*

Ratio of total expenses to average net assets	1.07%	*	1.12%		1.13%	1.23%		1.41%		1.69%	*

Ratio of net investment income (loss) to average net assets	(0.88%	)*	(0.46%	)	(0.77% )	(0.36%	)	(0.43%	)	(0.36%	)*

Portfolio turnover rate	46%	#	95%		160%	95%		65%		21%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMID CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
			2012	2011	2010	2009
Net asset value, beginning of period	$13.87		$11.66	$12.56	$9.90	$6.80	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03		0.07	0.03	0.02	0.02	0.04
Net realized and unrealized gain (loss) on investment transactions	2.37		2.14	(0.93)	2.64	3.08	(3.21)

Total from investment operations	2.40		2.21	(0.90)	2.66	3.10	(3.17)

Less distributions:
Net investment income	—		—	—	—	—	(0.03)

Total distributions	—		—	—	—	—	(0.03)

Net asset value, end of period	$16.27		$13.87	$11.66	$12.56	$9.90	$6.80

Total return [1]	17.30%	#	18.95%	(7.17% )	26.87%	45.59%	(31.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$52,228		$43,575	$32,949	$26,766	$21,142	$4,752

Ratio of net expenses to average net assets	1.14%	*	1.14%	1.14%	1.14%	1.14%	1.14%	*

Ratio of total expenses to average net assets	1.25%	*	1.27%	1.31%	1.36%	1.52%	1.83%	*

Ratio of net investment income (loss) to average net assets	0.42%	*	0.51%	0.27%	0.22%	0.30%	1.37%	*

Portfolio turnover rate	32%	#	52%	69%	81%	49%	14%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP GROWTH FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012		2011	2010		2009		2008
Net asset value, beginning of period	$19.20		$18.16		$20.43	$17.15		$10.81		$21.64

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.18)		(0.15)	(0.08)		(0.09)		(0.09)
Net realized and unrealized gain (loss) on investment transactions	1.78		1.22		(2.12)	3.36		6.43		(10.74)

Total from investment operations	1.71		1.04		(2.27)	3.28		6.34		(10.83)

Net asset value, end of period	$20.91		$19.20		$18.16	$20.43		$17.15		$10.81

Total return [1]	8.91%	#	5.73%		(11.11% )	19.13%		58.65%		(50.05% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$76,162		$77,720		$78,447	$88,184		$76,180		$48,008

Ratio of total expenses to average net assets	1.09%	*	1.10%		1.08%	1.08%		1.11%		1.07%

Ratio of net investment income (loss) to average net assets	(0.71%	)*	(0.92%	)	(0.71% )	(0.45%	)	(0.67%	)	(0.59% )

Portfolio turnover rate	125%	#	103%		125%	125%		163%		190%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

SMALL CAP VALUE FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$18.83		$16.21	$16.07	$12.68	$9.99	$14.07

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.24	0.08	0.11	0.09	0.09
Net realized and unrealized gain (loss) on investment transactions	2.94		2.38	0.06	3.28	2.60	(3.88)

Total from investment operations	2.99		2.62	0.14	3.39	2.69	(3.79)

Less distributions:
Net investment income	—		—	—	—	—	(0.11)
Net realized gains	—		—	—	—	—	(0.18)

Total distributions	—		—	—	—	—	(0.29)

Net asset value, end of period	$21.82		$18.83	$16.21	$16.07	$12.68	$9.99

Total return [1]	15.88%	#	16.16%	0.87%	26.74%	26.93%	(27.15% )

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$203,929		$175,841	$159,365	$163,354	$132,952	$109,336

Ratio of net expenses to average net assets	1.14%	*	1.15%	1.15%	1.15%	1.15%	1.15%

Ratio of total expenses to average net assets	1.13%	*	1.15%	1.15%	1.15%	1.17%	1.15%

Ratio of net investment income (loss) to average net assets	0.50%	*	1.36%	0.51%	0.80%	0.86%	0.66%

Portfolio turnover rate	31%	#	50%	47%	49%	60%	66%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

SMALL CAP INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,				For the period August 25, 2008 through December 31, 2008
			2012	2011	2010	2009
Net asset value, beginning of period	$12.22		$10.58	$11.08	$8.78	$6.96	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.05		0.16	0.08	0.08	0.07	0.04
Net realized and unrealized gain (loss) on investment transactions	1.86		1.48	(0.58)	2.22	1.75	(3.04)

Total from investment operations	1.91		1.64	(0.50)	2.30	1.82	(3.00)

Less distributions:
Net investment income	—		—	—	—	—	(0.04)

Total distributions	—		—	—	—	—	(0.04)

Net asset value, end of period	$14.13		$12.22	$10.58	$11.08	$8.78	$6.96

Total return [1]	15.63%	#	15.50%	(4.51% )	26.20%	26.15%	(29.96%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$53,087		$42,443	$29,202	$23,950	$21,431	$8,208

Ratio of net expenses to average net assets	0.55%	*	0.55%	0.55%	0.55%	0.55%	0.55%	*

Ratio of total expenses to average net assets	0.70%	*	0.70%	0.91%	1.30%	2.01%	2.09%	*

Ratio of net investment income (loss) to average net assets	0.73%	*	1.42%	0.70%	0.89%	0.94%	1.59%	*

Portfolio turnover rate	14%	#	18%	18%	56%	22%	3%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

DEVELOPED INTERNATIONAL INDEX FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008
			2012	2011	2010	2009
Net asset value, beginning of period	$10.15		$8.59	$9.83	$9.15	$7.12		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.19		0.25	0.27	0.20	0.18		0.05
Net realized and unrealized gain (loss) on investment transactions	0.13		1.31	(1.51)	0.48	1.85		(2.90)

Total from investment operations	0.32		1.56	(1.24)	0.68	2.03		(2.85)

Less distributions:
Net investment income	—		—	—	—	—	(a)	(0.03)

Total distributions	—		—	—	—	—		(0.03)

Net asset value, end of period	$10.47		$10.15	$8.59	$9.83	$9.15		$7.12

Total return [1]	3.15%	#	18.16%	(12.61% )	7.43%	28.52%		(28.50%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$98,738		$89,786	$61,858	$55,800	$38,491		$12,201

Ratio of net expenses to average net assets	0.59%	*	0.59%	0.59%	0.59%	0.59%		0.59%	*

Ratio of total expenses to average net assets	0.89%	*	1.00%	1.01%	1.21%	2.15%		4.65%	*

Ratio of net investment income (loss) to average net assets	3.64%	*	2.73%	2.80%	2.27%	2.27%		2.06%	*

Portfolio turnover rate	1%	#	2%	1%	6%	1%		—	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

INTERNATIONAL EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011	2010	2009	2008
Net asset value, beginning of period	$21.44		$17.71	$17.55	$15.80	$13.12	$24.09

Income (loss) from investment operations:
Net investment income (loss)	0.21		0.25	0.35	0.29	0.26	0.25
Net realized and unrealized gain (loss) on investment transactions	(0.28)		3.48	(0.19)	1.46	2.58	(10.01)

Total from investment operations	(0.07)		3.73	0.16	1.75	2.84	(9.76)

Less distributions:
Net investment income	—		—	—	—	(0.16)	(0.43)
Net realized gains	—		—	—	—	—	(0.78)

Total distributions	—		—	—	—	(0.16)	(1.21)

Net asset value, end of period	$21.37		$21.44	$17.71	$17.55	$15.80	$13.12

Total return [1]	(0.33%	)#	21.06%	0.91%	11.08%	21.74%	(41.28% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$352,008		$348,599	$309,920	$320,108	$270,907	$213,117

Ratio of total expenses to average net assets	1.17%	*	1.17%	1.20%	1.24%	1.27%	1.27%

Ratio of net investment income (loss) to average net assets	1.87%	*	1.30%	1.95%	1.77%	1.89%	1.33%

Portfolio turnover rate	22%	#	43%	30%	34%	48%	108%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

EMERGING MARKETS EQUITY FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,					For the period August 25, 2008 through December 31, 2008
			2012	2011	2010	2009
Net asset value, beginning of period	$11.53		$9.64	$11.82	$9.92	$5.99		$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.04		0.03	0.07	0.02	0.03		—
Net realized and unrealized gain (loss) on investment transactions	(0.74)		1.86	(2.25)	1.88	3.90		(3.99)

Total from investment operations	(0.70)		1.89	(2.18)	1.90	3.93		(3.99)

Less distributions:
Net investment income	—		—	—	—	—	(a)	(0.02)

Total distributions	—		—	—	—	—		(0.02)

Net asset value, end of period	$10.83		$11.53	$9.64	$11.82	$9.92		$5.99

Total return [1]	(6.07%	)#	19.61%	(18.44% )	19.15%	65.64%		(39.86%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$149,474		$152,858	$121,066	$141,853	$102,834		$52,204

Ratio of net expenses to average net assets	1.68%	*	1.68%	1.68%	1.62%	1.58%		1.58%	*

Ratio of total expenses to average net assets	1.72%	*	1.72%	1.91%	2.07%	2.20%		1.83%	*

Ratio of net investment income (loss) to average net assets	0.75%	*	0.31%	0.63%	0.21%	0.37%		0.04%	*

Portfolio turnover rate	25%	#	47%	60%	62%	70%		37%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

(a)	Distributions were less than one penny per share.

REAL ESTATE SECURITIES FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,
			2012	2011 [2]	2010	2009	2008
Net asset value, beginning of period	$13.41		$11.56	$10.80	$8.63	$6.82	$12.00

Income (loss) from investment operations:
Net investment income (loss)	0.16		0.16	0.12	0.12	0.19	0.25
Net realized and unrealized gain (loss) on investment transactions	0.66		1.69	0.64	2.05	1.62	(5.02)

Total from investment operations	0.82		1.85	0.76	2.17	1.81	(4.77)

Less distributions:
Net investment income	—		—	—	—	—	(0.25)
Return of capital	—		—	—	—	—	(0.16)

Total distributions	—		—	—	—	—	(0.41)

Net asset value, end of period	$14.23		$13.41	$11.56	$10.80	$8.63	$6.82

Total return [1]	6.11%	#	16.00%	7.04%	25.14%	26.54%	(39.38% )
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$111,839		$98,146	$76,346	$68,420	$50,107	$33,240

Ratio of total expenses to average net assets	0.99%	*	1.01%	1.00%	1.01%	1.03%	1.02%

Ratio of net investment income (loss) to average net assets	2.17%	*	1.27%	1.09%	1.26%	2.93%	2.30%

Portfolio turnover rate	44%	#	85%	144%	180%	163%	86%

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	Prior to May 1, 2011, the Real Estate Securities Fund was named the REIT Fund.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

AGGRESSIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
			2012		2011	2010		2009
Net asset value, beginning of period	$11.56		$10.01		$10.39	$8.96		$6.95		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.03)	(0.03)		(0.01)		0.24
Capital gain distributions received from affiliated funds	—		—		—	—		—		0.03
Net realized and unrealized gain (loss) on investment transactions	0.96		1.59		(0.35)	1.46		2.02		(3.21)

Total from investment operations	0.94		1.55		(0.38)	1.43		2.01		(2.94)

Less distributions:
Net investment income	—		—		—	—		—		(0.10)
Net realized gains	—		—		—	—		—	(a)	(0.01)

Total distributions	—		—		—	—		—		(0.11)

Net asset value, end of period	$12.50		$11.56		$10.01	$10.39		$8.96		$6.95

Total return [1]	8.13%	#	15.48%		(3.66% )	15.96%		28.94%		(29.39%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$48,203		$41,234		$28,182	$24,256		$13,875		$1,509

Ratio of net expenses to average net assets [2]	0.33%	*	0.33%		0.33%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.33%	*	0.35%		0.38%	0.40%		0.48%		2.97%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.33% )	(0.33%	)	(0.16%	)	9.66%	*

Portfolio turnover rate	18%	#	24%		29%	28%		39%		21%	#

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY AGGRESSIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
			2012		2011	2010		2009
Net asset value, beginning of period	$12.42		$10.93		$11.13	$9.72		$7.64		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)	(0.03)		(0.02)		0.39
Capital gain distributions received from affiliated funds	—		—		—	—		0.01		0.05
Net realized and unrealized gain (loss) on investment transactions	0.88		1.53		(0.16)	1.44		2.09		(2.65)

Total from investment operations	0.86		1.49		(0.20)	1.41		2.08		(2.21)

Less distributions:
Net investment income	—		—		—	—		—		(0.15)
Net realized gains	—		—		—	—		—	(a)	—	(a)

Total distributions	—		—		—	—		—		(0.15)

Net asset value, end of period	$13.28		$12.42		$10.93	$11.13		$9.72		$7.64

Total return [1]	6.92%	#	13.63%		(1.80% )	14.51%		27.25%		(22.06%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$197,212		$179,229		$134,968	$119,284		$61,800		$11,656

Ratio of net expenses to average net assets [2]	0.31%	*	0.32%		0.32%	0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.31%	*	0.32%		0.32%	0.33%		0.34%		0.70%	*

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.32%	)	(0.32% )	(0.33%	)	(0.18%	)	14.72%	*

Portfolio turnover rate	16%	#	25%		30%	26%		49%		21%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

MODERATE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
			2012		2011		2010		2009
Net asset value, beginning of period	$11.98		$10.80		$10.73		$9.56		$7.93		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.03)		(0.03)		(0.02)		0.40
Capital gain distributions received from affiliated funds	—		—		—		—		0.01		0.06
Net realized and unrealized gain (loss) on investment transactions	0.61		1.22		0.10		1.20		1.64		(2.34)

Total from investment operations	0.59		1.18		0.07		1.17		1.63		(1.88)

Less distributions:
Net investment income	—		—		—		—		—		(0.19)
Net realized gains	—		—		—		—		—	(a)	—	(a)

Total distributions	—		—		—		—		—		(0.19)

Net asset value, end of period	$12.57		$11.98		$10.80		$10.73		$9.56		$7.93

Total return [1]	4.92%	#	10.93%		0.65%		12.24%		20.58%		(18.77%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$318,311		$290,951		$224,256		$199,732		$100,677		$13,244

Ratio of net expenses to average net assets [2]	0.31%	*	0.31%		0.32%		0.32%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.31%	*	0.31%		0.32%		0.32%		0.33%		0.59%	*

Ratio of net investment income (loss) to average net assets	(0.31%	)*	(0.31%	)	(0.32%	)	(0.32%	)	(0.20%	)	14.00%	*

Portfolio turnover rate	13%	#	20%		26%		22%		30%		23%	#

*   Annualized

#   Non-annualized

[1] Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2] The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.

(a)   Distributions were less than one penny per share.

MODERATELY CONSERVATIVE ALLOCATION FUND For a share outstanding throughout each period
	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,								For the period August 25, 2008 through December 31, 2008
			2012		2011		2010		2009
Net asset value, beginning of period	$11.87		$10.96		$10.67		$9.75		$8.40		$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.03)		(0.02)		0.34
Capital gain distributions received from affiliated funds	—		—		—		—		0.02		0.06
Net realized and unrealized gain (loss) on investment transactions	0.40		0.95		0.33		0.95		1.35		(1.74)

Total from investment operations	0.38		0.91		0.29		0.92		1.35		(1.34)

Less distributions:
Net investment income	—		—		—		—		—	(a)	(0.24)
Net realized gains	—		—		—		—		—		(0.02)

Total distributions	—		—		—		—		—		(0.26)

Net asset value, end of period	$12.25		$11.87		$10.96		$10.67		$9.75		$8.40

Total return [1]	3.20%	#	8.30%		2.72%		9.32%		16.19%		(13.48%	)#
Ratios/Supplemental data:
Net assets, end of period (in thousands)	$106,703		$96,028		$89,677		$72,839		$45,014		$8,313

Ratio of net expenses to average net assets [2]	0.32%	*	0.33%		0.33%		0.33%		0.33%		0.33%	*

Ratio of total expenses to average net assets [2]	0.31%	*	0.33%		0.33%		0.34%		0.36%		0.61%	*

Ratio of net investment income (loss) to average net assets	(0.32%	)*	(0.33%	)	(0.33%	)	(0.33%	)	(0.22%	)	11.40%	*

Portfolio turnover rate	15%	#	37%		30%		35%		46%		38%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Financial Highlights

CONSERVATIVE ALLOCATION FUND

For a share outstanding throughout each period

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31,							For the period August 25, 2008 through December 31, 2008
			2012		2011		2010		2009
Net asset value, beginning of period	$11.74		$11.13		$10.71		$10.01		$9.05	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02)		(0.04)		(0.04)		(0.03)		(0.02)	0.43
Capital gain distributions received from affiliated funds	—		—		—		—		0.02	0.07
Net realized and unrealized gain (loss) on investment transactions	0.14		0.65		0.46		0.73		0.97	(1.17)

Total from investment operations	0.12		0.61		0.42		0.70		0.97	(0.67)

Less distributions:
Net investment income	—		—		—		—		— (a)	(0.28)
Net realized gains	—		—		—		—		(0.01)	—

Total distributions	—		—		—		—		(0.01)	(0.28)

Net asset value, end of period	$11.86		$11.74		$11.13		$10.71		$10.01	$9.05

Total return [1]	1.02%	#	5.48%		3.92%		6.89%		10.80%	(6.64%	)#

Ratios/Supplemental data:
Net assets, end of period (in thousands)	$71,975		$70,604		$63,096		$45,528		$31,405	$8,139

Ratio of net expenses to average net assets [2]	0.33%	*	0.33%		0.33%		0.33%		0.33%	0.33%	*

Ratio of total expenses to average net assets [2]	0.32%	*	0.33%		0.34%		0.35%		0.38%	0.63%	*

Ratio of net investment income (loss) to average net assets	(0.33%	)*	(0.33%	)	(0.33%	)	(0.33%	)	(0.21% )	13.26%	*

Portfolio turnover rate	22%	#	44%		39%		46%		73%	27%	#

*	Annualized
#	Non-annualized
[1]

Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total returns do not reflect expenses associated with variable contracts such as administrative fees, account charges and surrender charges, which if reflected would reduce the total returns for all periods presented.

[2]	The Fund also will indirectly bear its prorated share of expenses of the underlying funds. Such expenses are not included in the calculation of this ratio.
(a)	Distributions were less than one penny per share.

The accompanying notes are an integral part of these financial statements.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

1 — ORGANIZATION

Penn Series Funds, Inc. (“Penn Series”) was incorporated in Maryland on April 22, 1982. Penn Series is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. Penn Series is open only to purchasers of The Penn Mutual Life Insurance Company (“Penn Mutual”) and The Penn Insurance and Annuity Company insurance contracts and certain of Penn Mutual’s employee benefit plans.

Penn Series is presently offering shares in its Money Market, Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Balanced, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds (each a “Fund” and collectively, the “Funds”). Penn Series also has the authority to issue shares in three additional funds, each of which would have their own investment objective and policies.

Fund of Funds (“FOFs”) — Each Penn Series FOF seeks to achieve its investment objective by investing in other Penn Series Funds (“Underlying Funds”) and uses asset allocation strategies to determine how much to invest in the Underlying Funds. The Penn Series FOFs are the following Funds: Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds.

2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are followed by Penn Series in the preparation of its financial statements. The preparation of financial statements in accordance with the accounting principles generally accepted in the United States (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be material.

SECURITY VALUATION:

Money Market Fund — Investments in securities are valued using the amortized cost method as permitted by Rule 2a-7 under the Investment Company Act of 1940, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.

Limited Maturity Bond, Quality Bond, High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Growth, Large Core Growth, Large Cap Value, Large Core Value, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, SMID Cap Growth, SMID Cap Value, Small Cap Growth, Small Cap Value, Small Cap Index, Developed International Index, International Equity, Emerging Markets Equity, Real Estate Securities Funds — Portfolio securities listed on a securities exchange or an automated quotation system for which quotations are readily available, including securities traded over the counter, are valued at the last quoted sale price on the principal exchange or market on which they are traded on the valuation date or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. Debt and fixed income securities are valued by recognized independent third-party valuation services, employing evaluation methodologies that utilize actual market transactions, broker-dealer supplied valuations, and matrix pricing. Matrix pricing for corporate bonds, floating rate notes, municipal securities and U.S. government and government agency obligations considers yield or price of bonds of comparable quality, coupon, maturity and type and, for asset backed securities, commercial mortgage securities and U.S. government agency mortgage securities, also considers prepayment speed assumptions and attributes and performance of the underlying collateral. Securities valued according to these evaluation methods are generally categorized as level 2 in the fair value hierarchy described below. To the extent that bid prices are provided by the pricing service, the Funds will use the bid price. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Options are valued at the last traded price on the market where such options are principally traded or, if there was no trade on such day, at the last bid quote. Futures contracts are valued at the last settlement price on the market where such futures contracts are principally traded. Although derivatives may be subject to netting provisions, as discussed further in Note 7, derivatives held are carried at their gross amounts.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

To assess the continuing appropriateness of third party pricing service security valuations, the Adviser or sub-adviser, as applicable, or the fund accounting service provider, who is subject to oversight by the Administrator, regularly monitor the prices and compare prices to alternate sources where applicable. Pricing challenges are issued for valuation differences exceeding certain tolerances or when considered not reflective of market by the Adviser or sub-adviser, as applicable.

Securities for which market quotations are not readily available are valued at fair value prices determined using methods approved by the Board of Directors. The Penn Series Valuation Committee (the “Valuation Committee”), established by and subject to oversight by the Board of Directors, monitors pricing related policies and procedures and approves all fair value determinations. The Valuation Committee consists of representatives from Independence Capital Management, Inc. (“ICMI” or the “Adviser”), the investment adviser to each of the Funds, and Penn Mutual, the administrator to the Funds (the “Administrator”). The Valuation Committee regularly makes good faith judgments, using sources and information obtained, including recommendations and supporting rationales and inputs from the Adviser or the applicable sub-adviser, to establish and /or adjust fair valuations of securities as events occur and circumstances warrant. The information and inputs may include but are not limited to cost of the security, last sale price, private transaction trading prices, comparable publically traded security prices, discount rates, publically disclosed news stories and regulatory filings, estimated cash flows and yield curves. As part of its procedures, the Valuation Committee monitors the fair valued securities, considers additional news or significant developments relative to the specific security, reviews the valuations with the Adviser or respective sub-adviser on a regular basis and applies back testing procedures to valuations as applicable. Reasons for which securities may be valued in this manner include, but are not limited to, trading on an exchange for a security has been halted, suspended or has not begun, a security has been de-listed from a national exchange, trading on a security’s primary market is temporarily closed at a time when, under normal conditions, it would be open, or valuation by a third party pricing service is currently not available or is no longer available.

Certain events may occur between the time that foreign markets close, on which securities held by the Fund principally trade, and the time at which the Fund’s NAV is calculated. These securities are valued at a fair value utilizing an independent third-party valuation service in accordance with procedures adopted by the Fund’s Board of Directors. The methodology and procedures followed by the valuation service consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes as well as prices for similar securities. Securities valued using such valuation service are classified as Level 2 of the fair value hierarchy as these adjustment factors are considered other observable inputs to the valuation. Values from the valuation service are applied in the event that there is a movement in the U.S. market that exceeds a specific threshold that has been established by the Valuation Committee. The Valuation Committee has also established a “confidence interval,” which is used to determine the level of historical correlation between the value of a specific foreign security and movements in the U.S. market before a particular security will be fair valued when the threshold is exceeded. In the event that the threshold established by the Valuation Committee is exceeded on a specific day, the Funds shall value the non-U.S. securities in their portfolios that exceed the applicable “confidence interval” based upon the adjusted prices provided by the fair valuation service. One June 30, 2013 and December 31, 2012, the Large Growth Stock, Large Cap Growth, Mid Core Value, Developed International Index, International Equity and Emerging Markets Equity Funds utilized fair value pricing for their foreign common stocks.

The determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation and Conservative Allocation Funds — The valuation of each Fund’s investment in its Underlying Funds is based on the net asset values of the Underlying Funds each business day.

Fair value measurements are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. These inputs are summarized into three broad levels as follows:

•	Level 1 — quoted prices in active markets for identical securities

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Transfers between levels 1 and 2 during the six months ended June 30, 2013, if any, are shown as notes on the Schedule of Investments of the individual fund.

Level 3 items at June 30, 2013 consist of $590,816 of equities in the Large Growth Stock Fund which were not publically trading. The unobservable inputs used in valuing these securities include financial results of the company, the price/sales multiple of publically traded securities determined to be comparable, projections and discount amounts. The valuation technique employed consists of a sub-adviser valuation model which estimates an enterprise value based upon financial results, projections and price/sales multiples of comparable publically traded securities, as applicable and then applying a rate of discount. Significant increases (decreases) in financial results, projections and the price/sales multiple would result in directionally similar changes to the fair value. Also, changes to the rate of discount would cause directionally opposite changes in the fair value.

New Accounting Pronouncement — In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-11, “Balance Sheet — Disclosures about Offsetting Assets and Liabilities”. This standard requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The expanded disclosures required by this guidance are discussed further in Note 7. Adoption of this guidance did not have a material effect on the Funds’ financial position or results of operations.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: market value of investment securities, assets and liabilities at the current rate of exchange; purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Funds do not isolate the portion of realized and unrealized gains and losses on investments which is due to changes in the foreign exchange rate from that which is due to changes in market prices of equity securities. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Loan Agreements — Certain Funds may invest in loan agreements, also known as bank loans, which represent an interest in amounts owed by a borrower to a syndication of lenders. Bank loans may involve multiple loans with the same borrower under a single credit agreement (each loan, a tranche), and each tranche may have different terms and associated risks. A bank or other financial institution typically acts as the agent and administers a bank loan in accordance with the associated credit agreement. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Funds may buy and sell bank loans in the form of either loan assignments or loan participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer. Although loan assignments continue to be administered by the agent, the buyer acquires direct rights against the borrower. In many cases, a loan assignment requires the consent of both the borrower and the agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments that the seller is entitled to receive from the borrower; however, the seller continues to hold legal title to the loan. As a result, with loan participations, the buyer generally has no right to enforce compliance with terms of the credit agreement against the borrower, and the buyer is subject to the credit risk of both the borrower and the seller. Bank loans often have extended settlement periods, during which the fund is subject to nonperformance by the counterparty.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES: Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date and interest income is accrued as earned. Discounts and premiums are

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

accreted and amortized using the effective interest method. The cost of investment securities sold is determined by using the specific identification method for both financial reporting and income tax purposes. Expenses directly attributable to a Fund are directly charged. Common expenses of the Funds are allocated using methods approved by the Board of Directors, generally based on average net assets. Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the Underlying Funds of the FOFs.

DIVIDENDS TO SHAREHOLDERS: Except for the Money Market Fund, all or a portion of each Fund’s undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2012 were deemed distributed as consent dividends to each respective Fund’s shareholders in place of regular distributions. As consent dividends, shareholders of each Fund agree to treat their share of undistributed net investment income and accumulated net realized gain on investment and foreign exchange transactions, if any, at December 31, 2012, respectively, as dividend income and net capital gains for tax purposes. In the case of the Money Market Fund, dividends paid from undistributed net investment income and accumulated net realized gain on investments are declared daily and paid monthly.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from net investment income and net realized capital gains recorded in accordance with accounting principles generally accepted in the United States. To the extent that these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. Distributions from net realized gains may involve short-term capital gains, which are included as ordinary income for tax purposes.

The character of distributions received from real estate investment trusts (“REITs”) held by a Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Funds to estimate the character of distributions received from the underlying REITs based on historical data provided by the REITs. As of year-end, differences between the estimated and actual amounts are reflected in a Fund’s records.

3 — INVESTMENT ADVISORY AND OTHER CORPORATE SERVICES

Investment Advisory Services

ICMI, a wholly owned subsidiary of Penn Mutual Life, serves as investment adviser to each of the Funds. To provide investment management services to the Funds, ICMI has entered into sub-advisory agreements as follows:

Fund	Sub-adviser
High Yield Bond Fund	T. Rowe Price Associates, Inc.
Flexibly Managed Fund	T. Rowe Price Associates, Inc.
Large Growth Stock Fund	T. Rowe Price Associates, Inc.
Large Cap Growth Fund	Massachusetts Financial Services Company
Large Core Growth Fund	Wells Capital Management, Inc.
Large Cap Value Fund	Loomis, Sayles & Company, LP
Large Core Value Fund	Eaton Vance Management
Index 500 Fund	SSgA Fund Management, Inc.
Mid Cap Growth Fund	Turner Investments L.P.
Mid Cap Value Fund	Neuberger Berman Management, Inc.
Mid Core Value Fund	American Century Investment Management, Inc.
SMID Cap Growth Fund	Wells Capital Management, Inc.
SMID Cap Value Fund	Alliance Bernstein, LP
Small Cap Growth Fund	Janus Capital Management LLC
Small Cap Value Fund	Goldman Sachs Asset Management, LP
Small Cap Index Fund	SSgA Fund Management, Inc.
Developed International Index Fund	SSgA Fund Management, Inc.
International Equity Fund	Vontobel Asset Management, Inc.
Emerging Markets Equity Fund	Morgan Stanley Investment Management, Inc.
Real Estate Securities Fund	Cohen & Steers Capital Management, Inc.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

Each of the Funds pay ICMI, on a monthly basis, an advisory fee based on the average daily net assets of the Fund, at the following rates pursuant to the investment advisory agreements: Money Market Fund: 0.20% for first $100 million and 0.15% thereafter; Limited Maturity Bond Fund: 0.30%; Quality Bond Fund: 0.35% for first $100 million and 0.30% thereafter; High Yield Bond Fund: 0.50%; Flexibly Managed Fund: 0.60%; Large Growth Stock Fund: 0.65% for the first $100 million and 0.60% thereafter; Large Cap Growth Fund: 0.55%; Large Core Growth Fund: 0.60%; Large Cap Value Fund: 0.60%; Large Core Value Fund: 0.60%; Index 500 Fund: 0.07%; Mid Cap Growth Fund: 0.70%; Mid Cap Value Fund: 0.55% for the first $250 million, 0.525% for next $250 million, 0.50% for next $250 million, 0.475% for next $250 million, 0.45% for next $500 million and 0.425% thereafter; Mid Core Value Fund: 0.72%; SMID Cap Growth Fund: 0.75%; SMID Cap Value Fund: 0.95%; Small Cap Growth Fund: 0.80% for the first $25 million, 0.75% for next $25 million and 0.70% thereafter; Small Cap Value Fund: 0.85%; Small Cap Index Fund: 0.30%; Developed International Index Fund: 0.30%; International Equity Fund: 0.85%; Emerging Markets Equity Fund: 1.18% for the first $2.5 billion and 1.00% thereafter; Real Estate Securities Fund: 0.70%, Aggressive Allocation Fund: 0.10%; Moderately Aggressive Allocation Fund: 0.10%; Moderate Allocation Fund: 0.10%; Moderately Conservative Allocation Fund: 0.10% and Conservative Allocation Fund: 0.10%. The Balanced Fund does not pay an investment advisory fee to ICMI.

For providing investment management services to the Funds, ICMI pays each sub-adviser, on a monthly basis, a sub-advisory fee.

Administrative and Corporate Services

Under an administrative and corporate service agreement, Penn Mutual serves as administrative and corporate services agent for Penn Series. Each of the Funds pays Penn Mutual, on a quarterly basis, an annual fee equal to 0.15% of the Fund’s average daily net assets.

Accounting Services

Under an accounting services agreement, BNY Mellon Investment Servicing (US), Inc. (“BNY Mellon”) serves as accounting agent for Penn Series. Each of the Funds, except the FOFs, International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund, pays BNY Mellon, on a monthly basis, an annual fee based on the average daily net assets of the Fund equal to 0.070% for the first $100 million, 0.050% for the next $200 million, 0.030% for the next $300 million and 0.020% thereafter. With the exception of the FOFs, International Equity Fund, Emerging Markets Equity Fund, Developed International Index Fund and Money Market Fund, the minimum annual fee each Fund must pay is $27,500. The annual accounting fee for each of the FoFs shall be an asset based fee of 0.01% of FOF’s average assets, exclusive of out-of-pocket expenses. Each FOF’s minimum annual fee is $12,000. The minimum annual fee is $48,000 for each of the International Equity Fund, Emerging Markets Equity Fund and Developed International Index Fund. The Money Market Fund pays no minimum annual fee. The International Equity, Emerging Markets Equity and Developed International Index Funds pay BNY Mellon 0.080% for the first $100 million, 0.060% for the next $300 million, 0.040% for the next $200 million, and 0.030% thereafter.

Transfer Agent Services

Under a transfer agency agreement, BNY Mellon serves as transfer agent for Penn Series.

Custodial Services

The Bank of New York Mellon, Inc., serves as custodian for Penn Series. In addition to transaction charges and out-of-pocket expenses, each of the Funds pay The Bank of New York Mellon, Inc., on a monthly basis, an annual custody fee of 0.01%. The Bank of New York Mellon, Inc. serves as foreign custodian for Penn Series. There is a separate custody fee schedule for foreign securities.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

Expenses and Limitations Thereon

Each Fund bears all expenses of its operations other than those incurred by ICMI and its sub-adviser under its respective investment advisory agreement and those incurred by Penn Mutual under its administrative and corporate services agreement. ICMI and Penn Mutual have agreed to waive fees or reimburse expenses to the extent the Fund’s total expense ratio (excluding interest, taxes, brokerage, other capitalized expenses and extraordinary expenses, but including investment advisory and administrative and corporate services fees) exceeds the applicable expense limitation for the Fund. The expense limitations for the Funds are as follows:

Fund	Expense Limitation	Fund	Expense Limitation
Money Market	0.80%	SMID Cap Growth	1.05%
Limited Maturity Bond	0.90%	SMID Cap Value	1.14%
Quality Bond	0.90%	Small Cap Growth	1.15%
High Yield Bond	0.90%	Small Cap Value	1.15%
Flexibly Managed	1.00%	Small Cap Index	0.55%
Balanced*	0.62%	Developed International Index	0.59%
Large Growth Stock	1.00%	International Equity	1.50%
Large Cap Growth	1.00%	Emerging Markets Equity	1.85%
Large Core Growth	1.00%	Real Estate Securities	1.25%
Large Cap Value	1.00%	Aggressive Allocation*	0.33%
Large Core Value	1.00%	Moderately Aggressive Allocation*	0.33%
Index 500	0.40%	Moderate Allocation*	0.33%
Mid Cap Growth	1.00%	Moderately Conservative Allocation*	0.33%
Mid Cap Value	1.00%	Conservative Allocation*	0.33%
Mid Core Value	1.25%

* For FoFs, with the exception of the Balanced Fund, the operating expense limit applies only at the Fund level and does not limit the fees indirectly incurred by the FOFs through their investments in the Underlying Funds.

Effective September 10, 2009, Penn Series, on behalf of its Money Market Fund, ICMI, and Penn Mutual, entered into an agreement whereby ICMI and Penn Mutual may temporarily and voluntarily waive fees and/or reimburse expenses in excess of their current fee waiver and expense reimbursement commitments in an effort to maintain a minimum net distribution yield for the Money Market Fund. Under the agreement, ICMI and Penn Mutual may, subject to certain minimum yield criteria, as well as a prospective three-year reimbursement period, recapture from the Money Market Fund any fees or expenses waived and/or reimbursed under this arrangement. These reimbursement payments by the Fund to ICMI and/or Penn Mutual are considered “extraordinary expenses” and are not subject to any net operating expense limitations in effect at the time of such payment. This recapture could negatively affect the Fund’s future yield.

Penn Mutual currently intends to voluntarily waive its administrative and corporate services fees and reimburse expenses so that the Index 500 Fund’s total expenses do not exceed 0.35%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time. In addition, effective September 1, 2010, Penn Mutual and ICMI currently intend to voluntarily waive a portion of their fees and/or reimburse expenses so that the Emerging Markets Equity Fund’s total expenses do not exceed 1.68%. Penn Mutual may change or eliminate all or part of this voluntary waiver at any time.

If, at the end of each month, there is no liability of ICMI and Penn Mutual to pay the Funds such excess amount, and if payments of the advisory fee or administrative and corporate services fee at the end of prior months during the preceding three fiscal years have been reduced in excess of that required to maintain expenses within the expense limitation, such excess reduction is eligible to be recaptured by ICMI and Penn Mutual and, if recaptured, would become payable by the Funds to ICMI and Penn Mutual along with the advisory fee or administrative and corporate services fee for that month, as applicable. Penn Mutual and/or ICMI’s election not to recapture the amount of any reduction and reimbursement to which it is entitled in no way impairs the rights of Penn Mutual and/or ICMI to subsequently recapture such amount, provided that such amount remains eligible for recapture and would not cause the Fund to exceed its expense limit for that fee payment period.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

As of June 30, 2013, the following Funds had waived and/or reimbursed administrative and corporate services fees that are subject to potential recapture by Penn Mutual through the periods stated below. If not recaptured, the waiver and/or reimbursed administrative and corporate services fees will expire according to the table below:

	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016
Money Market Fund	$721	$128,050	$122,590	$72,139
Balanced Fund	36,499	33,707	22,964	7,855

As of June 30, 2013, the following Funds had waived and/or reimbursed advisory fees that are subject to potential recapture by ICMI through the periods stated below. If not recaptured, the waived and/or reimbursed advisory fees will expire according to the table below:

	December 31, 2013	December 31, 2014	December 31, 2015	December 31, 2016
Money Market Fund	$234,908	$272,008	$262,764	$122,456
Large Core Growth Fund	173,522	—	—	—
Large Core Value Fund	206,004	—	—	—
SMID Cap Growth Fund	36,023	20,314	23,866	4,957
SMID Cap Value Fund	47,247	48,883	49,667	26,764
Small Cap Index Fund	157,501	97,702	54,153	36,792
Developed International Index Fund	282,565	257,004	302,369	147,976
Emerging Markets Equity Fund	448,789	115,934	33,809	—
Aggressive Allocation Fund	13,439	12,299	6,353	1,029
Conservative Allocation Fund	5,973	4,176	2,344	—

Total fees of $149,250 were paid to Directors of Penn Series, who are not interested persons of Penn Series, for the six months ended June 30, 2013. Other than Penn Series’ Chief Compliance Officer, no person received compensation from Penn Series who is an officer, interested director, or employee of Penn Series, the Adviser, sub-advisers, Administrator, accounting agent or any parent or subsidiary thereof.

4 — RELATED PARTY TRANSACTIONS

Certain benefit plans of Penn Mutual own annuity contracts that are invested in the Penn Series Funds. The benefit plan assets that are invested in the Penn Series Funds at June 30, 2013 are as follows:

Money Market Fund	$4,247,201
Quality Bond Fund	7,498,055
High Yield Bond Fund	5,442,569
Flexibly Managed Fund	47,192,331
Large Growth Stock Fund	39,875,864
Index 500 Fund	23,613,260
Mid Cap Growth Fund	4,089,374
Mid Core Value Fund	3,413,618
SMID Cap Growth Fund	5,585,692
SMID Cap Value Fund	5,592,128
Small Cap Growth Fund	3,113,039
Small Cap Value Fund	7,962,254
International Equity Fund	21,332,149
Large Core Value	35,945,860
Emerging Markets Equity	3,517,690
Small Cap Index Fund	3,845,281
Developed International Index	3,529,406

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

Certain Funds affect trades for security purchase and sale transactions through brokers that are affiliates of the Adviser or the sub-advisers. Commissions paid on those trades from the Funds for the six months ended June 30, 2013 were as follows:

Large Growth Stock Fund	$161
Mid Core Value Fund	94
Small Cap Value Fund	4,201
Emerging Markets Equity Fund	3,941

5 — PURCHASES AND SALES OF SECURITIES

During the six months ended June 30, 2013, the Funds made the following purchases and sales of portfolio securities, other than short-term securities:

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Limited Maturity Bond Fund	$49,150,387	$49,319,691	$17,407,590	$7,272,175
Quality Bond Fund	122,492,361	40,387,037	24,990,556	7,440,386
High Yield Bond Fund	—	—	80,584,283	68,881,432
Flexibly Managed Fund	—	3,868,167	781,492,202	592,269,488
Balanced Fund	—	—	7,238,781	7,928,966
Large Growth Stock Fund	—	—	55,188,657	63,512,681
Large Cap Growth Fund	—	—	32,258,103	34,362,825
Large Core Growth Fund	—	—	64,726,766	75,337,403
Large Cap Value Fund	—	—	317,268,945	323,906,291
Large Core Value Fund	—	—	58,267,705	55,039,125
Index 500 Fund	—	—	16,044,730	8,702,532
Mid Cap Growth Fund	—	—	52,921,076	62,475,938
Mid Cap Value Fund	—	—	27,439,451	26,134,554
Mid Core Value Fund	—	—	81,559,585	81,244,718
SMID Cap Growth Fund	—	—	22,177,060	20,507,402
SMID Cap Value Fund	—	—	17,016,413	15,872,716
Small Cap Growth Fund	—	—	95,680,884	105,783,814
Small Cap Value Fund	—	—	60,331,032	60,114,068
Small Cap Index Fund	—	—	10,520,085	6,533,125
Developed International Index Fund	—	—	6,232,737	778,075
International Equity Fund	—	—	79,466,503	86,625,799
Emerging Markets Equity Fund	—	—	43,017,429	38,509,667
Real Estate Securities Fund	—	—	54,157,406	46,782,034
Aggressive Allocation Fund	—	—	11,925,316	8,296,635
Moderately Aggressive Allocation Fund	—	—	35,230,600	30,721,480
Moderate Allocation Fund	—	—	51,291,185	39,052,514
Moderately Conservative Allocation Fund	—	—	22,942,886	15,738,407
Conservative Allocation Fund	—	—	15,665,757	15,518,590

6 — FEDERAL INCOME TAXES

Each Fund has qualified and intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code for federal income tax purposes. As such, each Fund is required to distribute all investment company taxable income and net capital gains, if any, to its shareholders in order to avoid the imposition of entity-level federal, state, and local income taxes as well as an entity-level excise tax. Except for the Money Market Fund, to the extent any Fund had undistributed investment company taxable income and net capital gains at December 31, 2012, such undistributed investment company taxable income and net capital gains were deemed distributed as consent dividends in place of regular distributions. Accordingly, no provision has been made for federal, state, or local income and excise taxes.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

On December 22, 2010, The Regulated Investment Company Modernization Act of 2010 (the “Act”) was signed into law. The Act amended several tax rules impacting the Funds. Some highlights of the enacted provisions are as follows:

The Act allows for capital losses occurring in the taxable years beginning after December 22, 2010 (“post-enactment losses”) to be carried forward indefinitely. However, the Act requires any future gains to be first offset by post-enactment losses before using capital losses incurred in the taxable years beginning prior to the effective date of the Act (“pre-enactment losses”). As a result of this ordering rule, pre-enactment loss carryforwards have an increased likelihood to expire unused. Furthermore, post-enactment losses will retain their character as either long-term capital losses or short-term capital losses rather than being considered all short-term capital losses as under previous law.

The Act provides that a RIC may elect for any taxable year to treat any portion of any qualified late-year loss for such taxable year as arising on the first day of the following taxable year. The term “qualified late-year loss” means any post-October capital loss and any late-year ordinary loss.

The Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for “inadvertent” failures of the asset diversification and/or qualifying income tests.

Reclassification of Capital Accounts:

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain or net investment income, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of December 31, 2012, primarily attributable to consent dividends, reclass of capital gains tax income recognized from pass-through entities, the disallowance of net operating losses, the tax treatment of Passive Foreign Investment Companies, the redesignation of dividend distributions, the reclassification of net foreign currency exchange gains or losses and the reclassification of paydown losses were reclassed between the following accounts:

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Limited Maturity Bond Fund	$(1,514,652)	$(199,100)	$1,713,752
Quality Bond Fund	(10,780,160)	(7,450,924)	18,231,084
High Yield Bond Fund	(10,296,037)	(102,419)	10,398,456
Flexibly Managed Fund	(29,690,432)	(117,067,291)	146,757,723
Balanced Fund	136,275	322,291	(458,566)
Large Growth Stock Fund	(60,815)	(225)	61,040
Large Cap Growth Fund	(20,386)	—	20,386
Large Core Growth	(181,137)	—	181,137
Large Cap Value Fund	(2,188,884)	(37,914)	2,226,798
Large Core Value Fund	(2,524,594)	—	2,524,594
Index 500 Fund	(5,657,305)	—	5,657,305
Mid Cap Growth Fund	129,521	(4,072,542)	3,943,021
Mid Cap Value Fund	(1,598,191)	(6,101,908)	7,700,099
Mid Core Value Fund	(426,502)	(1,629)	428,131
SMID Cap Growth Fund	157,280	(187,389)	30,109
SMID Cap Value Fund	(194,601)	(2,381,640)	2,576,241
Small Cap Growth Fund	745,209	—	(745,209)
Small Cap Value Fund	(2,296,543)	(6,811,820)	9,108,363
Small Cap Index Fund	(495,107)	(1,498,031)	1,993,138

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains	Increase (Decrease) Paid-in Capital
Developed International Index Fund	$(2,126,964)	$(4,389)	$2,131,353
International Equity Fund	(6,214,771)	29,940	6,184,831
Emerging Markets Equity Fund	(756,603)	293,594	463,009
Real Estate Securities Fund	(1,123,977)	(7,456,733)	8,580,710
Aggressive Allocation Fund	114,722	(313,407)	198,685
Moderately Aggressive Allocation Fund	493,987	(1,342,405)	848,418
Moderate Allocation Fund	812,609	(2,983,366)	2,170,757
Moderately Conservative Allocation Fund	313,208	(1,554,464)	1,241,256
Conservative Allocation Fund	222,597	(987,001)	764,404

These reclassifications had no effect on net assets or net asset value per share.

Tax character of distributions:

The tax character of dividends and distributions declared and paid or deemed distributed during the years ended December 31, 2012 and 2011 were as follows:

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Money Market Fund
2012	$14,219	—	—	$14,219
2011	14,798	—	—	14,798
Limited Maturity Bond Fund
2012	1,713,752	—	—	1,713,752
2011	2,024,945	$134,159	—	2,159,104
Quality Bond Fund
2012	11,799,258	6,431,826	—	18,231,084
2011	13,101,804	3,192,066	—	16,293,870
High Yield Bond Fund
2012	10,398,456	—	—	10,398,456
2011	10,521,444	—	—	10,521,444
Flexibly Managed Fund
2012	75,169,181	71,588,542	—	146,757,723
2011	26,051,118	22,857,755	—	48,908,873
Balanced Fund
2012	1,229,018	—	—	1,229,018
2011	1,260,675	—	—	1,260,675
Large Growth Stock Fund
2012	61,040	—	—	61,040
2011	—	—	—	—
Large Cap Growth Fund
2012	20,386	—	—	20,386
2011	—	—	—	—
Large Core Growth Fund
2012	181,137	—	—	181,137
2011	—	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Large Cap Value Fund
2012	$2,226,798	—	—	$2,226,798
2011	2,098,299	—	—	2,098,299
Large Core Value Fund
2012	2,524,594	—	—	2,524,594
2011	2,256,740	—	—	2,256,740
Index 500 Fund
2012	5,657,305	—	—	5,657,305
2011	4,531,215	—	—	4,531,215
Mid Cap Growth Fund
2012	—	$4,072,542	—	4,072,542
2011	—	2,928,178	—	2,928,178
Mid Cap Value Fund
2012	6,866,376	833,723	—	7,700,099
2011	772,569	2,729,015	—	3,501,584
Mid Core Value Fund
2012	426,502	1,629	—	428,131
2011	152,960	—	—	152,960
SMID Cap Growth Fund
2012	—	187,389	—	187,389
2011	397,132	4,106,598	—	4,503,730
SMID Cap Value Fund
2012	1,335,452	1,240,789	—	2,576,241
2011	500,512	2,620,671	—	3,121,183
Small Cap Growth Fund
2012	—	—	—	—
2011	—	2,064,310	—	2,064,310
Small Cap Value Fund
2012	2,296,543	6,811,820	—	9,108,363
2011	815,724	—	—	815,724
Small Cap Index Fund
2012	743,524	1,249,614	—	1,993,138
2011	482,738	1,240,706	—	1,723,444
Developed International Index Fund
2012	2,131,353	—	—	2,131,353
2011	1,660,677	—	—	1,660,677
International Equity Fund
2012	6,184,831	—	—	6,184,831
2011	1,245,118	—	—	1,245,118
Emerging Markets Equity Fund
2012	463,009	—	—	463,009
2011	186,842	—	—	186,842
Real Estate Securities Fund
2012	4,388,925	4,191,785	—	8,580,710
2011	801,373	—	—	801,373
Aggressive Allocation Fund
2012	753,119	520,308	—	1,273,427
2011	198,066	476,564	—	674,630

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

	Ordinary Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Moderately Aggressive Allocation Fund
2012	$3,387,195	$2,294,973	—	$5,682,168
2011	1,471,131	1,651,478	—	3,122,609
Moderate Allocation Fund
2012	6,792,268	3,475,273	—	10,267,541
2011	3,373,611	3,649,676	—	7,023,287
Moderately Conservative Allocation Fund
2012	2,705,745	1,222,922	—	3,928,667
2011	1,697,592	1,157,199	—	2,854,791
Conservative Allocation Fund
2012	1,785,772	864,602	—	2,650,374
2011	1,245,830	438,176	—	1,684,006

Short-term gain distributions to shareholders are treated as ordinary income for tax purposes.

Capital loss carryforwards:

At December 31, 2012, the following Funds had capital loss carryforwards (pre-enactment losses) available to offset future realized capital gains through the indicated expiration dates:

	Expires on December 31,
	2013	2014	2015	2016	2017	2018	Total
High Yield Bond Fund	—	—	—	$1,410,298	$5,091,128	—	$6,501,426
Balanced Fund	—	—	—	—	225,811	$2,219	228,030
Large Growth Stock Fund	—	—	—	—	12,851,437	—	12,851,437
Large Cap Growth Fund	—	—	—	—	125,931	—	125,931
Large Core Growth Fund	—	—	—	—	21,974,043	—	21,974,043
Large Cap Value Fund	—	—	—	—	21,369,689	—	21,369,689
Large Core Value Fund	—	—	—	2,509,138	28,563,737	—	31,072,875
Index 500 Fund	$3,721,649	$1,916,180	$187,860	4,110,871	2,801,580	2,767,741	15,505,881
International Equity Fund	—	—	—	—	34,153,862	6,672,017	40,825,879
Emerging Markets Equity Fund	—	—	—	—	7,807,157	—	7,807,157

At December 31, 2012, the following Funds had capital loss carryforwards (post-enactment losses) available to offset future realized capital gains:

	Short-Term Capital Loss	Long-Term Capital Loss
Small Cap Growth Fund	—	$557,059
Developed International Index Fund	—	477,762

During the year ended December 31, 2012, the following Funds utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes in the following approximate amounts:

High Yield Bond Fund	$1,391,950
Balanced Fund	804,665
Large Growth Stock Fund	8,575,362
Large Cap Growth Fund	3,030,298
Large Core Growth Fund	9,171,270
Large Cap Value Fund	4,100,150
Large Core Value Fund	5,625,687
Index 500 Fund	1,308,154

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

Mid Core Value Fund	$6,542,618
Small Cap Value Fund	6,892,903
Developed International Index Fund	23,414
International Equity Fund	32,859,631
Emerging Markets Equity Fund	651,300
Real Estate Securities Fund	372,165

Qualified Late-Year Losses:

The following Funds elected to treat the qualified late-year losses as having occurred on January 1, 2013:

	Late-Year Ordinary Losses	Late-Year Capital Losses
Quality Bond Fund	—	$54,103
High Yield Bond Fund	$176,805	—
Large Growth Stock Fund	922	47,258
Large Cap Growth Fund	—	176,097
Large Core Growth Fund	—	385,682
Large Cap Value Fund	—	200,444
Mid Core Value Fund	—	45,770
SMID Cap Growth Fund	—	16,574
SMID Cap Value Fund	—	125,972
Small Cap Growth Fund	—	1,312,448
Small Cap Value Fund	—	68,554
Developed International Index Fund	—	79,447
International Equity Fund	—	143,058
Emerging Markets Equity Fund	72,753	190,139

Tax cost of securities:

At June 30, 2013, the total cost of securities and net realized gains or losses on securities sold for federal income tax purposes were different from amounts reported for financial reporting purposes. The federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by each Fund at June 30, 2013 were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Money Market Fund	$132,389,559	—	—	—
Limited Maturity Bond Fund	189,171,566	$1,512,814	$(534,684)	$978,130
Quality Bond Fund	557,048,540	16,541,582	(7,294,140)	9,247,442
High Yield Bond Fund	180,812,925	5,069,486	(2,894,345)	2,175,141
Flexibly Managed Fund	2,014,512,066	382,959,422	(9,627,268)	373,332,154
Balanced Fund	57,757,050	21,729,904	(3,846,582)	17,883,322
Large Growth Stock Fund	162,153,844	63,254,152	(1,557,171)	61,696,981
Large Cap Growth Fund	28,102,265	1,347,259	(787,982)	559,277
Large Core Growth Fund	81,920,153	26,465,775	(1,459,862)	25,005,913
Large Cap Value Fund	178,661,583	9,600,521	(4,241,365)	5,359,156
Large Core Value Fund	137,844,045	44,311,645	(1,767,111)	42,544,534
Index 500 Fund	272,027,299	115,264,165	(30,714,103)	84,550,062
Mid Cap Growth Fund	87,941,871	16,502,455	(999,536)	15,502,919
Mid Cap Value Fund	123,163,841	24,750,397	(1,009,825)	23,740,572
Mid Core Value Fund	63,060,741	3,053,310	(1,298,953)	1,754,357
SMID Cap Growth Fund	40,709,488	10,186,222	(632,776)	9,553,446

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

	Federal Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
SMID Cap Value Fund	$42,531,765	$11,295,136	$(824,860)	$10,470,276
Small Cap Growth Fund	73,400,086	3,635,593	(1,570,760)	2,064,833
Small Cap Value Fund	164,456,559	44,877,550	(4,222,334)	40,655,216
Small Cap Index Fund	41,948,706	13,228,551	(2,299,136)	10,929,415
Developed International Index Fund	87,784,028	16,531,206	(7,506,659)	9,024,547
International Equity Fund	283,841,544	79,432,486	(15,456,500)	63,975,986
Emerging Markets Equity Fund	134,032,822	26,978,595	(13,363,172)	13,615,423
Real Estate Securities Fund	103,286,995	8,811,807	(1,548,949)	7,262,858
Aggressive Allocation Fund	36,144,400	12,525,895	(384,349)	12,141,546
Moderately Aggressive Allocation Fund	147,645,764	51,051,938	(2,113,561)	48,938,377
Moderate Allocation Fund	253,405,833	66,025,149	(1,633,368)	64,391,781
Moderately Conservative Allocation Fund	87,956,883	19,560,436	(765,534)	18,794,902
Conservative Allocation Fund	63,396,028	9,036,523	(449,221)	8,587,302

The differences between book basis and tax basis appreciation are primarily due to wash sales, Passive Foreign Investment Companies, Partnership Investments, Trust Preferred Securities, real estate investment trust adjustments, and the treatment of certain corporate actions.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that as of June 30, 2013, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

7 — DERIVATIVE FINANCIAL INSTRUMENTS

The Funds may trade derivative financial instruments in the normal course of investing activities to assist in managing exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts.

The notional or contractual amounts of these instruments represent the investment the Funds have in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Futures Contracts — A futures contract is a standardized contract between two parties to buy or sell a specified asset at a specified future date at a price agreed today (the future price). The party agreeing to buy the underlying asset in the future assumes a long position. The price is determined by the instantaneous equilibrium between the forces of supply and demand among competing buy and sell orders on the exchange at the time of the purchase or sale of the contract.

To the extent permitted by the investment objective, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. The Index 500, Developed International Index and Small Cap Index Funds employ futures to maintain market exposure and otherwise assist in attempting to replicate the performance of their respective indices. These derivatives offer unique characteristics and risks that assist the Funds in meeting their investment objectives. The Funds typically use derivatives in two ways: cash equitization and return enhancement. Cash equitization is a technique that may be used by the Funds through the use of futures contracts to earn “market-like” returns with the Funds’ excess and liquidity reserve cash balances and receivables. Return enhancement can be accomplished through the use of derivatives in the Funds. By purchasing these instruments, the Funds may more effectively achieve the desired fund characteristics that assist in meeting the Funds’ investment objectives.

Futures contracts involve a number of risks, such as possible default by the counterparty to the transaction, credit risk with respect to initial and variation margins held in a brokerage account, market movement and the potential of greater loss than if these techniques had not been used by a Fund. These investments can also increase the Fund’s share price and expose the Fund to significant additional costs.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

The Index 500, Developed International Index and Small Cap Index Funds have entered into futures contracts during the six months ended June 30, 2013. Open futures contracts held by the Index 500, Developed International Index and Small Cap Index Funds at June 30, 2013 were as follows:

Fund	Type		Expiration Date	Number Of Contracts	Units per Contract	Closing Price	Unrealized Appreciation (Depreciation)
Index 500	Buy/Long	E-Mini S&P 500 Index	9/15/2013	37	50	$1,599	$(63,861)
Small Cap Index	Buy/Long	Russell 2000 Mini Index	9/15/2013	11	100	$974	(4,854)
Developed International Index	Buy/Long	E-Mini MSCI Eafe Index	9/15/2013	36	50	$1,640	(69,133)

The total market value of futures contracts held in the Index 500, Developed International Index and Small Cap Index Funds as of June 30, 2013 are classified as Level 1.

Options — An option establishes a contract between two parties concerning the buying or selling of an asset at a reference price. The buyer of the option gains the right, but not the obligation, to engage in some specific transaction on the asset, while the seller incurs the obligation to fulfill the transaction if so requested by the buyer. The price of an option derives from the difference between the reference price and the value of the underlying asset plus a premium based on the time remaining until the expiration of the option. The Funds may buy and sell options, or write options.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded. The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operation.

The Flexibly Managed and High Yield Bond Funds have purchased options to decrease exposure to equity risk. The risk associated with purchased options is limited to premium paid. The Funds also received premiums for options written. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk that there may be an illiquid market where the Funds are unable to close the contract.

Transactions in options written during the six months ended June 30, 2013 for the Flexibly Managed Fund were as follows:

Flexibly Managed Fund	Number of Contracts/ Notional Amount	Premium Received
Options outstanding at December 31, 2012	43,402	$7,123,163
Options written	42,258	6,769,590
Options repurchased	(20,705)	(3,042,291)
Options expired	(10,246)	(1,393,707)
Options exercised	(16,029)	(2,610,847)

Options outstanding at June 30, 2013	38,680	$6,845,909

The total market value of written options held in the Flexibly Managed Fund as of June 30, 2013 can be found in the summary of inputs on the Schedule of Investments.

Forward Foreign Currency Contracts — A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

The High Yield Bond, Mid Core Value and Emerging Market Equity Funds entered into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. The Funds hedge currencies in times of base currency weakness in order to reduce the volatility of returns for the local securities which the Fund owns.

Foreign forward currency contracts involve a number of risks, including the possibility of default by the counterparty to the transaction and, to the extent the portfolio manager’s judgment as to certain market movements is incorrect, the risk of losses that are greater than if the investment technique had not been used. For example, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and the forward contracts entered into by the Fund. An imperfect correlation of this type may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. These investment techniques also tend to limit any potential gain that might result from an increase in the value of the hedged position. These investments can also increase the volatility of the Fund’s share price and expose the Fund to significant additional costs.

Open forward foreign currency contracts held by the High Yield Bond Fund at June 30, 2013 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Buy	Euro	Pershing	09/12/2013	$105,000	0.76799	$140,768	$136,720	$(4,048)
Sell	Euro	Goldman Sachs	09/12/2013	(195,711)	0.76799	(262,199)	(254,835)	7,364
Sell	Euro	Barclays Capital	09/12/2013	(61,705)	0.76799	(80,968)	(80,345)	623
Sell	Euro	State Street	09/12/2013	(165,333)	0.76799	(215,599)	(215,279)	320
Sell	Euro	State Street	09/12/2013	(8,679,424)	0.76799	(11,504,186)	(11,301,448)	202,738
Buy	Pounds Sterling	Barclays Capital	07/10/2013	310,108	0.65754	481,817	471,622	(10,195)
Sell	Pounds Sterling	Pershing	07/10/2013	(132,290)	0.65754	(202,763)	(201,190)	1,573
Sell	Pounds Sterling	Royal Bank of Scotland	07/10/2013	(670,000)	0.65754	(1,021,281)	(1,018,956)	2,325
Sell	Pounds Sterling	Royal Bank	07/10/2013	(210,178)	0.65754	(322,315)	(319,645)	2,670
Sell	Pounds Sterling	Pershing	07/10/2013	(273,271)	0.65754	(425,521)	(415,598)	9,923
Sell	Pounds Sterling	Pershing	07/10/2013	(103,789)	0.65754	(157,728)	(157,845)	(117)
Buy	Swiss Francs	Pershing	08/12/2013	41,000	0.94418	44,565	43,424	(1,141)
Sell	Swiss Francs	Morgan Stanley	08/12/2013	(700,000)	0.94418	(732,000)	(741,380)	(9,380)
Sell	Swiss Francs	Morgan Stanley	08/12/2013	(186,659)	0.94418	(192,784)	(197,694)	(4,910)

Total								$197,743

Open forward foreign currency contracts held by the Mid Core Value Fund at June 30, 2013 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Canadian Dollar	JPMorgan	07/31/2013	$(50,449)	1.05255	$(48,092)	$(47,930)	$162
Sell	Canadian Dollar	JPMorgan	07/31/2013	(1,683,659)	1.05255	(1,599,152)	(1,599,593)	(441)
Sell	Euro	UBS Securities	07/31/2013	(23,024)	0.76815	(30,035)	(29,973)	62
Sell	Euro	UBS Securities	07/31/2013	(514,923)	0.76815	(674,415)	(670,339)	4,076
Sell	Swiss Francs	CSFB	07/31/2013	(10,525)	0.94429	(11,130)	(11,146)	(16)
Sell	Swiss Francs	CSFB	07/31/2013	(325,041)	0.94429	(344,776)	(344,218)	558

Total								$4,401

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

Open forward foreign currency contracts held by the Emerging Markets Equity Fund at June 30, 2013 were as follows:

	Currency	Counterparty	Settlement Date	Foreign Currency Contract	Forward Rate	U.S. Contract Amount	U.S. Contract Value	Unrealized Foreign Exchange Gain/(Loss)
Sell	Japanese Yen	State Street	07/11/2013	$(22,817,450)	99.17506	$(233,333)	$(230,072)	$3,261
Sell	Japanese Yen	State Street	07/11/2013	(67,086,250)	99.17506	(683,724)	(676,443)	7,281

Total								$10,542

The total market value of forward foreign currency contracts held in the High Yield Bond, Mid Core Value and Emerging Markets Equity Funds as of June 30, 2013 are classified as Level 2.

The following is a summary of the location of derivatives on the Funds’ Statements of Assets and Liabilities as of June 30, 2013:

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Equity contracts	Investments at value* Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**	Call options written, at value Net unrealized appreciation in value of investments, futures contracts and foreign currency related items**

Foreign currency contracts	Net unrealized appreciation of forward foreign currency contracts	Net unrealized depreciation of forward foreign currency contracts

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The following is a summary of the gross amount of each Fund’s derivative instrument holdings categorized by primary risk exposure as of June 30, 2013:

Portfolio	Asset Derivative Value		Liability Derivative Value
	Equity contracts	Foreign currency contracts	Equity contracts	Foreign exchange contracts
High Yield Bond Fund	$176,625	$227,535	—	$29,792
Flexibly Managed Fund	—	—	$11,201,762	—
Index 500 Fund	—	—	63,861	—
Small Cap Index Fund	—	—	4,854	—
Developed International Index Fund	—	—	69,133	—
Mid Core Value Fund	—	4,858	—	457
Emerging Markets Equity Fund	—	10,542	—	—

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may participate in International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement” or “ISDA”) with derivative contract counterparties or enter into similar agreements covering foreign exchange contracts (“Fx Letters”). An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs Over The Counter (“OTC”) traded derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Also, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

An Fx Letter is also a bilateral agreement between a Fund and a counterparty and is limited to cover only foreign exchange contracts. Fx Letters typically contain netting provisions covering events of default and do not require collateral to be posted. ISDAs and Fx Letters containing netting provisions may be referred to as Master Netting Agreements (“MNA”).

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker for OTC traded derivatives or by the clearing house for exchange traded derivatives. Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms are contract specific for OTC derivatives (foreign currency exchange contracts and options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

The following table presents derivative assets and liabilities net of amounts available for offset under a MNA and, as applicable, the related collateral and potential loss exposure to each Fund as of June 30, 2013:

		Gross Amounts Presented on Statements of Assets and Liabilities
Fund and Counterparty	Form of Master Netting Agreement	Value of Asset	Value of Liability	Net Amount Due (to)/from Counterparty	Collateral Pledged (Received) by Fund	Loss Exposure, After Collateral (not less than $0)
High Yield Bond Fund
Pershing	Fx Letter	$11,496	$(6,168)	$5,328	—	$5,328
Goldman Sachs	Fx Letter	7,364	—	7,364	—	7,364
State Street	Fx Letter	203,058	—	203,058	—	203,058
Royal Bank of Scotland	Fx Letter	4,995	—	4,995	—	4,995
Barclays Capital	Fx Letter	623	(10,195)	(9,573)	—	—
Morgan Stanley & Co.	Fx Letter	—	(13,429)	(13,429)	—	—

Total		227,535	(29,792)	197,743	—	220,744
Exchange Traded		176,625	—	176,625	—	176,625

Total		176,625	—	176,625	—	176,625

Flexibly Managed Fund
Bank of America Merrill Lynch	ISDA	—	(3,235,363)	(3,235,363)	—	—
Citigroup Global Markets	ISDA	—	(2,268,617)	(2,268,617)	—	—
JPMorgan Chase	ISDA	—	(516,272)	(516,272)	—	—
Morgan Stanley & Co.	ISDA	—	(146,065)	(146,065)	—	—
Exchange Traded		—	(5,035,445)	(5,035,445)	—	—

Total		—	(11,201,762)	(11,201,762)	—	—

Index 500 Fund
Exchange Traded		—	(13,505)	(13,505)	$434,998	—
Mid Core Value Fund
UBS Securities	ISDA	4,138	—	4,138	—	4,138
Small Cap Index Fund
Exchange Traded		—	(1,980)	(1,980)	74,997	—
Developed International Index Fund
Exchange Traded		—	(5,400)	(5,400)	276,173	—
Emerging Markets Equity Fund
State Street	Fx Letter	10,542	—	10,542	—	10,542

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

The following is a summary of the location of derivatives on the Funds’ Statements of Operations as of June 30, 2013:

Derivative Type	Location of Gain (Loss) on Derivatives Recognized in Income
Equity contracts	Net realized gain (loss) on futures contracts
Net realized gain (loss) on options
Change in net unrealized appreciation (depreciation) of investments and foreign currency*
Change in net unrealized appreciation (depreciation) of futures contracts
Change in net unrealized appreciation (depreciation) of written options

Foreign currency contracts	Net realized foreign currency exchange gain (loss)
Change in net unrealized appreciation (depreciation) of investments and foreign currency

Portfolio	Realized Gain (Loss) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts
High Yield Bond Fund	—	$(203,966)
Flexibly Managed Fund	$(157,021)	—
Index 500 Fund	1,178,036	—
Small Cap Index Fund	282,151	—
Developed International Index Fund	99,976	—
Mid Core Value	—	69,076
Emerging Markets Equity Fund	—	85,736

Portfolio	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
	Equity contracts	Foreign currency contracts
High Yield Bond Fund	$ (5,929)	$373,484
Flexibly Managed Fund	(4,347,119)	—
Index 500 Fund	(56,907)	—
Small Cap Index Fund	(46,101)	—
Developed International Index Fund	(114,454)	—
Mid Core Value	—	4,401
Emerging Markets Equity Fund	—	(1,046)
* includes purchased options

** includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported with the Statements of Assets and Liabilities.

The table below summarizes the average balance of derivative holdings by Fund during the six months ended June 30, 2013. The average balance of derivatives held is indicative of the trading volume of each Fund.

	Average Derivative Volume
Portfolio	Forward foreign currency contracts (Average Cost)	Futures contracts (Average Notional Value)	Purchased Options (Average Notional Cost)	Written Options (Premiums Received)
High Yield Bond Fund	$(9,518,835)	—	$62,138	—
Flexibly Managed Fund	—	—	2,271	$(5,051,794)
Index 500 Fund	—	$6,716,371	—	—
Small Cap Index Fund	—	1,086,441	—	—
Developed International Index Fund	—	1,765,278	—	—
Mid Core Value Fund	(843,989)	—	—	—
Emerging Markets Equity Fund	(547,183)	—	—	—

Penn Series Funds, Inc.

Notes to Financial Statements — June 30, 2013 (Unaudited)

8 — CREDIT AND MARKET RISK

The Funds may invest a portion of their assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds’ ability to dispose of them in a timely manner and at a fair price when it is necessary or preferable to do so.

The high yield securities in which the High Yield Bond Fund may invest are predominantly speculative as to the issuer’s continuing ability to meet principal and interest payments. The value of the lower quality securities in which the High Yield Bond Fund may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds.

The Large Growth Stock, Large Cap Growth, Mid Core Value, Developed International Index, International Equity and the Emerging Markets Equity Funds invest in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9 — CONTRACTUAL OBLIGATIONS

In the general course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds and/or its affiliates that have not yet occurred. However, based on experience, management of the Funds expects the risk of loss to be remote.

10 — PENDING LEGAL MATTERS

Penn Series has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons (In re Tribune Co.), No. 12-cv-02652 (WHP) (S.D.N.Y.), as a result of the Penn Series Index 500 Fund’s ownership of shares in the Tribune Company (“Tribune”) in 2007. The plaintiff in this action is seeking recoveries on behalf of certain Tribune creditors based on its assertions that the leveraged buy-out rendered Tribune insolvent, that there was no consideration for the redemptions, and therefore the redemptions are voidable as an intentional fraudulent transfer. The lawsuit does not allege any wrongdoing on the part of Penn Series or the Index 500 Fund. The value of the proceeds received by the Index 500 Fund was just in excess of $50,000. At this stage in the proceedings, Penn Series is not able to assess with any reasonable certainty the probable outcomes of the pending lawsuit or the effect, if any, on the Index 500 Fund’s net asset value.

11 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Penn Series Funds, Inc.

June 30, 2013 (Unaudited)

Disclosure of Portfolio Holdings

The SEC has adopted a requirement that all Funds file a complete schedule of investments with the SEC for their first and third fiscal quarters on Form N-Q. For the Penn Series Funds, Inc., this would be for the fiscal quarters ending March 31 and September 30. The Form N-Q filing is made within 60 days after the end of the quarter. Penn Series Funds, Inc. filed its most recent Form N-Q with the SEC on May 22, 2013. It is available on the SEC’s website at http://www.sec.gov. or it may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, on the Fund’s website at http://www.pennmutual.com or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies for the most recent twelve-month period ended June 30, 2013 is available on the Fund’s website at http://www.pennmutual.com and on the SEC’s website at http://www.sec.gov.

Penn Series Funds, Inc.

June 30, 2013

Board Approval of New Investment Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to certain portfolios of the Company and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for certain portfolios of the Company, including the Large Cap Growth Fund, the Large Cap Value Fund, the Mid Core Value Fund and the Small Cap Growth Fund (the “Funds”). At a meeting of the Company’s Board of Directors held on February 20, 2013, ICMI recommended, and the Board of Directors, including all of the Directors who are not “interested persons,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Company (collectively, the “Independent Directors”), approved, the following sub-adviser changes:

Fund	Replaced Sub-Adviser	New Sub-Adviser
Large Cap Growth Fund	Turner Investments, LP	Massachusetts Financial Services Company
Large Cap Value Fund	OppenheimerFunds, Inc.	Loomis, Sayles & Co., L.P.
Mid Core Value Fund	Lord, Abbett & Co. LLC	American Century Investment Management, Inc.
Small Cap Growth Fund	Allianz Global Investors Capital LLC	Janus Capital Management LLC

Each of Massachusetts Financial Services Company, Loomis, Sayles & Co., L.P., American Century Investment Management, Inc., and Janus Capital Management LLC (the “New Sub-Advisers”) began providing day-to-day investment management services to their respective Funds on May 1, 2013. Each New Sub-Adviser serves under an investment sub-advisory agreement with ICMI (the “Investment Sub-Advisory Agreements”). Under the Investment Sub-Advisory Agreements, the New Sub-Advisers make investment decisions for the assets of their respective Funds, and continuously review, supervise and administer each Fund’s investment program. Each New Sub-Adviser is independent of ICMI and discharges its responsibilities subject to the supervision of ICMI and the Directors of the Company, and in a manner consistent with its respective Fund’s investment objectives, policies and limitations.

Directors’ Considerations of the Investment Sub-Advisory Agreements. In evaluating the New Sub-Advisers, the Directors received written and oral information from ICMI and the New Sub-Advisers. ICMI recommended the selection of the New Sub-Advisers and reviewed with the Directors the considerations and the search process that led to their recommendation. The Directors also met with representatives of ICMI and the New Sub-Advisers and considered information about portfolio managers, investment philosophies, strategies and processes, brokerage practices and compliance processes, as well as other factors. As further outlined below, in approving each New Sub-Adviser as sub-adviser to its respective Fund, the Directors carefully evaluated: (1) the nature, extent and quality of the services expected to be rendered to the Fund; (2) the performance record of the New Sub-Adviser; and (3) the costs of the services expected to be rendered to the Fund. The Directors discussed the written materials that the Board received before the meeting and the New Sub-Advisers’ oral presentations and any other information that the Board received at the meeting, and deliberated on approving the Investment Sub-Advisory Agreements in light of this information. The Directors used the foregoing information, as well as such other information as the Directors considered to be relevant in the exercise of their reasonable judgment, in their decision to approve each New Sub-Adviser as sub-adviser to its respective Fund.

Nature, Extent and Quality of Sub-Advisory Services. In considering the nature, extent and quality of the services to be provided by each of the New Sub-Advisers, the Board evaluated, among other things, its business, personnel, experience, investment decision process, track record, brokerage practices, including soft dollar practices, any conflicts of interest, compliance program and the resources to be dedicated to the Fund, and, based on such evaluation, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of services to be provided to the Fund and the resources to be dedicated to the Fund supported approval of each Investment Sub-Advisory Agreement.

Performance Record. In considering the past performance record of each New Sub-Adviser, the Board evaluated the recent and long-term performance of the similar accounts managed by the New Sub-Adviser relative to their respective peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends and both market risk and

Penn Series Funds, Inc.

June 30, 2013

shareholder risk expectations, and, based on such evaluation, the Board concluded, within the context of its full deliberations, that the New Sub-Advisers’ performance (both actual performance and comparable performance) supported approval of the Investment Sub-Advisory Agreements.

Costs of Sub-Advisory Services. In considering the costs of the sub-advisory services to be provided by the New Sub-Advisers, the Board evaluated (a) the services to be provided; (b) the sub-advisory fees to be charged to each Fund; (c) the sub-advisory fees to be charged to each Fund in comparison to sub-advisory fees charged to other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of comparable accounts; and (d) the fact that the New Sub-Advisers will be compensated by ICMI and not by the Fund directly and that such compensation reflects an arms-length negotiation between each New Sub-Adviser and ICMI, and, based on such evaluation, the Board concluded, within the context of its full deliberations, that the sub-advisory fees charged under the Investment Sub-Advisory Agreements are reasonable and supported approval of the Investment Sub-Advisory Agreements.

Profitability. Because it was not possible to determine the profitability that the New Sub-Advisers might achieve with respect to the services they will provide to the Fund, the Board did not make any conclusions regarding their profitability, but did take into account the fact that each New Sub-Adviser will be compensated by ICMI and not by the Funds directly and that such compensation reflects an arms-length negotiation between each New Sub-Adviser and ICMI.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those would be passed along to the Funds’ shareholders. The Directors took note of ICMI and its affiliates’ commitment to continuing the expense limitation arrangements in place for the Funds as well as the negotiated sub-advisory fee rates for each Fund. Based on this evaluation, the Board concluded, within the context of its full deliberations, the Funds and their shareholders should obtain a reasonable benefit from economies of scale, if any, that may be realized by ICMI and the New Sub-Advisers.

Based on the Directors’ deliberations and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the Investment Sub-Advisory Agreements and concluded that the compensation under the Investment Sub-Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

Board Approval of the Continuance of Investment Advisory and Sub-Advisory Agreements

The Penn Series Funds, Inc. (the “Company”) and Independence Capital Management, Inc. (“ICMI”) have entered into an investment advisory agreement (the “Advisory Agreement”). Pursuant to the Advisory Agreement, ICMI (i) provides day-to-day investment management services to the Money Market, Limited Maturity Bond, Quality Bond, Balanced, Aggressive Allocation, Moderately Aggressive Allocation, Moderate Allocation, Moderately Conservative Allocation, and Conservative Allocation Funds (collectively, the “Directly Managed Funds”) and (ii) is responsible for selection and oversight of various investment sub-advisers who perform day-to-day investment management services for the High Yield Bond, Flexibly Managed, Large Growth Stock, Large Cap Value, Large Cap Growth, Index 500, Mid Cap Growth, Mid Cap Value, Mid Core Value, Small Cap Value, Small Cap Growth, International Equity, Real Estate Securities, Large Core Growth, Large Core Value, SMID Cap Growth, SMID Cap Value, Emerging Markets Equity, Small Cap Index and Developed International Index Funds (collectively, the “Sub-Advised Funds” and, together with the Directly Managed Funds, the “Penn Series Funds”).

ICMI acts as “manager of managers” for the Sub-Advised Funds. In this capacity, ICMI has entered into and the Company’s Board of Directors has approved separate sub-advisory agreements (the “Sub-Advisory Agreements” and, together with the Advisory Agreement, the “Investment Advisory Agreements”) with the sub-advisers (identified below). The sub-advisers provide their services to the Sub-Advised Funds under the supervision of ICMI and the Company’s Board of Directors. Sub-advisers are selected based primarily upon the research and recommendations of ICMI, which evaluates quantitatively and qualitatively each sub-adviser’s skills and investment results in managing assets for specific asset classes, investment styles and strategies, as well as the sub-adviser’s regulatory compliance policies and procedures. ICMI oversees the sub-advisers to ensure compliance with the Sub-Advised Funds’ investment policies and guidelines, and monitors each sub-adviser’s adherence to its investment style.

Penn Series Funds, Inc.

June 30, 2013

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the initial approval of, as well as the continuation of, each Penn Series Fund’s Investment Advisory Agreement(s) be specifically approved by: (i) the vote of the Board or by a vote of the shareholders of the Fund; and (ii) the vote of a majority of the directors who are not parties to the Investment Advisory Agreement(s) or “interested persons” (as defined under the 1940 Act) of any party to the Investment Advisory Agreement(s) (the “Independent Directors”), cast in person at a meeting called for the purpose of voting on such approval. In connection with its consideration of such approvals, the Board must request and evaluate, and ICMI and the sub-advisers are required to furnish, such information as may be reasonably necessary to evaluate the terms of the Investment Advisory Agreements. In addition, the Securities and Exchange Commission takes the position that, as part of their fiduciary duties with respect to a mutual fund’s fees, mutual fund boards are required to evaluate the material factors applicable to a decision to approve an Investment Advisory Agreement.

Consistent with these responsibilities, the Company’s Board called and held a meeting on May 16, 2013 to consider whether to renew the Advisory Agreement between the Company and ICMI with respect to the Penn Series Funds. In preparation for this meeting, the Board provided ICMI with a written request for information and received and reviewed, in advance of the May 16, 2013 meeting, extensive written materials in response to that request, including information as to the performance of the Penn Series Funds versus benchmarks and peer universes, the level of the investment advisory fees charged to the Penn Series Funds, comparisons of such fees with the investment advisory fees incurred by comparable funds, including, in particular, funds acting as underlying investments for insurance products, the costs to ICMI of providing such services, including a profitability analysis, ICMI’s compliance program, and various other matters. In addition, at the May 16, 2013 meeting, the Board considered whether to renew the Sub-Advisory Agreements between ICMI and the investment sub-advisers listed in the table below (each, a “Sub-Adviser” and, collectively, the “Sub-Advisers”) on behalf of the respective Sub-Advised Funds.

Sub-Adviser	Fund
AllianceBernstein L.P.	SMID Cap Value Fund
Cohen & Steers Capital Management, Inc.	Real Estate Securities Fund
Eaton Vance Management	Large Core Value Fund
Goldman Sachs Asset Management, L.P.	Small Cap Value Fund
Morgan Stanley Investment Management, Inc.	Emerging Markets Equity Fund
Morgan Stanley Investment Management Company
Morgan Stanley Investment Management Limited
Neuberger Berman Management LLC	Mid Cap Value Fund
SSgA Funds Management, Inc.	Index 500 Fund
SSgA Funds Management, Inc.	Small Cap Index Fund
SSgA Funds Management, Inc.	Developed International Index Fund
T. Rowe Price Associates, Inc.	Flexibly Managed Fund
T. Rowe Price Associates, Inc.	Large Growth Stock Fund
T. Rowe Price Associates, Inc.	High Yield Bond Fund
Turner Investments, L.P.	Mid Cap Growth Fund
Vontobel Asset Management, Inc.	International Equity Fund
Wells Capital Management Inc.	Large Core Growth Fund
Wells Capital Management Inc.	SMID Cap Growth Fund

In response to the Board’s written request for information, each of the Sub-Advisers submitted, in advance of the May 16, 2013 meeting, extensive written materials for consideration by the Board and the Independent Directors. In addition, Cohen & Steers Capital Management Inc. (“Cohen”) provided information to ICMI in advance of the Board’s February 20, 2013 meeting sufficient to enable the Board to extend at that meeting Cohen’s Sub-Advisory Agreement through May 31, 2013 so that the Board could more fully consider Cohen’s services at the May 16, 2013 meeting, at which meeting the Company’s other Sub-Advisers would be considered. The information provided by ICMI and the Sub-Advisers in connection with the May 16, 2013 Board meeting was in addition to the detailed information about the Penn Series Funds that the Board reviews during the course of each year, including information that relates to the Funds’ operations and the Funds’ performance and the services of ICMI and the Sub-Advisers. In connection with the meeting, the Board also received a

Penn Series Funds, Inc.

June 30, 2013

memorandum from legal counsel regarding the responsibilities of the Board in connection with its consideration of whether to approve the Investment Advisory Agreements. In addition, the Independent Directors met in executive session outside the presence of Company management to discuss the information submitted to the Board in connection with the renewal of the Investment Advisory Agreements. The Independent Directors also met in executive session with senior representatives of ICMI to discuss the written materials provided by ICMI.

The written materials provided by ICMI and the Sub-Advisers addressed, among other matters, the following: (a) the quality of ICMI’s and the Sub-Advisers’ investment management and other services and, with respect to ICMI, its services as a “manager of managers” of the Sub-Advised Funds; (b) ICMI’s and the Sub-Advisers’ investment management personnel; (c) ICMI’s and the Sub-Advisers’ operations and financial condition; (d) ICMI’s and the Sub-Advisers’ brokerage practices (including best execution policies, evaluating execution quality, average commission rates on fund trades, soft dollar arrangements and affiliated and directed brokerage arrangements) and investment strategies; (e) the level of the advisory fees that ICMI and each Sub-Adviser charges a Fund, including breakpoints, compared with the fees each charges to comparable mutual funds and other types of accounts it manages, if any; (f) the level of ICMI’s and each Sub-Adviser’s cost of services provided and estimated profitability from its fund-related operations; (g) ICMI’s and the Sub-Advisers’ compliance program and, if applicable, a description of the material changes made to, and material compliance violations of, the compliance program; (h) ICMI’s and Sub-Advisers’ reputation, expertise and resources in domestic and/or international financial markets; and (i) each Penn Series Fund’s performance compared with similar mutual funds, other types of accounts and benchmark indices.

At the meeting, representatives from ICMI commented on the information delivered to the Board and answered questions from Board members to help the Board evaluate ICMI’s and the Sub-Advisers’ fees and other aspects of the Investment Advisory Agreements. The Directors discussed the written materials that the Board received before the meeting, and deliberated on the renewal of the Investment Advisory Agreements in light of this information.

At the May 16, 2013 meeting of the Board, the Directors, including the Independent Directors, unanimously approved the Investment Advisory Agreements and approved the selection of ICMI and the Sub-Advisers to act in their respective capacities for the Funds. The Board’s approval was based on its consideration and evaluation of a variety of specific factors discussed at the meeting and at prior meetings during the year, including:

•

the nature, extent and quality of the services provided to the Penn Series Funds under the Investment Advisory Agreements, including the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds;

•	each Penn Series Fund’s investment performance and how it compared to that of other comparable mutual funds and appropriate benchmarks/indices;

•	the fees charged to each Penn Series Fund under each Investment Advisory Agreement and how those fees compared to those of other comparable mutual funds and other types of accounts;

•

the cost of services provided by and the profitability of ICMI and the Sub-Advisers with respect to each Penn Series Fund, including both direct and indirect benefits accruing to ICMI and the Sub-Advisers and their affiliates, if any; and

•

the extent to which economies of scale would be realized as the Penn Series Funds grow and whether fee levels in the Investment Advisory Agreements reflect those economies of scale for the benefit of fund investors.

Nature, Extent and Quality of Services. The Board of Directors considered the nature, extent and quality of the services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Funds. In this regard, the Directors evaluated, among other things, ICMI’s and the Sub-Advisers’ business, personnel, experience, investment decision process, track record, brokerage practices, any conflicts of interest and compliance program. Following evaluation, the Board concluded that, within the context of its full deliberations, the nature, extent and quality of services provided by ICMI and the Sub-Advisers to the Penn Series Funds and the resources of ICMI and the Sub-Advisers dedicated to the Penn Series Funds supported renewal of the Investment Advisory Agreements.

Fund Performance. The Board of Directors considered fund performance in determining whether to renew the Investment Advisory Agreements. Specifically, the Directors considered each Penn Series Fund’s recent and long-term performance

Penn Series Funds, Inc.

June 30, 2013

relative to its peer group and appropriate indices/benchmarks, in light of total return, yield and economic and market trends. In evaluating performance, the Directors considered both market risk and shareholder risk expectations for a given Penn Series Fund. The Board of Directors also considered its discussions with ICMI regarding the underperformance of those Sub-Advisers on ICMI’s “watchlist.” Following evaluation, the Board concluded that, within the context of its full deliberations, the performance of the Penn Series Funds (both actual performance and comparable performance) supported renewal of the Investment Advisory Agreements.

Advisory Fees. The Directors considered the level of each Penn Series Fund’s investment advisory fees in light of the services provided and in comparison to those of other comparable mutual funds, including, in particular, mutual funds acting as underlying investments for insurance products, and other types of accounts. The Directors also considered ICMI and its affiliates’ agreement to waive management and other fees to prevent total fund expenses from exceeding a specified cap and that ICMI, through waivers, have maintained the Penn Series Funds’ net operating expenses at competitive levels for their distribution channel. Following evaluation, the Board concluded that, within the context of its full deliberations, the fees charged to the Penn Series Funds are reasonable and supported renewal of the Investment Advisory Agreements.

Profitability. With regard to profitability, the Directors considered all compensation flowing, directly or indirectly, to ICMI and the Sub-Advisers and their affiliates, if any, from their relationship with the Penn Series Funds, including any benefits derived or to be derived by ICMI and the Sub-Advisers, such as soft dollar arrangements, as well as the cost of services provided to the Penn Series Funds. The Directors considered whether the varied levels of compensation and profitability under the Investment Advisory Agreements were reasonable and justified in light of the quality of all services rendered to the Penn Series Funds by ICMI and the Sub-Advisers and their affiliates, if any. When considering the profitability of the Sub-Advisers with respect to the sub-advisory services they provide to the Penn Series Funds, the Board took into account the fact that the Sub-Advisers are compensated by ICMI, and not by the Penn Series Funds directly, and such compensation with respect to any Sub-Adviser reflects an arms-length negotiation between the Sub-Adviser and ICMI. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the profitability of ICMI and the Sub-Advisers is reasonable in relation to the quality of their respective services and supported renewal of the Investment Advisory Agreements.

Economies of Scale. The Directors considered the existence of any economies of scale and whether those were passed along to a Penn Series Fund’s shareholders through a graduated investment advisory fee schedule (such as breakpoints) or other means, including any fee waivers by ICMI and its affiliates or the Sub-Advisers. Based on this evaluation, the Board concluded that, within the context of its full deliberations, the Penn Series Funds and their shareholders obtain a reasonable benefit from any economies of scale being realized by ICMI and the Sub-Advisers.

Based on the Directors’ deliberation and their evaluation of the information described above, the Board, including all of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreements and concluded that the compensation under the Investment Advisory Agreements is fair and reasonable in light of such services and such other matters as the Directors considered to be relevant in the exercise of their reasonable judgment. In the course of their deliberations, the Directors did not identify any particular information that was all-important or controlling.

PennMutual

Our Noble Purpose

Since 1847, Penn Mutual has been driven by our noble purpose – to create a world of possibilities, one individual, one family and one small business at a time. As an original pioneer of mutual life insurance in America, we believe that life insurance is the most protective, responsible and rewarding action a person can take to build a solid foundation today and create a brighter future for generations to come.

© 2013 The Penn Mutual Life Insurance Company and The Penn Insurance & Annuity Company, Philadelphia, PA 19172 www.pennmutual.com

PM6206 08/13

Item 2. Code of Ethics

Not Applicable

Item 3. Audit Committee Financial Expert

Not Applicable

Item 4. Principal Accountant Fees and Services

Not Applicable

Item 5. Audit Committee of Listed Registrants

Not Applicable

Item 6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not Applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not Applicable

Item 10. Submission of Matters to a Vote of Security Holders

The Board of Directors of the Company has a Nominating Committee currently consisting of Mr. Bay, Mr. MacKinlay, Ms. Matthias and Ms. Mack. The principal responsibility of the Nominating Committee is to consider the qualifications of and to nominate qualified individuals to stand for election to the Board. The Nominating Committee has adopted a charter governing its operations. The Nominating Committee would consider nominees recommended by shareholders, if such nominations were submitted in writing and addressed to the Nominating Committee at the Company’s office in conjunction with a shareholder meeting to consider the election of Directors.

The Nominating Committee may adopt from time to time specific, minimum qualifications that the Nominating Committee believes a director candidate must meet before being considered as a candidate. Currently, there are no minimum qualifications set forth by the Nominating Committee other than with respect to an independent director candidate’s independence from the investment advisers and other principal service providers for the Company.

In identifying potential nominees to the Board, the Nominating Committee considers candidates recommended by any of the following sources: (i) the current Directors; (ii) the Company’s officers; (iii) investment advisers to the Funds; (iv) shareholders; and (v) any other source the Nominating Committee deems appropriate. The Nominating Committee will take into account a wide variety of criteria in considering candidates including the following criteria: (i) knowledge in matters relating to the investment company industry; (ii) any experience as a director or senior officer of public companies; (iii) educational background; (iv) reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the perceived ability to contribute to the ongoing functions of the Board; (vii) the ability to qualify as an independent director; and (viii) such other criteria as the Nominating Committee determines to be relevant. The Nominating Committee will consider and evaluate candidates nominated by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources.

Item 11. Controls and Procedures

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of ethics – not applicable to this semi-annual report.

	(2)	Separate certification of Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)		Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, are attached. These certifications are being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and are not filed as part of the Form N-CSR with the commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Penn Series Funds, Inc.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 5, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Peter M. Sherman

By:	Peter M. Sherman
President
Date:	September 5, 2013

/s/ Robert J. DellaCroce

By:	Robert J. DellaCroce
Treasurer
Date:	September 5, 2013